UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund: BlackRock Funds II

BlackRock Aggressive Growth Prepared Portfolio

BlackRock Conservative Prepared Portfolio

BlackRock Core Bond Portfolio

BlackRock GNMA Portfolio

BlackRock Growth Prepared Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Moderate Prepared Portfolio

BlackRock Multi-Sector Bond Portfolio

BlackRock U.S. Government Bond Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2011

Date of reporting period: 09/30/2011

Item 1	–	Report to Stockholders

September 30, 2011

Annual Report

BlackRock Funds II

▶	BlackRock GNMA Portfolio
▶	BlackRock Inflation Protected Bond Portfolio
▶	BlackRock Long Duration Bond Portfolio
▶	BlackRock Multi-Sector Bond Portfolio
▶	BlackRock U.S. Government Bond Portfolio

Not FDIC Insured ¡ No Bank Guarantee ¡ May Lose Value

2	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Dear Shareholder

Investors have faced one of the most volatile periods in trading history in recent months. Financial markets across the world weathered a storm of whipsaw movements of panic selling and short-lived rebounds of hope as the European debt crisis and concerns about slowing global economic growth dominated headlines and sentiment. Although markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.

This shareholder report reflects your fund’s reporting period ended September 30, 2011. The following market review is intended to provide you with additional perspective on the performance of your investments during that period.

One year ago, the global economy appeared to solidly be in recovery mode and investors were optimistic in advance of the second round of quantitative easing from the US Federal Reserve (the “Fed”). Stock markets rallied despite the ongoing sovereign debt crisis in Europe and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down) especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter of 2010. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles burgeoned.

Early 2011 saw spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted regarding US debt and deficit issues. Equities generally performed well early in the year, however, as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, the environment changed dramatically in the middle of the second quarter. Inflationary pressures had intensified in emerging economies, many of which were overheating, and the European debt crisis had continued to escalate. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt, rekindling fears about the broader debt crisis. Concurrently, economic data signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. The downgrade of the US government’s credit rating on August 5 sent financial markets into turmoil. Extreme levels of volatility persisted as investors witnessed financial problems intensify in Italy and Spain and the debt crisis spread to core European nations, France and Germany. Toward the end of the reporting period, economic data out of the United States and Europe grew increasingly bleak. Further compounding concerns about the world economy were indications that growth was slowing in emerging-market nations, including China, a key driver for global growth.

Overall, equities broadly declined while lower-risk investments including US Treasuries, municipal securities and investment grade corporate bonds posted gains for the 6- and 12-month periods ended September 30, 2011. High yield debt posted losses for the 6-month period, but remained in positive territory on a 12-month basis. Continued low short-term interest rates kept yields on money market securities near their all-time lows. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine and its quarterly companion newsletter, Shareholder Perspectives.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“BlackRock remains dedicated to finding opportunities and managing risk in this environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2011

	6- month	12- month
US large cap equities (S&P 500® Index)	(13.78)%	1.14%
US small cap equities (Russell 2000® Index)	(23.12)	(3.53)
International equities (MSCI Europe, Australasia, Far East Index)	(17.74)	(9.36)
Emerging market equities (MSCI Emerging Markets Index)	(23.45)	(16.15)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.14
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	16.14	9.28
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	6.20	5.26
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	7.85	3.88
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(5.12)	1.75

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2011	BlackRock GNMA Portfolio

Investment Objective

BlackRock GNMA Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

The Fund’s BlackRock and Institutional Share Classes outperformed the benchmark Barclays Capital GNMA MBS Index for the 12-month period ended September 30, 2011, while the Investor A, Investor B, Investor C and Service Shares underperformed the benchmark index.

What factors influenced performance?

•

The primary contributor to the Fund’s positive performance over the 12-month period was security selection across coupon stack (the range of coupon rates offered) in agency mortgage-backed securities (“MBS”). Specifically, the Fund’s bias toward higher-coupon MBS during the fourth quarter of 2010 had a positive impact as prepayments slowed dramatically on these issues and the threat of a government refinancing program was abated. In the first quarter of 2011, the Fund benefited from its exposure to select lower- and middle-coupon issues, which outperformed higher-coupon issues at that time. In the third quarter, an overweight in select Government National Mortgage Association (“GNMA”) issues with very high coupon rates boosted Fund returns as these issues benefited from their low vulnerability to refinancing. Additionally, the Fund’s exposure to call-protected issues and agency MBS derivatives added to performance.

•

Detracting from performance was the Fund’s hedge position (via short-term US Treasury securities) on its duration overweight (greater exposure to mortgages relative to the benchmark index) in the first half of the period. In the second half, agency MBS underperformed Treasury securities and, thus, the Fund’s duration overweight to mortgages had a negative impact on returns. In addition, the Fund’s overall portfolio duration was shorter than the benchmark index, which detracted from relative performance when yields rallied.

•

The Fund uses interest rate derivative instruments, which may include futures contracts, options, swaps and swaptions, mainly for the purpose of managing risks relating to portfolio duration and yield curve positioning. During the period, the use of derivatives had an overall negative impact on Fund returns.

Describe recent portfolio activity.

•

The Fund actively traded agency MBS throughout the 12-month period. At the beginning of the period, the Fund was overweight in higher-coupon issues; however, in the first quarter of 2011, management reduced this overweight in favor of lower- and middle-coupons. Toward the end of the period, management added exposure to segments where borrowers had little incentive to refinance in the current environment, including select GNMA issues with very high coupon rates and 15-year, lower-coupon agency MBS. Management also moved to an underweight in 4.5%- and 5%-coupon issues in light of the higher refinancing incentives and tighter spread valuations in the middle of the coupon stack versus lower- and higher-coupon issues. Lastly, management added call protection to the portfolio via select state housing finance authority bonds.

Describe Fund positioning at period end.

•

The Fund ended the period with a neutral-to-slightly long duration relative to the benchmark index. The agency MBS sector received support from the Fed’s announcement that it would keep short-term interest rates low for the next two years, effectively anchoring the short end of the yield curve and improving the carry (income) profile for agency MBS. Also benefitting the sector was the Fed’s announcement of its plan to reinvest future pay-downs in its mortgage portfolio, which is expected to have a meaningful impact on supply-and-demand factors for agency MBS. However, despite the Fed’s actions, widespread uncertainty stemming from the European sovereign debt crisis, a slowing global economic backdrop and concerns about policy intervention in the housing market remain headwinds for the sector. Management continues to view MBS as attractive assets, but remains cautious given the recent high volatility across the coupon stack.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	100%

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	100%

[1]	Using the higher of S&P’s or Moody’s rating.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

4	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

BlackRock GNMA Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund normally invests at least 80% of its assets in GNMA securities.
[3]	An unmanaged index comprised of mortgage-backed pass through securities of GNMA.

Performance Summary for the Period Ended September 30, 2011

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	3.03%	5.43%	6.96%	N/A	7.37%	N/A	5.93%	N/A
Institutional	3.00	5.51	7.02	N/A	7.37	N/A	5.87	N/A
Service	2.65	5.23	6.55	N/A	7.03	N/A	5.55	N/A
Investor A	2.59	5.20	6.62	2.33%	6.99	6.11%	5.46	5.03%
Investor B	1.97	4.82	5.70	1.21	6.15	5.83	4.91	4.91
Investor C	1.95	4.82	5.74	4.74	6.21	6.21	4.69	4.69
Barclays Capital GNMA MBS Index	—	5.91	6.90	N/A	7.01	N/A	5.72	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[5]	Ending Account Value September 30, 2011	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,054.30	$2.68	$2.68	$1,000.00	$1,022.46	$2.64	$1,022.46	$2.64
Institutional	$1,000.00	$1,055.10	$2.89	$2.83	$1,000.00	$1,022.26	$2.84	$1,022.31	$2.79
Service	$1,000.00	$1,052.30	$4.68	$4.63	$1,000.00	$1,020.51	$4.61	$1,020.56	$4.56
Investor A	$1,000.00	$1,052.00	$4.68	$4.63	$1,000.00	$1,020.51	$4.61	$1,020.56	$4.56
Investor B	$1,000.00	$1,048.20	$8.57	$8.57	$1,000.00	$1,016.70	$8.44	$1,016.70	$8.44
Investor C	$1,000.00	$1,048.20	$8.57	$8.52	$1,000.00	$1,016.70	$8.44	$1,016.75	$8.39

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.52% for BlackRock, 0.56% for Institutional, 0.91% for Service, 0.91% for Investor A, 1.67% for Investor B and 1.67% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.52% for BlackRock, 0.55% for Institutional, 0.90% for Service, 0.90% for Investor A, 1.67% for Investor B and 1.66% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	5

Fund Summary as of September 30, 2011	BlackRock Inflation Protected Bond Portfolio

Investment Objective

BlackRock Inflation Protected Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2011, the Fund underperformed its benchmark, the Barclays Capital Global Real: US TIPS Index.

What factors influenced performance?

•

The real yield curve reflects the yields on US Treasury inflation-protected securities (“TIPS”), whereas the nominal yield curve reflects yields on traditional non-inflation-linked US Treasury securities. The Fund underperformed the benchmark index due to its short position in short- and intermediate-term real yields early in the fourth quarter of 2010 when rates fell on those parts of the curve. Although US economic conditions were improving, the Federal Reserve’s Treasury bond purchase program kept yields down on the shorter parts of the curve. In addition, the Fund’s real yield curve-flattening bias (positioned to benefit from a flattening of the yield curve) had a negative impact on returns as the yield curve steepened significantly in May and June when the sovereign debt crisis in Europe and evidence that global economic growth was slowing sparked a flight-to-quality that pushed short-term interest rates lower.

•

Contributing positively to performance was the Fund’s slightly longer duration (higher sensitivity to interest rates) in its US holdings (relative to the benchmark index) in the earlier part of the first quarter in 2011 when interest rates fell across the yield curve. In the second half of the reporting period, real yields moved lower, especially on the long end of the curve, as a result of a culmination of European sovereign debt risks, slowing global economic growth and the Fed’s announcement of “Operation Twist” (policy actions designed to put downward pressure on long-term interest rates). Under these conditions, the Fund’s real yield curve-flattening stance in the 10- to 30-year range of the curve had a positive impact on performance.

•

The Fund uses interest rate derivative instruments, which may include futures contracts, options, swaps and swaptions, mainly for the purpose of managing risks relating to portfolio duration and yield curve positioning. During the period, the use of derivatives had an overall negative impact on Fund returns.

Describe recent portfolio activity.

•

The Fund began the period with a real yield curve-flattening bias in its US holdings. However, toward the end of the first quarter of 2011, the Fund moved to an underweight in short-end nominal rates and reduced duration in its US holdings as oil prices continued to climb and the Fed announced its outlook for rising inflation. As inflation expectations rose and real rates fell, management increased the Fund’s allocation to cash and cash equivalents. Management maintained the elevated cash balance for the remainder of the period for defensive purposes; however, this caused a slight drag on returns as US government securities performed well for the period.

•

Later in the first quarter, the Fund established a small short currency position in the yen as the Japanese economy was faced with potentially lower interest rates and aggressive monetary and fiscal stimulus after the earthquake. The Fund continued to trade the yen over the remainder of the reporting period in response to advances and setbacks in the nation’s recovery.

•

In the second half of the reporting period, the Fund maintained a curve-flattening stance in real US Treasury rates and covered some of its short-duration positions, while maintaining its overall portfolio duration shorter than the benchmark index.

Describe Fund positioning at period end.

•

The Fund ended the period with a duration of 7.85 years, which was only slightly shorter than the Barclays Capital Global Real: US TIPS Index. The Fund was positioned to benefit from a flattening in the real US Treasury yield curve as management deemed inflation insurance cheap on the long end of the real yield curve as compared to the steepness of the nominal yield curve. The Fund maintained its short position in the yen as management continued to believe the currency was overvalued given ongoing weakness in the Japanese economy and muted prospects for its growth. The Fund’s cash position at period end was 7%. US TIPS comprised 87% of the Fund’s portfolio, with the remainder invested mostly in nominal US Treasuries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Treasury Obligations	98%
Non-Agency Mortgage-Backed Securities	1
Foreign Government Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	99%
A	1

[1]	Using the higher of S&P’s or Moody’s rating.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

6	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

BlackRock Inflation Protected Bond Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

The Fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the US and non-US governments, their agencies or instrumentalities, and US and non-US corporations.

[3]	An unmanaged market index made up of US Treasury Inflation Linked Indexed securities.
[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2011

			Average Annual Total Returns[5]
			1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	0.77%	6.85%	8.21%	N/A	7.45%	N/A	7.06%	N/A
Institutional	0.65	6.81	8.10	N/A	7.33	N/A	7.00	N/A
Service	0.36	6.70	7.84	N/A	7.08	N/A	6.49	N/A
Investor A	0.32	6.72	7.83	3.53%	7.06	6.19%	6.67	6.07%
Investor B	(0.36)	6.25	6.98	2.48	6.19	5.87	5.88	5.88
Investor C	(0.36)	6.25	7.00	6.00	6.24	6.24	5.95	5.95
Barclays Capital Global Real: US TIPS Index	—	8.33	9.87	N/A	7.09	N/A	6.58	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on June 28, 2004.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[7]	Annualized Expense Ratio
BlackRock	$1,000.00	$1,068.50	$1.66	$1,000.00	$1,023.46	$1.62	0.32%
Institutional	$1,000.00	$1,068.10	$2.28	$1,000.00	$1,022.86	$2.23	0.44%
Service	$1,000.00	$1,067.00	$3.58	$1,000.00	$1,021.61	$3.50	0.69%
Investor A	$1,000.00	$1,067.20	$3.94	$1,000.00	$1,021.26	$3.85	0.76%
Investor B	$1,000.00	$1,062.50	$7.81	$1,000.00	$1,017.50	$7.64	1.51%
Investor C	$1,000.00	$1,062.50	$7.55	$1,000.00	$1,017.75	$7.38	1.46%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	7

Fund Summary as of September 30, 2011	BlackRock Long Duration Bond Portfolio

Investment Objective

BlackRock Long Duration Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2011, the Fund underperformed its benchmark, the Barclays Capital Long Government/ Credit Index.

What factors influenced performance?

•

Active management of the Fund’s duration (sensitivity to interest rates) had a net negative effect on performance for the period. In addition, the Fund’s overweight (relative to the benchmark index) to financials hurt returns as the sector came under pressure as a consequence of escalating sovereign debt risks in Europe.

•

The Fund’s allocations outside the benchmark index to non-government spread sectors (securities driven by movements in credit risk), including commercial mortgage-backed securities, non-agency residential MBS, high yield corporate bonds and, to a lesser extent, asset-backed securities (“ABS”), contributed positively to performance for the period. Additionally, the Fund’s yield curve-flattening position between the 10- and 30-year points on the US Treasury yield curve benefited performance in the latter part of the period when long-term interest rates declined.

•

The Fund uses interest rate derivative instruments, which may include futures contracts, options, swaps and swaptions, mainly for the purpose of managing risks relating to portfolio duration and yield curve positioning. The Fund may also use credit default swaps against individual names or broad indices to manage credit risk in the portfolio. Credit default swaps against indices help to manage market risk as well. In addition, the Fund may trade foreign currency exchange contracts or use foreign currency derivatives to manage currency risk in the portfolio. During the period, the use of derivatives had an overall positive impact on Fund returns.

Describe recent portfolio activity.

•

During the period, management trimmed the Fund’s holdings of financial and industrial corporate credits with the highest market volatility, but maintained an overweight position in investment grade corporate credit within these sectors. Management added exposure to long-dated TIPS and financial capital securities. Within the Fund’s corporate bond holdings, management moved to a higher-quality bias and sought to reduce the level of risk relating to spread duration (sensitivity of a corporate bond’s price to changes in its spread above Treasury rates). Toward the end of the period, management extended the Fund’s duration to a neutral position relative to the benchmark index while reducing credit risk in the Fund’s financials holdings, reflecting a stronger liquidity bias. In addition, management tactically traded agency MBS to increase portfolio liquidity.

Describe Fund positioning at period end.

•

The Fund ended the period with a neutral duration position relative to its benchmark index. While the Fund was overweight in corporate credit, it continues to hold a defensive position as management maintains a cautious view on adding credit risk in the challenging liquidity environment. Management generally favors high-quality companies with strong balance sheets. The Fund was overweight in the financials sector, as management deems these issues cheap relative to industrials and management believes financials offer strong upside price potential as negative headlines from Europe eventually dissipate. The Fund was underweight industrials, where merger-and-acquisition risk is relatively high. Furthermore, management finds industrials expensive versus financials issues, while offering less upside potential in a slow-growth environment. The Fund’s allocation to ABS reflected a high-quality bias, favoring top-tier prime issuers and concentrated in short-dated issues including credit card debt, auto loans and student loans through the Federal Family Education Loan Program.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	50%
U.S. Treasury Obligations	30
U.S. Government Sponsored Agency Securities	5
Taxable Municipal Bonds	5
Asset-Backed Securities	2
Non-Agency Mortgage-Backed Securities	2
Preferred Securities	2
Foreign Government Obligations	2
Foreign Agency Obligations	2

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	40%
AA/Aa	11
A	25
BBB/Baa	20
BB/Ba	3
B	1

[1]	Using the higher of S&P’s or Moody’s rating.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

8	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

BlackRock Long Duration Bond Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

The Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Long Government/ Credit Index (the benchmark).

[3]

An unmanaged index comprised of US government securities or investment grade credit securities from the more comprehensive Barclays Capital US Aggregate Bond Index. This index concentrates on long maturity bonds and thus excludes all maturities from the broader index that are less than 10 years.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2011

			Average Annual Total Returns[5]
			1 Year		Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	3.95%	18.47%	11.96%	N/A	10.71%	N/A
Institutional	3.85	18.45	11.86	N/A	10.60	N/A
Investor A	3.36	18.21	11.47	6.98%	10.29	9.14%
Barclays Capital Long Government/Credit Index	—	19.45	12.74	N/A	10.40	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on October 19, 2007.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[9]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[7]	Ending Account Value September 30, 2011	Expenses Paid During the Period[8]
BlackRock	$1,000.00	$1,184.70	$2.46	$2.46	$1,000.00	$1,022.81	$2.28	$1,022.81	$2.28
Institutional	$1,000.00	$1,184.50	$3.01	$3.01	$1,000.00	$1,022.31	$2.79	$1,022.31	$2.79
Investor A	$1,000.00	$1,182.10	$4.92	$4.87	$1,000.00	$1,020.56	$4.56	$1,020.61	$4.51

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for BlackRock, 0.55% for Institutional and 0.90% for Investor A), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for BlackRock, 0.55% for Institutional and 0.89% for Investor A), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	9

Fund Summary as of September 30, 2011	BlackRock Multi-Sector Bond Portfolio

Investment Objective

BlackRock Multi-Sector Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2011, the Fund underperformed its benchmark, the Barclays Capital US Universal Index.

What factors influenced performance?

•

The Fund maintained a shorter duration bias (lower sensitivity to interest rates) relative to its benchmark index during the period. While this duration stance was beneficial in the earlier half of the period, the overall impact on performance for the 12-month period was negative as interest rates declined to historically low levels in the latter half due to weaker-than-expected economic data and concerns about sovereign debt problems in Europe. Additionally, an out-of-index allocation to high yield corporate credit detracted from performance.

•

Throughout the 12-month period, the Fund was overweight relative to its benchmark index in non-government spread sectors (securities driven by movements in credit risk) and underweight in government-owned/ government-related sectors. Spread sectors performed well in the first half of the period amid improving economic fundamentals and accommodative monetary policy. In the second half, investor sentiment switched to “risk off” mode resulting in spread sectors broadly underperforming US Treasury securities. On balance, the Fund’s sector allocation had a positive impact on performance for the period as a whole.

•

Also contributing positively was tactical trading within agency MBS and defensive currency hedges. In addition, the Fund’s yield curve-flattening stance proved beneficial as long-term interest rates declined more than short-term rates later in the period.

•

The Fund uses interest rate derivative instruments, which may include futures contracts, options, swaps and swaptions, mainly for the purpose of managing risks relating to portfolio duration and yield curve positioning. The Fund may also use credit default swaps against individual names or broad indices to manage credit risk in the portfolio. Credit default swaps against indices help to manage market risk as well. In addition, the Fund may trade foreign currency exchange contracts or use foreign currency derivatives to manage currency risk in the portfolio. During the period, the use of derivatives had an overall negative impact on Fund returns.

Describe recent portfolio activity.

•

Management actively managed the Fund’s duration while maintaining a short duration bias throughout the 12-month period. Also during the period, management increased the Fund’s quality profile and level of liquidity in advance of the completion of the Fed’s monetary stimulus program on June 30, 2011. Management tactically managed investment grade credits, with a particular focus on taking advantage of relative value opportunities in financials and industrials. Management gradually reduced the Fund’s exposure to high yield corporate credit, non-agency residential MBS and commercial mortgage-backed securities (“CMBS”). To increase portfolio liquidity, management added to the Fund’s agency MBS holdings throughout the latter half of the period, with a general bias toward lower-coupon issues.

•

Toward the end of the reporting period, management allowed the Fund’s cash balance to accumulate primarily for defensive purposes, but also to position the Fund to take advantage of future opportunities in credit. Cash was a drag on returns as US government securities performed well for the period.

Describe Fund positioning at period end.

•

At period end, the Fund was generally underweight relative to the benchmark index in government-owned/government-related sectors in favor of non-government spread sectors. Within spread sectors, the Fund was most significantly overweight in investment grade corporate credit, agency MBS, CMBS, high yield debt and asset-backed securities. The Fund ended the period with shorter duration relative to the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	58%
Corporate Bonds	19
Non-Agency Mortgage-Backed Securities	9
U.S. Treasury Obligations	5
Asset-Backed Securities	5
Foreign Agency Obligations	2
Foreign Government Obligations	1
Preferred Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	70%
AA/Aa	4
A	7
BBB/Baa	9
BB/Ba	4
B	3
CCC/Caa	1
CC/Ca	2

[1]	Using the higher of S&P’s or Moody’s rating.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

10	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

BlackRock Multi-Sector Bond Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

The Fund normally invests at least 80% of its assets in bonds of any duration or maturity from several sectors including: corporate bonds, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, US government mortgage-related securities and US Treasury and agency securities.

[3]

An unmanaged, market value weighted index of fixed income securities issued in US dollars, including US government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2011

			Average Annual Total Returns[5]
			1 Year		Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.40%	1.70%	1.75%	N/A	5.42%	N/A
Investor A	4.00	1.57	1.59	(2.48)%	5.16	2.48%
Investor C	3.39	1.09	0.73	(0.23)	4.38	4.38
Barclays Capital US Universal Index	—	5.16	4.77	N/A	6.97	N/A

[5]

Assuming maximum sales charges, if any. Total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on February 26, 2010.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[9]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[7]	Ending Account Value September 30, 2011	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,017.00	$4.05	$3.54	$1,000.00	$1,021.06	$4.05	$1,021.56	$3.55
Investor A	$1,000.00	$1,015.70	$5.31	$4.80	$1,000.00	$1,019.80	$5.32	$1,020.31	$4.81
Investor C	$1,000.00	$1,010.90	$9.07	$8.57	$1,000.00	$1,016.04	$9.10	$1,016.55	$8.59

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.80% for Institutional, 1.05% for Investor A and 1.80% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.70% for Institutional, 0.95% for Investor A and 1.70% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	11

Fund Summary as of September 30, 2011	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

•

On March 18, 2011, the Board of Trustees of BlackRock Funds II (the “Trust”) approved a plan of reorganization whereby the Fund acquired substantially all of the assets and assumed certain stated liabilities of BlackRock Government Income Portfolio in exchange for newly issued shares of the Fund. The reorganization took place on July 18, 2011. Upon closing of the reorganization, the Fund was renamed from BlackRock Intermediate Government Bond Portfolio to BlackRock U.S. Government Bond Portfolio.

How did the Fund perform?

•

Effective July 18, 2011, the Fund changed its primary benchmark from the Barclays Capital Intermediate Government Index to the Barclays Capital US Government/Mortgage Index. The Barclays Capital US Government/Mortgage Index provides a closer representation of the Fund’s investable universe than does the Barclays Capital Intermediate Government Index and more accurately reflects the investment strategy of the Fund.

•

For the 12-month period ended September 30, 2011, the Fund underperformed its benchmark, the Barclays Capital US Government/ Mortgage Index. For the same period, the Fund’s Investor A, BlackRock, Institutional and Service Share Classes outperformed the former benchmark, the Barclays Capital Intermediate Government Index, while the Investor B, Investor B1, Investor C, Investor C1 and Class R Shares underperformed the former benchmark index. The following discussion of relative performance pertains to the Barclays Capital US Government/ Mortgage Index[1].

What factors influenced performance?

•

Duration trading activity (management of interest rate risk) during the 12-month period was the largest detractor from performance. In addition, the Fund’s underweight in US Treasuries in favor of agency MBS hurt returns in the second half of the period when agency MBS underperformed Treasuries due to uncertainty about the impact of Fed policy on mortgages.

•

Contributing positively to the Fund’s performance was its exposure to agency MBS derivative instruments during the period. An overweight to agency MBS had a positive impact in the earlier part of the period when improving economic conditions and declining prepayment rates boosted the sector’s performance.

•

The Fund uses interest rate derivative instruments, which may include futures contracts, options, swaps and swaptions, mainly for the purpose of managing risks relating to portfolio duration and yield curve positioning. During the period, the use of derivatives had an overall negative impact on Fund returns.

Describe recent portfolio activity.

•

In the government-related space, management reduced overall exposure to US Treasuries and moved to an overweight position in agency MBS. Within the agency MBS space specifically, management initially purchased select lower- and middle-coupon issues, and then continued to increase exposure to lower-coupon issues, as management believed they would be less impacted by prepayment risk. In the non-government space, management took profits on positions in non-agency residential MBS and tactically traded the Fund’s CMBS allocation while management continued to manage risk in the portfolio. Management tactically traded the Fund’s portfolio duration (sensitivity to interest rates), moving from a long to a short duration bias near the end of the period.

Describe Fund positioning at period end.

•

Within government-related sectors, at period end, the Fund was underweight relative to the Barclays Capital US Government/Mortgage Index in US Treasuries in favor of agency MBS, which offer attractive carry (income). The agency MBS sector received support from the Fed’s announcements that it would maintain low short-term rates and reinvest future pay-downs in its mortgage portfolio. Despite this support, widespread uncertainty stemming from the European sovereign debt crisis, a slowing global economic backdrop and concerns about policy intervention in the housing market remain headwinds for the sector.

•

In non-government spread sectors, the Fund held modest out-of-index exposures to CMBS and student loan asset-backed securities given their attractive carry. The Fund ended the period with a modestly short duration as compared to the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	80%
U.S. Treasury Obligations	19
Asset-Backed Securities	1

[1]

Peformance for BlackRock, Investor B1, Investor C1 and Class R Shares of the Fund prior to July 18, 2011 is based on Institutional Shares restated to reflect BlackRock, Investor B1, Investor C1 and Class R Shares’ fees, respectively.

Credit Quality Allocation[2]	Percent of Long-Term Investments
AAA/Aaa[3]	100%

[2]	Using the higher of S&P’s or Moody’s rating.

[3]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

12	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

BlackRock U.S. Government Bond Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

The Fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the US government and its agencies and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Intermediate Government Index (the benchmark).

[3]

An unmanaged index comprised of all publically issued, non-convertible domestic debt of the US government or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the US government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year and a maximum maturity of ten years are included.

[4]

This index measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of GNMA, Fannie Mae and Freddie Mac. The Fund now uses this index as its benchmark rather than the Barclays Capital Intermediate Government Index because Fund management believes it is more representative of the industry standard benchmark for funds with similar strategies.

Performance Summary for the Period Ended September 30, 2011

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	2.28%	6.53%	4.24%	N/A	6.23%	N/A	4.97%	N/A
Institutional	2.13	6.46	4.09	N/A	6.05	N/A	4.79	N/A
Service	2.05	6.34	3.91	N/A	5.77	N/A	4.49	N/A
Investor A	1.80	6.26	3.79	(0.38)%	5.61	4.76%	4.34	3.92%
Investor B	0.70	5.87	2.88	(1.60)	4.78	4.44	3.80	3.80
Investor B1	1.32	6.01	3.22	(0.76)	5.18	4.85	3.93	3.93
Investor C	1.11	5.86	2.88	1.89	4.81	4.81	3.56	3.56
Investor C1	1.24	5.97	3.13	2.14	5.09	5.09	3.84	3.84
Class R	1.55	6.23	3.55	N/A	5.45	N/A	4.18	N/A
Barclays Capital Intermediate Government Index	—	5.34	3.72	N/A	5.91	N/A	4.80	N/A
Barclays Capital US Government/Mortgage Index	—	6.59	5.53	N/A	6.64	N/A	5.53	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period		Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period		Annualized Expense Ratio
BlackRock	$1,000.00	$1,031.90	$0.94	[5]	$1,000.00	$1,009.35	$0.93	[5]	0.45%
Institutional	$1,000.00	$1,064.60	$3.21	[6]	$1,000.00	$1,021.96	$3.14	[6]	0.62%
Service	$1,000.00	$1,063.40	$4.45	[6]	$1,000.00	$1,020.76	$4.36	[6]	0.86%
Investor A	$1,000.00	$1,062.60	$4.76	[6]	$1,000.00	$1,020.46	$4.66	[6]	0.92%
Investor B	$1,000.00	$1,058.70	$9.70	[6]	$1,000.00	$1,015.64	$9.50	[6]	1.88%
Investor B1	$1,000.00	$1,029.80	$3.02	[5]	$1,000.00	$1,007.29	$2.99	[5]	1.45%
Investor C	$1,000.00	$1,058.60	$8.88	[6]	$1,000.00	$1,016.44	$8.69	[6]	1.72%
Investor C1	$1,000.00	$1,029.60	$3.19	[5]	$1,000.00	$1,007.13	$3.16	[5]	1.53%
Class R	$1,000.00	$1,031.20	$2.53	[5]	$1,000.00	$1,007.79	$2.50	[5]	1.21%

[5]

For BlackRock Shares, Investor B1 Shares, Investor C1 Shares and Class R Shares, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 75/365 (to reflect the period the classes were open).

[6]

For Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	13

About Fund Performance

•

BlackRock and Institutional Shares are not subject to any sales charge. BlackRock and Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to July 18, 2011, U.S. Government Bond’s BlackRock Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect BlackRock Shares’ fees. Effective November 10, 2011, BlackRock Shares of U.S. Government Bond were closed to all purchases.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions). All returns for periods greater than seven years reflect this conversion.

•

Investor B1 Shares are subject to a maximum contingent deferred sales charge of 4.00% declining to 0% after six years and a distribution fee of 0.50% per year and a service fee of 0.25% per year. Prior to July 18, 2011, U.S. Government Bond’s Investor B1 Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B1 Shares’ fees.

•

Investor C and Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, Investor C and Investor C1 Shares are subject to a distribution fee of 0.75% and 0.55% per year, respectively, and a service fee of 0.25% and 0.25% per year, respectively. Prior to July 18, 2011, U.S. Government Bond’s Investor C1 Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Shares’ fees.

•

Class R Shares are not subject to any sales charge (front-end load) or deferred sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans. Prior to July 18, 2011, U.S. Government Bond’s Class R Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares’ fees.

Investor B, B1 and C1 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC (the “Manager”) is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2011 and held through September 30, 2011 and for U.S. Government Bond $1,000 invested on July 18, 2011 and held through September 30, 2011 for BlackRock Shares, Investor B1 Shares, Investor C1 Shares and Class R Shares) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

14	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and NAVs. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on the Funds’ performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument.

The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	15

Schedule of Investments September 30, 2011	BlackRock GNMA Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities – 0.0%	Par (000)		Value
Structured Asset Receivables Trust Certificates,
Series 2003-2A, 0.28%, 1/21/12 (a)(b)	$1		$536
Project Loans – 0.0%
Federal Housing Authority, Merrill Lynch Project,
Pool 42, 7.43%, 9/25/22	3		2,500
U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations – 13.0%
Fannie Mae:
Series 1996-48, Class Z, 7.00%,
11/25/26	1,163		1,337,780
Series 2002-70, Class QG, 5.50%,
6/25/31	4,679		4,717,591
Series 2003-9, Class EA, 4.50%,
10/25/17	5,740		5,965,632
Series 2010-64, Class AF, 0.73%,
6/25/40 (b)	12,261		12,281,699
Series 2010-84, Class FB, 0.67%,
8/25/40 (b)	38,765		38,788,420
Freddie Mac:
Series 3033, Class HE, 4.50%,	4,477		4,536,322
9/15/18
Series 3672, Class FC, 0.68%,
5/15/40 (b)	48,566		48,551,116
Ginnie Mae:
Series 2002-45, Class PG, 6.00%,
3/17/32	4,685		4,953,381
Series 2004-28, Class FW, 0.65%,
4/20/34 (b)	8,186		8,190,589
Series 2009-122, Class PY, 6.00%,
12/20/39	7,398		8,169,395
Series 2009-31, Class PT, 5.04%,
5/20/39 (b)	2,046		2,170,222
Series 2010-75, Class FA, 0.68%,
9/20/35 (b)	4,011		4,010,079

			143,672,226

Mortgage-Backed Securities – 187.9%
Fannie Mae Mortgage-Backed Securities:
8.00%, 8/01/14	13		14,224
8.50%, 1/20/18	1,647		1,857,183
5.00%, 1/01/21-7/01/35	17,907		19,349,180
3.00%, 10/01/26 (c)	112,000		115,360,000
3.50%, 10/01/26-10/01/41 (c)	64,500		67,178,438
6.07%, 7/01/32-8/01/32	693		776,982
5.69%, 8/01/32-9/01/32	1,549		1,715,112
5.32%, 10/01/32	864		945,262
5.50%, 12/01/32-10/01/41 (c)	1,961		2,152,232
4.70%, 6/01/35-5/01/36	178		193,038
5.30%, 8/01/35-3/01/37	5,608		6,145,069
6.00%, 2/01/38-10/01/41 (c)	5,949		6,550,346
4.50%, 10/01/40-10/01/41 (c)	110,751		117,588,872
4.00%, 10/01/41 (c)	40,100		42,029,814
Freddie Mac Mortgage-Backed Securities:
6.00%, 11/01/13-8/01/16	14		15,462
9.00%, 12/01/19	–	(d)	275
7.50%, 2/01/27-3/01/27	5		6,202
4.50%, 10/01/35	70		74,024
5.60%, 7/01/37-9/01/38	9,321		10,280,428
5.49%, 8/01/37-6/01/38	8,299		9,076,794
5.88%, 11/01/37-1/01/39	1,845		2,045,905
5.00%, 10/01/41 (c)	1,200		1,286,625
Ginnie Mae Mortgage-Backed Securities:
17.00%, 12/15/11	–	(d)	63
16.00%, 3/15/12-4/15/12	1		1,223
12.00%, 2/15/13-6/15/15	7		7,344
14.50%, 4/15/13	4		3,931
11.50%, 5/15/13-12/15/15	12		12,028
15.00%, 6/15/13	5		4,732
10.00%, 2/15/16-6/15/18	117		121,872
9.50%, 3/15/16-9/15/22	351		403,152
9.00%, 4/15/16-10/15/21	174		189,089
6.50%, 5/15/16-10/01/41 (c)	148,809		169,799,508
8.50%, 6/15/16-2/15/25	149		170,281
5.50%, 7/15/16-10/01/41 (c)	145,841		161,171,430
6.00%, 7/15/16-10/01/41 (c)	179,372		200,968,214
8.00%, 1/15/17-5/15/30	316		362,871
7.50%, 2/15/22-9/15/30	992		1,153,156
7.00%, 3/20/24-5/15/31	155		178,348
5.75%, 7/15/32-10/15/32	3,564		3,977,527
6.13%, 7/15/32-8/15/32	1,640		1,851,793
5.38%, 10/15/32-11/15/32	2,140		2,374,364
5.00%, 11/15/32-10/01/41 (c)	224,858		247,574,461
4.50%, 12/15/34-10/20/40 (e)(f)	446,879		486,218,332
4.96%, 11/15/35-7/15/36	8,908		9,796,436
5.30%, 12/20/35-2/20/37	3,880		4,317,291
4.70%, 2/20/36-3/20/37	714		788,088
5.65%, 6/15/36-2/15/37	4,320		4,795,478
5.49%, 7/15/37-8/15/38	7,484		8,324,479
5.60%, 7/20/37-9/20/38	4,745		5,249,913
5.88%, 10/20/37-1/20/39	6,845		7,658,352
4.63%, 3/20/40-6/20/40	10,263		11,304,109
3.50%, 10/01/41 (c)	180,900		188,467,594
4.00%, 10/01/41 (c)	144,400		154,417,750

			2,076,304,676

Total U.S. Government Sponsored Agency Securities – 200.9%			2,219,976,902

U.S. Treasury Obligations – 0.6%
U.S. Treasury Notes, 1.25%, 10/31/15 (e)(g)	6,400		6,535,501

Total Long-Term Investments (Cost — $2,187,673,411) – 201.5%			2,226,515,439

Portfolios Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AUD	Australian Dollar	JPY	Japanese Yen
	CAD	Canadian Dollar	LIBOR	London InterBank Offered Rate
	CNY	Chinese Yuan	NOK	Norwegian Krone
	CZK	Czech Koruna	NZD	New Zealand Dollar
	EUR	Euro	PLN	Polish Zloty
	EURIBOR	Euro Interbank Offered Rate	RB	Revenue Bond
	GBP	British Pound	SEK	Swedish Krona
	GO	General Obligation	TBA	To-Be-Announced
	HKD	Hong Kong Dollar	USD	United States Dollar
	HUF	Hungarian Forint

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock GNMA Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (h)(i)	38,765,948	$38,765,948

Total Short-Term Securities (Cost — $38,765,948) – 3.5%		38,765,948

Options Purchased	Contracts
Exchange-Traded Put Options Purchased – 0.0%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 99.25, Expires 3/16/12	955	226,813
Euro Dollar (2 Year) Mid-Curve, Strike Price USD 97.25, Expires 12/16/11	622	3,887

		230,700

	Notional Amount (000)
Over-the-Counter Call Swaptions Purchased – 1.9%
Receive a fixed rate of 1.758% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	$31,600	697,855
Receive a fixed rate of 2.720% and pay a floating rate based on 3-month LIBOR, Expires 8/09/12, Broker JPMorgan Chase Bank, N.A.	70,300	3,904,961
Receive a fixed rate of 3.630% and pay a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG	11,300	1,521,533
Receive a fixed rate of 3.783% and pay a floating rate based on 3-month LIBOR, Expires 5/10/12, Broker Bank of America, N.A.	17,000	2,360,217
Receive a fixed rate of 3.835% and pay a floating rate based on 3-month LIBOR, Expires 5/03/12, Broker Morgan Stanley Capital Services, Inc.	10,000	1,436,402
Receive a fixed rate of 3.835% and pay a floating rate based on 3-month LIBOR, Expires 5/04/12, Broker Credit Suisse International	23,900	3,431,457
Receive a fixed rate of 4.070% and pay a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Bank of America, N.A.	9,800	1,631,167
Receive a fixed rate of 4.073% and pay a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Royal Bank of Scotland Plc	8,100	1,350,012
Receive a fixed rate of 4.290% and pay a floating rate based on 3-month LIBOR, Expires 2/06/12, Broker UBS AG	7,600	1,443,377
Receive a fixed rate of 4.330% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG	7,600	1,470,405
Receive a fixed rate of 4.388% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank, N.A.	10,000	1,921,939

		21,169,325

Options Purchased
Over-the-Counter Put Swaptions Purchased – 0.2%
Pay a fixed rate of 1.758% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	31,600	2,980
Pay a fixed rate of 2.500% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	14,400	261
Pay a fixed rate of 2.720% and receive a floating rate based on 3-month LIBOR, Expires 8/09/12, Broker JPMorgan Chase Bank, N.A.	70,300	1,600,770
Pay a fixed rate of 3.630% and receive a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG	11,300	1,162
Pay a fixed rate of 3.783% and receive a floating rate based on 3-month LIBOR, Expires 5/10/12, Broker Bank of America, N.A.	17,000	50,621
Pay a fixed rate of 3.835% and receive a floating rate based on 3-month LIBOR, Expires 5/03/12, Broker Morgan Stanley Capital Services, Inc.	10,000	25,510
Pay a fixed rate of 3.835% and receive a floating rate based on 3-month LIBOR, Expires 5/04/12, Broker Credit Suisse International	23,900	61,540
Pay a fixed rate of 4.070% and receive a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Bank of America, N.A.	9,800	10,543
Pay a fixed rate of 4.073% and receive a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Royal Bank of Scotland Plc	8,100	8,672
Pay a fixed rate of 4.290% and receive a floating rate based on 3-month LIBOR, Expires 2/06/12, Broker UBS AG	7,600	1,726
Pay a fixed rate of 4.330% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG	7,600	1,611
Pay a fixed rate of 4.388% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank, N.A.	10,000	10,462

		1,775,858

Total Options Purchased (Cost — $14,467,704) – 2.1%		23,175,883

Total Investments Before TBA Sale Commitments and Options Written (Cost — $2,240,907,063*) – 207.1%		2,288,457,270

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	17

Schedule of Investments (continued)	BlackRock GNMA Portfolio
(Percentages shown are based on Net Assets)

TBA Sale Commitments (c)	Par (000)	Value
Fannie Mae Mortgage-Backed Securities:
3.00%, 10/01/26	$75,000	$(77,250,000)
3.50%, 10/01/26-10/01/41	58,500	(61,017,188)
4.50%, 10/01/41	59,600	(63,213,250)
5.00%, 10/01/41	16,700	(17,957,719)
6.00%, 10/01/41	5,900	(6,474,687)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 10/01/41	115,800	(120,783,938)
4.50%, 10/01/41	160,200	(173,941,750)
5.00%, 10/01/41	60,700	(67,110,217)
5.50%, 10/01/41	50,000	(55,234,375)
6.00%, 10/01/41	93,700	(104,670,117)

Total TBA Sale Commitments (Proceeds – $749,264,895) – (67.7)%		(747,653,241)

Options Written	Contracts
Exchange-Traded Put Options Written – (0.0)%
Euro Dollar (2 Year) Mid-Curve, Strike Price USD 96.75, Expires 12/16/11	622	(3,887)

	Notional Amount (000)
Over-the-Counter Call Swaptions Written – (3.9)%
Pay a fixed rate of 2.080% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA	30,400	(862,379)
Pay a fixed rate of 2.410% and receive a floating rate based on 3-month LIBOR, Expires 8/16/13, Broker JPMorgan Chase Bank, N.A	87,800	(2,853,624)
Pay a fixed rate of 2.720% and receive a floating rate based on 3-month LIBOR, Expires 8/09/12, Broker Deutsche Bank AG	70,300	(3,904,961)
Pay a fixed rate of 3.773% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG	11,800	(1,519,884)
Pay a fixed rate of 3.790% and receive a floating rate based on 3-month LIBOR, Expires 5/21/12, Broker Deutsche Bank AG	3,800	(528,382)
Pay a fixed rate of 3.825% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank, N.A.	8,400	(1,275,523)
Pay a fixed rate of 3.853% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG	13,500	(2,084,479)
Pay a fixed rate of 3.895% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc	17,400	(1,351,870)
Pay a fixed rate of 3.896% and receive a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG	20,000	(3,035,335)
Pay a fixed rate of 3.950% and receive a floating rate based on 3-month LIBOR, Expires 12/13/11, Broker Goldman Sachs Bank USA	11,200	(1,827,748)
Pay a fixed rate of 3.955% and receive a floating rate based on 3-month LIBOR, Expires 4/23/12, Broker Deutsche Bank AG	8,000	(1,238,951)
Pay a fixed rate of 3.975% and receive a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Citibank, N.A.	5,500	(861,652)
Pay a fixed rate of 3.975% and receive a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Deutsche Bank AG	12,900	(2,020,966)
Pay a fixed rate of 3.983% and receive a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Bank of America, N.A.	7,100	(1,116,995)
Pay a fixed rate of 4.015% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker Goldman Sachs Bank USA	9,300	(1,535,886)
Pay a fixed rate of 4.020% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG	11,600	(1,920,971)
Pay a fixed rate of 4.025% and receive a floating rate based on 3-month LIBOR, Expires 12/03/12, Broker Deutsche Bank AG	34,200	(5,086,565)
Pay a fixed rate of 4.030% and receive a floating rate based on 3-month LIBOR, Expires 4/16/12, Broker Bank of America, N.A.	14,600	(2,363,778)
Pay a fixed rate of 4.520% and receive a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG	7,200	(1,328,825)
Pay a fixed rate of 4.935% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Barclays Bank Plc	14,600	(2,310,619)
Pay a fixed rate of 5.080% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America, N.A.	11,400	(2,400,236)
Pay a fixed rate of 5.250% and receive a floating rate based on 3-month LIBOR, Expires 1/27/15, Broker Citibank, N.A.	8,600	(1,784,403)

		(43,214,032)

Over-the-Counter Put Swaptions Written – (0.4)%
Receive a fixed rate of 2.080% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA	30,400	(2,184)
Receive a fixed rate of 2.410% and pay a floating rate based on 3-month LIBOR, Expires 8/16/13, Broker JPMorgan Chase Bank, N.A.	87,800	(1,665,138)
Receive a fixed rate of 2.720% and pay a floating rate based on 3-month LIBOR, Expires 8/09/12, Broker Deutsche Bank AG	70,300	(1,600,770)
Receive a fixed rate of 3.773% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG	11,800	(109,860)
Receive a fixed rate of 3.790% and pay a floating rate based on 3-month LIBOR, Expires 5/21/12, Broker Deutsche Bank AG	3,800	(12,267)
Receive a fixed rate of 3.825% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank, N.A.	8,400	(754)
Receive a fixed rate of 3.853% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG	13,500	(1,091)

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock GNMA Portfolio
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)	Value
Over-the-Counter Put Swaptions Written (concluded)
Receive a fixed rate of 3.895% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc	$17,400	$(212,772)
Receive a fixed rate of 3.896% and pay a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG	20,000	(25,938)
Receive a fixed rate of 3.950% and pay a floating rate based on 3-month LIBOR, Expires 12/13/11, Broker Goldman Sachs Bank USA	11,200	(669)
Receive a fixed rate of 3.955% and pay a floating rate based on 3-month LIBOR, Expires 4/23/12, Broker Deutsche Bank AG	8,000	(14,750)
Receive a fixed rate of 3.975% and pay a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Citibank, N.A.	5,500	(9,503)
Receive a fixed rate of 3.975% and pay a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Deutsche Bank AG	12,900	(22,288)
Receive a fixed rate of 3.983% and pay a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Bank of America, N.A.	7,100	(12,105)
Receive a fixed rate of 4.015% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker Goldman Sachs Bank USA	9,300	(3,767)
Receive a fixed rate of 4.020% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG	11,600	(4,641)
Receive a fixed rate of 4.025% and pay a floating rate based on 3-month LIBOR, Expires 12/03/12, Broker Deutsche Bank AG	34,200	(248,532)
Receive a fixed rate of 4.030% and pay a floating rate based on 3-month LIBOR, Expires 4/16/12, Broker Bank of America, N.A.	14,600	(21,633)
Receive a fixed rate of 4.520% and pay a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG	7,200	(45,315)
Receive a fixed rate of 4.935% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Barclays Bank Plc	14,600	(113,960)
Receive a fixed rate of 5.080% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America, N.A.	11,400	(128,072)
Receive a fixed rate of 5.250% and pay a floating rate based on 3-month LIBOR, Expires 1/27/15, Broker Citibank, N.A.	8,600	(151,497)

		(4,407,506)

Total Options Written
(Premiums Received – $30,218,409) – (4.3)%		(47,625,425)

Total Investments Net of TBA Sale Commitments and Options Written – 135.1%		1,493,178,604
Liabilities in Excess of Other Assets – (35.1)%		(387,953,370)

Net Assets – 100.0%		$1,105,225,234

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,241,120,975

Gross unrealized appreciation	$55,820,697
Gross unrealized depreciation	(8,484,402)

Net unrealized appreciation	$47,336,295

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents or includes a TBA transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$(32,425,875)	$253,562
Barclays Bank Plc	$16,560,375	$61,719
BNP Paribas SA	$11,460,000	$740,375
Citibank, N.A.	$164,348,714	$(213,285)
Credit Suisse International	$2,600,313	$358,047
Daiwa Securities Co. Ltd.	$(3,333,469)	$969
Deutsche Bank AG	$(551,562)	$(59)
Goldman Sachs Bank USA	$40,915,000	$258,516
JPMorgan Chase Bank, N.A.	$(25,026,375)	$88,414
Morgan Stanley Capital Services, Inc.	$(215,063)	$(148)
Nomura Securities International, Inc.	$58,450,000	$(17,500)
Royal Bank of Scotland Plc	$59,971,285	$495,347
UBS AG	$26,439,658	$308,564

(d)	Par is less than $500.
(e)	All or a portion of security has been pledged as collateral in connection with swaps.
(f)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(g)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(h)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2010	Net Activity	Shares Held at September 30, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	327,656,088	(288,890,140)	38,765,948	$212	$202,094

(i)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	19

Schedule of Investments (continued)	BlackRock GNMA Portfolio

•	Reverse repurchase agreements outstanding as of September 30, 2011 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Net Closing Amount	Face Amount
BNP Paribas	0.15%	8/15/11	Open	$19,122,494	$19,118,750
BNP Paribas	0.04%	8/30/11	Open	8,877,378	8,877,063
Credit Suisse International	0.22%	9/20/11	10/20/11	100,319,776	100,302,000
Credit Suisse International	0.00%	9/30/11	10/03/11	29,543,750	29,543,750

Total				$157,863,398	$157,841,563

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	Financial futures contracts purchased as of September 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
163	U.S. Treasury Notes (5 Year)	Chicago Board Options	December 2011	$19,964,953	$(32,676)
255	U.S. Treasury Notes (10 Year)	Chicago Board Options	December 2011	$33,173,906	(4,353)
63	U.S. Treasury Bonds (30 Year)	Chicago Board Options	December 2011	$8,985,375	371,244

Total					$334,215

•	Financial futures contracts sold as of September 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
354	U.S. Treasury Notes (2 Year)	Chicago Board Options	December 2011	$77,951,907	$117,087

•	Interest rate swaps outstanding as of September 30, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.14%(a)	3-month LIBOR	Citibank, N.A.	9/13/16	USD	58,800	$273,267
3.38%(b)	3-month LIBOR	Deutsche Bank AG	5/04/21	USD	19,600	2,546,477
3.26%(b)	3-month LIBOR	Deutsche Bank AG	5/09/21	USD	7,300	867,251
2.71%(b)	3-month LIBOR	Citibank, N.A.	8/08/21	USD	19,500	1,160,848
2.65%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	8/10/21	USD	9,800	525,320
2.17%(b)	3-month LIBOR	Citibank, N.A.	9/13/21	USD	11,000	77,388
3.09%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	8/22/41	USD	5,000	(433,942)
2.62%(b)	3-month LIBOR	Credit Suisse International	9/26/41	USD	4,900	(75,040)

Total						$4,941,569

(a)	Fund pays a fixed interest rate and receives floating rate.
(b)	Fund pays a floating interest rate and receives fixed rate.

•	Total return swaps outstanding as of September 30, 2011 were as follows:

Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Gross return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Citibank, N.A.	1/12/39	USD	4,599	$106,419
Gross return on Markit IOS 5.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/39	USD	8,375	160,307
Gross return on Markit IOS 4.50%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Barclays Bank Plc	1/12/40	USD	17,095	480
Gross return on Markit IOS 4.50%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Citibank, N.A.	1/12/40	USD	4,408	(120,317)

Total							$146,889

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (concluded)	BlackRock GNMA Portfolio

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of September 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	–	$536	$536
Project Loans	–	–	2,500	2,500
U.S. Government Sponsored Agency Securities	–	$2,219,976,902	–	2,219,976,902
U.S. Treasury Obligations	–	6,535,501	–	6,535,501
Short-Term Securities	$38,765,948	–	–	38,765,948
Liabilities:
Investments in Securities:
TBA Sale Commitments	–	(747,653,241)	–	(747,653,241)

Total	$38,765,948	$1,478,859,162	$3,036	$1,517,628,146

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$719,031	$28,395,734	–	$29,114,765
Other contracts	–	267,206	–	267,206
Liabilities:
Interest rate contracts	(40,916)	(48,130,520)	–	(48,171,436)
Other contracts	–	(120,317)	–	(120,317)

Total	$678,115	$(19,587,897)	–	$(18,909,782)

[1]

Derivative financial instruments are swaps, financial futures contracts and options. Swaps and financial futures contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	21

Schedule of Investments September 30, 2011	BlackRock Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)			Value
ACE Securities Corp., Series 2005-HE7,
Class A2D, 0.56%, 11/25/35 (a)	USD	10,000		$7,161,530
Bear Stearns Asset-Backed Securities Trust, Series 2007-2,
Class A1, 0.42%, 1/25/47 (a)		151		143,270
FBR Securitization Trust, Series 2005-3,
Class AV24, 0.91%, 10/25/35 (a)		11,516		6,142,285

Total Asset-Backed Securities – 0.3%				13,447,085

Corporate Bonds
Banks – 0.0%
International Bank for Reconstruction & Development, 4.98%, 12/10/13 (a)		265		269,290

Diversified Financial Services – 0.1%
The Bear Stearns Cos. LLC, 5.36%, 3/10/14 (a)		340		338,140
Citigroup Funding, Inc., 5.44%, 5/28/13 (a)		5,491		5,467,279

				5,805,419

Total Corporate Bonds – 0.1%				6,074,709

Foreign Government Obligations
Greece – 0.1%
Hellenic Republic, 2.30%, 7/25/30	EUR	12,990		5,641,840

Italy – 0.4%
Italy Buoni Poliennali Del Tesoro, 2.10%, 9/15/21		13,797		15,542,039

Total Foreign Government Obligations – 0.5%				21,183,879

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations – 0.5%
GSMPS Mortgage Loan Trust, Series 2005-RP2,
Class 1AF, 0.58%, 3/25/35 (a)(b)	USD	16,885		13,629,487
Luminent Mortgage Trust, Series 2007-2,
Class 1A2, 0.51%, 5/25/37 (a)		17,080		7,895,852

				21,525,339

Commercial Mortgage-Backed Securities – 0.4%
GS Mortgage Securities Corp. II, Series 2007-GG10,
Class A4, 5.98%, 5/10/17 (a)		12,000		12,466,980
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-CIB4,
Class A3, 6.16%, 5/12/34		428		429,873
LB-UBS Commercial Mortgage Trust, Series 2003-C5,
Class A3, 4.25%, 7/15/27		639		649,589

				13,546,442

Total Non-Agency Mortgage-Backed Securities – 0.9%				35,071,781

U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities – 0.0%
Fannie Mae Mortgage-Backed Securities,
2.37%, 6/01/34 (a)		122		128,839

U.S. Treasury Obligations
U.S. Treasury Bonds:
4.38%, 5/15/40 (c)		7,995		10,291,084
3.88%, 8/15/40		16,580		19,699,113
4.75%, 2/15/41		–	(d)	273
U.S. Treasury Inflation Indexed Bonds:
2.38%, 1/15/25-1/15/27 (c)		244,663		303,017,454
2.00%, 1/15/26		18,758		22,285,432
3.63%, 4/15/28 (c)		87,426		125,758,253
2.50%, 1/15/29 (e)		180,250		231,436,085
3.88%, 4/15/29 (c)		109,888		165,358,255
3.38%, 4/15/32 (c)		8,952		13,204,109
2.13%, 2/15/40-2/15/41 (c)(e)		397,874		506,042,154
U.S. Treasury Inflation Indexed Notes:
2.00%, 4/15/12-1/15/16		414,757		430,769,415
3.00%, 7/15/12		16,843		17,318,894
0.63%, 4/15/13-7/15/21		160,131		167,078,190
1.88%, 7/15/13-7/15/19		348,734		378,741,632
1.25%, 4/15/14		133,106		139,475,773
1.63%, 1/15/15-1/15/18		60,252		66,938,380
0.50%, 4/15/15		290,076		301,872,492
0.13%, 4/15/16		217,694		224,948,645
2.50%, 7/15/16		122,821		141,174,511
2.38%, 1/15/17 (e)		86,551		99,538,779
2.63%, 7/15/17		7,466		8,798,224
1.38%, 7/15/18-1/15/20 (c)		179,939		200,084,455
2.13%, 1/15/19		74,680		86,989,307
1.13%, 1/15/21		23,381		25,523,455
1.75%, 1/15/28		142,097		164,630,194
U.S. Treasury Notes:
0.63%, 1/31/13		2,900		2,915,860
1.50%, 6/30/16-7/31/16		25,062		25,738,034
2.63%, 11/15/20		46,050		49,244,719
3.63%, 2/15/21		39,150		45,227,411
3.13%, 5/15/21 (c)(e)		27,755		30,805,830
2.13%, 8/15/21		23,485		23,899,745

Total U.S. Treasury Obligations – 97.6%				4,028,806,157

Total Long-Term Investments (Cost — $3,818,389,377) – 99.4%				4,104,712,450

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (f)(g)		34,167,549		34,167,549

Total Short-Term Securities (Cost — $34,167,549) – 0.8%				34,167,549

Options Purchased	Notional Amount (000)
Over-the-Counter Call Swaptions Purchased – 1.0%
Receive a fixed rate of 1.758% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	USD	93,800		2,071,482

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)		Value
Over-the-Counter Call Swaptions Purchased (concluded)
Receive a fixed rate of 2.720% and pay a floating rate based on 3-month LIBOR, Expires 8/09/12, Broker JPMorgan Chase Bank, N.A.	USD	28,100	$1,560,874
Receive a fixed rate of 3.115% and pay a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG		28,300	2,535,114
Receive a fixed rate of 3.703% and pay a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		39,000	4,993,919
Receive a fixed rate of 3.790% and pay a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker BNP Paribas SA		60,000	8,197,879
Receive a fixed rate of 3.835% and pay a floating rate based on 3-month LIBOR, Expires 5/04/12, Broker Credit Suisse International		58,300	8,370,457
Receive a fixed rate of 3.960% and pay a floating rate based on 3-month LIBOR, Expires 7/15/13, Broker Morgan Stanley Capital Services, Inc.		25,000	3,344,178
Receive a fixed rate of 4.340% and pay a floating rate based on 3-month LIBOR, Expires 2/10/12, Broker JPMorgan Chase Bank, N.A.		10,000	1,939,887
Receive a fixed rate of 5.200% and pay a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank, N.A.		41,200	8,264,849

			41,278,639

Over-the-Counter Put Swaptions Purchased – 0.1%
Pay a fixed rate of 1.758% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		93,800	8,845
Pay a fixed rate of 2.500% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		42,900	779
Pay a fixed rate of 2.720% and receive a floating rate based on 3-month LIBOR, Expires 8/09/12, Broker JPMorgan Chase Bank, N.A.		28,100	639,853
Pay a fixed rate of 3.115% and receive a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG		28,300	4,925
Pay a fixed rate of 3.703% and receive a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		39,000	237,279
Pay a fixed rate of 3.790% and receive a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker BNP Paribas SA		60,000	278,329
Pay a fixed rate of 3.835% and receive a floating rate based on 3-month LIBOR, Expires 5/04/12, Broker Credit Suisse International		58,300	150,115
Pay a fixed rate of 3.900% and receive a floating rate based on 3-month LIBOR, Expires 9/09/13, Broker Citibank, N.A.		42,300	806,461
Pay a fixed rate of 3.960% and receive a floating rate based on 3-month LIBOR, Expires 7/15/13, Broker Morgan Stanley Capital Services, Inc.		25,000	400,772
Pay a fixed rate of 4.340% and receive a floating rate based on 3-month LIBOR, Expires 2/10/12, Broker JPMorgan Chase Bank, N.A.		10,000	2,274
Pay a fixed rate of 5.200% and receive a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank, N.A.		41,200	823,942

			3,353,574

Total Options Purchased (Cost — $28,146,505) – 1.1%			44,632,213

Total Investments Before Options Written (Cost — $3,880,703,431*) – 101.3%			4,183,512,212

Options Written	Contracts
Exchange-Traded Put Options Written – (0.0)%
U.S. Treasury Bonds (30 Year), Strike Price USD 133, Expires 11/25/11		580	(344,375)

	Notional Amount (000)
Over-the-Counter Call Options Written – (0.0)%
EUR Currency, Strike Price USD 1.48, Expires 10/31/11, Broker, Deutsche Bank AG	EUR	28,300	(8,721)
USD Currency, Strike Price JPY 80, Expires 10/28/11, Broker, Citibank, N.A.	USD	40,485	(101,617)

			(110,338)

Over-the-Counter Put Options Written – (0.0)%
USD Currency, Strike Price JPY 75, Expires 10/28/11, Broker, Royal Bank of Scotland Plc		40,485	(157,891)

Over-the-Counter Call Swaptions Written – (2.0)%
Pay a fixed rate of 2.080% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		92,300	(2,618,340)
Pay a fixed rate of 2.150% and receive a floating rate based on 3-month LIBOR, Expires 9/09/13, Broker Citibank, N.A.		42,300	(1,223,299)
Pay a fixed rate of 2.410% and receive a floating rate based on 3-month LIBOR, Expires 8/16/13, Broker JPMorgan Chase Bank, N.A		35,000	(1,137,549)
Pay a fixed rate of 3.773% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG		32,000	(4,121,719)
Pay a fixed rate of 3.825% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank, N.A.		23,000	(3,492,504)
Pay a fixed rate of 3.853% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		20,900	(3,227,082)
Pay a fixed rate of 3.865% and receive a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker Barclays Bank Plc		25,000	(3,724,953)
Pay a fixed rate of 3.895% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc		62,500	(4,855,854)
Pay a fixed rate of 3.896% and receive a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG		50,000	(7,588,338)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	23

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value
Over-the-Counter Call Swaptions Written (concluded)
Pay a fixed rate of 3.900% and receive a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker Credit Suisse International	USD	1,500	$(228,142)
Pay a fixed rate of 3.975% and receive a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Deutsche Bank AG		45,500	(7,128,213)
Pay a fixed rate of 4.015% and receive a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG		25,500	(4,127,401)
Pay a fixed rate of 4.030% and receive a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		19,300	(2,873,608)
Pay a fixed rate of 4.030% and receive a floating rate based on 3-month LIBOR, Expires 4/16/12, Broker Bank of America, N.A.		51,000	(8,257,032)
Pay a fixed rate of 4.520% and receive a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG		24,500	(4,521,698)
Pay a fixed rate of 5.000% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.		50,100	(11,103,058)
Pay a fixed rate of 5.080% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America, N.A.		34,800	(7,327,038)
Pay a fixed rate of 5.105% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Citibank, N.A.		28,000	(5,951,030)

			(83,506,858)

Over-the-Counter Put Swaptions Written – (0.1)%
Receive a fixed rate of 1.450% and pay a floating rate based on 3-month LIBOR, Expires 11/14/11, Broker Deutsche Bank AG		27,900	(78,525)
Receive a fixed rate of 1.450% and pay a floating rate based on 3-month LIBOR, Expires 11/14/11, Broker JPMorgan Chase Bank, N.A.		49,400	(139,036)
Receive a fixed rate of 2.080% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		92,300	(6,630)
Receive a fixed rate of 2.410% and pay a floating rate based on 3-month LIBOR, Expires 8/16/13, Broker JPMorgan Chase Bank, N.A.		35,000	(663,779)
Receive a fixed rate of 3.773% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG		32,000	(297,927)
Receive a fixed rate of 3.825% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank, N.A.		23,000	(2,063)
Receive a fixed rate of 3.853% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		20,900	(1,688)
Receive a fixed rate of 3.865% and pay a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker Barclays Bank Plc		25,000	(34,503)
Receive a fixed rate of 3.895% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc		62,500	(764,267)
Receive a fixed rate of 3.896% and pay a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG		50,000	(64,845)
Receive a fixed rate of 3.900% and pay a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker Credit Suisse International		1,500	(1,931)
Receive a fixed rate of 3.975% and pay a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Deutsche Bank AG		45,500	(78,614)
Receive a fixed rate of 4.015% and pay a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG		25,500	(29,003)
Receive a fixed rate of 4.030% and pay a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		19,300	(141,962)
Receive a fixed rate of 4.030% and pay a floating rate based on 3-month LIBOR, Expires 4/16/12, Broker Bank of America, N.A.		51,000	(75,569)
Receive a fixed rate of 4.520% and pay a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG		24,500	(154,196)
Receive a fixed rate of 5.000% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.		50,100	(248,574)
Receive a fixed rate of 5.080% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America, N.A.		34,800	(390,957)
Receive a fixed rate of 5.105% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Citibank, N.A.		28,000	(309,527)

			(3,483,596)

Total Options Written
(Premiums Received – $50,298,408) – (2.1)%			(87,603,058)

Total Investments Net of Options Written – 99.2%			4,095,909,154
Other Assets Less Liabilities – 0.8%			31,220,447

Net Assets – 100.0%			$4,127,129,601

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$3,883,673,863

Gross unrealized appreciation	$334,499,860
Gross unrealized depreciation	(34,661,511)

Net unrealized appreciation	$299,838,349

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	All or a portion of security has been pledged as collateral in connection with swaps.
(d)	Par is less than $500.
(e)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(f)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2010	Net Activity	Shares Held at September 30, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	70,882	34,096,667	34,167,549	$344	$176,271

(g)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of September 30, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	3,800,000	USD	5,477,472	Royal Bank of Scotland Plc	10/26/11	$(387,442)
USD	6,983,636	EUR	4,871,500	Citibank, N.A.	10/26/11	458,352
USD	22,162,676	EUR	15,458,000	Deutsche Bank AG	10/26/11	1,456,970
JPY	1,661,075,000	USD	20,854,441	Royal Bank of Scotland Plc	12/05/11	702,695
USD	76,876,303	JPY	6,212,973,648	Royal Bank of Scotland Plc	12/05/11	(3,754,566)

Total						$(1,523,991)

•	Financial futures contracts purchased as of September 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
1,348	U.S. Treasury Notes (5 Year)	Chicago Board Options	December 2011	$165,108,938	$(289,720)
1,647	U.S. Treasury Notes (10 Year)	Chicago Board Options	December 2011	$214,264,406	(87,203)

Total					$(376,923)

•	Financial futures contracts sold as of September 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
1,348	U.S. Treasury Notes (2 Year)	Chicago Board Options	December 2011	$296,833,814	$473,189
1,283	U.S. Treasury Bonds (30 Year)	Chicago Board Options	December 2011	$182,987,875	(7,561,975)
1,071	Ultra Treasury Bonds	Chicago Board Options	December 2011	$169,887,375	(7,084,140)
966	Australian 90-Day Bank Bill	Sydney	December 2011	$216,336,890	489,627
1,659	Canadian Banker Acceptance	Montreal	June 2012	$392,466,934	(3,038,693)
294	Euro-Bund	Eurex	December 2011	$53,761,418	363,714

Total					$(16,358,278)

•	Interest rate swaps outstanding as of September 30, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.64%(a)	3-month LIBOR	Citibank, N.A.	6/21/13	USD	227,800	$(704,216)
0.47%(b)	3-month LIBOR	Citibank, N.A.	9/21/13	USD	69,700	(137,351)
1.85%(b)	3-month LIBOR	UBS AG	6/22/16	USD	26,900	968,369
1.16%(b)	3-month LIBOR	Deutsche Bank AG	9/23/16	USD	10,800	(45,874)
1.19%(a)	3-month LIBOR	Deutsche Bank AG	9/28/16	USD	6,200	20,940
1.25%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	10/03/16	USD	16,900	27,331
3.38%(b)	3-month LIBOR	Deutsche Bank AG	5/04/21	USD	39,000	5,069,468
3.24%(b)	3-month LIBOR	Goldman Sachs Bank USA	5/20/21	USD	46,900	5,436,521
2.78%(b)	3-month LIBOR	Deutsche Bank AG	8/04/21	USD	5,000	332,799
2.71%(b)	3-month LIBOR	Citibank, N.A.	8/08/21	USD	15,300	910,820

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	25

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.36%(b)	3-month LIBOR	Credit Suisse International	9/01/21	USD	10,000	$252,527
2.17%(b)	3-month LIBOR	Deutsche Bank AG	9/13/21	USD	35,000	246,236
2.07%(b)	3-month LIBOR	Deutsche Bank AG	9/28/21	USD	3,000	(10,009)
3.75%(b)	3-month LIBOR	Goldman Sachs Bank USA	9/28/21	USD	48,900	6,101,934
2.02%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	9/28/21	USD	10,000	79,425
2.16%(a)	3-month LIBOR	Citibank, N.A.	9/29/21	USD	700	(3,414)
3.41%(a)	3-month LIBOR	Credit Suisse International	10/05/40	USD	1,400	(230,035)
4.34%(a)	3-month LIBOR	Citibank, N.A.	4/14/41	USD	9,000	(3,263,932)
4.38%(a)	3-month LIBOR	Goldman Sachs Bank USA	4/14/41	USD	1,300	(481,362)
4.07%(a)	3-month LIBOR	Citibank, N.A.	5/23/41	USD	11,700	(3,538,089)
3.09%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	8/22/41	USD	10,000	(867,884)
2.63%(b)	3-month LIBOR	Citibank, N.A.	9/26/41	USD	5,000	(66,058)
2.62%(b)	3-month LIBOR	Credit Suisse International	9/26/41	USD	28,500	(436,455)
2.52%(b)	3-month LIBOR	Deutsche Bank AG	9/27/41	USD	6,500	(236,657)

Total						$9,425,034

(a)	Fund pays a fixed interest rate and receives floating rate.
(b)	Fund pays a floating interest rate and receives fixed rate.

•	Total return swaps outstanding as of September 30, 2011 were as follows:

Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation
Change in return of the Consumer Price Index for All Urban Consumers	Pays	1.84%	Morgan Stanley Capital Services, Inc.	10/25/15	USD	49,555	$545,452
Change in return of the Consumer Price Index for All Urban Consumers	Receives	2.47%	Morgan Stanley Capital Services, Inc.	10/25/20	USD	26,130	199,973
Change in return of the Consumer Price Index for All Urban Consumers	Receives	2.67%	Deutsche Bank AG	6/23/21	USD	47,965	2,092,549

Total							$2,837,974

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (concluded)	BlackRock Inflation Protected Bond Portfolio

The following tables summarize the inputs used as of September 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$13,447,085	–	$13,447,085
Corporate Bonds	–	6,074,709	–	6,074,709
Foreign Government Obligations	–	21,183,879	–	21,183,879
Non-Agency Mortgage-Backed Securities	–	35,071,781	–	35,071,781
U.S. Government Sponsored Agency Securities	–	128,839	–	128,839
U.S. Treasury Obligations	–	4,028,806,157	–	4,028,806,157
Short-Term Securities	$34,167,549	–	–	34,167,549

Total	$34,167,549	$4,104,712,450	–	$4,138,879,999

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	–	$2,618,017	–	$2,618,017
Interest rate contracts	$1,326,530	64,078,583	–	65,405,113
Other contracts	–	2,837,974	–	2,837,974
Liabilities:
Foreign currency exchange contracts	–	(4,410,237)	–	(4,410,237)
Interest rate contracts	(18,406,106)	(97,011,790)	–	(115,417,896)

Total	$(17,079,576)	$(31,887,453)	–	$(48,967,029)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	27

Schedule of Investments September 30, 2011	BlackRock Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
321 Henderson Receivables I LLC, Series 2010-2A,
Class A, 4.07%, 1/15/28 (a)	USD	462	$481,007
Countrywide Asset-Backed Certificates:
Series 2006-11, Class 1AF2, 5.79%,
9/25/46 (b)		659	537,088
Series 2006-13, Class 3AV2, 0.38%,
1/25/36 (b)		515	328,661
Daimler Chrysler Auto Trust, Series 2007-A,
Class A4, 5.28%, 3/08/13		94	94,706
Harley-Davidson Motorcycle Trust, Series 2009-4,
Class A3, 1.87%, 4/15/12		659	661,006
Honda Auto Receivables Owner Trust, Series 2009-3,
Class A3, 2.31%, 5/15/12		100	100,242
Nissan Auto Receivables Owner Trust, Series 2009-1,
Class A3, 5.00%, 9/15/14		474	481,386
Santander Consumer Acquired Receivables Trust, Series 2011-WO,
Class C, 3.19%, 8/15/14 (a)		1,100	1,114,960
Santander Drive Auto Receivables Trust, Series 2011-2,
Class A2, 1.04%, 4/15/14		1,450	1,448,814
Scholar Funding Trust, Series 2011-A,
Class A, 1.15%, 7/28/34 (a)(b)		721	697,663
SLM Student Loan Trust, Series 2004-B,
Class A2, 0.55%, 6/15/21 (b)		1,074	1,035,083
U.S. Small Business Administration, Series 2002-P10B,
Class 1, 5.20%, 8/10/12		16	16,137

Total Asset-Backed Securities – 2.4%			6,996,753

Corporate Bonds
Aerospace & Defense – 0.7%
BAE Systems Holdings, Inc., 5.20%, 8/15/15 (a)		46	50,369
Bombardier, Inc., 7.75%, 3/15/20 (a)		370	394,050
Honeywell, Inc., 6.63%, 6/15/28		78	105,049
Huntington Ingalls Industries, Inc., 6.88%, 3/15/18 (a)		575	534,750
L-3 Communications Corp.,
Series B, 6.38%, 10/15/15		5	5,106
United Technologies Corp.:
6.70%, 8/01/28		148	194,217
6.13%, 7/15/38		700	882,344

			2,165,885

Airlines – 0.1%
Continental Airlines Pass-Through Trust, Series 2009-2,
Class A, 7.25%, 11/10/19		368	383,127

Auto Components – 0.1%
Delphi Corp., 5.88%, 5/15/19 (a)		350	325,500

Beverages – 0.0%
Anheuser-Busch InBev Worldwide, Inc., 8.20%, 1/15/39		69	104,180

Biotechnology – 0.2%
Amgen, Inc., 5.65%, 6/15/42		400	483,738

Capital Markets – 1.7%
Credit Suisse AG, 5.40%, 1/14/20		348	334,327
Credit Suisse AG/Guernsey, 2.60%, 5/27/16 (a)		900	926,577
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13		210	218,201
6.15%, 4/01/18		442	458,034
6.75%, 10/01/37		1,347	1,232,159
6.25%, 2/01/41		575	559,140
Lehman Brothers Holdings, Inc., 6.88%, 7/17/37 (c)(d)		203	102
Morgan Stanley:
7.30%, 5/13/19		270	278,242
5.50%, 7/28/21		385	356,609
State Street Corp., 4.96%, 3/15/18		550	581,994

			4,945,385

Chemicals – 0.5%
Ashland, Inc., 9.13%, 6/01/17		335	370,594
Celanese U.S. Holdings LLC, 5.88%, 6/15/21		420	413,700
CF Industries, Inc., 6.88%, 5/01/18		406	453,198
The Dow Chemical Co., 9.40%, 5/15/39		153	236,311

			1,473,803

Commercial Banks – 2.7%
Amsouth Bank, 5.20%, 4/01/15		550	511,500
Bank of Scotland Plc, 5.00%, 11/21/11 (a)		365	366,762
Barclays Bank Plc, 5.14%, 10/14/20 (e)		1,075	871,755
HSBC Bank USA, N.A.:
4.88%, 8/24/20		534	500,819
5.88%, 11/01/34		250	238,906
HSBC Holdings Plc:
5.10%, 4/05/21		850	875,288
6.50%, 5/02/36		300	301,080
6.50%, 9/15/37		875	858,833
ING Bank NV, 5.00%, 6/09/21 (a)		975	984,023
Intesa Sanpaolo SpA, 6.50%, 2/24/21 (a)		200	177,680
Itau Unibanco Holding SA/Cayman Island, 5.75%, 1/22/21 (a)		600	582,000
Lloyds TSB Bank Plc, 5.80%, 1/13/20 (a)		375	356,570
Nordea Bank AB, 4.88%, 1/27/20 (a)		700	728,929
Wachovia Bank N.A., 6.60%, 1/15/38		446	510,987

			7,865,132

Commercial Services & Supplies – 0.3%
Xylem, Inc., 3.55%, 9/20/16 (a)		795	797,352

Communications Equipment – 0.1%
Brocade Communications Systems, Inc., 6.88%, 1/15/20		370	377,863

Consumer Finance – 0.8%
Capital One Financial Corp., 4.75%, 7/15/21		1,425	1,427,344
Discover Bank, 8.70%, 11/18/19		500	571,273
SLM Corp., 6.25%, 1/25/16		415	407,337

			2,405,954

Containers & Packaging – 0.3%
Ball Corp., 6.75%, 9/15/20		461	477,135
Bemis Co., Inc., 6.80%, 8/01/19		461	542,934

			1,020,069

Diversified Financial Services – 6.1%
Ally Financial, Inc., 4.50%, 2/11/14		775	709,125
AngloGold Ashanti Holdings Plc, 6.50%, 4/15/40		638	606,055
Bank of America Corp.:
7.38%, 5/15/14		410	422,723
6.00%, 9/01/17		990	952,482
5.75%, 12/01/17		730	684,638
5.00%, 5/13/21		1,740	1,552,348
Bank of America, N.A., 5.30%, 3/15/17		420	379,327

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Financial Services (concluded)
Citigroup, Inc.:
5.30%, 10/17/12	USD	129	$132,200
5.88%, 2/22/33		750	627,353
8.13%, 7/15/39		708	848,674
ConocoPhillips Canada Funding Co. I, 5.95%, 10/15/36		1,180	1,451,683
Crown Castle Towers LLC, 6.11%, 1/15/20 (a)		850	955,399
FMR LLC, 6.45%, 11/15/39 (a)		369	402,579
Ford Motor Credit Co. LLC, 7.00%, 4/15/15		642	674,100
General Electric Capital Corp.:
5.88%, 2/15/12		534	544,201
5.88%, 1/14/38		1,692	1,734,244
Hutchison Whampoa International Ltd., 5.75%, 9/11/19 (a)		600	644,296
Iberdrola Finance Ireland Ltd., 5.00%, 9/11/19 (a)		627	605,944
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16		442	441,448
JPMorgan Chase & Co.:
3.15%, 7/05/16		1,100	1,092,857
4.35%, 8/15/21		1,100	1,111,555
5.50%, 10/15/40		523	552,860
JPMorgan Chase Bank, N.A., 6.00%, 7/05/17		387	417,148
Merrill Lynch & Co., Inc., 7.75%, 5/14/38		225	209,060

			17,752,299

Diversified Telecommunication Services – 3.3%
American Tower Corp., 4.50%, 1/15/18		850	850,961
AT&T Inc.:
6.15%, 9/15/34		950	1,063,228
6.50%, 9/01/37		609	711,284
6.30%, 1/15/38		530	607,129
6.40%, 5/15/38		3	3,482
5.55%, 8/15/41		700	753,633
BellSouth Corp., 6.88%, 10/15/31		325	404,868
Embarq Corp., 8.00%, 6/01/36		295	276,797
France Telecom SA, 4.13%, 9/14/21		650	646,161
Qwest Communications International, Inc., 7.50%, 2/15/14		41	41,000
Qwest Corp., 3.60%, 6/15/13 (b)		23	23,057
Telecom Italia Capital SA:
6.00%, 9/30/34		232	189,796
7.20%, 7/18/36		222	202,938
Telefonica Emisiones SAU:
3.99%, 2/16/16		625	594,703
6.42%, 6/20/16		56	57,413
7.05%, 6/20/36		940	939,314
Verizon Communications, Inc.:
5.85%, 9/15/35		725	851,000
6.25%, 4/01/37		167	200,164
8.95%, 3/01/39		884	1,365,295
Windstream Corp., 8.13%, 8/01/13		27	28,418

			9,810,641

Electric Utilities – 5.1%
Alabama Power Co.:
5.65%, 3/15/35		185	205,587
6.00%, 3/01/39		534	694,793
American Transmission Systems, Inc., 5.25%, 1/15/22 (a)		608	654,070
Carolina Power & Light Co., 6.30%, 4/01/38		222	293,931
Columbus Southern Power Co., 6.60%, 3/01/33		321	410,400
Duke Energy Carolinas LLC:
6.10%, 6/01/37		350	440,930
6.00%, 1/15/38		406	517,780
E.ON International Finance BV, 6.65%, 4/30/38 (a)		663	828,509
Florida Power & Light Co.:
4.95%, 6/01/35		34	38,072
5.85%, 5/01/37		295	370,847
5.95%, 2/01/38		733	936,097
Florida Power Corp.:
6.35%, 9/15/37		112	145,585
6.40%, 6/15/38		867	1,137,702
Massachusetts Electric Co., 5.90%, 11/15/39 (a)		302	371,832
MidAmerican Energy Co., 5.80%, 10/15/36		1,068	1,266,203
MidAmerican Energy Holdings Co.:
6.13%, 4/01/36		296	354,541
5.95%, 5/15/37		867	1,020,160
6.50%, 9/15/37		148	185,100
Niagara Mohawk Power Corp., 4.88%, 8/15/19 (a)		350	391,645
Public Service Co. of Colorado, 6.25%, 9/01/37		866	1,161,386
Southern California Edison Co.:
3.88%, 6/01/21		525	568,833
5.95%, 2/01/38		663	865,734
The Toledo Edison Co.:
7.25%, 5/01/20		315	398,400
6.15%, 5/15/37		56	67,072
Virginia Electric & Power Co.:
6.00%, 5/15/37		737	937,070
8.88%, 11/15/38		350	572,638

			14,834,917

Energy Equipment & Services – 0.8%
Baker Hughes, Inc., 6.88%, 1/15/29		534	701,957
Ensco Plc, 4.70%, 3/15/21		965	983,563
Halliburton Co., 7.45%, 9/15/39		370	528,861

			2,214,381

Food & Staples Retailing – 1.7%
CVS Caremark Corp., 6.25%, 6/01/27 (e)		834	1,015,709
Tesco Plc, 6.15%, 11/15/37 (a)		525	647,919
Wal-Mart Stores, Inc.:
6.50%, 8/15/37		495	656,420
6.20%, 4/15/38		1,979	2,551,863

			4,871,911

Food Products – 0.6%
Kraft Foods, Inc.:
6.50%, 11/01/31		424	532,041
6.88%, 2/01/38		808	1,018,575
6.50%, 2/09/40		211	257,930

			1,808,546

Health Care Equipment & Supplies – 0.7%
CareFusion Corp., 6.38%, 8/01/19		419	501,163
Covidien International Finance SA, 6.55%, 10/15/37		1,197	1,542,551

			2,043,714

Health Care Providers & Services – 0.3%
HCA, Inc., 7.25%, 9/15/20		491	495,910

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	29

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Health Care Providers & Services (concluded)
Tenet Healthcare Corp., 9.00%, 5/01/15	USD	220	$232,100
UnitedHealth Group, Inc., 5.70%, 10/15/40		4	4,568
WellPoint, Inc., 6.38%, 6/15/37		203	246,473

			979,051

Hotels, Restaurants & Leisure – 0.5%
Starwood Hotels & Resorts Worldwide, Inc., 7.88%, 5/01/12		525	535,500
Yum! Brands, Inc.:
5.30%, 9/15/19		442	499,109
6.88%, 11/15/37		315	412,822

			1,447,431

Household Products – 0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 7.88%, 8/15/19 (a)		550	530,750

Independent Power Producers & Energy Traders – 0.3%
Constellation Energy Group, Inc., 7.60%, 4/01/32		700	849,906

Insurance – 3.0%
Allianz Finance II BV, 5.75%, 7/08/41 (b)	EUR	500	528,463
American International Group, Inc.:
4.88%, 9/15/16	USD	850	814,893
6.40%, 12/15/20		340	346,389
Genworth Financial, Inc., 7.63%, 9/24/21		625	538,641
Hartford Life Global Funding Trusts, 0.53%, 6/16/14 (b)		682	665,336
International Lease Finance Corp.:
6.50%, 9/01/14 (a)		107	107,000
8.25%, 12/15/20		241	236,180
Massachusetts Mutual Life Insurance Co., 8.88%, 6/01/39 (a)		406	611,337
MetLife, Inc., 4.75%, 2/08/21		500	520,336
Metropolitan Life Global Funding I, 2.00%, 1/10/14 (a)		1,405	1,411,436
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (b)	EUR	200	229,493
Pacific Life Insurance Co., 9.25%, 6/15/39 (a)	USD	424	569,373
Prudential Financial, Inc., 6.63%, 12/01/37		1,304	1,427,237
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (a)		554	678,893

			8,685,007

IT Services – 0.2%
International Business Machines Corp., 5.60%, 11/30/39		457	563,779

Media – 5.7%
CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16		300	342,000
Comcast Corp.:
7.05%, 3/15/33		19	23,174
6.50%, 11/15/35		15	17,298
6.95%, 8/15/37		1,339	1,605,106
6.40%, 5/15/38		922	1,061,372
COX Communications, Inc.:
6.95%, 6/01/38 (a)		296	360,403
8.38%, 3/01/39 (a)		818	1,126,760
CSC Holdings LLC, 8.50%, 4/15/14		290	312,837
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.00%, 8/15/40		781	833,564
Discovery Communications LLC, 6.35%, 6/01/40		476	558,639
DISH DBS Corp., 6.63%, 10/01/14		668	675,515
Grupo Televisa SA, 6.63%, 1/15/40		609	642,495
NBCUniversal Media LLC, 5.95%, 4/01/41		1,104	1,228,180
News America, Inc.:
7.63%, 11/30/28		48	57,786
6.40%, 12/15/35		355	384,422
8.15%, 10/17/36		34	42,272
6.65%, 11/15/37		1,260	1,384,972
6.15%, 2/15/41		434	459,077
Shaw Communications, Inc.:
5.65%, 10/01/19	CAD	498	505,932
6.75%, 11/09/39		498	487,963
TCI Communications, Inc., 8.75%, 8/01/15	USD	74	90,217
Time Warner Cable, Inc.:
5.00%, 2/01/20		315	334,619
6.55%, 5/01/37		958	1,065,477
7.30%, 7/01/38		922	1,121,643
Time Warner Cos., Inc.:
7.57%, 2/01/24		12	14,738
6.95%, 1/15/28		406	474,506
Time Warner Entertainment Co. LP, 8.38%, 3/15/23		19	24,328
Time Warner, Inc.:
7.63%, 4/15/31		12	14,979
7.70%, 5/01/32		571	724,557
6.50%, 11/15/36		442	501,754
6.10%, 7/15/40		332	364,681

			16,841,266

Metals & Mining – 1.0%
Barrick North America Finance LLC:
7.50%, 9/15/38		406	541,978
5.70%, 5/30/41		850	913,830
FMG Resources August 2006 Pty Ltd., 7.00%, 11/01/15 (a)		270	251,100
Rio Tinto Finance USA Ltd.:
9.00%, 5/01/19		170	228,781
3.75%, 9/20/21		300	298,811
7.13%, 7/15/28		140	185,115
Southern Copper Corp., 6.75%, 4/16/40		516	506,970

			2,926,585

Multiline Retail – 0.5%
Dollar General Corp., 11.88%, 7/15/17 (f)		545	602,225
Target Corp.:
6.50%, 10/15/37		150	195,729
7.00%, 1/15/38		525	718,958

			1,516,912

Multi-Utilities – 0.1%
Sempra Energy, 6.00%, 10/15/39		277	335,241

Oil, Gas & Consumable Fuels – 6.6%
Anadarko Petroleum Corp.:
5.95%, 9/15/16		781	854,257
6.38%, 9/15/17		104	116,670
6.45%, 9/15/36		450	476,005
Apache Corp., 5.10%, 9/01/40		222	247,662
Arch Coal, Inc., 7.25%, 6/15/21 (a)		375	360,938
Arch Western Finance LLC, 6.75%, 7/01/13		21	20,948
Canadian Natural Resources Ltd.:
6.25%, 3/15/38		619	733,847
6.75%, 2/01/39		130	163,684

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Cenovus Energy, Inc., 6.75%, 11/15/39	USD	730	$898,654
Chesapeake Energy Corp.:
6.63%, 8/15/20		270	278,100
6.13%, 2/15/21		475	478,563
ConocoPhillips, 5.90%, 10/15/32		590	719,786
DCP Midstream LLC, 5.35%, 3/15/20 (a)		516	543,626
El Paso Natural Gas Co., 8.63%, 1/15/22		590	755,949
EnCana Corp., 6.30%, 11/01/11		52	52,208
Enterprise Products Operating LLC:
5.25%, 1/31/20		847	930,809
6.45%, 9/01/40		700	792,344
5.70%, 2/15/42		160	168,352
Kinder Morgan Energy Partners LP:
6.50%, 9/01/39		866	930,399
6.38%, 3/01/41		650	689,983
Marathon Petroleum Corp.:
5.13%, 3/01/21 (a)		450	468,622
6.50%, 3/01/41 (a)		329	354,928
MEG Energy Corp., 6.50%, 3/15/21 (a)		490	469,175
Newfield Exploration Co.:
6.63%, 4/15/16		395	398,950
5.75%, 1/30/22		275	271,906
Nexen, Inc., 7.50%, 7/30/39		200	234,238
ONEOK Partners LP, 6.65%, 10/01/36		203	236,034
Peabody Energy Corp., 7.38%, 11/01/16		275	302,156
Petrohawk Energy Corp.:
10.50%, 8/01/14		360	404,100
6.25%, 6/01/19		545	618,575
Pioneer Natural Resources Co., 5.88%, 7/15/16		450	475,349
SandRidge Energy, Inc., 7.50%, 3/15/21 (a)		475	437,000
Shell International Finance BV, 6.38%, 12/15/38		527	718,110
Statoil ASA, 5.25%, 4/15/19		608	717,143
Tennessee Gas Pipeline Co., 7.00%, 10/15/28		12	14,046
TransCanada PipeLines Ltd., 7.63%, 1/15/39		590	801,556
Transocean, Inc., 6.80%, 3/15/38		271	280,490
Valero Energy Corp., 6.63%, 6/15/37		401	430,824
The Williams Cos., Inc., 8.75%, 3/15/32		575	751,633
Williams Partners LP:
5.25%, 3/15/20		442	475,413
6.30%, 4/15/40		129	142,773

			19,215,805

Paper & Forest Products – 0.4%
International Paper Co.:
7.95%, 6/15/18		88	101,642
7.50%, 8/15/21		977	1,129,918

			1,231,560

Pharmaceuticals – 2.0%
Bristol-Myers Squibb Co., 6.13%, 5/01/38		22	28,954
GlaxoSmithKline Capital, Inc., 6.38%, 5/15/38		738	989,341
Merck & Co, Inc., 6.55%, 9/15/37		958	1,346,206
Roche Holdings, Inc., 7.00%, 3/01/39 (a)		425	607,792
Teva Pharmaceutical Finance Co. LLC, 6.15%, 2/01/36		867	1,077,130
Wyeth:
6.00%, 2/15/36		148	182,404
5.95%, 4/01/37		1,216	1,549,268

			5,781,095

Real Estate Investment Trusts (REITs) – 0.2%
HCP, Inc., 6.75%, 2/01/41		450	482,565

Software – 0.5%
Oracle Corp.:
5.75%, 4/15/18		258	307,390
5.38%, 7/15/40 (a)		1,040	1,206,397

			1,513,787

Specialty Retail – 0.3%
Best Buy Co., Inc., 5.50%, 3/15/21		200	181,725
The Home Depot, Inc.:
5.88%, 12/16/36		351	408,631
5.40%, 9/15/40		277	305,156

			895,512

Tobacco – 0.9%
Altria Group, Inc., 9.25%, 8/06/19		582	762,888
Lorillard Tobacco Co., 3.50%, 8/04/16		525	525,723
Philip Morris International, Inc.:
2.50%, 5/16/16		1,225	1,262,900
6.38%, 5/16/38		38	48,987

			2,600,498

Wireless Telecommunication Services – 1.5%
Alltel Corp., 7.88%, 7/01/32		792	1,129,471
America Movil SAB de CV:
5.00%, 10/16/19		350	372,400
6.13%, 11/15/37		554	576,160
6.13%, 3/30/40		755	785,200
Rogers Communications, Inc.:
7.50%, 3/15/15		19	22,393
7.50%, 8/15/38		315	416,412
SBA Tower Trust, 4.25%, 4/15/15 (a)		663	699,994
Vodafone Group Plc, 6.15%, 2/27/37		376	466,017

			4,468,047

Total Corporate Bonds – 50.0%			146,549,194

Foreign Agency Obligations
CDP Financial, Inc., 4.40%, 11/25/19 (a)		950	1,036,206
EDF SA, 5.60%, 1/27/40 (a)		414	444,800
Petrobras International Finance Co.:
3.88%, 1/27/16		2,000	1,984,000
6.88%, 1/20/40		1,381	1,456,955

Total Foreign Agency Obligations – 1.7%			4,921,961

Foreign Government Obligations
Brazil – 0.5%
Federative Republic of Brazil, 7.13%, 1/20/37		1,151	1,470,403

Colombia – 0.3%
Republic of Colombia, 4.38%, 7/12/21		850	867,000

Indonesia – 0.2%
Republic of Indonesia, 5.88%, 3/13/20 (a)		525	567,000

Israel – 0.1%
AID-Israel, 5.50%, 9/18/23		240	304,653

Mexico – 0.2%
United Mexican States:
5.13%, 1/15/20		330	357,225
6.05%, 1/11/40		376	424,880

			782,105

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	31

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value
Peru – 0.2%
Republic of Peru, 5.63%, 11/18/50	USD	525	$525,000

South Africa – 0.2%
South Africa Government International Bond, 6.25%, 3/08/41		510	568,650

Total Foreign Government Obligations – 1.7%			5,084,811

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations – 0.8%
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1,
Class 1A1, 2.66%, 10/25/35 (b)		830	651,642
Countrywide Alternative Loan Trust, Series 2005-21CB,
Class A17, 6.00%, 6/25/35		339	302,122
Credit Suisse Mortgage Capital Certificates:
Series 2009-13R, Class 3A1, 3.50%,
11/26/36 (a)(b)		315	295,690
Series 2009-16R, Class 2A1, 4.97%,
1/26/37 (a)(b)		394	388,570
Homebanc Mortgage Trust, Series 2006-2,
Class A1, 0.41%, 12/25/36 (b)		155	100,244
Structured Asset Securities Corp., Series 2005-5,
Class 2A4, 5.50%, 4/25/35		786	753,655

			2,491,923

Commercial Mortgage-Backed Securities – 1.4%
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
Series 2002-2, Class A3, 5.12%,
7/11/43		142	142,933
Series 2002-PB2, Class A4, 6.19%,
6/11/35		124	124,333
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3,
Class A2, 5.56%, 10/15/48		1,455	1,449,486
Commercial Mortgage Pass-Through Certificates, Series 2005-C6,
Class A2, 5.00%, 6/10/44		103	103,512
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CP5,
Class A2, 4.94%, 12/15/35		280	287,342
First Union National Bank Commercial Mortgage, Series 2001-C4,
Class A2, 6.22%, 12/12/33		40	39,989
GE Capital Commercial Mortgage Corp., Series 2005-C1,
Class A3, 4.58%, 6/10/48		180	184,579
Greenwich Capital Commercial Funding Corp., Series 2005-GG3,
Class AAB, 4.62%, 8/10/42		140	143,304
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C2,
Class A2, 5.05%, 11/12/12		1,091	1,121,727
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17,
Class A2, 4.78%, 3/15/42		399	399,275

			3,996,480

Total Non-Agency Mortgage-Backed Securities – 2.2%			6,488,403

Preferred Securities
Capital Trusts
Capital Markets – 0.2%
Credit Suisse AG/Guernsey, 5.86% (b)(g)		118	92,630
Lehman Brothers Holdings Capital Trust VII, 5.86% (c)(d)(g)		15	2
State Street Capital Trust IV, 1.35%, 6/01/37 (b)		540	370,004

			462,636

Commercial Banks – 0.2%
Northgroup Preferred Capital Corp., 6.38% (a)(b)(g)		205	183,821
Royal Bank of Scotland Group Plc, 7.64% (g)		800	384,000

			567,821

Diversified Financial Services – 0.6%
JPMorgan Chase & Co., 7.90% (b)(g)		314	323,423
JPMorgan Chase Capital XXI, 1.21%, 2/02/37 (b)		525	373,472
JPMorgan Chase Capital XXV, 6.80%, 10/01/37		833	836,027
ZFS Finance USA Trust V, 6.50%, 5/09/37 (a)(b)		370	320,050

			1,852,972

Insurance – 1.0%
The Allstate Corp., 6.50%, 5/15/57 (b)		663	590,070
American General Capital II, 8.50%, 7/01/30		100	95,250
The Chubb Corp., 6.38%, 3/29/67 (b)		56	54,250
Lincoln National Corp.,
7.00%, 5/17/66 (b)		628	540,080
6.05%, 4/20/67 (b)		236	191,160
MetLife, Inc., 6.40%, 12/15/36		1,142	1,012,255
New York Life Insurance Co., 6.75%, 11/15/39 (a)		461	569,894
Reinsurance Group of America, Inc., 6.75%, 12/15/65 (b)		37	32,283

			3,085,242

Total Preferred Securities – 2.0%			5,968,671

Taxable Municipal Bonds
Chicago Transit Authority RB,
Series B, 6.20%, 12/01/40		390	451,047
City of Chicago, IL RB, 6.74%, 11/01/40		875	1,146,548
City of New York GO, 5.85%, 6/01/40		370	419,717
Los Angeles Department of Airports RB, 6.58%, 5/15/39		520	634,416
Los Angeles Department of Water & Power RB:
5.72%, 7/01/39		755	882,308
6.57%, 7/01/45		305	393,413

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Taxable Municipal Bonds	Par (000)		Value
Metropolitan Transportation Authority, New York RB:
7.34%, 11/15/39	USD	925	$1,308,838
6.69%, 11/15/40		700	881,349
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		1,197	1,299,822
New Jersey State Turnpike Authority RB, Series F, 7.41%, 1/01/40		371	527,532
New Jersey Transportation Trust Fund Authority RB,
Series C, 5.75%, 12/15/28		130	144,745
New York City Municipal Water Finance Authority RB, 5.72%, 6/15/42		500	613,805
New York State Dormitory Authority RB, 5.63%, 3/15/39		500	609,160
Port Authority of New York & New Jersey RB, 5.65%, 11/01/40		430	503,319
Salt River Project Agricultural Improvement & Power District RB, 4.84%, 1/01/41		500	545,470
State of California GO:
7.55%, 4/01/39		1,330	1,645,862
7.30%, 10/01/39		215	259,047
State of Illinois GO, 5.10%, 6/01/33		520	477,662
State of Illinois GO, Series 3, 6.73%, 4/01/35		575	610,616
University of California RB, 6.55%, 5/15/48		500	599,215

Total Taxable Municipal Bonds – 4.8%			13,953,891

U.S. Government Sponsored Agency Securities
Agency Obligations – 2.6%
Fannie Mae:
3.44%, 10/09/19 (e)(h)(i)		3,385	2,573,775
7.13%, 1/15/30 (e)		1,985	3,037,205
7.25%, 5/15/30		266	415,162
5.63%, 7/15/37		369	505,468
Federal Home Loan Bank, 5.25%, 12/09/22		245	302,886
Tennessee Valley Authority, 5.25%, 9/15/39		500	640,435
U.S. Small Business Administration, Series 2004-P10A,
Class 1, 4.50%, 2/01/14		29	30,573

			7,505,504

Collateralized Mortgage Obligations – 1.0%
Fannie Mae:
Series 2003-49, Class YD, 5.50%,
6/25/23		201	220,126
Series 2011-52, Class KB, 5.50%,
6/25/41		450	538,140
Series 2011-52, Class LB, 5.50%,
6/25/41		450	534,572
Freddie Mac, Series 3859,
Class JB, 5.00%, 5/15/41		600	686,044
Ginnie Mae:
Series 2006-6, Class C, 5.06%,
2/16/44 (b)		440	473,169
Series 2006-42, Class B, 5.22%,
8/16/46 (b)		529	581,897

			3,033,948

Mortgage-Backed Securities – 1.7%
Fannie Mae Mortgage-Backed Securities:
7.00%, 1/01/31		6	6,891
2.56%, 1/01/35 (b)		98	103,062
2.35%, 2/01/35 (b)		421	449,044
3.50%, 10/01/41 (j)		3,650	3,748,094
5.00%, 10/01/41 (j)		100	107,531
5.50%, 10/01/41 (j)		100	108,500
6.00%, 10/01/41 (j)		100	109,500
Freddie Mac Mortgage-Backed Securities, 7.00%, 12/01/29-4/01/32		14	15,724
Ginnie Mae Mortgage-Backed Securities:
7.00%, 9/15/31-5/15/32		27	31,345
5.50%, 4/15/33-8/15/33		38	41,725
1.75%, 5/20/34 (b)		87	89,916

			4,811,332

Total U.S. Government Sponsored Agency Securities – 5.3%			15,350,784

U.S. Treasury Obligations
U.S. Treasury Bonds:
7.25%, 8/15/22		3,195	4,824,450
6.75%, 8/15/26		6,020	9,235,998
6.13%, 11/15/27		7,815	11,512,472
5.25%, 2/15/29		3,700	5,053,390
5.38%, 2/15/31		5,500	7,736,955
4.50%, 2/15/36		4,362	5,647,721
4.38%, 11/15/39-5/15/41		3,237	4,164,324
3.88%, 8/15/40 (k)		8,822	10,481,282
4.25%, 11/15/40 (h)		3,700	4,678,765
4.75%, 2/15/41 (h)		6,600	9,018,280
3.75%, 8/15/41		1,675	1,950,068
U.S. Treasury Notes, 2.13%, 8/15/21		1,675	1,704,580
U.S. Treasury Strips:
2.92%, 11/15/27		8,341	5,229,398
3.09%, 5/15/38		4,161	1,838,274
3.10%, 11/15/39		6,383	2,687,718
3.11%, 2/15/41		10,025	4,055,052

Total U.S. Treasury Obligations – 30.7%			89,818,727

Total Long-Term Investments (Cost — $263,143,602) – 100.8%			295,133,195

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (l)(m)		5,745,628	5,745,628

Total Short-Term Securities (Cost — $5,745,628) – 2.0%			5,745,628

Options Purchased	Contracts
Exchange-Traded Put Options Purchased – 0.0%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 99.25, Expires 3/16/12		135	32,062

	Notional Amount (000)
Over-the-Counter Call Swaptions Purchased – 1.0%
Receive a fixed rate of 1.758% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	USD	13,600	300,343

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	33

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)		Value
Over-the-Counter Call Swaptions Purchased (concluded)
Receive a fixed rate of 2.720% and pay a floating rate based on 3-month LIBOR, Expires 8/09/12, Broker JPMorgan Chase Bank, N.A.	USD	4,000	$222,189
Receive a fixed rate of 3.703% and pay a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		6,400	819,515
Receive a fixed rate of 3.715% and pay a floating rate based on 3-month LIBOR, Expires 8/06/12, Broker Deutsche Bank AG		5,700	735,627
Receive a fixed rate of 3.835% and pay a floating rate based on 3-month LIBOR, Expires 5/04/12, Broker Credit Suisse International		3,600	516,872
Receive a fixed rate of 4.290% and pay a floating rate based on 3-month LIBOR, Expires 2/06/12, Broker UBS AG		1,400	265,885
Receive a fixed rate of 4.330% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG		1,400	270,864

			3,131,295

Over-the-Counter Put Swaptions Purchased – 0.1%
Pay a fixed rate of 1.758% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		13,600	1,282
Pay a fixed rate of 2.500% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		5,000	91
Pay a fixed rate of 2.720% and receive a floating rate based on 3-month LIBOR, Expires 8/09/12, Broker JPMorgan Chase Bank, N.A.		4,000	91,082
Pay a fixed rate of 3.703% and receive a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		6,400	38,938
Pay a fixed rate of 3.715% and receive a floating rate based on 3-month LIBOR, Expires 8/06/12, Broker Deutsche Bank AG		5,700	34,475
Pay a fixed rate of 3.835% and receive a floating rate based on 3-month LIBOR, Expires 5/04/12, Broker Credit Suisse International		3,600	9,270
Pay a fixed rate of 4.290% and receive a floating rate based on 3-month LIBOR, Expires 2/06/12, Broker UBS AG		1,400	318
Pay a fixed rate of 4.330% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG		1,400	297
Pay a fixed rate of 4.500% and receive a floating rate based on 3-month LIBOR, Expires 9/16/13, Broker Credit Suisse International	EUR	1,800	38,671

			214,424

Total Options Purchased (Cost — $2,256,643) – 1.1%			3,377,781

Total Investments Before Options Written (Cost — $271,145,873*) – 103.9%			304,256,604

Options Written	Contracts
Exchange-Traded Call Options Written – (0.0)%
Ultra Treasury Bonds, Strike Price USD 162, Expires 10/21/11		3	(6,750)

Exchange-Traded Put Options Written – (0.0)%
Ultra Treasury Bonds, Strike Price USD 162, Expires 10/21/11		3	(16,875)

	Notional Amount (000)
Over-the-Counter Call Swaptions Written – (1.9)%
Pay a fixed rate of 2.070% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG	USD	7,000	(197,194)
Pay a fixed rate of 2.410% and receive a floating rate based on 3-month LIBOR, Expires 8/16/13, Broker JPMorgan Chase Bank, N.A		5,000	(162,507)
Pay a fixed rate of 3.773% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG		2,100	(270,488)
Pay a fixed rate of 3.825% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank, N.A.		1,400	(212,587)
Pay a fixed rate of 3.853% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		2,200	(339,693)
Pay a fixed rate of 3.895% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc		4,000	(310,775)
Pay a fixed rate of 3.896% and receive a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG		3,500	(531,184)
Pay a fixed rate of 3.975% and receive a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Citibank, N.A.		1,200	(187,997)
Pay a fixed rate of 4.015% and receive a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG		1,600	(258,974)
Pay a fixed rate of 4.020% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		2,200	(364,322)
Pay a fixed rate of 4.030% and receive a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		1,200	(178,670)
Pay a fixed rate of 4.030% and receive a floating rate based on 3-month LIBOR, Expires 4/16/12, Broker UBS AG		3,800	(615,230)
Pay a fixed rate of 4.495% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank, N.A.		3,000	(639,550)
Pay a fixed rate of 4.520% and receive a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG		1,500	(276,838)
Pay a fixed rate of 5.000% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.		4,500	(997,281)

			(5,543,290)

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value
Over-the-Counter Put Swaptions Written – (0.1)%
Receive a fixed rate of 2.070% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG	USD	7,000	$(512)
Receive a fixed rate of 2.410% and pay a floating rate based on 3-month LIBOR, Expires 8/16/13, Broker JPMorgan Chase Bank, N.A.		5,000	(94,826)
Receive a fixed rate of 3.773% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG		2,100	(19,551)
Receive a fixed rate of 3.825% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank, N.A.		1,400	(126)
Receive a fixed rate of 3.853% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		2,200	(178)
Receive a fixed rate of 3.895% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc		4,000	(48,913)
Receive a fixed rate of 3.896% and pay a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG		3,500	(4,539)
Receive a fixed rate of 3.975% and pay a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Citibank, N.A.		1,200	(2,073)
Receive a fixed rate of 4.015% and pay a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG		1,600	(1,820)
Receive a fixed rate of 4.020% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		2,200	(880)
Receive a fixed rate of 4.030% and pay a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		1,200	(8,827)
Receive a fixed rate of 4.030% and pay a floating rate based on 3-month LIBOR, Expires 4/16/12, Broker UBS AG		3,800	(5,631)
Receive a fixed rate of 4.495% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank, N.A.		3,000	(19)
Receive a fixed rate of 4.520% and pay a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG		1,500	(9,440)
Receive a fixed rate of 5.000% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.		4,500	(22,327)

			(219,662)

Total Options Written
(Premiums Received – $3,200,429) – (2.0)%			(5,786,577)

Total Investments Net of Options Written – 101.9%			298,470,027
Liabilities in Excess of Other Assets – (1.9)%			(5,581,255)

Net Assets – 100.0%			$292,888,772

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$271,820,796

Gross unrealized appreciation	$36,520,475
Gross unrealized depreciation	(4,084,667)

Net unrealized appreciation	$32,435,808

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Non-income producing security.
(d)	Issuer filed for bankruptcy and/or is in default of interest payments.
(e)	All or a portion of security has been pledged as collateral in connection with swaps.
(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(g)	Security is perpetual in nature and has no stated maturity date.
(h)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(i)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(j)	Represents or includes a TBA transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Goldman Sachs Bank USA	$218,000	$(938)
Morgan Stanley Capital Services, Inc.	$3,855,625	$17,758

(k)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(l)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2010	Net Activity	Shares Held at September 30, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,515,742	4,229,886	5,745,628	$5	$7,204

(m)	Represents the current yield as of report date.

•	Reverse repurchase agreements outstanding as of September 30, 2011 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Net Closing Amount	Face Amount
Deutsche Bank AG	0.10%	5/19/11	Open	$7,502,813	$7,500,000

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	35

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio

•	Foreign currency exchange contracts as of September 30, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	160,000	USD	216,784	Citibank, N.A.	10/03/11	$(2,425)
EUR	90,000	USD	120,580	Citibank, N.A.	10/05/11	(3)
CAD	1,324,500	USD	1,285,224	Deutsche Bank AG	10/07/11	(21,491)
USD	1,339,513	CAD	1,324,500	Citibank, N.A.	10/07/11	75,781
USD	120,559	EUR	90,000	Citibank, N.A.	10/26/11	(18)
USD	120,203	EUR	89,000	Citibank, N.A.	10/26/11	989
USD	216,730	EUR	160,000	Citibank, N.A.	10/26/11	2,413
USD	107,763	EUR	80,000	Deutsche Bank AG	10/26/11	604
USD	48,223	EUR	35,000	Royal Bank of Scotland Plc	10/26/11	1,341
USD	112,302	EUR	82,000	Royal Bank of Scotland Plc	10/26/11	2,464
USD	106,838	EUR	79,000	UBS AG	10/26/11	1,019
USD	1,282,517	CAD	1,324,500	Deutsche Bank AG	1/18/12	21,277

Total						$81,951

•	Financial futures contracts purchased as of September 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
143	U.S. Treasury Bonds (30 Year)	Chicago Board Options	December 2011	$20,395,375	$831,433
284	Ultra Treasury Bonds	Chicago Board Options	December 2011	$45,049,500	4,203,463

Total					$5,034,896

•	Financial futures contracts sold as of September 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
76	U.S. Treasury Notes (2 Year)	Chicago Board Options	December 2011	$16,735,438	$18,931
159	U.S. Treasury Notes (5 Year)	Chicago Board Options	December 2011	$19,475,016	5,917
118	U.S. Treasury Notes (10 Year)	Chicago Board Options	December 2011	$15,351,062	(37,697)
1	Euro-Bund	Eurex	December 2011	$182,862	(1,660)

Total					$(14,509)

•	Interest rate swaps outstanding as of September 30, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.85%(a)	3-month LIBOR	UBS AG	6/22/16	USD	1,100	$39,599
2.20%(a)	3-month LIBOR	Bank of America, N.A.	8/22/16	USD	600	29,342
3.38%(a)	3-month LIBOR	Deutsche Bank AG	5/04/21	USD	2,700	350,963
4.04%(a)	3-month LIBOR	Royal Bank of Scotland Plc	5/10/21	USD	6,600	992,661
3.06%(a)	3-month LIBOR	Credit Suisse International	7/22/21	USD	500	46,898
2.64%(a)	3-month LIBOR	Deutsche Bank AG	8/09/21	USD	2,900	153,766
5.86%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	8/17/21	USD	1,000	307,189
2.17%(a)	3-month LIBOR	Citibank, N.A.	9/13/21	USD	1,500	10,553
2.04%(b)	3-month LIBOR	Deutsche Bank AG	9/28/21	USD	5,500	33,550
3.96%(b)	3-month LIBOR	Citibank, N.A.	5/19/41	USD	4,300	(1,200,350)
3.93%(b)	3-month LIBOR	Citibank, N.A.	7/21/41	USD	300	(79,988)
3.01%(a)	3-month LIBOR	Deutsche Bank AG	9/13/41	USD	500	34,083
2.63%(a)	3-month LIBOR	Deutsche Bank AG	9/26/41	USD	1,200	(15,854)
2.88%(b)	3-month LIBOR	Credit Suisse International	9/29/41	USD	600	(23,357)

Total						$679,055

(a)	Fund pays a floating interest rate and receives fixed rate.
(b)	Fund pays a fixed interest rate and receives floating rate.

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (concluded)	BlackRock Long Duration Bond Portfolio

•	Credit default swaps on single-name issues - sold protection outstanding as of September 30, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	NR	USD	950	$1,164
Assured Guaranty Corp.	5.00%	Citibank, N.A.	12/20/14	AA+	USD	115	(750)
Assured Guaranty Corp.	5.00%	Citibank, N.A.	3/20/15	AA+	USD	485	(5,622)
MetLife, Inc.	5.00%	Deutsche Bank AG	6/20/15	A-	USD	575	(6,207)

Total							$(11,415)

[1]	Using S&P’s rating.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of September 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$5,184,130	$1,812,623	$6,996,753
Corporate Bonds	–	146,549,194	–	146,549,194
Foreign Agency Obligations	–	4,921,961	–	4,921,961
Foreign Government Obligations	–	5,084,811	–	5,084,811
Non-Agency Mortgage-Backed Securities	–	6,488,403	–	6,488,403
Preferred Securities	–	5,968,671	–	5,968,671
Taxable Municipal Bonds	–	13,953,891	–	13,953,891
U.S. Government Sponsored Agency Securities	–	15,350,784	–	15,350,784
U.S. Treasury Obligations	–	89,818,727	–	89,818,727
Short-Term Securities	$5,745,628	–	–	5,745,628

Total	$5,745,628	$293,320,572	$1,812,623	$300,878,823

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	–	–	$1,164	$1,164
Foreign currency exchange contracts	–	$105,888	–	105,888
Interest rate contracts	$5,091,806	5,344,323	–	10,436,129
Liabilities:
Credit contracts	–	(12,579)	–	(12,579)
Foreign currency exchange contracts	(2,428)	(21,509)	–	(23,937)
Interest rate contracts	(62,982)	(7,082,501)	–	(7,145,483)

Total	$5,026,396	$(1,666,378)	$1,164	$3,361,182

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	37

Schedule of Investments September 30, 2011	BlackRock Multi-Sector Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
321 Henderson Receivables I LLC:
Series 2010-2A, Class A, 4.07%,
1/15/28 (a)	USD	462	$481,007
Series 2010-3A, Class A, 3.82%,
1/15/32 (a)		472	475,007
Capital One Multi-Asset Execution Trust:
Series 2004-3C, Class 3C, 6.63%,
4/19/17 (b)	GBP	200	328,079
Series 2006-A5, Class A5, 0.29%,
3/15/13 (b)	USD	290	289,291
Citibank Omni Master Trust:
Series 2009-A8, Class A8, 2.33%,
5/15/12 (a)(b)		625	630,319
Series 2009-A12, Class A12, 3.35%,
8/15/12 (a)		250	254,532
Series 2009-A13, Class A13, 5.35%,
8/15/14 (a)		250	273,982
Series 2009-A17, Class A17, 4.90%,
11/17/14 (a)		550	598,832
Credit Acceptance Auto Loan Trust, Series 2010-1,
Class B, 3.63%, 10/15/18 (a)		600	600,913
Ford Credit Auto Owner Trust, Series 2009-B,
Class A4, 4.50%, 7/15/14		300	312,958
Ford Credit Floorplan Master Owner Trust, Series 2010-1,
Class A, 1.88%, 12/15/12 (a)(b)		100	101,448
Santander Consumer Acquired Receivables Trust:
Series 2011-S1A, Class B, 1.66%,
6/15/13 (a)		462	458,046
Series 2011-S1A, Class C, 2.01%,
6/15/13 (a)		159	156,625
Series 2011-S1A, Class D, 3.15%,
6/15/13 (a)		160	158,555
Series 2011-WO, Class C, 3.19%,
8/15/14 (a)		180	182,448
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%,
12/15/14		225	224,703
Series 2010-2, Class C, 3.89%,
7/17/17		265	269,828
Series 2011-S1A, Class B, 1.48%,
7/15/13 (a)		139	138,051
Series 2011-S1A, Class D, 3.10%,
3/15/13 (a)		149	148,119
SLM Student Loan Trust:
Series 2008-5, Class A3, 1.55%,
1/25/18 (b)		190	193,823
Series 2008-5, Class A4, 1.95%,
7/25/23 (b)		800	821,743

Total Asset-Backed Securities – 7.8%			7,098,309

Collateralized Debt Obligations – 0.4%
Centurion CDO VIII Ltd., Series 2005-8A,
Class B2, 1.34%, 3/08/17(a)(b)		500	395,000

Corporate Bonds
Aerospace & Defense – 0.1%
Finmeccanica Finance SA, 5.25%, 1/21/22	EUR	50	58,040

Auto Components – 0.1%
BorgWarner, Inc., 4.63%, 9/15/20	USD	85	91,422

Building Products – 0.0%
Lafarge SA, 7.13%, 7/15/36		50	43,159

Capital Markets – 1.8%
Credit Suisse AG, 5.40%, 1/14/20		80	76,857
The Goldman Sachs Group, Inc., 3.63%, 2/07/16		350	340,751
Morgan Stanley:
2.79%, 5/14/13 (b)		250	241,743
5.50%, 7/28/21		260	240,827
UBS AG, 2.25%, 8/12/13		780	766,015

			1,666,193

Chemicals – 0.9%
CF Industries, Inc., 7.13%, 5/01/20		225	256,219
Nalco Co., 6.63%, 1/15/19 (a)		500	547,500

			803,719

Commercial Banks – 4.3%
Barclays Bank Plc, 6.00%, 1/14/21	EUR	100	110,572
BNP Paribas SA/BNP Paribas US Medium-Term Note Program LLC, 4.80%, 6/24/15	USD	50	46,993
CIT Group, Inc.:
7.00%, 5/01/17		69	66,602
7.00%, 5/02/17 (a)		10	9,700
Commerzbank AG, 6.38%, 3/22/19	EUR	50	50,348
Deutsche Bank AG, 5.00%, 6/24/20		100	126,517
DnB NOR Boligkreditt, 2.90%, 3/29/16 (a)	USD	795	823,872
HSBC Bank Brasil SA – Banco Multiplo, 4.00%, 5/11/16 (a)		400	391,000
HSBC Bank Plc, 3.10%, 5/24/16 (a)		195	193,864
HSBC Holdings Plc, 6.25%, 3/19/18	EUR	100	135,571
ICICI Bank Ltd./Dubai, 4.75%, 11/25/16 (a)	USD	200	191,213
LBG Capital No.1 Plc, 7.59%, 5/12/20	GBP	85	96,761
Lloyds TSB Bank Plc, 6.38%, 6/17/16	EUR	100	139,098
Oversea-Chinese Banking Corp. Ltd., 3.75%, 11/15/22 (b)	USD	1,000	954,655
Sparebank 1 Boligkreditt AS, 2.63%, 5/27/16 (a)		475	484,957
UniCredit SpA, 5.00%, 2/01/16	GBP	50	49,899

			3,871,622

Commercial Services & Supplies – 0.7%
The Hertz Corp., 7.38%, 1/15/21	USD	510	466,013
PostNL NV, 5.38%, 11/14/17	EUR	100	134,154

			600,167

Consumer Finance – 1.6%
Capital One Financial Corp.:
3.15%, 7/15/16	USD	695	688,042
4.75%, 7/15/21		205	205,337
Credit Acceptance Corp., 9.13%, 2/01/17 (a)		330	324,225
SLM Corp., 6.25%, 1/25/16		201	197,288

			1,414,892

Diversified Financial Services – 4.6%
AngloGold Ashanti Holdings Plc, 5.38%, 4/15/20		95	93,074
Bank of America Corp.:
6.00%, 9/01/17		120	115,452

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Financial Services (concluded)
7.63%, 6/01/19	USD	350	$367,646
BP Capital Markets Plc:
3.88%, 3/10/15		250	265,054
3.13%, 10/01/15		100	103,328
Citigroup, Inc.:
5.00%, 9/15/14		80	78,461
4.59%, 12/15/15		825	847,079
6.00%, 8/15/17		30	31,837
8.50%, 5/22/19		435	525,402
5.38%, 8/09/20		120	124,322
Crown Castle Towers LLC, 6.11%, 1/15/20 (a)		475	533,900
Ford Motor Credit Co. LLC, 6.63%, 8/15/17		250	260,327
General Electric Capital Corp., 5.50%, 1/08/20		145	158,156
JPMorgan Chase & Co.:
3.15%, 7/05/16		38	37,753
4.63%, 5/10/21		320	327,135
Novus USA Trust,
Series 2010-1, 1.54%, 11/18/11 (a)(b)		270	268,166
Woodside Finance Ltd., 4.60%, 5/10/21 (a)		60	61,983

			4,199,075

Diversified Telecommunication Services – 1.4%
Intelsat Jackson Holdings SA, 7.25%, 4/01/19 (a)		112	103,880
Level 3 Escrow, Inc., 8.13%, 7/01/19 (a)		120	106,050
Level 3 Financing, Inc., 8.75%, 2/15/17		22	20,267
OTE Plc, 6.00%, 2/12/15 (c)	EUR	75	63,554
Qwest Communications International, Inc.:
8.00%, 10/01/15	USD	176	183,040
7.13%, 4/01/18		84	82,320
Qwest Corp.:
7.63%, 6/15/15		57	60,990
8.38%, 5/01/16		59	64,753
6.50%, 6/01/17		31	32,008
Telefonica Emisiones SAU, 3.99%, 2/16/16		60	57,091
Verizon Communications, Inc., 6.40%, 2/15/38		379	464,549

			1,238,502

Electric Utilities – 1.6%
Alabama Power Co., 3.95%, 6/01/21		130	141,100
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		14	18,934
5.95%, 12/15/36		65	68,046
Enbw International Finance BV, 6.13%, 7/07/39	EUR	100	154,867
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20	USD	505	492,375
Florida Power Corp., 6.40%, 6/15/38		105	137,784
Jersey Central Power & Light Co., 7.35%, 2/01/19		75	95,574
MidAmerican Energy Holdings Co., 5.95%, 5/15/37		190	223,564
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (a)		75	78,764

			1,411,008

Energy Equipment & Services – 0.4%
Ensco Plc:
3.25%, 3/15/16		50	50,770
4.70%, 3/15/21		106	108,039
Transocean, Inc., 6.00%, 3/15/18		130	138,422
Weatherford International Ltd./Bermuda, 6.75%, 9/15/40		50	53,324

			350,555

Food Products – 0.4%
Kraft Foods, Inc., 6.13%, 2/01/18		280	328,661

Gas Utilities – 0.1%
KeySpan Gas East Corp., 5.82%, 4/01/41 (a)		70	84,994

Health Care Providers & Services – 0.8%
HCA, Inc., 6.50%, 2/15/20		442	432,055
Tenet Healthcare Corp., 9.00%, 5/01/15		250	263,750

			695,805

Hotels, Restaurants & Leisure – 0.3%
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	15	16,842
MGM Resorts International, 10.38%, 5/15/14	USD	110	120,038
Yum! Brands, Inc.:
6.25%, 4/15/16		79	92,500
5.30%, 9/15/19		52	58,719

			288,099

Household Products – 0.3%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 7.88%, 8/15/19 (a)		325	313,625

Insurance – 2.4%
Allianz Finance II BV, 5.75%, 7/08/41 (b)	EUR	200	211,385
American International Group, Inc., 5.45%, 5/18/17	USD	110	105,333
CNP Assurances, 6.00%, 9/14/40 (b)	EUR	100	95,351
Fairfax Financial Holdings Ltd., 5.80%, 5/15/21 (a)	USD	180	171,354
Hartford Financial Services Group, Inc., 6.00%, 1/15/19		90	90,422
ING Verzekeringen NV, 6.38%, 5/07/27 (b)	EUR	100	95,122
Lincoln National Corp., 6.25%, 2/15/20	USD	200	210,230
Manulife Financial Corp., 3.40%, 9/17/15		360	366,291
Metropolitan Life Global Funding I, 5.13%, 6/10/14 (a)		250	270,016
Prudential Financial, Inc.:
4.75%, 9/17/15		250	260,980
5.38%, 6/21/20		140	146,906
4.50%, 11/15/20		130	129,150
Swiss Reinsurance Co. via ELM BV, 5.25%, 12/31/49 (b)	EUR	50	52,585

			2,205,125

Machinery – 0.0%
Navistar International Corp., 3.00%, 10/15/14	USD	30	29,775

Media – 4.4%
CBS Corp.:
4.63%, 5/15/18		45	48,161
8.88%, 5/15/19		100	127,716
5.75%, 4/15/20		80	88,039
CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16		340	387,600
Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17		50	51,125
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		276	398,227
COX Communications, Inc., 8.38%, 3/01/39 (a)		240	330,590
CSC Holdings LLC, 8.50%, 4/15/14		77	83,064
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.13%, 2/15/16		170	172,964
DISH DBS Corp., 7.13%, 2/01/16		250	253,125
NBCUniversal Media LLC:
5.15%, 4/30/20		194	212,737
4.38%, 4/01/21		330	338,955
See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	39

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Media (concluded)
The New York Times Co., 6.63%, 12/15/16	USD	650	$646,750
Time Warner Cable, Inc.:
5.88%, 11/15/40		140	143,451
5.50%, 9/01/41		130	128,493
Virgin Media Secured Finance Plc:
6.50%, 1/15/18		450	478,125
7.00%, 1/15/18	GBP	50	79,725

			3,968,847

Metals & Mining – 1.0%
Barrick Gold Corp., 2.90%, 5/30/16	USD	715	724,392
Barrick North America Finance LLC, 4.40%, 5/30/21		5	5,127
Cliffs Natural Resources, Inc., 4.88%, 4/01/21		160	154,655

			884,174

Multiline Retail – 0.5%
Dollar General Corp., 11.88%, 7/15/17 (d)		135	149,175
Macy’s Retail Holdings, Inc., 5.90%, 12/01/16		270	296,331

			445,506

Multi-Utilities – 0.3%
CenterPoint Energy, Inc., 6.50%, 5/01/18		225	264,635

Oil, Gas & Consumable Fuels – 5.4%
Anadarko Petroleum Corp.:
5.95%, 9/15/16		316	345,640
6.38%, 9/15/17		324	363,471
6.95%, 6/15/19		58	67,281
Arch Coal, Inc., 7.25%, 10/01/20		970	931,200
Chesapeake Energy Corp., 6.63%, 8/15/20		216	222,480
Consol Energy, Inc.:
8.00%, 4/01/17		70	73,150
8.25%, 4/01/20		25	26,313
Denbury Resources, Inc., 8.25%, 2/15/20		500	525,000
El Paso Corp., 6.50%, 9/15/20		100	106,790
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/01/20		70	77,053
Enterprise Products Operating LLC:
5.20%, 9/01/20		80	87,960
6.13%, 10/15/39		130	141,541
Kinder Morgan Energy Partners LP:
6.55%, 9/15/40		35	39,084
6.38%, 3/01/41		50	53,076
Marathon Petroleum Corp., 6.50%, 3/01/41 (a)		245	264,308
MEG Energy Corp., 6.50%, 3/15/21 (a)		285	272,887
New World Resources NV, 7.88%, 5/01/18	EUR	50	57,609
Nexen, Inc., 7.50%, 7/30/39	USD	250	292,797
Plains Exploration & Production Co., 10.00%, 3/01/16		30	32,550
Pride International, Inc., 6.88%, 8/15/20		70	80,772
Range Resources Corp., 5.75%, 6/01/21		30	31,125
Rockies Express Pipeline LLC:
3.90%, 4/15/15 (a)		133	136,314
6.85%, 7/15/18 (a)		62	65,145
Valero Energy Corp.:
6.13%, 2/01/20		80	88,771
6.63%, 6/15/37		56	60,165
Western Gas Partners LP, 5.38%, 6/01/21		205	205,674
Williams Partners LP, 4.13%, 11/15/20		280	277,827

			4,925,983

Paper & Forest Products – 0.7%
Clearwater Paper Corp., 7.13%, 11/01/18		500	496,250
International Paper Co., 5.30%, 4/01/15		13	13,794
Inversiones CMPC SA, 4.75%, 1/19/18 (a)		100	101,088

			611,132

Real Estate Investment Trusts (REITs) – 0.5%
Camden Property Trust, 5.00%, 6/15/15		180	192,116
Hospitality Properties Trust, 5.63%, 3/15/17		100	101,526
Mack-Cali Realty LP, 7.75%, 8/15/19		80	94,846
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		80	76,830

			465,318

Real Estate Management & Development – 0.5%
Franshion Development Ltd., 6.75%, 4/15/21 (a)		200	138,000
Realogy Corp., 7.88%, 2/15/19 (a)		134	101,170
The Unique Pub Finance Co. Plc, 5.66%, 6/30/27	GBP	125	120,854
WEA Finance LLC, 4.63%, 5/10/21 (a)	USD	90	85,941

			445,965

Road & Rail – 0.4%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40		315	370,581

Software – 0.2%
First Data Corp., 7.38%, 6/15/19 (a)		185	164,187
Oracle Corp., 5.38%, 7/15/40 (a)		25	29,000

			193,187

Specialty Retail – 0.0%
Punch Taverns Finance Plc, 7.27%, 4/15/22	GBP	20	28,225

Thrifts & Mortgage Finance – 0.7%
The PMI Group, Inc., 6.00%, 9/15/16	USD	217	75,950
Radian Group, Inc.:
5.63%, 2/15/13		400	302,000
5.38%, 6/15/15		400	240,000

			617,950

Wireless Telecommunication Services – 0.4%
America Movil SAB de CV, 2.38%, 9/08/16		225	217,575
Cricket Communications, Inc., 7.75%, 5/15/16		132	132,495
MetroPCS Wireless, Inc., 7.88%, 9/01/18		58	56,260

			406,330

Total Corporate Bonds – 36.8%			33,322,271

Exchange-Traded Funds – 0.6%	Shares
iShares JPMorgan USD Emerging Markets Bond Fund (e)		5,000	527,150

Foreign Agency Obligations	Par (000)
Bank of India, 6.25%, 2/16/21	USD	260	254,216
Gazprom OAO Via RBS AG, 9.63%, 3/01/13		300	316,749
Hydro Quebec:
9.40%, 2/01/21		110	168,706
8.40%, 1/15/22		225	329,453
8.05%, 7/07/24		535	795,794

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio
(Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)		Value
Kreditanstalt fuer Wiederaufbau, 2.00%, 6/01/16	USD	180	$186,846
National Agricultural Cooperative Federation, 3.50%, 2/08/17 (a)		200	191,065
Petrobras International Finance Co.:
3.88%, 1/27/16		420	416,640
5.75%, 1/20/20		345	358,110
Russian Agricultural Bank OJSC Via RSHB Capital SA, 6.30%, 5/15/17		230	226,550

Total Foreign Agency Obligations – 3.6%			3,244,129

Foreign Government Obligations
Belgium – 0.3%
Belgium Government Bond, 3.50%, 6/28/17	EUR	195	265,065

Brazil – 0.1%
Federative Republic of Brazil, 7.13%, 1/20/37	USD	25	31,938

Greece – 0.1%
Hellenic Republic Government Bond:
4.60%, 5/20/13	EUR	63	39,003
3.60%, 7/20/16		62	33,384

			72,387

Indonesia – 0.2%
Republic of Indonesia, 4.88%, 5/05/21	USD	200	202,000

Italy – 0.0%
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/01/21	EUR	25	31,668

Mexico – 0.2%
United Mexican States:
5.63%, 1/15/17	USD	100	111,400
5.13%, 1/15/20		85	92,013

			203,413

Poland – 0.4%
Poland Government International Bond:
6.38%, 7/15/19		60	66,000
5.13%, 4/21/21		240	239,400

			305,400

Russia – 0.4%
Russia Federation, 7.50%, 3/31/30 (c)		342	384,692

South Africa – 0.7%
Republic of South Africa, 5.50%, 3/09/20		600	656,250

Turkey – 0.1%
Republic of Turkey, 7.00%, 3/11/19		100	112,000

Total Foreign Government Obligations – 2.5%			2,264,813

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations – 7.7%
Adjustable Rate Mortgage Trust, Series 2007-1,
Class 3A21, 5.69%, 3/25/37 (b)		130	113,248
Banc of America Funding Corp., Series 2005-H,
Class 2A1, 2.95%, 11/20/35 (b)		622	395,925
Bear Stearns Adjustable Rate Mortgage Trust:
Series 2004-8, Class 14A1, 5.38%,
11/25/34 (b)		653	570,765
Series 2005-1, Class 4A1, 5.24%,
3/25/35 (b)		344	306,007
Countrywide Alternative Loan Trust:
Series 2005-50CB, Class 1A1, 5.50%,
11/25/35		1,297	977,755
Series 2006-41CB, Class 1A4, 5.75%,
1/25/37		483	345,063
Series 2006-OA21, Class A1, 0.42%,
3/20/47 (b)		565	281,626
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-1,
Class A2, 6.00%, 3/25/36		277	227,074
Credit Suisse Mortgage Capital Certificates:
Series 2006-5, Class 3A3, 6.50%,
6/25/36		878	484,233
Series 2006-8, Class 3A1, 6.00%,
10/25/21		270	220,909
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3,
Class 5A1, 5.11%, 6/19/35 (b)		427	394,496
GSR Mortgage Loan Trust, Series 2005-AR1,
Class 2A1, 2.91%, 1/25/35 (b)		318	281,937
Harborview Mortgage Loan Trust:
Series 2005-8, Class 1A2A, 0.56%,
9/19/35 (b)		1,134	684,874
Series 2006-11, Class A1A, 0.40%,
12/19/36 (b)		475	245,329
Holmes Master Issuer Plc, Series 2007-2A,
Class 3A1, 0.33%, 7/15/21 (b)		83	83,297
IndyMac INDA Mortgage Loan Trust, Series 2006-AR2,
Class 4A1, 5.46%, 9/25/36 (b)		552	398,853
JPMorgan Mortgage Trust, Series 2006-S2,
Class 2A2, 5.88%, 6/25/21		167	157,961
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3,
Class 3A1, 5.30%, 4/25/47 (b)		430	273,338
WaMu Mortgage Pass-Through Certificates, Series 2005-AR12,
Class 1A8, 2.50%, 10/25/35 (b)		362	287,425
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR18,
Class 2A1, 5.40%, 11/25/36 (b)		320	243,245

			6,973,360

Commercial Mortgage-Backed Securities – 9.8%
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
Series 2006-1, Class AM, 5.42%,
9/10/45 (b)		450	450,816
Series 2006-4, Class AM, 5.68%,
8/10/16		100	93,296
Series 2007-3, Class A2, 5.80%,
7/10/12 (b)		470	476,669
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10,
Class AM, 5.45%, 12/15/15 (b)		40	38,143
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2006-CD3, Class A5, 5.62%,
10/15/48		530	557,252
Series 2007-CD5, Class A4, 5.89%,
8/15/17 (b)		375	402,239

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	41

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Commercial Mortgage Pass Through Certificates, Series 2006-C7,
Class AM, 5.97%, 6/10/46 (b)	USD	350	$333,877
Credit Suisse Mortgage Capital Certificates:
Series 2007-C2, Class A2, 5.45%,
1/15/49 (b)		485	486,619
Series 2007-C3, Class A2, 5.90%,
6/15/39 (b)		302	305,237
Series 2010-RR1, Class 2A, 5.70%,
7/15/17 (a)(b)		205	227,244
Extended Stay America Trust:
Series 2010-ESHA, Class A, 2.95%,
11/05/15 (a)		172	169,467
Series 2010-ESHA, Class C, 4.86%,
11/05/15 (a)		290	275,925
Greenwich Capital Commercial Funding Corp., Series 2006-GG7,
Class AM, 6.07%, 6/10/16 (b)		180	168,313
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2007-CB18, Class A3, 5.45%,
7/12/16		290	300,251
Series 2007-CB18, Class A4, 5.44%,
1/12/17		450	467,368
Series 2007-CB19, Class A4, 5.93%,
4/12/17 (b)		450	476,903
Series 2007-LD11, Class A2, 5.99%,
7/15/12 (b)		500	507,350
Morgan Stanley Capital I:
Series 1998-WF2, Class G, 6.34%,
7/15/30 (a)(b)		640	666,495
Series 2004-HQ4, Class A7, 4.97%,
4/14/40		250	264,422
Series 2007-IQ15, Class A2, 6.04%,
8/11/12 (b)		250	254,446
Morgan Stanley Reremic Trust:
Series 2009-IO, Class B, 7.26%,
11/17/14 (a)(f)		450	360,000
Series 2011-IO, Class A, 2.50%,
1/23/14 (a)		89	88,669
RBSCF Trust, Series 2010-RR3,
Class WBTA, 6.10%, 4/16/17 (a)(b)		450	499,102
Wachovia Bank Commercial Mortgage Trust:
Series 2007-C33, Class A4, 6.10%,
7/15/17 (b)		540	568,686
Series 2007-C34, Class A3, 5.68%,
7/15/17		375	398,233

			8,837,022

Total Non-Agency Mortgage-Backed Securities – 17.5%			15,810,382

Preferred Securities	Par (000)/ Shares
Capital Trusts
Capital Markets – 0.1%
Credit Suisse AG/Guernsey, 5.86% (b)(g)		100	78,500
State Street Capital Trust IV, 1.35%, 6/01/37 (b)		20	13,704

			92,204

Commercial Banks – 0.2%
Fifth Third Capital Trust IV, 6.50%, 4/15/37 (b)		145	137,765
SunTrust Capital VIII, 6.10%, 12/15/36 (b)		20	19,800
Wachovia Capital Trust III, 5.57% (b)(g)		15	12,300

			169,865

Consumer Finance – 0.1%
Capital One Capital V, 10.25%, 8/15/39		55	55,825

Diversified Financial Services – 0.2%
ABN AMRO North American Holding Preferred Capital Repackage Trust I, 6.52% (a)(b)(g)		160	118,400
JPMorgan Chase Capital XXV, 6.80%, 10/01/37		55	55,200

			173,600

Insurance – 0.3%
American International Group, Inc., 8.18%, 5/15/58 (b)		35	30,888
Liberty Mutual Group, Inc., 10.75%, 6/15/58 (a)(b)		25	29,750
Swiss Re Capital I LP, 6.85% (a)(b)(g)		155	140,969
XL Group Plc, 6.50% (b)(g)		110	86,350

			287,957

Total Capital Trusts – 0.9%			779,451

Preferred Stocks
Diversified Financial Services – 0.1%
Citigroup Capital XIII, 7.88%		3,155	83,324

Thrifts & Mortgage Finance – 0.0%
Fannie Mae, 7.75%		10,000	18,990

Total Preferred Stocks – 0.1%			102,314

Total Preferred Securities – 1.0%			881,765

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio
(Percentages shown are based on Net Assets)

Taxable Municipal Bonds	Par (000)		Value
New York City Municipal Water Finance Authority RB:
5.38%, 6/15/43	USD	120	$134,266
5.50%, 6/15/43		145	164,597

Total Taxable Municipal Bonds – 0.3%			298,863

U.S. Government Sponsored Agency Securities
Agency Obligations – 0.3%
Fannie Mae, 3.44%, 10/09/19 (f)		350	266,121

Collateralized Mortgage Obligations – 0.3%
Freddie Mac, Series K013,
Class A2, 3.97%, 1/25/21 (b)		270	295,019

Interest Only Collateralized Mortgage Obligations – 1.1%
Fannie Mae:
Series 2007-39, Class EI, 6.52%,
5/25/37 (b)		717	132,960
Series 2011-41, Class SB, 6.35%,
5/25/41 (b)		997	143,234
Freddie Mac:
Series 3309, Class SG, 5.84%,
4/15/37 (b)		960	120,676
Series 3443, Class SE, 5.50%,
3/15/37 (b)		856	99,656
Series 3872, Class SL, 5.72%,
6/15/41 (b)		1,765	206,238
Series 3908, Class XS, 6.22%,
6/15/39 (b)		2,056	287,900

			990,664

Mortgage-Backed Securities – 109.5%
Fannie Mae Mortgage-Backed Securities:
4.00%, 3/01/26-10/01/41 (h)(i)		13,475	14,220,639
5.50%, 10/01/26-10/01/41 (h)		14,600	15,840,219
4.50%, 10/01/40-10/01/41 (h)		34,347	36,464,725
3.50%, 10/01/41 (h)		6,200	6,366,625
5.00%, 10/01/41 (h)		19,000	20,430,938
Freddie Mac Mortgage-Backed Securities, 4.00%, 6/01/26-12/01/40 (h)		5,425	5,714,189

			99,037,335

Total U.S. Government Sponsored Agency Securities – 111.2%			100,589,139

U.S. Treasury Obligations
U.S. Treasury Bonds, 3.75%, 8/15/41		1,725	2,008,280
U.S. Treasury Inflation Indexed Notes:
0.63%, 7/15/21		221	230,194
1.75%, 1/15/28		324	374,813
U.S. Treasury Notes:
0.25%, 9/15/14		700	696,556
1.50%, 8/31/18		200	200,969
2.13%, 8/15/21		4,595	4,676,148

Total U.S. Treasury Obligations – 9.0%			8,186,960

Total Long-Term Investments (Cost — $173,151,573) – 190.7%			172,618,781

Short-Term Securities	Par (000)/ Shares
Borrowed Bond Agreements – 6.1%
Barclays Bank Plc, 0.00%, Open	EUR	94	$125,434
Barclays Bank Plc, 0.15%, Open		57	75,836
Barclays Bank Plc, 0.30%, Open		103	137,351
Barclays Bank Plc, 0.35%, Open		56	75,682
Barclays Bank Plc, 0.38%, Open		56	74,691
Barclays Bank Plc, 0.45%, Open		55	74,175
Barclays Bank Plc, 0.65%, Open		112	149,717
Barclays Bank Plc, 1.25%, Open		142	190,172
Barclays Bank Plc, 1.25%, Open		72	95,874
Citibank, N.A., 0.00%, Open		109	145,530
Citibank, N.A., 0.60%, 10/12/11		938	1,256,213
Credit Suisse International, 0.15%, Open		46	61,377
Deutsche Bank AG, 0.00%, Open	USD	2,871	2,870,725
UBS AG, 0.75%, Open	EUR	153	205,483

			5,538,260

Money Market Funds – 0.2%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (e)(j)		176,263	176,263

Total Short-Term Securities (Cost — $5,840,791) – 6.3%			5,714,523

Options Purchased	Contracts
Exchange-Traded Call Options Purchased – 0.0%
U.S. Treasury Notes (10 Year), Strike Price USD 131, Expires 11/25/11		15	14,297
U.S. Treasury Notes (10 Year), Strike Price USD 134, Expires 11/25/11		15	3,047

			17,344

Exchange-Traded Put Options Purchased – 0.0%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 99.25, Expires 3/16/12		121	28,737

	Notional Amount (000)
Over-the-Counter Call Options Purchased – 0.1%
HKD Currency, Strike Price USD 7.30, Expires 11/10/11, Broker Citibank, N.A.	HKD	13,522	2
HKD Currency, Strike Price USD 7.70, Expires 11/10/11, Broker HSBC Securities, Inc.		9,022	405
HKD Currency, Strike Price USD 7.70, Expires 11/10/11, Broker HSBC Securities, Inc.		4,500	202
USD Currency, Strike Price AUD 0.92, Expires 11/18/11, Broker Goldman Sachs & Co.	USD	545	8,180
USD Currency, Strike Price AUD 0.92, Expires 11/18/11, Broker UBS AG		275	4,128
USD Currency, Strike Price CAD 1.07, Expires 11/10/11, Broker Royal Bank of Scotland Plc		150	1,573
USD Currency, Strike Price CAD 1.07, Expires 11/18/11, Broker Goldman Sachs & Co.		270	3,442
USD Currency, Strike Price CAD 1.07, Expires 11/18/11, Broker UBS AG		135	1,720
USD Currency, Strike Price EUR 1.31, Expires 11/18/11, Broker Goldman Sachs & Co.		1,080	16,038
USD Currency, Strike Price EUR 1.31, Expires 11/18/11, Broker UBS AG		540	8,019
USD Currency, Strike Price GBP 1.54, Expires 11/18/11, Broker Deutsche Bank AG		1,695	21,103
USD Currency, Strike Price GBP 1.54, Expires 11/18/11, Broker Goldman Sachs & Co.		815	10,147

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	43

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)		Value
Over-the-Counter Call Options Purchased (concluded)
USD Currency, Strike Price GBP 1.54, Expires 11/18/11, Broker UBS AG	USD	410	$5,105

			80,064

Over-the-Counter Put Options Purchased – 0.3%
EUR Currency, Strike Price GBP 0.84, Expires 10/13/11, Broker Deutsche Bank AG	EUR	150	374
EUR Currency, Strike Price GBP 0.86, Expires 10/14/11, Broker UBS AG		208	1,733
AUD Currency, Strike Price USD 0.90, Expires 11/11/11, Broker Royal Bank of Scotland Plc	AUD	100	875
EUR Currency, Strike Price USD 1.38, Expires 10/14/11, Broker JPMorgan Chase Bank, N.A.	EUR	125	5,381
EUR Currency, Strike Price USD 1.41, Expires 11/16/11, Broker Deutsche Bank AG		3,230	243,718

			252,081

Over-the-Counter Call Swaptions Purchased – 0.1%
Receive a fixed rate of 1.758% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	USD	2,800	61,836
Receive a fixed rate of 1.800% and pay a floating rate based on 3-month LIBOR, Expires 6/11/12, Broker Bank of America, N.A.		500	6,229
Receive a fixed rate of 1.900% and pay a floating rate based on 3-month LIBOR, Expires 12/23/11, Broker Citibank, N.A.		1,400	12,070
Receive a fixed rate of 3.150% and pay a floating rate based on 3-month LIBOR, Expires 6/11/12, Broker Deutsche Bank AG		400	34,487

			114,622

Over-the-Counter Put Swaptions Purchased – 0.1%
Pay a fixed rate of 0.950% and receive a floating rate based on 3-month LIBOR, Expires 8/15/12, Broker Deutsche Bank AG		5,500	15,425
Pay a fixed rate of 1.758% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		2,800	264
Pay a fixed rate of 2.300% and receive a floating rate based on 3-month LIBOR, Expires 10/13/11, Broker BNP Paribas SA		2,700	0
Pay a fixed rate of 2.500% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		1,400	26
Pay a fixed rate of 2.500% and receive a floating rate based on 3-month LIBOR, Expires 8/11/14, Broker Bank of America, N.A.		1,700	14,869
Pay a fixed rate of 3.000% and receive a floating rate based on 3-month LIBOR, Expires 12/09/11, Broker Morgan Stanley Capital Services, Inc.		800	1,228
Pay a fixed rate of 3.000% and receive a floating rate based on 3-month LIBOR, Expires 8/11/14, Broker Morgan Stanley Capital Services, Inc.		2,000	13,031
Pay a fixed rate of 3.750% and receive a floating rate based on 3-month LIBOR, Expires 10/24/11, Broker Credit Suisse International		2,600	0

			44,843

Total Options Purchased (Cost — $372,577) – 0.6%			537,691

Total Investments Before TBA Sale Commitments, Options Written and Borrowed Bonds (Cost — $179,364,941*) – 197.6%			178,870,995

TBA Sale Commitments (h)	Par (000)
Fannie Mae Mortgage-Backed Securities:
4.00%, 10/01/26-10/01/41		14,900	(15,645,187)
3.50%, 10/01/41		5,000	(5,134,375)
4.50%, 10/01/41		20,995	(22,267,740)
5.00%, 10/01/41		23,300	(25,054,781)
5.50%, 10/01/41		10,100	(10,958,500)
Freddie Mac Mortgage-Backed Securities:
4.00%, 10/01/26-10/01/41		5,800	(6,073,563)
5.00%, 10/01/41		200	(214,438)

Total TBA Sale Commitments (Proceeds – $85,465,450) – (94.3)%			(85,348,584)

Options Written	Contracts
Exchange-Traded Call Options Written – (0.0)%
U.S. Treasury Notes (10 Year), Strike Price USD 132, Expires 11/25/11		15	(8,906)
U.S. Treasury Notes (10 Year), Strike Price USD 133, Expires 11/25/11		15	(5,390)

			(14,296)

	Notional Amount (000)
Over-the-Counter Call Options Written – (0.0)%
HKD Currency, Strike Price USD 7.30, Expires 11/10/11, Broker HSBC Securities, Inc.	HKD	9,022	(1)
HKD Currency, Strike Price USD 7.30, Expires 11/10/11, Broker HSBC Securities, Inc.		4,500	(1)
HKD Currency, Strike Price USD 7.70, Expires 11/10/11, Broker Citibank, N.A.		13,522	(608)
USD Currency, Strike Price CAD 1.07, Expires 11/11/11, Broker Goldman Sachs Bank USA	USD	150	(1,606)

			(2,216)

Over-the-Counter Put Options Written – (0.2)%
AUD Currency, Strike Price USD 0.90, Expires 11/11/11, Broker Deutsche Bank AG	AUD	100	(875)

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value
Over-the-Counter Put Options Written (concluded)
EUR Currency, Strike Price USD 1.36, Expires 11/16/11, Broker Deutsche Bank AG	EUR	3,230	$(131,595)

			(132,470)

Over-the-Counter Call Swaptions Written – (0.7)%
Pay a fixed rate of 2.015% and receive a floating rate based on 3-month LIBOR, Expires 9/23/13, Broker Citibank, N.A.	USD	800	(16,482)
Pay a fixed rate of 2.070% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG		1,900	(53,524)
Pay a fixed rate of 2.650% and receive a floating rate based on 3-month LIBOR, Expires 6/11/12, Broker Deutsche Bank AG		400	(20,534)
Pay a fixed rate of 2.750% and receive a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker Bank of America, N.A.		700	(39,833)
Pay a fixed rate of 2.900% and receive a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker Citibank, N.A.		1,300	(90,371)
Pay a fixed rate of 2.900% and receive a floating rate based on 3-month LIBOR, Expires 6/11/12, Broker Deutsche Bank AG		400	(27,176)
Pay a fixed rate of 3.000% and receive a floating rate based on 3-month LIBOR, Expires 12/29/11, Broker UBS AG		700	(54,014)
Pay a fixed rate of 3.260% and receive a floating rate based on 3-month LIBOR, Expires 6/10/13, Broker Goldman Sachs Bank USA		2,000	(131,927)
Pay a fixed rate of 3.260% and receive a floating rate based on 3-month LIBOR, Expires 7/22/13, Broker Barclays Bank Plc		100	(6,429)
Pay a fixed rate of 4.020% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		1,100	(182,161)

			(622,451)

Over-the-Counter Put Swaptions Written – (0.0)%
Receive a fixed rate of 1.150% and pay a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker Bank of America, N.A.		1,700	(122)
Receive a fixed rate of 2.015% and pay a floating rate based on 3-month LIBOR, Expires 9/23/13, Broker Citibank, N.A.		800	(22,301)
Receive a fixed rate of 2.050% and pay a floating rate based on 3-month LIBOR, Expires 10/24/11, Broker Citibank, N.A.		700	(3)
Receive a fixed rate of 2.050% and pay a floating rate based on 3-month LIBOR, Expires 10/24/11, Broker JPMorgan Chase Bank, N.A.		900	(4)
Receive a fixed rate of 2.070% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG		1,900	(139)
Receive a fixed rate of 3.260% and pay a floating rate based on 3-month LIBOR, Expires 6/10/13, Broker Goldman Sachs Bank USA		2,000	(15,667)
Receive a fixed rate of 3.260% and pay a floating rate based on 3-month LIBOR, Expires 7/22/13, Broker Barclays Bank Plc		100	(890)
Receive a fixed rate of 3.750% and pay a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker Bank of America, N.A.		700	(37)
Receive a fixed rate of 3.950% and pay a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker Citibank, N.A.		1,300	(29)
Receive a fixed rate of 4.000% and pay a floating rate based on 3-month LIBOR, Expires 12/29/11, Broker UBS AG		700	(85)
Receive a fixed rate of 4.020% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		1,100	(440)

			(39,717)

Total Options Written
(Premiums Received – $403,354) – (0.9)%			(811,150)

Borrowed Bonds	Par (000)
Corporate Bonds – (0.6)%
BNP Paribas SA, 5.43%, 9/07/17	EUR	150	(193,567)
KBC Internationale Financieringsmaatschappij NV, 5.00%, 3/16/16		100	(132,419)
Societe Generale SA, 6.13%, 8/20/18		150	(187,229)
UniCredit SpA, 3.95%, 2/01/16		50	(53,721)

			(566,936)

Foreign Government Obligations – (2.0)%
Belgium Government Bond, 4.25%, 9/28/21		360	(505,840)
France Government Bond O.A.T., 3.75%, 4/25/17		840	(1,231,997)
Portugal Obrigacoes do Tesouro OT, 4.20%, 10/15/16		50	(45,203)

			(1,783,040)

U.S. Treasury Obligations – (2.9)%
U.S. Treasury Notes, 1.00%, 8/31/16	USD	2,660	(2,666,650)

Total Borrowed Bonds (Proceeds – $5,089,981) – (5.5)%			(5,016,626)

Total Investments Net of TBA Sale Commitments, Options Written and Borrowed Bonds – 96.9%			87,694,635
Other Assets in Excess of Liabilities – 3.1%			2,805,692

Net Assets – 100.0%			$90,500,327

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$179,395,915

Gross unrealized appreciation	$2,047,811
Gross unrealized depreciation	(2,572,731)

Net unrealized depreciation	$(524,920)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	45

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(e)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2010	Shares Purchased	Shares Sold		Shares Held at September 30, 2011	Value at September 30, 2011	Realized Gain (Loss)	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	14,380,994	–	(14,204,731	)*	176,263	$176,263	$16	$7,571
iShares JPMorgan USD Emerging Markets Bond Fund	5,000	16,000	(16,000)		5,000	$527,150	$(26,748)	$47,317

*	Represents net shares sold.
(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(g)	Security is perpetual in nature and has no stated maturity date.
(h)	Represents or includes a TBA transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$(3,710,812)	$5,367
Barclays Bank Plc	$(3,917,969)	$7,668
BNP Paribas SA	$656	$(1,406)
Citibank, N.A.	$1,561,844	$(29,547)
Credit Suisse International	$(1,142,219)	$10,055
Deutsche Bank AG	$668,688	$(16,437)
Goldman Sachs Bank USA	$629,938	$(6,188)
JPMorgan Chase Bank, N.A.	$75,750	$(6,781)
Morgan Stanley Capital Services, Inc.	$4,496,604	$(8,267)
Nomura Securities International, Inc.	$(1,180,438)	$3,094
Royal Bank of Scotland Plc	$(1,507,938)	$12,203
UBS AG	$(506,406)	$7,969
Wells Fargo & Co.	$(2,407,094)	$(18,688)

(i)	All or a portion of security has been pledged as collateral in connection with swaps.
(j)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of September 30, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	424,500	USD	662,220	Citibank, N.A.	10/07/11	$(300)
USD	758,188	GBP	474,500	Royal Bank of Scotland Plc	10/07/11	18,304
USD	52,451	JPY	4,000,000	Deutsche Bank AG	10/07/11	585
NZD	48,944	USD	39,580	Royal Bank of Scotland Plc	10/11/11	(2,297)
NZD	8,928	USD	7,141	Royal Bank of Scotland Plc	10/11/11	(340)
USD	47,649	NZD	58,000	Deutsche Bank AG	10/11/11	3,468
EUR	700,000	USD	972,290	Royal Bank of Scotland Plc	10/26/11	(34,653)
EUR	300,000	USD	406,795	UBS AG	10/26/11	(4,950)
USD	39,026	EUR	27,000	Citibank, N.A.	10/26/11	2,860
USD	76,896	EUR	54,000	Citibank, N.A.	10/26/11	4,564
USD	143,526	EUR	101,000	Citibank, N.A.	10/26/11	8,238
USD	147,815	EUR	103,000	Citibank, N.A.	10/26/11	9,849
USD	165,566	EUR	115,000	Citibank, N.A.	10/26/11	11,525
USD	2,758,189	EUR	1,924,000	Citibank, N.A.	10/26/11	181,026
USD	66,005	EUR	49,000	Deutsche Bank AG	10/26/11	370
USD	130,733	EUR	92,000	Royal Bank of Scotland Plc	10/26/11	7,500
HKD	1,863,000	USD	239,202	Citibank, N.A.	11/10/11	150
HKD	1,163,625	USD	149,727	HSBC Securities, Inc.	11/10/11	(229)
HKD	1,084,000	USD	139,289	HSBC Securities, Inc.	11/10/11	(20)
USD	150,000	HKD	1,163,625	HSBC Securities, Inc.	11/10/11	502
USD	380,000	HKD	2,947,291	HSBC Securities, Inc.	11/10/11	1,342
CNY	1,620,000	USD	255,219	Goldman Sachs Bank USA	11/15/11	(1,399)
CZK	3,320,500	EUR	136,140	UBS AG	11/21/11	(2,034)
CZK	866,950	USD	50,000	Citibank, N.A.	11/21/11	(2,924)
EUR	154,216	NOK	1,229,897	Royal Bank of Scotland Plc	11/21/11	(2,421)
EUR	55,664	USD	78,342	Barclays Bank Plc	11/21/11	(3,788)
NOK	636,000	CZK	1,936,183	Deutsche Bank AG	11/21/11	2,926
NOK	582,104	EUR	73,740	Citibank, N.A.	11/21/11	140
SEK	837,000	CZK	2,250,400	Royal Bank of Scotland Plc	11/21/11	(541)
USD	130,701	SEK	836,500	Citibank, N.A.	11/21/11	9,117
EUR	232,461	USD	317,221	Citibank, N.A.	11/22/11	(5,875)
EUR	230,000	USD	319,792	UBS AG	11/22/11	(11,742)
GBP	145,019	USD	230,000	Morgan Stanley Capital Services, Inc.	11/22/11	(3,977)
GBP	145,248	USD	230,000	UBS AG	11/22/11	(3,620)
USD	314,857	EUR	232,461	Citibank, N.A.	11/22/11	3,511
USD	312,609	EUR	230,000	Deutsche Bank AG	11/22/11	4,559
USD	230,000	GBP	147,518	Citibank, N.A.	11/22/11	82

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	230,000	GBP	147,266	Deutsche Bank AG	11/22/11	$475
EUR	176,316	HUF	48,186,881	Deutsche Bank AG	11/25/11	17,190
HUF	11,668,929	EUR	42,533	Citibank, N.A.	11/25/11	(3,944)
HUF	36,035,432	PLN	523,000	Deutsche Bank AG	11/25/11	6,789
PLN	531,939	EUR	133,783	UBS AG	11/25/11	(19,545)
CZK	920,000	HUF	10,290,016	UBS AG	11/28/11	3,219
HUF	10,346,320	CZK	920,000	Citibank, N.A.	11/28/11	(2,964)
USD	661,583	GBP	424,500	Citibank, N.A.	1/18/12	312
CNY	1,620,000	USD	256,431	Goldman Sachs Bank USA	2/15/12	(2,064)

Total						$188,976

•	Financial futures contracts purchased as of September 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
2	U.S. Treasury Notes (2 Year)	Chicago Board Options	December 2011	$440,406	$(872)
39	U.S. Treasury Notes (5 Year)	Chicago Board Options	December 2011	$4,776,891	(11,733)
17	U.S. Treasury Bonds (30 Year)	Chicago Board Options	December 2011	$2,424,625	(1,678)
13	Ultra Treasury Bonds	Chicago Board Options	December 2011	$2,062,125	58,305
1	Euro Dollar Futures	Chicago Mercantile	September 2014	$246,313	(385)
1	Euro-Schatz	Eurex	December 2011	$146,870	(394)

Total					$43,243

•	Financial futures contracts sold as of September 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
4	U.S. Treasury Notes (10 Year)	Chicago Board Options	December 2011	$520,375	$(1,617)
9	Euro Dollar Futures	Chicago Mercantile	December 2011	$2,238,075	1,003
9	Euro Dollar Futures	Chicago Mercantile	March 2012	$2,236,725	1,788
8	Euro Dollar Futures	Chicago Mercantile	June 2012	$1,988,200	1,700
7	Euro Dollar Futures	Chicago Mercantile	September 2012	$1,739,850	1,196
7	Euro Dollar Futures	Chicago Mercantile	December 2012	$1,739,762	(834)
7	Euro Dollar Futures	Chicago Mercantile	March 2013	$1,739,500	(2,330)
7	Euro Dollar Futures	Chicago Mercantile	June 2013	$1,738,275	(2,955)
4	Euro Dollar Futures	Chicago Mercantile	September 2013	$992,200	(1,401)
4	Euro Dollar Futures	Chicago Mercantile	December 2013	$990,550	(3,689)
3	Euro Dollar Futures	Chicago Mercantile	March 2014	$741,712	(2,104)
2	Euro Dollar Futures	Chicago Mercantile	June 2014	$493,575	(32)
3	Euro-Bobl	Eurex	December 2011	$490,870	1,478
7	Euro-Bund	Eurex	December 2011	$1,280,034	(14,593)
1	Euro-Buxl	Eurex	December 2011	$165,378	(4,795)
1	Gilt British	London	December 2011	$202,707	(3,772)

Total					$(30,957)

•	Interest rate swaps outstanding as of September 30, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.64%(a)	3-month LIBOR	Bank of America, N.A.	7/29/13	USD	1,400	$3,080
0.45%(b)	3-month LIBOR	BNP Paribas SA	8/18/13	USD	1,800	3,559
1.32%(b)	3-month LIBOR	Citibank, N.A.	12/17/13	USD	1,200	(23,562)
1.41%(b)	3-month LIBOR	Deutsche Bank AG	12/20/13	USD	1,300	(28,357)
1.41%(a)	3-month LIBOR	Deutsche Bank AG	3/29/14	USD	300	5,766
1.01%(a)	3-month LIBOR	Deutsche Bank AG	6/23/14	USD	1,100	12,997
0.97%(a)	3-month LIBOR	UBS AG	7/26/14	USD	1,200	10,838
0.80%(a)	3-month LIBOR	Citibank, N.A.	8/09/14	USD	1,200	4,261
2.38%(b)	3-month LIBOR	Citibank, N.A.	3/11/16	USD	600	(34,011)
2.46%(b)	3-month LIBOR	Deutsche Bank AG	4/04/16	USD	500	(35,300)
2.10%(a)	3-month LIBOR	Deutsche Bank AG	5/10/16	USD	700	35,369
2.06%(b)	3-month LIBOR	Citibank, N.A.	5/11/16	USD	1,500	(73,310)
2.27%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	8/13/16	USD	600	3,236
2.20%(a)	3-month LIBOR	Bank of America, N.A.	8/15/16	USD	700	2,835

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	47

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.29%(a)	3-month LIBOR	Deutsche Bank AG	8/31/16	USD	500	$1,749
2.90%(a)	6-month EURIBOR	Morgan Stanley Capital Services, Inc.	7/08/17	EUR	860	58,774
2.88%(a)	6-month EURIBOR	Deutsche Bank AG	7/21/18	EUR	50	2,871
1.81%(a)	3-month LIBOR	Citibank, N.A.	8/31/18	USD	900	8,881
3.62%(a)	3-month LIBOR	Citibank, N.A.	3/11/21	USD	1,100	153,307
3.58%(b)	3-month LIBOR	Citibank, N.A.	4/04/21	USD	800	(121,184)
3.38%(a)	3-month LIBOR	Deutsche Bank AG	5/04/21	USD	500	64,993
3.27%(b)	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	270	(32,092)
3.86%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	5/23/21	USD	1,800	238,523
3.06%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	6/13/21	USD	300	29,129
3.06%(a)	3-month LIBOR	Deutsche Bank AG	6/14/21	USD	500	48,807
2.73%(b)	3-month LIBOR	Deutsche Bank AG	8/05/21	USD	200	(12,372)
2.57%(a)	3-month LIBOR	Deutsche Bank AG	8/08/21	USD	200	9,411
2.60%(a)	3-month LIBOR	Citibank, N.A.	8/10/21	USD	100	4,968
2.56%(b)	3-month LIBOR	UBS AG	8/10/21	USD	300	(13,725)
2.35%(a)	3-month LIBOR	Deutsche Bank AG	8/12/21	USD	200	5,288
2.47%(b)	3-month LIBOR	Deutsche Bank AG	8/16/21	USD	500	(18,613)
2.37%(b)	3-month LIBOR	Deutsche Bank AG	8/19/21	USD	200	(5,533)
2.19%(a)	3-month LIBOR	Deutsche Bank AG	8/22/21	USD	600	4,856
2.21%(b)	3-month LIBOR	Deutsche Bank AG	8/23/21	USD	200	(2,679)
2.42%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	8/31/21	USD	1,200	(37,664)
2.36%(a)	3-month LIBOR	Deutsche Bank AG	9/01/21	USD	700	17,839
2.38%(a)	3-month LIBOR	Credit Suisse International	9/02/21	USD	1,200	32,699
2.38%(b)	3-month LIBOR	UBS AG	9/02/21	USD	3,200	(87,198)
2.39%(a)	3-month LIBOR	Citibank, N.A.	9/06/21	USD	800	22,275
2.15%(a)	3-month LIBOR	Deutsche Bank AG	9/08/21	USD	100	556
2.18%(b)	3-month LIBOR	Deutsche Bank AG	9/08/21	USD	1,200	(10,000)
2.21%(a)	3-month LIBOR	Credit Suisse International	9/09/21	USD	900	9,920
2.21%(b)	3-month LIBOR	Deutsche Bank AG	9/09/21	USD	500	(5,511)
2.18%(a)	3-month LIBOR	UBS AG	9/12/21	USD	1,000	7,549
2.16%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	9/13/21	USD	300	1,903
2.17%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	9/15/21	USD	100	(686)
1.91%(a)	3-month LIBOR	Bank of America, N.A.	9/26/21	USD	100	(1,795)
1.98%(a)	3-month LIBOR	Citibank, N.A.	9/26/21	USD	400	(4,599)
2.18%(b)	3-month LIBOR	Deutsche Bank AG	9/30/21	USD	800	(4,941)
2.81%(a)	3-month LIBOR	Bank of America, N.A.	9/23/23	USD	100	1,114
2.63%(a)	3-month LIBOR	Citibank, N.A.	9/26/41	USD	200	(2,642)
2.67%(a)	3-month LIBOR	Credit Suisse International	9/26/41	USD	200	(855)
2.60%(a)	3-month LIBOR	Goldman Sachs Bank USA	9/26/41	USD	300	(5,856)
2.62%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	9/26/41	USD	200	(2,916)
2.82%(b)	3-month LIBOR	Deutsche Bank AG	10/03/41	USD	300	(7,851)
2.70%(b)	3-month LIBOR	Citibank, N.A.	10/04/41	USD	100	(164)
2.73%(b)	3-month LIBOR	Deutsche Bank AG	10/04/41	USD	200	(1,327)
2.76%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	10/04/41	USD	100	(2,120)

Total						$230,490

(a)	Fund pays a floating interest rate and receives fixed rate.
(b)	Fund pays a fixed interest rate and receives floating rate.

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio

•	Credit default swaps on single-name issues – buy protection outstanding as of September 30, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Radian Group, Inc.	5.00%	Citibank, N.A.	3/20/13	USD	400	$88,738
Hellenic Telecommunications Organization SA	5.00%	JPMorgan Chase Bank, N.A.	3/20/15	EUR	75	(6,220)
Radian Group, Inc.	5.00%	Citibank, N.A.	6/20/15	USD	400	126,156
Hellenic Republic Government Bonds	1.00%	Credit Suisse International	3/20/16	USD	25	8,468
Republic of Portugal	1.00%	Deutsche Bank AG	6/20/16	USD	50	5,472
Intesa Sanpaolo SpA	3.00%	BNP Paribas SA	9/20/16	EUR	50	10,384
Banco Bilbao Vizcaya Argentaria SA	3.00%	Citibank, N.A.	9/20/16	EUR	50	3,134
Banco Bilbao Vizcaya Argentaria SA	1.00%	Citibank, N.A.	9/20/16	EUR	50	1,143
Royal Bank of Scotland Plc	1.00%	Credit Suisse International	9/20/16	EUR	50	3,631
Banco Bilbao Vizcaya Argentaria SA	3.00%	Deutsche Bank AG	9/20/16	EUR	50	2,922
Muenchener Rueckversicherungs AG	1.00%	Deutsche Bank AG	9/20/16	EUR	50	469
Hellenic Republic Government Bonds	1.00%	Citibank, N.A.	9/20/16	USD	75	26,756
Hellenic Republic Government Bonds	1.00%	Citibank, N.A.	9/20/16	USD	75	26,188
The PMI Group, Inc.	5.00%	Citibank, N.A.	9/20/16	USD	215	114,780
Banco Bilbao Vizcaya Argentaria SA	5.00%	Bank of America, N.A.	12/20/16	EUR	50	(759)
Adecco Finance BV	1.00%	Barclays Bank Plc	12/20/16	EUR	400	2,652
Henkel AG & Co. KGaA	1.00%	Barclays Bank Plc	12/20/16	EUR	200	923
Koninklijke Philips Electronics NV	1.00%	Barclays Bank Plc	12/20/16	EUR	100	1,012
Banco Bilbao Vizcaya Argentaria SA	5.00%	BNP Paribas SA	12/20/16	EUR	50	157
Koninklijke DSM NV	1.00%	BNP Paribas SA	12/20/16	EUR	250	1,413
PostNL NV	1.00%	BNP Paribas SA	12/20/16	EUR	100	109
Xstrata Finance (Canada) Ltd.	1.00%	BNP Paribas SA	12/20/16	EUR	75	3,375
British Telecommunications Plc	1.00%	Citibank, N.A.	12/20/16	EUR	100	346
Peugeot SA	1.00%	Citibank, N.A.	12/20/16	EUR	150	(2,199)
Xstrata Finance (Canada) Ltd.	1.00%	Credit Suisse International	12/20/16	EUR	140	6,252
Diageo Plc	1.00%	Deutsche Bank AG	12/20/16	EUR	100	154
Suedzucker AG	1.00%	Deutsche Bank AG	12/20/16	EUR	26	38
AKZO Nobel NV	1.00%	Goldman Sachs Bank USA	12/20/16	EUR	50	814
Bertelsmann AG	1.00%	Goldman Sachs Bank USA	12/20/16	EUR	400	338
Compagnie de Saint-Gobain SA	1.00%	JPMorgan Chase Bank, N.A.	12/20/16	EUR	400	(3,657)
Gas Natural SDG SA	1.00%	JPMorgan Chase Bank, N.A.	12/20/16	EUR	100	(757)
Iberdrola SA	1.00%	JPMorgan Chase Bank, N.A.	12/20/16	EUR	100	(198)
WPP Group Plc	1.00%	JPMorgan Chase Bank, N.A.	12/20/16	EUR	200	(1,458)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	49

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Wolters Kluwer NV	1.00%	Morgan Stanley Capital Services, Inc.	12/20/16	EUR	200	$(155)
The New York Times Co.	1.00%	Barclays Bank Plc	12/20/16	USD	650	32,651
JPMorgan Chase & Co.	1.00%	Deutsche Bank AG	12/20/16	USD	250	(455)

Total						$452,617

•	Credit default swaps on traded indexes - buy protection outstanding as of September 30, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
iTraxx Sub Financials Series 14 Version 1	1.00%	Barclays Bank Plc	12/20/15	EUR	50	$4,759
iTraxx Sub Financials Series 14 Version 1	1.00%	Credit Suisse International	12/20/15	EUR	100	7,389
CDX.EM Series 14 Version 1	5.00%	Morgan Stanley Capital Services, Inc.	12/20/15	USD	600	41,492
iTraxx Europe Crossover Series 15 Version 1	5.00%	Credit Suisse International	6/20/16	EUR	50	8,408
iTraxx Sub Financials Series 15 Version 1	1.00%	Credit Suisse International	6/20/16	EUR	250	23,823
iTraxx Europe Crossover Series 15 Version 1	5.00%	Morgan Stanley Capital Services, Inc.	6/20/16	EUR	95	5,931
CDX.NA.IG Series 16 Version 1	1.00%	Credit Suisse International	6/20/16	USD	210	954
CDX.NA.IG Series 16 Version 1	1.00%	JPMorgan Chase Bank, N.A.	6/20/16	USD	2,780	6,704
CDX.NA.IG Series 16 Version 1	1.00%	JPMorgan Chase Bank, N.A.	6/20/16	USD	210	1,420
CDX.NA.IG Series 16 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	6/20/16	USD	400	(497)
iTraxx Sub Financials Series 16 Version 1	5.00%	BNP Paribas SA	12/20/16	EUR	100	1,916
CDX.NA.IG Series 17 Version 1	1.00%	Credit Suisse International	12/20/16	USD	660	65

Total						$102,364

•	Credit default swaps on single-name issues – sold protection outstanding as of September 30, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	NR	USD	330	$405
Assured Guaranty Corp.	5.00%	Citibank, N.A.	12/20/14	AA+	USD	1	5
Assured Guaranty Corp.	5.00%	Citibank, N.A.	12/20/14	AA+	USD	40	(261)
Assured Guaranty Corp.	5.00%	Citibank, N.A.	3/20/15	AA+	USD	5	25
Banca Monte dei Paschi di Siena SpA	3.00%	BNP Paribas SA	9/20/16	BBB+	EUR	50	(5,616)
Landesbank Hessen-Thüringen Girozentrale	1.00%	BNP Paribas SA	9/20/16	AA	EUR	100	(5,722)
UniCredit SpA	3.00%	BNP Paribas SA	9/20/16	A-	EUR	50	(9,191)
Lloyds TSB Bank Plc	1.00%	Credit Suisse International	9/20/16	A+	EUR	50	(2,725)

See Notes to Financial Statements.

50	BLACKROCKFUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	9/20/16	BBB+	EUR	50	$(6,900)
Swiss Reinsurance Co. Ltd.	1.00%	Deutsche Bank AG	9/20/16	A+	EUR	50	(629)
Banca Monte dei Paschi di Siena SpA	3.00%	JPMorgan Chase Bank, N.A.	9/20/16	BBB+	EUR	50	(9,554)
Lincoln National Corp.	1.00%	Credit Suisse International	9/20/16	A-	USD	60	(1,280)
Lincoln National Corp.	1.00%	Credit Suisse International	9/20/16	A-	USD	185	(2,991)
MetLife, Inc.	1.00%	Credit Suisse International	9/20/16	A-	USD	40	(634)
MetLife, Inc.	1.00%	Deutsche Bank AG	9/20/16	A-	USD	100	(2,365)
MetLife, Inc.	1.00%	Goldman Sachs Bank USA	9/20/16	A-	USD	75	(1,942)
Lincoln National Corp.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A-	USD	20	(442)
MetLife, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A-	USD	130	(3,284)
MetLife, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A-	USD	75	(2,543)
Prudential Financial, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A	USD	40	(785)
Prudential Financial, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A	USD	165	(2,665)
BASF SE	1.00%	Barclays Bank Plc	12/20/16	A+	EUR	125	(2,249)
Siemens Financieringsmaatschappij NV	1.00%	Barclays Bank Plc	12/20/16	A+	EUR	100	(537)
Glencore International AG	1.00%	Credit Suisse International	12/20/16	BBB	EUR	150	(7,219)
E.ON AG	1.00%	Deutsche Bank AG	12/20/16	A	EUR	26	(56)
Heineken NV	1.00%	Deutsche Bank AG	12/20/16	NR	EUR	100	(222)
Tesco Plc	1.00%	Goldman Sachs Bank USA	12/20/16	A-	EUR	300	965
Anheuser-Busch InBev NV	1.00%	JPMorgan Chase Bank, N.A.	12/20/16	A-	EUR	300	(1,204)
Deutsche Telekom AG	1.00%	JPMorgan Chase Bank, N.A.	12/20/16	BBB+	EUR	100	(577)
E.ON AG	1.00%	JPMorgan Chase Bank, N.A.	12/20/16	A	EUR	300	(122)
Pernod Ricard SA	1.00%	JPMorgan Chase Bank, N.A.	12/20/16	BB+	EUR	300	491
Telefonica SA	1.00%	JPMorgan Chase Bank, N.A.	12/20/16	BBB+	EUR	200	2,566
Assured Guaranty Corp.	5.00%	Citibank, N.A.	12/20/16	AA+	USD	57	(646)

Total							$(67,904)

[1]	Using S&P’s rating.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	51

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio

•	Total return swaps outstanding as of September 30, 2011 were as follows:

Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Change in return of the Consumer
Price Index for All Urban Consumers	Receives	2.62%	Bank of America, N.A.	6/27/21	USD	580	$59,393
Change in return of the Consumer
Price Index for All Urban Consumers	Receives	2.63%	BNP Paribas SA	6/27/21	USD	580	60,286
Change in return of the Consumer
Price Index for All Urban Consumers	Pays	2.45%	Deutsche Bank AG	9/07/21	USD	580	(13,258)
Change in return of the Consumer
Price Index for All Urban Consumers	Pays	2.35%	Deutsche Bank AG	9/08/21	USD	580	(7,170)
Change in return of the Consumer
Price Index for All Urban Consumers	Receives	2.25%	Deutsche Bank AG	9/28/21	USD	550	2,764
Gross return on Markit IOS 6.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Barclays Bank Plc	1/12/38	USD	493	3,596
Gross return on Markit IOS 6.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Citibank, N.A.	1/12/38	USD	551	7,720
Gross return on Markit IOS 6.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Credit Suisse International	1/12/38	USD	609	5,856
Gross return on Markit IOS 6.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Credit Suisse International	1/12/38	USD	203	2,482
Gross return on Markit IOS 6.50%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/38	USD	1,305	(13,433)
Gross return on Markit IOS 6.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/38	USD	1,276	18,675
Gross return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Bank of America, N.A.	1/12/39	USD	918	(15,641)
Gross return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Bank of America, N.A.	1/12/39	USD	568	9,147
Gross return on Markit IOS 6.00%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Barclays Bank Plc	1/12/39	USD	363	(271)
Gross return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Citibank, N.A.	1/12/39	USD	918	21,243
Gross return on Markit IOS 6.00%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Citibank, N.A.	1/12/39	USD	36	550
Gross return on Markit IOS 6.00%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Credit Suisse International	1/12/39	USD	653	6,730
Gross return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/39	USD	568	28,702
Gross return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/39	USD	743	1,482
Gross return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/39	USD	306	1,342
Gross return on Markit IOS 5.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/39	USD	909	17,392
Gross return on Markit IOS 5.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/39	USD	435	8,046
Gross return on Markit IOS 6.00%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/39	USD	653	7,342
Gross return on Markit IOS 6.00%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/39	USD	1,270	7,239
Gross return on Markit IOS 6.00%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/39	USD	435	(1,817)

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio

Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Gross return on Markit IOS 6.00%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/39	USD	1,270	$(17,464)
Gross return on Markit IOS 4.50%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Barclays Bank Plc	1/12/40	USD	543	15
Gross return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Barclays Bank Plc	1/12/40	USD	286	(784)
Gross return on Markit IOS 4.50%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Citibank, N.A.	1/12/40	USD	854	(23,301)
Gross return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Credit Suisse International	1/12/40	USD	859	(18,393)
Gross return on Markit IOS 4.50%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Goldman Sachs Bank USA	1/12/40	USD	1,164	33
Gross return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Goldman Sachs Bank USA	1/12/40	USD	572	(1,658)
Gross return on Markit IOS 4.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/40	USD	854	(9,677)
Gross return on Markit IOS 4.50%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/40	USD	931	(10,893)

Total							$136,275

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of September 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$5,872,807	$1,225,502	$7,098,309
Collateralized Debt Obligations	–	–	395,000	395,000
Corporate Bonds	–	33,322,271	–	33,322,271
Exchange-Traded Funds	$527,150	–	–	527,150
Foreign Agency Obligations	–	3,244,129	–	3,244,129
Foreign Government Obligations	–	2,264,813	–	2,264,813
Non-Agency Mortgage-Backed Securities	–	15,810,382	–	15,810,382
Preferred Securities	102,314	779,451	–	881,765
Taxable Municipal Bonds	–	298,863	–	298,863
U.S. Government Sponsored Agency Securities	–	100,301,239	287,900	100,589,139
U.S. Treasury Obligations	–	8,186,960	–	8,186,960
Short-Term Securities	176,263	5,538,260	–	5,714,523

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	53

Schedule of Investments (concluded)	BlackRock Multi-Sector Bond Portfolio

Valuation Inputs	Level 1	Level 2	Level 3	Total
Liabilities:
Investments in Securities:
Borrowed Bonds	–	$(5,016,626)	–	$(5,016,626)
TBA Sale Commitments	–	(85,348,584)	–	(85,348,584)

Total	$805,727	$85,253,965	$1,908,402	$87,968,094

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$575,388	$405	$575,793
Foreign currency exchange contracts	–	630,748	–	630,748
Interest rate contracts	$111,551	966,818	–	1,078,369
Other contracts	–	270,035	–	270,035
Liabilities:
Credit contracts	–	(88,716)	–	(88,716)
Foreign currency exchange contracts	–	(244,313)	–	(244,313)
Interest rate contracts	(67,480)	(1,239,031)	–	(1,306,511)
Other contracts	–	(133,760)	–	(133,760)

Total	$44,071	$737,169	$405	$781,645

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Collateralized Debt Obligations	Non-Agency Mortgage-Backed Securities	U.S. Government Sponsored Agency Securities	Total
Assets:
Balance, as of September 30, 2010	–	$139,447	$801,540	–	$940,987
Accrued discounts/premiums	$32	6,936	(334)	–	6,634
Net realized gain (loss)	–	1,327	(218)	–	1,109
Net change in unrealized appreciation/depreciation[2]	(160,385)	(48,887)	3,703	$(48,660)	(254,229)
Purchases	1,119,872	437,500	–	336,560	1,893,932
Sales	–	(141,323)	(310,535)	–	(451,858)
Transfers in3	265,983	–	–	–	265,983
Transfers out[3]	–	–	(494,156)	–	(494,156)

Balance, as of September 30, 2011	$1,225,502	$395,000	$–	$287,900	$1,908,402

[2]	The change in unrealized appreciation/depreciation on investments still held at September 30, 2011 was $(258,418).

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

	Interest Rate Contracts			Credit Contracts
	Assets	Liabilities	Total	Assets	Liabilities	Total
Balance, as of September 30, 2010	–	$(5,642)	$(5,642)	–	–	–
Accrued discounts/premiums	–	–	–	–	–	–
Net realized gain (loss)	–	–	–	–	–	–
Net change in unrealized appreciation/depreciation[4]	–	–	–	–	$(3,019)	$(3,019)
Purchases	–	–	–	–	–	–
Issuances[5]	–	–	–	–	3,424	3,424
Sales	–	–	–	–	–	–
Settlements[6]	–	–	–	–	–	–
Transfers in7	–	–	–	–	–	–
Transfers out[7]	–	5,642	5,642	–	–	–

Balance, as of September 30, 2011	–	$–	$–	–	$405	$405

[4]	The change in unrealized appreciation/depreciation on swaps still held at September 30, 2011 was $(3,019).

[5]	Issuances represent upfront cash received on certain derivative financial instruments.

[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

[7]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments September 30, 2011	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)			Value
Conseco Financial Corp., Series 1997-5,
Class A7, 7.13%, 5/15/29 (a)	USD	511		$527,000
Fannie Mae Whole Loan, Series 1996-W1,
Class AL, 7.25%, 3/25/26 (a)		112		125,828
SLM Student Loan Trust:
Series 2008-5, Class A2, 1.35%,
10/25/16 (a)		3,263		3,291,629
Series 2008-5, Class A3, 1.55%,
1/25/18 (a)		1,130		1,152,737
Series 2008-5, Class A4, 1.95%,
7/25/23 (a)		3,040		3,122,623
Structured Asset Receivables Trust Certificates,
Series 2003-2A, 0.28%, 1/21/12 (a)(b)		1		1,272
U.S. Small Business Administration, Series 2003-10A,
Class 1, 4.63%, 3/10/13		346		359,212

Total Asset-Backed Securities – 0.6%				8,580,301

Corporate Bonds
Oil, Gas & Consumable Fuels – 0.1%
ENSCO Offshore Co., 6.36%, 12/01/15		1,043		1,147,339

Foreign Agency Obligations – 0.4%
FIH Erhvervsbank A/S, 2.45%, 8/17/12 (b)		4,770		4,844,751

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities – 0.6%
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2002-PB2, Class A4, 6.19%, 6/11/35		1,996		2,001,176
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2002-CKS4, Class A2, 5.18%, 11/15/36		2,490		2,535,156
GE Capital Commercial Mortgage Corp.,
Series 2002-1A, Class A3, 6.27%, 12/10/35		2,565		2,590,330
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C5, Class A1, 2.99%, 6/15/35		182		181,969

				7,308,631

Interest Only Commercial Mortgage-Backed Securities – 0.0%
WaMu Commercial Mortgage Securities Trust,
Series 2005-C1A, Class X, 1.38%, 5/25/36 (a)(b)		6,461		112,571

Total Non-Agency Mortgage-Backed Securities – 0.6%				7,421,202

Project Loans
Federal Housing Authority:
Merrill Lynch Project, Series 29, Class 1A1, 7.43%,
6/25/22		114		113,557
Merrill Lynch Project, Pool 42, 7.43%,
9/25/22		–	(c)	479
USGI Project, Series 56, 7.46%,
1/01/23		91		91,117

Total Project Loans – 0.0%				205,153

U.S. Government Sponsored Agency Securities
Agency Obligations – 4.8%
Fannie Mae:
1.75%, 5/07/13		2,665		2,720,048
4.13%, 4/15/14		2,400		2,613,079
3.44%, 10/09/19 (d)(e)		4,400		3,345,527
6.63%, 11/15/30 (f)		3,900		5,796,266
Federal Home Loan Bank:
1.00%, 12/28/11		3,300		3,306,930
4.00%, 9/06/13 (d)		9,100		9,714,650
3.63%, 10/18/13 (d)		10,750		11,439,870
Freddie Mac:
2.13%, 3/23/12-9/21/12		5,700		5,788,040
2.50%, 4/23/14		1,650		1,732,234
4.38%, 7/17/15 (d)		6,100		6,890,621
4.88%, 6/13/18		3,300		3,946,543
3.75%, 3/27/19 (g)		3,300		3,728,053
U.S. Small Business Administration:
Series 1996-20H, 7.25%, 8/01/16		298		324,251
Series 1996-20J, 7.20%, 10/01/16		315		342,533
Series 1998-20J, Class 1, 5.50%,
10/01/18		693		745,946

				62,434,591

Collateralized Mortgage Obligations – 5.1%
Fannie Mae, Series 2002-T6, Class A1, 3.31%,
2/25/32		313		329,046
Freddie Mac, Series K013, Class A2, 3.97%,
1/25/21 (a)		25,020		27,338,408
Ginnie Mae:
Series 2005-10, Class ZB, 5.18%,
12/16/44 (a)		3,864		4,287,678
Series 2005-29, Class Z, 4.25%,
4/16/45 (a)		5,908		5,978,876
Series 2005-59, Class ZA, 4.96%,
3/16/46 (a)		11,698		12,720,467
Series 2005-67, Class Z, 4.72%,
8/16/45 (a)		7,298		7,536,299
Series 2005-9, Class Z, 4.65%,
1/16/45 (a)		6,787		7,221,632

				65,412,406

Interest Only Collateralized Mortgage Obligations – 1.6%
Fannie Mae:
Series 2007-39, Class EI, 6.52%,
5/25/37 (a)		10,042		1,861,437
Series 2011-41, Class SB, 6.35%,
5/25/41 (a)		12,594		1,809,957
Freddie Mac:
Series 3309, Class SG, 5.84%,
4/15/37 (a)		12,603		1,584,531
Series 3443, Class SE, 5.50%,
3/15/37 (a)		11,392		1,326,672
Series 3872, Class SL, 5.72%,
6/15/41 (a)		22,294		2,605,115
Series 3908, Class XS, 6.22%,
6/15/39 (a)		25,558		3,578,189
Ginnie Mae:
Series 2004-10, 0.58%, 1/16/44 (a)		39,925		572,598

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	55

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)			Value
Interest Only Collateralized Mortgage Obligations (concluded)
Series 2011-71, Class IK, 4.00%,
4/16/39	USD	9,898		$1,707,929
Series 2004-77, 0.42%, 9/16/44 (a)		86,712		1,452,520
Series 2005-9, 0.55%, 1/16/45 (a)		76,376		1,922,687
Series 2005-50, 0.89%, 6/16/45 (a)		25,751		859,668
Series 2006-30, 0.66%, 5/16/46 (a)		35,659		1,160,606

				20,441,909

Mortgage-Backed Securities – 163.3%
Fannie Mae Mortgage-Backed Securities:
4.00%, 1/01/26-10/01/41 (h)		375,966		395,008,868
3.50%, 10/01/26-10/01/41 (h)		216,600		222,709,688
4.50%, 10/01/26-10/01/41 (h)		657,377		698,239,913
5.50%, 5/01/33-10/01/41 (h)		148,639		161,549,781
6.00%, 5/01/33-10/01/41 (h)		73,285		80,539,791
5.00%, 7/01/34-10/01/41 (h)		172,540		185,702,959
6.50%, 9/01/37-10/01/39		19,791		21,899,576
3.32%, 12/01/40 (a)		3,543		3,701,433
3.05%, 3/01/41 (a)		2,016		2,102,134
3.15%, 3/01/41 (a)		2,832		2,942,121
Freddie Mac Mortgage-Backed Securities:
13.00%, 4/01/14		–	(c)	102
4.00%, 10/01/26-10/01/41 (h)		20,300		21,258,719
3.06%, 2/01/41 (a)		3,377		3,521,570
5.00%, 6/01/41-10/01/41 (h)		31,800		34,095,563
4.50%, 10/01/41 (h)		40,600		42,934,500
5.50%, 10/01/41 (h)		50,600		54,711,250
6.00%, 10/01/41 (h)		42,800		46,839,250
Ginnie Mae Mortgage-Backed Securities:
7.00%, 6/15/23-3/15/24		–	(c)	545
3.00%, 9/15/35		98		97,951
5.00%, 5/15/38-10/01/41 (h)		53,100		58,415,830
4.00%, 10/01/41 (h)		7,700		8,231,955
4.50%, 10/01/41 (h)		35,100		38,075,125
5.50%, 10/01/41 (h)		13,400		14,814,656
6.00%, 10/01/41 (h)		12,300		13,730,826

				2,111,124,106

Total U.S. Government Sponsored Agency Securities – 174.8%				2,259,413,012

U.S. Treasury Obligations
U.S. Treasury Bonds, 3.75%, 8/15/41 (f)		62,620		72,903,456
U.S. Treasury Inflation Indexed Notes:
0.63%, 7/15/21		3,127		3,264,576
1.75%, 1/15/28		4,157		4,816,342
U.S. Treasury Notes:
0.13%, 9/30/13		148,160		147,777,747
0.25%, 9/15/14		110,440		109,896,635
1.00%, 9/30/16		51,560		51,636,309
1.50%, 8/31/18		134,250		134,900,307
1.38%, 9/30/18		4,250		4,229,413
2.13%, 8/15/21 (g)		4,245		4,319,967

Total U.S. Treasury Obligations – 41.3%				533,744,752

Total Long-Term Investments (Cost — $2,798,003,317) – 217.8%				2,815,356,510

Short-Term Securities
Borrowed Bond Agreements – 3.0%
Bank of America, N.A., 0.05%, 11/15/11		16,473		16,473,450

		Par (000)/ Shares
Bank of America, N.A., 0.11%, 11/15/11		USD 21,873		21,873,338

				38,346,788

Money Market Funds – 13.5%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (i)(j)		174,900,544		174,900,544

Total Short-Term Securities (Cost — $213,247,332) – 16.5%				213,247,332

Options Purchased	Contracts
Exchange-Traded Call Options Purchased – 0.2%
U.S. Treasury Notes (10 Year), Strike Price USD 126, Expires 11/25/11		650		2,843,750
U.S. Treasury Notes (10 Year), Strike Price USD 131, Expires 11/25/11		220		209,687
U.S. Treasury Notes (10 Year), Strike Price USD 134, Expires 11/25/11		220		44,687

				3,098,124

Exchange-Traded Put Options Purchased – 0.1%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 99.25, Expires 3/16/12		1,578		374,775
Ultra Treasury Bonds, Strike Price USD 154, Expires 10/21/11		129		229,781

				604,556

	Notional Amount (000)
Over-the-Counter Call Options Purchased – 0.0%
USD Currency, Strike Price CAD 1.07, Expires 11/10/11, Broker Royal Bank of Scotland Plc	USD	17,500		183,575

Over-the-Counter Put Options Purchased – 0.3%
EUR Currency, Strike Price GBP 0.84, Expires 10/13/11, Broker Deutsche Bank AG	EUR	20,550		51,209
AUD Currency, Strike Price USD 0.90, Expires 11/11/11, Broker Royal Bank of Scotland Plc	AUD	12,900		112,849
EUR Currency, Strike Price USD 1.41, Expires 11/16/11, Broker Deutsche Bank AG	EUR	41,840		3,157,017

				3,321,075

Over-the-Counter Call Swaptions Purchased – 1.0%
Receive a fixed rate of 1.758% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	USD	37,100		819,318
Receive a fixed rate of 1.800% and pay a floating rate based on 3-month LIBOR, Expires 6/11/12, Broker Bank of America, N.A.		7,000		87,209
Receive a fixed rate of 1.900% and pay a floating rate based on 3-month LIBOR, Expires 12/23/11, Broker Citibank, N.A.		16,900		145,704
Receive a fixed rate of 3.150% and pay a floating rate based on 3-month LIBOR, Expires 6/11/12, Broker Deutsche Bank AG		5,100		439,709

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)		Value
Over-the-Counter Call Swaptions Purchased (concluded)
Receive a fixed rate of 3.490% and pay a floating rate based on 3-month LIBOR, Expires 7/18/12, Broker Citibank, N.A.	USD	6,500	$725,635
Receive a fixed rate of 3.660% and pay a floating rate based on 3-month LIBOR, Expires 6/29/12, Broker The Bank of New York Mellon Corp.		6,900	870,519
Receive a fixed rate of 3.783% and pay a floating rate based on 3-month LIBOR, Expires 5/10/12, Broker Bank of America, N.A.		10,500	1,457,781
Receive a fixed rate of 3.800% and pay a floating rate based on 3-month LIBOR, Expires 5/04/12, Broker The Bank of New York Mellon Corp.		7,800	1,096,318
Receive a fixed rate of 3.835% and pay a floating rate based on 3-month LIBOR, Expires 5/03/12, Broker Morgan Stanley Capital Services, Inc.		18,500	2,657,343
Receive a fixed rate of 3.855% and pay a floating rate based on 3-month LIBOR, Expires 5/03/12, Broker The Bank of New York Mellon Corp.		5,600	814,084
Receive a fixed rate of 3.990% and pay a floating rate based on 3-month LIBOR, Expires 6/03/13, Broker Goldman Sachs Bank USA		7,500	1,033,105
Receive a fixed rate of 3.993% and pay a floating rate based on 3-month LIBOR, Expires 6/03/13, Broker Royal Bank of Scotland Plc		6,500	896,594
Receive a fixed rate of 4.073% and pay a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Royal Bank of Scotland Plc		6,700	1,116,677
Receive a fixed rate of 4.140% and pay a floating rate based on 3-month LIBOR, Expires 4/10/12, Broker The Bank of New York Mellon Corp.		4,700	808,473
Receive a fixed rate of 4.275% and pay a floating rate based on 3-month LIBOR, Expires 7/21/14, Broker JPMorgan Chase Bank, N.A.		4,000	571,076

			13,539,545

Over-the-Counter Put Swaptions Purchased – 0.1%
Pay a fixed rate of 0.950% and receive a floating rate based on 3-month LIBOR, Expires 8/15/12, Broker Deutsche Bank AG		72,500	203,333
Pay a fixed rate of 1.758% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		37,100	3,499
Pay a fixed rate of 2.300% and receive a floating rate based on 3-month LIBOR, Expires 10/13/11, Broker BNP Paribas SA		34,500	4
Pay a fixed rate of 2.500% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		17,400	316
Pay a fixed rate of 2.500% and receive a floating rate based on 3-month LIBOR, Expires 8/11/14, Broker Bank of America, N.A.		22,000	192,416
Pay a fixed rate of 3.000% and receive a floating rate based on 3-month LIBOR, Expires 12/09/11, Broker Morgan Stanley Capital Services, Inc.		11,000	16,889
Pay a fixed rate of 3.000% and receive a floating rate based on 3-month LIBOR, Expires 8/11/14, Broker Morgan Stanley Capital Services, Inc.		26,400	172,008
Pay a fixed rate of 3.490% and receive a floating rate based on 3-month LIBOR, Expires 7/18/12, Broker Citibank, N.A.		6,500	48,610
Pay a fixed rate of 3.660% and receive a floating rate based on 3-month LIBOR, Expires 6/29/12, Broker The Bank of New York Mellon Corp.		6,900	36,499
Pay a fixed rate of 3.750% and receive a floating rate based on 3-month LIBOR, Expires 10/24/11, Broker Credit Suisse International		34,000	3
Pay a fixed rate of 3.783% and receive a floating rate based on 3-month LIBOR, Expires 5/10/12, Broker Bank of America, N.A.		10,500	31,266
Pay a fixed rate of 3.800% and receive a floating rate based on 3-month LIBOR, Expires 5/04/12, Broker The Bank of New York Mellon Corp.		7,800	21,309
Pay a fixed rate of 3.835% and receive a floating rate based on 3-month LIBOR, Expires 5/03/12, Broker Morgan Stanley Capital Services, Inc.		18,500	47,193
Pay a fixed rate of 3.855% and receive a floating rate based on 3-month LIBOR, Expires 5/03/12, Broker The Bank of New York Mellon Corp.		5,600	13,809
Pay a fixed rate of 3.990% and receive a floating rate based on 3-month LIBOR, Expires 6/03/13, Broker Goldman Sachs Bank USA		7,500	105,301
Pay a fixed rate of 3.993% and receive a floating rate based on 3-month LIBOR, Expires 6/03/13, Broker Royal Bank of Scotland Plc		6,500	91,060
Pay a fixed rate of 4.073% and receive a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Royal Bank of Scotland Plc		6,700	7,173
Pay a fixed rate of 4.140% and receive a floating rate based on 3-month LIBOR, Expires 4/10/12, Broker The Bank of New York Mellon Corp.		4,700	5,248
Pay a fixed rate of 4.275% and receive a floating rate based on 3-month LIBOR, Expires 7/21/14, Broker JPMorgan Chase Bank, N.A.		4,000	97,327

			1,093,263

Total Options Purchased (Cost — $12,795,129) – 1.7%			21,840,138

Total Investments Before TBA Sale Commitments and Options Written (Cost — $3,024,045,778*) – 236.0%			3,050,443,980

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	57

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

TBA Sale Commitments (h)	Par (000)		Value
Fannie Mae Mortgage-Backed Securities:
4.00%, 10/01/26-10/01/41	USD	363,000	$(380,737,688)
3.50%, 10/01/41		112,700	(115,728,813)
4.50%, 10/01/41		451,734	(479,157,809)
5.00%, 10/01/41		171,400	(184,308,563)
5.50%, 10/01/41		110,700	(120,109,500)
6.00%, 10/01/41		58,100	(63,728,437)
Freddie Mac Mortgage-Backed Securities:
4.00%, 10/01/41		4,800	(5,023,500)
5.50%, 10/01/41		25,300	(27,355,625)
6.00%, 10/01/41		21,400	(23,439,687)
Ginnie Mae Mortgage-Backed Securities,
5.00%, 10/01/41		13,700	(15,147,063)

Total TBA Sale Commitments (Proceeds – $1,413,850,942) – (109.5)%			(1,414,736,685)

Options Written	Contracts
Exchange-Traded Call Options Written – (0.3)%
U.S. Treasury Notes (10 Year), Strike Price USD 127, Expires 11/25/11		650	(2,285,156)
U.S. Treasury Notes (10 Year), Strike Price USD 128, Expires 11/25/11		650	(1,777,344)
U.S. Treasury Notes (10 Year), Strike Price USD 132, Expires 11/25/11		220	(130,625)
U.S. Treasury Notes (10 Year), Strike Price USD 133, Expires 11/25/11		220	(79,063)

			(4,272,188)

	Notional Amount (000)
Over-the-Counter Call Options Written – (0.0)%
USD Currency, Strike Price CAD 1.07, Expires 11/11/11, Broker Goldman Sachs Bank USA	USD	17,500	(187,425)

Over-the-Counter Put Options Written – (0.2)%
AUD Currency, Strike Price USD 0.90, Expires 11/11/11, Broker Deutsche Bank AG	AUD	12,900	(112,849)
EUR Currency, Strike Price USD 1.36, Expires 11/16/11, Broker Deutsche Bank AG	EUR	41,840	(1,704,632)

			(1,817,481)

Over-the-Counter Call Swaptions Written – (1.8)%
Pay a fixed rate of 2.015% and receive a floating rate based on 3-month LIBOR, Expires 9/23/13, Broker Citibank, N.A.	USD	5,200	(107,133)
Pay a fixed rate of 2.080% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		36,400	(1,032,585)
Pay a fixed rate of 2.650% and receive a floating rate based on 3-month LIBOR, Expires 6/11/12, Broker Deutsche Bank AG		5,100	(261,811)
Pay a fixed rate of 2.900% and receive a floating rate based on 3-month LIBOR, Expires 6/11/12, Broker Deutsche Bank AG		5,100	(346,493)
Pay a fixed rate of 3.000% and receive a floating rate based on 3-month LIBOR, Expires 12/29/11, Broker UBS AG		8,500	(655,881)
Pay a fixed rate of 3.260% and receive a floating rate based on 3-month LIBOR, Expires 7/22/13, Broker Barclays Bank Plc		1,200	(77,142)
Pay a fixed rate of 3.360% and receive a floating rate based on 3-month LIBOR, Expires 8/17/12, Broker JPMorgan Chase Bank, N.A.		25,000	(2,506,480)
Pay a fixed rate of 3.895% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc		21,900	(1,701,491)
Pay a fixed rate of 3.896% and receive a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG		21,000	(3,187,102)
Pay a fixed rate of 3.925% and receive a floating rate based on 3-month LIBOR, Expires 4/27/12, Broker UBS AG		700	(106,317)
Pay a fixed rate of 3.939% and receive a floating rate based on 3-month LIBOR, Expires 3/21/12, Broker UBS AG		15,000	(2,331,006)
Pay a fixed rate of 3.955% and receive a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker UBS AG		8,700	(1,347,697)
Pay a fixed rate of 3.963% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc		7,600	(610,471)
Pay a fixed rate of 4.020% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		4,600	(761,764)
Pay a fixed rate of 4.030% and receive a floating rate based on 3-month LIBOR, Expires 4/16/12, Broker UBS AG		2,900	(469,518)
Pay a fixed rate of 4.034% and receive a floating rate based on 3-month LIBOR, Expires 4/16/12, Broker UBS AG		12,100	(1,963,509)
Pay a fixed rate of 4.075% and receive a floating rate based on 3-month LIBOR, Expires 2/01/12, Broker UBS AG		4,800	(819,801)
Pay a fixed rate of 5.000% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.		26,300	(5,828,552)

			(24,114,753)

Over-the-Counter Put Swaptions Written – (0.1)%
Receive a fixed rate of 1.150% and pay a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker Bank of America, N.A.		21,100	(1,515)
Receive a fixed rate of 2.015% and pay a floating rate based on 3-month LIBOR, Expires 9/23/13, Broker Citibank, N.A.		5,200	(144,960)
Receive a fixed rate of 2.050% and pay a floating rate based on 3-month LIBOR, Expires 10/24/11, Broker Citibank, N.A.		6,600	(26)
Receive a fixed rate of 2.050% and pay a floating rate based on 3-month LIBOR, Expires 10/24/11, Broker JPMorgan Chase Bank, N.A.		11,800	(47)
Receive a fixed rate of 2.080% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		36,400	(2,615)
Receive a fixed rate of 3.260% and pay a floating rate based on 3-month LIBOR, Expires 7/22/13, Broker Barclays Bank Plc		1,200	(10,682)

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value
Over-the-Counter Put Swaptions Written (concluded)
Receive a fixed rate of 3.360% and pay a floating rate based on 3-month LIBOR, Expires 8/17/12, Broker JPMorgan Chase Bank, N.A.	USD	25,000	$(257,335)
Receive a fixed rate of 3.895% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc		21,900	(267,799)
Receive a fixed rate of 3.896% and pay a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG		21,000	(27,235)
Receive a fixed rate of 3.925% and pay a floating rate based on 3-month LIBOR, Expires 4/27/12, Broker UBS AG		700	(1,433)
Receive a fixed rate of 3.939% and pay a floating rate based on 3-month LIBOR, Expires 3/21/12, Broker UBS AG		15,000	(18,418)
Receive a fixed rate of 3.955% and pay a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker UBS AG		8,700	(15,575)
Receive a fixed rate of 3.963% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc		7,600	(89,205)
Receive a fixed rate of 4.000% and pay a floating rate based on 3-month LIBOR, Expires 12/29/11, Broker UBS AG		8,500	(1,032)
Receive a fixed rate of 4.020% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		4,600	(1,840)
Receive a fixed rate of 4.030% and pay a floating rate based on 3-month LIBOR, Expires 4/16/12, Broker UBS AG		2,900	(4,297)
Receive a fixed rate of 4.034% and pay a floating rate based on 3-month LIBOR, Expires 4/16/12, Broker UBS AG		12,100	(17,794)
Receive a fixed rate of 4.075% and pay a floating rate based on 3-month LIBOR, Expires 2/01/12, Broker UBS AG		4,800	(1,614)
Receive a fixed rate of 4.100% and pay a floating rate based on 3-month LIBOR, Expires 11/02/11, Broker Goldman Sachs Bank USA		41,000	(4)
Receive a fixed rate of 4.100% and pay a floating rate based on 3-month LIBOR, Expires 11/14/11, Broker UBS AG		41,000	(46)
Receive a fixed rate of 5.000% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.		26,300	(130,489)

			(993,961)

Total Options Written (Premiums Received – $16,994,611) – (2.4)%			(31,385,808)

Total Investments Net of TBA Sale Commitments and Options Written – 124.1%			1,604,321,487
Liabilities in Excess of Other Assets – (24.1)%			(311,579,998)

Net Assets – 100.0%			$1,292,741,489

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$3,025,088,097

Gross unrealized appreciation	$41,233,068
Gross unrealized depreciation	(15,877,185)

Net unrealized appreciation	$25,355,883

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Par is less than $500.
(d)	All or a portion of security has been pledged as collateral in connection with swaps.
(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(f)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(g)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(h)	Represents or includes a TBA transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$(21,898,000)	$47,809
Barclays Bank Plc	$(41,576,500)	$61,250
BNP Paribas SA	$37,130,333	$(102,611)
Citibank, N.A.	$107,389,702	$(106,896)
Credit Suisse International	$4,305,268	$(244,052)
Daiwa Securities Co. Ltd.	$(4,086,188)	$1,188
Deutsche Bank AG	$24,007,141	$(538,033)
Goldman Sachs Bank USA	$23,566,469	$439,234
JPMorgan Chase Bank, N.A.	$19,278,344	$(283,234)
Morgan Stanley Capital Services, Inc.	$40,415,331	$(243,065)
Nomura Securities International, Inc.	$(32,036,438)	$(109,602)
Royal Bank of Scotland Plc	$29,744,781	$83,898
UBS AG	$8,132,313	$(59,547)

(i)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2010	Net Activity	Shares Held at September 30, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	–	$174,900,544	174,900,544	$57	$55,380

(j)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	59

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

•	Reverse repurchase agreements outstanding as of September 30, 2011 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
Bank of America, N.A.	(0.10)%	8/31/11	11/15/11	$44,423,370	$44,432,750
BNP Paribas	0.00%	9/07/11	2/08/12	3,795,000	3,795,000

Total				$48,218,370	$48,227,750

•	Foreign currency exchange contracts as of September 30, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NZD	183,549	USD	148,431	Royal Bank of Scotland Plc	10/11/11	$(8,614)
NZD	39,939	USD	31,946	Royal Bank of Scotland Plc	10/11/11	(1,523)
USD	183,204	NZD	223,000	Deutsche Bank AG	10/11/11	13,335
USD	570,933	EUR	395,000	Citibank, N.A.	10/26/11	41,838
USD	4,507,579	EUR	3,325,000	Citibank, N.A.	10/26/11	53,803
EUR	788,380	CAD	1,100,000	Citibank, N.A.	11/02/11	7,125
EUR	2,300,000	USD	3,128,078	UBS AG	11/02/11	(47,392)
NZD	2,500,000	USD	1,949,328	Royal Bank of Scotland Plc	11/02/11	(48,015)
USD	1,644,476	SEK	11,150,000	Citibank, N.A.	11/02/11	22,291
CZK	3,657,750	EUR	150,000	Barclays Bank Plc	11/21/11	(2,285)
CZK	36,572,481	EUR	1,499,462	UBS AG	11/21/11	(22,400)
EUR	60,000	NOK	473,712	Barclays Bank Plc	11/21/11	(127)
EUR	644,397	NOK	5,139,188	Royal Bank of Scotland Plc	11/21/11	(10,116)
EUR	1,231,079	USD	1,727,080	Citibank, N.A.	11/21/11	(78,233)
GBP	815,000	CZK	22,827,449	Deutsche Bank AG	11/21/11	30,708
NOK	5,613,000	CZK	17,087,729	Deutsche Bank AG	11/21/11	25,822
USD	295,554	EUR	210,000	Barclays Bank Plc	11/21/11	14,290
USD	108,162	EUR	76,015	UBS AG	11/21/11	6,351
USD	1,353,390	GBP	835,000	UBS AG	11/21/11	51,968
EUR	1,329,584	HUF	363,373,180	Deutsche Bank AG	11/25/11	129,628
HUF	65,274,998	EUR	237,926	Citibank, N.A.	11/25/11	(22,060)
HUF	4,357,844	PLN	64,575	Citibank, N.A.	11/25/11	423
HUF	294,622,386	PLN	4,276,000	Deutsche Bank AG	11/25/11	55,503
PLN	4,340,575	EUR	1,091,658	UBS AG	11/25/11	(159,486)
CZK	3,756,000	HUF	42,010,109	UBS AG	11/28/11	13,143
HUF	42,239,976	CZK	3,756,000	Citibank, N.A.	11/28/11	(12,099)

Total						$53,878

•	Financial futures contracts purchased as of September 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
46	Euro FX Futures	Chicago Mercantile	December 2011	$7,713,625	$(19,119)
123	Gilt British	London	December 2011	$24,932,984	64,160
61	US Dollar Index Futures	Intercontinental Exchange	December 2011	$4,823,575	3,132
208	U.S. Treasury Notes (2 Year)	Chicago Board Options	December 2011	$45,802,250	(28,742)
236	U.S. Treasury Notes (10 Year)	Chicago Board Options	December 2011	$30,702,125	(477)
14	U.S. Treasury Bonds (30 Year)	Chicago Board Options	December 2011	$1,996,750	(36,348)
10	Euro Dollar Futures	Chicago Mercantile	September 2014	$2,463,125	(3,783)

Total					$(21,177)

•	Financial futures contracts sold as of September 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
82	Australian Dollar Futures	Chicago Mercantile	December 2011	$7,881,020	$181,380
100	Euro-Bund	Eurex	December 2011	$18,286,197	(14,737)
29	Japanese Yen Futures	Chicago Mercantile	December 2011	$4,707,787	35,904
266	U.S. Treasury Notes (5 Year)	Chicago Board Options	December 2011	$32,580,844	(267)
33	Ultra Treasury Bonds	Chicago Board Options	December 2011	$5,234,625	91,377
86	Euro Dollar Futures	Chicago Mercantile	December 2011	$21,386,050	5,493
86	Euro Dollar Futures	Chicago Mercantile	March 2012	$21,373,150	12,748
86	Euro Dollar Futures	Chicago Mercantile	June 2012	$21,373,150	9,348
66	Euro Dollar Futures	Chicago Mercantile	September 2012	$16,404,300	3,660
69	Euro Dollar Futures	Chicago Mercantile	December 2012	$17,149,088	(6,158)
69	Euro Dollar Futures	Chicago Mercantile	March 2013	$17,146,500	(23,166)
69	Euro Dollar Futures	Chicago Mercantile	June 2013	$17,134,425	(30,491)
48	Euro Dollar Futures	Chicago Mercantile	September 2013	$11,906,400	(13,828)

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
50	Euro Dollar Futures	Chicago Mercantile	December 2013	$12,381,875	$(44,468)
50	Euro Dollar Futures	Chicago Mercantile	March 2014	$12,361,875	(51,043)
9	Euro Dollar Futures	Chicago Mercantile	June 2014	$2,221,087	(709)

Total					$155,043

•	Interest rate swaps outstanding as of September 30, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.97%(a)	3-month LIBOR	Deutsche Bank AG	3/30/13	USD	48,400	$(299,755)
0.44%(b)	3-month LIBOR	UBS AG	8/17/13	USD	30,000	(63,661)
0.47%(a)	3-month LIBOR	Citibank, N.A.	9/22/13	USD	22,400	45,987
1.26%(a)	3-month LIBOR	Deutsche Bank AG	12/24/13	USD	2,000	(35,796)
1.41%(b)	3-month LIBOR	Deutsche Bank AG	3/29/14	USD	2,800	53,815
0.97%(b)	3-month LIBOR	UBS AG	7/26/14	USD	14,500	130,967
0.80%(b)	3-month LIBOR	Citibank, N.A.	8/09/14	USD	24,000	85,217
2.46%(a)	3-month LIBOR	Deutsche Bank AG	4/04/16	USD	7,700	(543,608)
2.26%(b)	3-month LIBOR	Deutsche Bank AG	5/03/16	USD	4,700	277,580
2.06%(a)	3-month LIBOR	Citibank, N.A.	5/11/16	USD	18,600	(909,050)
2.27%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	8/13/16	USD	7,900	42,613
2.20%(b)	3-month LIBOR	Bank of America, N.A.	8/15/16	USD	8,800	35,645
1.29%(b)	3-month LIBOR	Deutsche Bank AG	8/31/16	USD	6,000	20,985
2.44%(a)	3-month LIBOR	Bank of America, N.A.	8/01/18	USD	4,300	(231,053)
3.66%(b)	3-month LIBOR	Citibank, N.A.	12/17/20	USD	7,700	1,162,543
3.58%(a)	3-month LIBOR	Citibank, N.A.	4/04/21	USD	12,700	(1,923,798)
3.27%(a)	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	25,020	(2,973,824)
3.95%(b)	3-month LIBOR	Deutsche Bank AG	5/18/21	USD	3,000	427,796
4.01%(b)	3-month LIBOR	Goldman Sachs Bank USA	5/18/21	USD	17,500	2,597,951
3.09%(b)	3-month LIBOR	Deutsche Bank AG	7/28/21	USD	4,800	460,166
2.57%(b)	3-month LIBOR	Deutsche Bank AG	8/08/21	USD	1,200	56,466
2.60%(b)	3-month LIBOR	Citibank, N.A.	8/10/21	USD	1,600	79,485
2.35%(b)	3-month LIBOR	Deutsche Bank AG	8/12/21	USD	2,700	71,393
2.47%(a)	3-month LIBOR	Deutsche Bank AG	8/16/21	USD	6,000	(223,359)
2.37%(a)	3-month LIBOR	Deutsche Bank AG	8/19/21	USD	4,500	(124,490)
2.19%(b)	3-month LIBOR	Deutsche Bank AG	8/22/21	USD	6,700	67,967
2.21%(a)	3-month LIBOR	Deutsche Bank AG	8/23/21	USD	3,000	(40,182)
2.27%(a)	3-month LIBOR	Deutsche Bank AG	8/25/21	USD	3,000	(53,277)
2.36%(a)	3-month LIBOR	Deutsche Bank AG	8/31/21	USD	3,000	(77,009)
2.38%(a)	3-month LIBOR	Deutsche Bank AG	8/31/21	USD	600	(16,732)
2.39%(b)	3-month LIBOR	Citibank, N.A.	9/06/21	USD	9,200	256,167
2.75%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	9/06/21	USD	20,800	1,211,037
2.15%(b)	3-month LIBOR	Deutsche Bank AG	9/08/21	USD	1,900	10,575
2.22%(a)	3-month LIBOR	Bank of America, N.A.	9/12/21	USD	9,000	(105,287)
2.17%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	9/12/21	USD	1,000	7,087
2.21%(b)	3-month LIBOR	Credit Suisse International	9/13/21	USD	8,800	90,309
2.17%(b)	3-month LIBOR	BNP Paribas SA	9/15/21	USD	4,400	30,202
2.17%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	9/15/21	USD	900	(6,178)
1.91%(b)	3-month LIBOR	Bank of America, N.A.	9/26/21	USD	1,200	(21,540)
1.98%(b)	3-month LIBOR	Citibank, N.A.	9/26/21	USD	4,400	(50,594)
2.18%(a)	3-month LIBOR	Deutsche Bank AG	9/30/21	USD	6,200	(38,299)
2.81%(b)	3-month LIBOR	Bank of America, N.A.	9/23/23	USD	2,000	22,289
2.63%(b)	3-month LIBOR	Citibank, N.A.	9/26/41	USD	2,200	(29,065)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	61

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.67%(b)	3-month LIBOR	Credit Suisse International	9/26/41	USD	2,400	$(10,261)
2.60%(b)	3-month LIBOR	Goldman Sachs Bank USA	9/26/41	USD	3,700	(72,222)
2.62%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	9/26/41	USD	2,200	(32,072)
2.82%(a)	3-month LIBOR	Deutsche Bank AG	10/03/41	USD	3,900	(102,057)
2.70%(a)	3-month LIBOR	Citibank, N.A.	10/04/41	USD	1,400	(2,299)
2.73%(a)	3-month LIBOR	Deutsche Bank AG	10/04/41	USD	2,300	(15,259)
2.76%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	10/04/41	USD	1,700	(23,785)

Total						$(780,270)

(a)	Fund pays a fixed interest rate and receives floating rate.
(b)	Fund pays a floating interest rate and receives fixed rate.

•	Total return swaps outstanding as of September 30, 2011 were as follows:

Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Change in return of the Consumer
Price Index for All Urban Consumers	Receives	2.25%	Royal Bank of Scotland Plc	9/28/21	USD	7,305	$36,715
Gross return on Markit IOS 6.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Barclays Bank Plc	1/12/38	USD	6,295	45,905
Gross return on Markit IOS 6.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Citibank, N.A.	1/12/38	USD	6,760	94,665
Gross return on Markit IOS 6.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Credit Suisse International	1/12/38	USD	7,514	72,228
Gross return on Markit IOS 6.50%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/38	USD	16,449	(169,260)
Gross return on Markit IOS 6.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/38	USD	754	5,139
Gross return on Markit IOS 6.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/38	USD	16,130	235,977
Gross return on Markit IOS 6.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Royal Bank of Scotland Plc	1/12/38	USD	1,654	51,603
Gross return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Bank of America, N.A.	1/12/39	USD	11,367	(193,648)
Gross return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Bank of America, N.A.	1/12/39	USD	7,388	118,908
Gross return on Markit IOS 6.00%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Barclays Bank Plc	1/12/39	USD	3,992	(2,977)
Gross return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Citibank, N.A.	1/12/39	USD	11,542	267,058
Gross return on Markit IOS 6.00%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Citibank, N.A.	1/12/39	USD	1,778	26,968
Gross return on Markit IOS 6.00%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Credit Suisse International	1/12/39	USD	7,947	81,877
Gross return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/39	USD	7,257	366,496
Gross return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/39	USD	9,225	18,396
Gross return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/39	USD	3,847	16,870

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Gross return on Markit IOS 5.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/39	USD	11,535	$220,800
Gross return on Markit IOS 5.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/39	USD	5,135	95,092
Gross return on Markit IOS 6.00%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/39	USD	8,165	91,774
Gross return on Markit IOS 6.00%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/39	USD	5,480	(22,861)
Gross return on Markit IOS 6.00%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/39	USD	16,403	(225,542)
Gross return on Markit IOS 6.00%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/39	USD	16,366	93,282
Gross return on Markit IOS 4.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Bank of America, N.A.	1/12/40	USD	1,009	16,908
Gross return on Markit IOS 4.50%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Barclays Bank Plc	1/12/40	USD	1,009	59,474
Gross return on Markit IOS 4.50%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Barclays Bank Plc	1/12/40	USD	6,518	183
Gross return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Barclays Bank Plc	1/12/40	USD	3,220	(8,821)
Gross return on Markit IOS 4.50%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Citibank, N.A.	1/12/40	USD	11,174	(305,028)
Gross return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Credit Suisse International	1/12/40	USD	10,231	(219,185)
Gross return on Markit IOS 4.50%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Goldman Sachs Bank USA	1/12/40	USD	14,976	421
Gross return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Goldman Sachs Bank USA	1/12/40	USD	7,298	(21,134)
Gross return on Markit IOS 4.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/40	USD	10,786	(122,283)
Gross return on Markit IOS 4.50%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/40	USD	11,640	(111,689)
Gross return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/40	USD	286	(5,863)

Total							$608,448

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	63

Schedule of Investments (concluded)	BlackRock U.S. Government Bond Portfolio

The following tables summarize the inputs used as of September 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$8,579,029	$1,272	$8,580,301
Corporate Bonds	–	1,147,339	–	1,147,339
Foreign Agency Obligations	–	4,844,751	–	4,844,751
Non-Agency Mortgage-Backed Securities	–	7,421,202	–	7,421,202
Project Loans	–	–	205,153	205,153
U.S. Government Sponsored Agency Securities	–	2,255,834,823	3,578,189	2,259,413,012
U.S. Treasury Obligations	–	533,744,752	–	533,744,752
Short-Term Securities	$174,900,544	38,346,788	–	213,247,332
Liabilities:
Investments in Securities:
TBA Sale Commitments	–	(1,414,736,685)	–	(1,414,736,685)

Total	$174,900,544	$1,435,181,999	$3,784,614	$1,613,867,157

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$220,416	$3,970,878	–	$4,191,294
Interest rate contracts	3,889,466	21,877,050	–	25,766,516
Other contracts	–	2,016,739	–	2,016,739
Liabilities:
Foreign currency exchange contracts	(19,119)	(2,417,256)	–	(2,436,375)
Interest rate contracts	(4,526,405)	(33,133,226)	–	(37,659,631)
Other contracts	–	(1,408,291)	–	(1,408,291)

Total	$(435,642)	$(9,094,106)	–	$(9,529,748)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Statements of Assets and Liabilities

September 30, 2011	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Multi-Sector Bond Portfolio	BlackRock U.S. Government Bond Portfolio
Assets
Investments at value – unaffiliated[1]	$2,249,691,322	$4,149,344,663	$298,510,976	$178,167,582	$2,875,543,436
Investments at value – affiliated[2]	38,765,948	34,167,549	5,745,628	703,413	174,900,544
Cash	–	–	590,614	–	2,348,127
Foreign currency at value[3]	–	301,872	726	220,196	517,161
Cash pledged as collateral for financial futures contracts	178,000	3,325,000	–	189,000	432,000
Cash pledged as collateral for swap contracts	19,022,000	20,450,000	1,200,000	–	8,525,000
Swap premiums paid	46,141	1,303,185	353,441	722,316	2,182,908
TBA sale commitments receivable	749,264,895	–	–	85,465,450	1,413,850,942
Investments sold receivable	436,880,501	1,100,000	12,039,719	1,642,796	211,394,592
Unrealized appreciation on swaps	5,717,757	22,284,344	1,999,768	1,653,181	9,260,981
Interest receivable	4,155,206	17,460,573	3,163,717	796,677	4,883,958
Capital shares sold receivable	3,469,187	13,817,067	331,324	97,131	1,960,914
Margin variation receivable	40,734	180,141	638,820	38,165	221,512
Receivable from advisor	36,184	228,970	1,218	10,230	17,125
Dividends receivable – affiliated	1,640	18,297	755	140	20,511
Unrealized appreciation on foreign currency exchange contracts	–	2,618,017	105,888	298,603	466,228
Principal paydown receivable	–	–	–	–	13,348
Prepaid expenses	44,596	132,923	13,278	12,597	42,757
Other assets	–	–	93,616	–	–

Total assets	3,507,314,111	4,266,732,601	324,789,488	270,017,477	4,706,582,044

Liabilities
Bank overdraft	323,570	2,591,205	–	96,236	–
Investments purchased payable	1,442,387,115	17,078	16,823,674	85,800,786	1,895,765,591
TBA sale commitments at value[4]	747,653,241	–	–	85,348,584	1,414,736,685
Reverse repurchase agreements payable	157,841,563	–	7,500,000	–	48,227,750
Options written at value[5]	47,625,425	87,603,058	5,786,577	811,150	31,385,808
Capital shares redeemed payable	1,916,474	15,097,896	8,060	62,292	5,945,660
Income dividends payable	1,628,475	700,527	74,177	228,676	1,160,026
Unrealized depreciation on swaps	629,299	10,021,336	1,332,128	799,339	9,432,803
Swap premiums received	461,823	–	117,255	451,675	1,664,761
Investment advisory fees payable	375,138	662,168	72,261	2,152	323,828
Service and distribution fees payable	301,682	942,587	2,830	15,753	397,239
Cash received as collateral for reverse repurchase agreements	180,000	–	–	–	–
Other affiliates payable	104,487	205,275	26,978	–	126,781
Margin variation payable	104,089	3,246,899	11,807	19,958	74,717
Interest expense payable	10,189	–	2,812	27,564	–
Borrowed bonds at value[6]	–	–	–	5,016,626	–
Officer’s and Trustees’ fees payable	8,444	21,648	4,253	3,601	5,459
Cash received as collateral for swap contracts	–	12,450,000	–	600,000	3,300,000
Unrealized depreciation on foreign currency exchange contracts	–	4,142,008	23,937	109,627	412,350
Other accrued expenses payable	537,863	1,901,315	113,967	123,131	881,097

Total liabilities	2,402,088,877	139,603,000	31,900,716	179,517,150	3,413,840,555

Net Assets	$1,105,225,234	$4,127,129,601	$292,888,772	$90,500,327	$1,292,741,489

Net Assets Consist of
Paid-in capital	$1,051,572,125	$3,851,468,905	$250,279,226	$89,692,039	$1,304,544,234
Undistributed (distributions in excess of) net investment income	(2,201,749)	(756,876)	2,152,411	(421,159)	2,646,746
Accumulated net realized gain (loss)	18,986,371	16,893,462	4,082,769	894,293	(23,562,589)
Net unrealized appreciation/depreciation	36,868,487	259,524,110	36,374,366	335,154	9,113,098

Net Assets	$1,105,225,234	$4,127,129,601	$292,888,772	$90,500,327	$1,292,741,489

[1] Investments at cost – unaffiliated	$2,202,141,115	$3,846,535,882	$265,400,245	$178,632,728	$2,849,145,234
[2] Investments at cost – affiliated	38,765,948	34,167,549	5,745,628	732,213	174,900,544
[3] Foreign currency at cost	–	316,031	734	224,760	550,119
[4] Proceeds from TBA sale commitments	749,264,895	–	–	85,465,450	1,413,850,942
[5] Premiums received	30,218,409	50,298,408	3,200,429	403,354	16,994,611
[6] Proceeds received from borrowed bond agreements	–	–	–	5,089,981	–

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	65

Statements of Assets and Liabilities (concluded)

September 30, 2011	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Multi-Sector Bond Portfolio	BlackRock U.S. Government Bond Portfolio
Net Asset Value
BlackRock
Net assets	$5,587,463	$416,630,918	$227,009,472	–	$13,103

Shares outstanding[7]	535,383	36,955,481	19,432,781	–	1,198

Net asset value	$10.44	$11.27	$11.68	–	$10.94

Institutional
Net assets	$462,058,055	$1,362,285,629	$51,253,074	$58,353,465	$178,608,632

Shares outstanding[7]	44,152,340	118,514,354	4,395,390	5,720,121	16,327,075

Net asset value	$10.47	$11.49	$11.66	$10.20	$10.94

Service
Net assets	$35,929,444	$84,824,065	–	–	$7,369,022

Shares outstanding[7]	3,437,072	7,382,841	–	–	674,117

Net asset value	$10.45	$11.49	–	–	$10.93

Investor A
Net assets	$323,201,267	$1,542,504,707	$14,626,226	$17,579,368	$767,192,925

Shares outstanding[7]	30,758,505	135,473,311	1,252,487	1,723,953	69,978,066

Net asset value	$10.51	$11.39	$11.68	$10.20	$10.96

Investor B
Net assets	$7,517,932	$8,814,609	–	–	$10,305,719

Shares outstanding[7]	717,805	780,748	–	–	942,775

Net asset value	$10.47	$11.29	–	–	$10.93

Investor B1
Net assets	–	–	–	–	$48,147,506

Shares outstanding[7]	–	–	–	–	4,404,681

Net asset value	–	–	–	–	$10.93

Investor C
Net assets	$270,931,073	$712,069,673	–	$14,567,494	$110,259,773

Shares outstanding[7]	25,895,278	62,662,071	–	1,427,818	10,069,001

Net asset value	$10.46	$11.36	–	$10.20	$10.95

Investor C1
Net assets	–	–	–	–	$130,322,233

Shares outstanding[7]	–	–	–	–	11,904,138

Net asset value	–	–	–	–	$10.95

Class R
Net assets	–	–	–	–	$40,522,576

Shares outstanding[7]	–	–	–	–	3,695,622

Net asset value	–	–	–	–	$10.97

[7]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Statements of Operations

Year Ended September 30, 2011	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Multi-Sector Bond Portfolio	BlackRock U.S. Government Bond Portfolio
Investment Income
Interest	$37,826,127	$163,479,358	$12,598,606	$5,376,448	$19,117,788
Dividends – unaffiliated	–	–	23,159	–	–
Dividends – affiliated	202,094	176,271	7,204	54,888	55,380

Total income	38,028,221	163,655,629	12,628,969	5,431,336	19,173,168

Expenses
Investment advisory	6,321,035	13,916,000	1,250,125	544,644	3,189,633
Service and distribution – class specific	4,010,446	10,840,956	32,379	205,627	1,933,340
Transfer agent – class specific	1,354,069	5,742,142	80,216	58,404	1,082,879
Administration	790,314	2,251,169	187,519	81,697	459,812
Administration – class specific	289,044	701,912	62,482	27,219	155,340
Custodian	265,503	159,181	43,134	77,413	226,740
Printing	195,957	955,463	24,115	27,241	82,593
Registration	106,312	279,164	31,779	42,546	97,670
Professional	86,804	112,771	73,289	97,560	73,692
Officer and Trustees	34,845	79,921	20,358	18,316	24,071
Reorganization costs	–	–	–	–	112,520
Offering	–	–	–	46,093	–
Miscellaneous	92,507	212,312	42,008	57,512	88,581
Recoupment of past waived fees – class specific	2,167	63,306	2,226	–	11,355

Total expenses excluding interest expense	13,549,003	35,314,297	1,849,630	1,284,272	7,538,226
Interest expense[1]	33,802	38,937	10,238	176,651	6,660

Total expenses	13,582,805	35,353,234	1,859,868	1,460,923	7,544,886
Less fees waived by advisor	(1,844,161)	(5,810,801)	(547,078)	(228,907)	(818,717)
Less administration fees waived	–	–	–	(4,935)	–
Less administration fees waived – class specific	(125,925)	(429,353)	(59,517)	(26,580)	(54,445)
Less transfer agent fees waived – class specific	(12,605)	(87,392)	(794)	(1,496)	(1,566)
Less transfer agent fees reimbursed – class specific	(419,630)	(738,369)	(16,344)	(50,816)	(274,041)
Less fees paid indirectly	(777)	(3,301)	(8)	(27)	(472)
Less expenses reimbursed by advisor	–	–	–	(4,063)	–

Total expenses after fees waived, reimbursed and paid indirectly	11,179,707	28,284,018	1,236,127	1,144,099	6,395,645

Net investment income	26,848,514	135,371,611	11,392,842	4,287,237	12,777,523

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments – unaffiliated	55,256,995	107,436,852	2,220,173	2,570,562	43,787,754
Investments – affiliated	212	344	5	(26,732)	57
Redemption-in-kind transactions	–	–	7,828,840	–	–
Securities sold short	–	–	–	(461,987)	(2,772,494)
Options written	1,044,527	(6,322,240)	(1,519,150)	(145,997)	(3,123,116)
Financial futures contracts	(13,949,173)	(56,307,207)	4,217,175	(1,520,116)	(1,634,293)
Swaps	(1,358,297)	(12,664,524)	(387,225)	(251,113)	2,162,111
Foreign currency transactions	–	(1,800,647)	(51,726)	(284,110)	(384,302)

	40,994,264	30,342,578	12,308,092	(119,493)	38,035,717

Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated	11,953,570	154,863,128	1,585,221	(3,912,191)	2,229,231
Investments – affiliated	–	–	–	(29,412)	–
Options written	(15,363,800)	(22,310,850)	(1,119,527)	(226,849)	(12,985,400)
Financial futures contracts	2,458,693	(16,831,372)	4,986,649	20,821	803,051
Foreign currency transactions	–	(872,852)	115,845	250,573	(90,165)
Swaps	3,403,913	15,074,243	744,443	1,319,732	1,644,248
Borrowed bond agreements	–	–	–	82,485	–

	2,452,376	129,922,297	6,312,631	(2,494,841)	(8,399,035)

Total realized and unrealized gain (loss)	43,446,640	160,264,875	18,620,723	(2,614,334)	29,636,682

Net Increase in Net Assets Resulting from Operations	$70,295,154	$295,636,486	$30,013,565	$1,672,903	$42,414,205

[1]	See Note 5 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	67

Statements of Changes in Net Assets

	BlackRock GNMA Portfolio		BlackRock Inflation Protected Bond Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2011	2010	2011	2010
Operations
Net investment income	$26,848,514	$31,725,847	$135,371,611	$45,394,269
Net realized gain (loss)	40,994,264	38,234,802	30,342,578	100,158,526
Net realized gain from redemption-in-kind transactions	–	–	–	–
Net change in unrealized appreciation/depreciation	2,452,376	10,140,016	129,922,297	94,312,310

Net increase (decrease) in net assets resulting from operations	70,295,154	80,100,665	295,636,486	239,865,105

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(52,844)	(280,573)	(14,693,548)	(4,504,161)
Institutional	(15,632,590)	(17,740,956)	(45,127,948)	(12,696,419)
Service	(1,075,059)	(964,101)	(2,794,525)	(1,087,274)
Investor A	(9,597,197)	(9,310,296)	(52,426,986)	(19,225,347)
Investor B	(187,808)	(314,842)	(269,307)	(135,285)
Investor B1	–	–	–	–
Investor C	(6,322,839)	(7,445,488)	(19,546,813)	(6,352,676)
Investor C1	–	–	–	–
Class R	–	–	–	–
Net realized gain:
BlackRock	(34,487)	(14,492)	(11,424,800)	(598,433)
Institutional	(18,234,620)	(10,973,210)	(32,816,410)	(1,517,713)
Service	(1,337,050)	(619,872)	(2,228,150)	(175,349)
Investor A	(12,709,406)	(5,867,060)	(46,294,542)	(2,998,722)
Investor B	(359,632)	(333,248)	(342,161)	(37,112)
Investor C	(11,672,951)	(6,992,231)	(21,397,613)	(1,453,789)

Decrease in net assets resulting from dividends and distributions to shareholders	(77,216,483)	(60,856,369)	(249,362,803)	(50,782,280)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(230,772,600)	(23,080,055)	585,222,141	1,588,345,661

Net Assets
Total increase (decrease) in net assets	(237,693,929)	(3,835,759)	631,495,824	1,777,428,486
Beginning of period	1,342,919,163	1,346,754,922	3,495,633,777	1,718,205,291

End of period	$1,105,225,234	$1,342,919,163	$4,127,129,601	$3,495,633,777

Undistributed (distributions in excess of) net investment income	$(2,201,749)	$796,014	$(756,876)	$2,825,319

[1]	Commencement of operations.

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

BlackRock Long Duration Bond Portfolio		BlackRock Multi-Sector Bond Portfolio		BlackRock U.S. Government Bond Portfolio
Year Ended September 30,		Year Ended	Period February 26, 2010[1] to	Year Ended September 30,
2011	2010	September 30, 2011	September 30, 2010	2011	2010

$11,392,842	$13,083,325	$4,287,237	$1,134,858	$12,777,523	$14,240,100
4,479,252	11,491,429	(119,493)	1,557,159	38,035,717	12,892,632
7,828,840	–	–	–	–	–
6,312,631	12,550,535	(2,494,841)	2,829,995	(8,399,035)	10,982,710

30,013,565	37,125,289	1,672,903	5,522,012	42,414,205	38,115,442

(8,798,774)	(12,411,052)	–	–	(71)	–
(1,903,115)	(238,309)	(2,760,055)	(781,335)	(4,633,671)	(6,597,418)
–	–	–	–	(122,761)	(119,661)
(531,117)	(563,284)	(663,358)	(101,392)	(8,189,685)	(8,702,750)
–	–	–	–	(118,122)	(322,624)
–	–	–	–	(180,881)	–
–	–	(427,968)	(61,327)	(952,936)	(1,397,042)
–	–	–	–	(436,920)	–
–	–	–	–	(161,299)	–

(7,437,197)	(1,095,062)	–	–	–	–
(2,041,654)	(5,583)	(1,124,174)	–	(3,221,775)	(1,155,570)
–	–	–	–	(70,893)	(20,232)
(583,835)	(53,188)	(280,323)	–	(4,606,604)	(1,705,565)
–	–	–	–	(150,359)	(100,516)
–	–	(252,051)	–	(950,398)	(356,400)

(21,295,692)	(14,366,478)	(5,507,929)	(944,054)	(23,796,375)	(20,477,778)

(5,503,754)	12,832,186	(18,230,838)	107,988,233	751,432,651	(22,521,650)

3,214,119	35,590,997	(22,065,864)	112,566,191	770,050,481	(4,883,986)
289,674,653	254,083,656	112,566,191	–	522,691,008	527,574,994

$292,888,772	$289,674,653	$90,500,327	$112,566,191	$1,292,741,489	$522,691,008

$2,152,411	$517,858	$(421,159)	$314,365	$2,646,746	$2,606,042

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	69

Financial Highlights	BlackRock GNMA Portfolio

	BlackRock					Institutional
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$10.45	$10.28	$9.73	$9.44	$9.53	$10.47	$10.31	$9.75	$9.45	$9.54

Net investment income[1]	0.29	0.28	0.31	0.23	0.47	0.28	0.29	0.37	0.59	0.47
Net realized and unrealized gain (loss)	0.40	0.41	0.66	0.55	(0.05)	0.42	0.39	0.60	0.20	(0.05)

Net increase from investment operations	0.69	0.69	0.97	0.78	0.42	0.70	0.68	0.97	0.79	0.42

Dividends and distributions from:
Net investment income	(0.34)	(0.33)	(0.42)	(0.49)	(0.51)	(0.34)	(0.33)	(0.41)	(0.49)	(0.51)
Net realized gain	(0.36)	(0.19)	–	–	–	(0.36)	(0.19)	–	–	–

Total dividends and distributions	(0.70)	(0.52)	(0.42)	(0.49)	(0.51)	(0.70)	(0.52)	(0.41)	(0.49)	(0.51)

Net asset value, end of year	$10.44	$10.45	$10.28	$9.73	$9.44	$10.47	$10.47	$10.31	$9.75	$9.45

Total Investment Return[2]
Based on net asset value	6.96%	6.95%	10.09%	8.36%	4.56%	7.02%	6.80%	10.17%	8.43%	4.53%

Ratio to Average Net Assets
Total expenses	0.78%	0.70%	0.81%	0.87%	0.81%	0.82%	0.81%	0.81%	0.97%	0.82%

Total expenses after fees waived, reimbursed and paid indirectly	0.52%	0.52%	0.51%	0.56%	0.49%	0.55%	0.55%	0.48%	0.57%	0.52%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.52%	0.52%	0.51%	0.45%	0.45%	0.55%	0.54%	0.48%	0.48%	0.48%

Net investment income	2.82%	2.85%	2.91%	4.98%	4.96%	2.71%	2.83%	3.63%	4.71%	4.93%

Supplemental Data
Net assets, end of year (000)	$5,587	$781	$40,982	$353	$12,162	$462,058	$557,610	$578,224	$272,840	$118,652

Portfolio turnover	743%[3]	847%[4]	1,435%[5]	2,637%[6]	553%	743%[3]	847%[4]	1,435%[5]	2,637%[6]	553%

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Service					Investor A
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$10.46	$10.29	$9.73	$9.44	$9.53	$10.51	$10.34	$9.78	$9.49	$9.58

Net investment income[1]	0.24	0.26	0.33	0.51	0.44	0.24	0.26	0.33	0.53	0.43
Net realized and unrealized gain (loss)	0.41	0.39	0.61	0.24	(0.04)	0.42	0.39	0.61	0.21	(0.04)

Net increase from investment operations	0.65	0.65	0.94	0.75	0.40	0.66	0.65	0.94	0.74	0.39

Dividends and distributions from:
Net investment income	(0.30)	(0.29)	(0.38)	(0.46)	(0.49)	(0.30)	(0.29)	(0.38)	(0.45)	(0.48)
Net realized gain	(0.36)	(0.19)	–	–	–	(0.36)	(0.19)	–	–	–

Total dividends and distributions	(0.66)	(0.48)	(0.38)	(0.46)	(0.49)	(0.66)	(0.48)	(0.38)	(0.45)	(0.48)

Net asset value, end of year	$10.45	$10.46	$10.29	$9.73	$9.44	$10.51	$10.51	$10.34	$9.78	$9.49

Total Investment Return[2]
Based on net asset value	6.55%	6.53%	9.83%	8.03%	4.26%	6.62%	6.50%	9.74%	7.91%	4.13%

Ratios to Average Net Assets
Total expenses	1.15%	1.10%	1.07%	1.16%	1.08%	1.07%	1.06%	1.09%	1.21%	1.18%

Total expenses excluding recoupment of past waived fees	1.15%	1.10%	1.07%	1.16%	1.08%	1.07%	1.06%	1.09%	1.21%	1.18%

Total expenses after fees waived, reimbursed and paid indirectly	0.90%	0.91%	0.81%	0.84%	0.78%	0.91%	0.90%	0.85%	0.89%	0.89%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.90%	0.90%	0.81%	0.75%	0.74%	0.91%	0.90%	0.85%	0.81%	0.85%

Net investment income	2.37%	2.50%	3.29%	4.34%	4.68%	2.36%	2.47%	3.22%	4.20%	4.54%

Supplemental Data
Net assets, end of year (000)	$35,929	$43,281	$29,809	$15,688	$7,047	$323,201	$370,680	$312,343	$61,896	$14,677

Portfolio turnover	743%[3]	847%[4]	1,435%[5]	2,637%[6]	553%	743%[3]	847%[4]	1,435%[5]	2,637%[6]	553%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 213%.
[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 265%.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 573%.
[6]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 868%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	71

Financial Highlights (concluded)	BlackRock GNMA Portfolio

	Investor B					Investor C
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$10.48	$10.31	$9.75	$9.45	$9.54	$10.47	$10.30	$9.74	$9.45	$9.53

Net investment income[1]	0.16	0.17	0.25	0.34	0.36	0.17	0.18	0.26	0.37	0.37
Net realized and unrealized gain (loss)	0.41	0.40	0.61	0.34	(0.05)	0.40	0.39	0.60	0.30	(0.04)

Net increase from investment operations	0.57	0.57	0.86	0.68	0.31	0.57	0.57	0.86	0.67	0.33

Dividends and distributions from:
Net investment income	(0.22)	(0.21)	(0.30)	(0.38)	(0.40)	(0.22)	(0.21)	(0.30)	(0.38)	(0.41)
Net realized gain	(0.36)	(0.19)	–	–	–	(0.36)	(0.19)	–	–	–

Total dividends and distributions	(0.58)	(0.40)	(0.30)	(0.38)	(0.40)	(0.58)	(0.40)	(0.30)	(0.38)	(0.41)

Net asset value, end of year	$10.47	$10.48	$10.31	$9.75	$9.45	$10.46	$10.47	$10.30	$9.74	$9.45

Total Investment Return[2]
Based on net asset value	5.70%	5.67%	8.91%	7.20%	3.34%	5.74%	5.74%	8.99%	7.13%	3.51%

Ratios to Average Net Assets
Total expenses	1.87%	1.87%	1.88%	2.03%	1.96%	1.82%	1.81%	1.82%	1.98%	1.90%

Total expenses after fees waived, reimbursed and paid indirectly	1.71%	1.71%	1.64%	1.72%	1.67%	1.66%	1.65%	1.58%	1.66%	1.61%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.71%	1.71%	1.64%	1.62%	1.63%	1.66%	1.65%	1.57%	1.57%	1.57%

Net investment income	1.55%	1.66%	2.48%	3.60%	3.78%	1.60%	1.73%	2.52%	3.58%	3.85%

Supplemental Data
Net assets, end of year (000)	$7,518	$11,961	$20,119	$10,556	$11,065	$270,931	$358,606	$365,279	$43,229	$16,369

Portfolio turnover	743%[3]	847%[4]	1,435%[5]	2,637%[6]	553%	743%[3]	847%[4]	1,435%[5]	2,637%[6]	553%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 213%.
[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 265%.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 573%.
[6]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 868%.

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Financial Highlights	BlackRock Inflation Protected Bond Portfolio

	BlackRock					Institutional
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$11.19	$10.46	$9.84	$9.87	$9.84	$11.40	$10.66	$10.04	$10.06	$10.02

Net investment income[1]	0.43	0.23	0.35	0.80	0.19	0.44	0.22	0.14	0.79	0.46
Net realized and unrealized gain (loss)	0.44	0.74	0.39	(0.10)	0.30	0.43	0.76	0.60	(0.08)	0.03

Net increase from investment operations	0.87	0.97	0.74	0.70	0.49	0.87	0.98	0.74	0.71	0.49

Dividends and distributions from:
Net investment income	(0.43)	(0.21)	(0.12)	(0.69)	(0.43)	(0.42)	(0.21)	(0.12)	(0.69)	(0.42)
Net realized gain	(0.36)	(0.03)	(0.00)[2]	(0.04)	(0.03)	(0.36)	(0.03)	(0.00)[2]	(0.04)	(0.03)

Total dividends and distributions	(0.79)	(0.24)	(0.12)	(0.73)	(0.46)	(0.78)	(0.24)	(0.12)	(0.73)	(0.45)

Net asset value, end of year	$11.27	$11.19	$10.46	$9.84	$9.87	$11.49	$11.40	$10.66	$10.04	$10.06

Total Investment Return[3]
Based on net asset value	8.21%	9.45%	7.58%	6.97%	5.07%	8.10%	9.30%	7.40%	6.88%	5.12%

Ratios to Average Net Assets
Total expenses	0.50%	0.52%	0.59%	0.68%	0.67%	0.60%	0.58%	0.64%	0.69%	0.71%

Total expenses excluding recoupment of past waived fees	0.50%	0.52%	0.59%	0.68%	0.67%	0.59%	0.58%	0.64%	0.69%	0.71%

Total expenses after fees waived, reimbursed and paid indirectly	0.32%	0.32%	0.32%	0.34%	0.30%	0.43%	0.40%	0.39%	0.38%	0.35%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.32%	0.32%	0.31%	0.30%	0.30%	0.43%	0.40%	0.38%	0.34%	0.35%

Net investment income	3.94%	2.08%	3.43%	7.62%	1.98%	3.91%	2.00%	1.37%	7.38%	4.61%

Supplemental Data
Net assets, end of year (000)	$416,631	$339,249	$117,605	$12,573	$1,954	$1,362,286	$968,736	$380,280	$86,495	$22,956

Portfolio turnover	131%	213%	193%[4]	249%[5]	219%	131%	213%	193%[4]	249%[5]	219%

[1]	Based on average shares outstanding.
[2]	Less than $(0.01) per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 176%.
[5]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 144%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	73

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Service					Investor A
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$11.40	$10.67	$10.06	$10.09	$10.03	$11.30	$10.57	$9.97	$10.00	$9.95

Net investment income[1]	0.41	0.19	0.21	0.78	0.50	0.39	0.18	0.17	0.84	0.41
Net realized and unrealized gain (loss)	0.44	0.75	0.50	(0.11)	(0.01)	0.45	0.76	0.53	(0.18)	0.06

Net increase from investment operations	0.85	0.94	0.71	0.67	0.49	0.84	0.94	0.70	0.66	0.47

Dividends and distributions from:
Net investment income	(0.40)	(0.18)	(0.10)	(0.66)	(0.40)	(0.39)	(0.18)	(0.10)	(0.65)	(0.39)
Net realized gain	(0.36)	(0.03)	(0.00)[2]	(0.04)	(0.03)	(0.36)	(0.03)	(0.00)[2]	(0.04)	(0.03)

Total dividends and distributions	(0.76)	(0.21)	(0.10)	(0.70)	(0.43)	(0.75)	(0.21)	(0.10)	(0.69)	(0.42)

Net asset value, end of year	$11.49	$11.40	$10.67	$10.06	$10.09	$11.39	$11.30	$10.57	$9.97	$10.00

Total Investment Return[3]
Based on net asset value	7.84%	8.98%	7.16%	6.49%	4.97%	7.83%	9.03%	7.11%	6.52%	4.84%

Ratios to Average Net Assets
Total expenses	0.85%	0.86%	0.91%	0.95%	0.94%	0.98%	0.95%	1.02%	0.99%	1.08%

Total expenses excluding recoupment of past waived fees	0.85%	0.86%	0.91%	0.95%	0.94%	0.98%	0.95%	1.02%	0.99%	1.08%

Total expenses after fees waived, reimbursed and paid indirectly	0.70%	0.69%	0.67%	0.64%	0.58%	0.76%	0.74%	0.70%	0.66%	0.66%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.70%	0.68%	0.66%	0.61%	0.58%	0.76%	0.74%	0.69%	0.63%	0.66%

Net investment income	3.61%	1.72%	2.04%	7.29%	5.08%	3.50%	1.69%	1.70%	7.89%	4.14%

Supplemental Data
Net assets, end of year (000)	$84,824	$79,862	$50,524	$11,071	$1,803	$1,542,505	$1,427,762	$775,914	$209,192	$16,139

Portfolio turnover	131%	213%	193%[4]	249%[5]	219%	131%	213%	193%[4]	249%[5]	219%

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Financial Highlights (concluded)	BlackRock Inflation Protected Bond Portfolio

	Investor B					Investor C
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$11.22	$10.52	$9.99	$10.01	$9.97	$11.29	$10.58	$10.04	$10.06	$10.01

Net investment income (loss)[1]	0.29	0.11	(0.20)	0.61	0.30	0.31	0.11	(0.02)	0.68	0.31
Net realized and unrealized gain (loss)	0.45	0.74	0.81	(0.02)	0.09	0.44	0.76	0.64	(0.09)	0.09

Net increase from investment operations	0.74	0.85	0.61	0.59	0.39	0.75	0.87	0.62	0.59	0.40

Dividends and distributions from:
Net investment income	(0.31)	(0.12)	(0.08)	(0.57)	(0.32)	(0.32)	(0.13)	(0.08)	(0.57)	(0.32)
Net realized gain	(0.36)	(0.03)	(0.00)[2]	(0.04)	(0.03)	(0.36)	(0.03)	(0.00)[2]	(0.04)	(0.03)

Total dividends and distributions	(0.67)	(0.15)	(0.08)	(0.61)	(0.35)	(0.68)	(0.16)	(0.08)	(0.61)	(0.35)

Net asset value, end of year	$11.29	$11.22	$10.52	$9.99	$10.01	$11.36	$11.29	$10.58	$10.04	$10.06

Total Investment Return[3]
Based on net asset value	6.98%	8.20%	6.08%	5.79%	4.05%	7.00%	8.29%	6.16%	5.77%	4.03%

Ratios to Average Net Assets
Total expenses	1.66%	1.67%	1.74%	1.79%	1.87%	1.60%	1.61%	1.70%	1.75%	1.81%

Total expenses after fees waived, reimbursed and paid indirectly	1.51%	1.50%	1.45%	1.45%	1.41%	1.45%	1.44%	1.45%	1.43%	1.41%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.51%	1.50%	1.44%	1.42%	1.41%	1.45%	1.44%	1.44%	1.39%	1.41%

Net investment income (loss)	2.66%	0.99%	(2.00)%	5.78%	3.06%	2.80%	0.98%	(0.15)%	6.38%	3.09%

Supplemental Data
Net assets, end of year (000)	$8,815	$11,416	$12,605	$14,529	$8,800	$712,070	$668,608	$381,278	$152,298	$36,120

Portfolio turnover	131%	213%	193%[4]	249%[5]	219%	131%	213%	193%[4]	249%[5]	219%

[1]	Based on average shares outstanding.
[2]	Less than $(0.01) per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 176%.
[5]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 144%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	75

Financial Highlights	BlackRock Long Duration Bond Portfolio

	BlackRock				Institutional
	Year Ended September 30,			Period October 19, 2007[1] to September 30, 2008	Year Ended September 30,			Period October 19, 2007[1] to September 30, 2008
	2011	2010	2009		2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$11.45	$10.54	$9.06	$10.00	$11.43	$10.54	$9.05	$10.00

Net investment income[2]	0.49	0.51	0.50	0.48	0.48	0.48	0.49	0.47
Net realized and unrealized gain (loss)	0.71	0.96	1.50	(0.95)	0.71	0.96	1.51	(0.95)

Net increase (decrease) from investment operations	1.20	1.47	2.00	(0.47)	1.19	1.44	2.00	(0.48)

Dividends and distributions from:
Net investment income	(0.48)	(0.52)	(0.50)	(0.47)	(0.47)	(0.51)	(0.49)	(0.47)
Net realized gain	(0.49)	(0.04)	(0.02)	–	(0.49)	(0.04)	(0.02)	–

Total dividends and distributions	(0.97)	(0.56)	(0.52)	(0.47)	(0.96)	(0.55)	(0.51)	(0.47)

Net asset value, end of period	$11.68	$11.45	$10.54	$9.06	$11.66	$11.43	$10.54	$9.05

Total Investment Return[3]
Based on net asset value	11.96%	14.53%	22.65%	(4.97)%[4]	11.86%	14.24%	22.75%	(5.10)%[4]

Ratios to Average Net Assets
Total expenses	0.70%	0.68%	0.71%	1.01%[5]	0.84%	0.70%	0.72%	0.96%[5]

Total expenses excluding recoupment of past waived fees	0.70%	0.68%	0.71%	1.01%[5]	0.84%	0.70%	0.72%	0.96%[5]

Total expenses after fees waived, reimbursed and paid indirectly	0.45%	0.45%	0.42%	0.53%[5]	0.55%	0.49%	0.45%	0.53%[5]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.45%	0.45%	0.41%	0.40%[5]	0.55%	0.49%	0.45%	0.42%[5]

Net investment income	4.59%	4.86%	5.16%	5.11%[5]	4.51%	4.62%	5.15%	4.96%[5]

Supplemental Data
Net assets, end of period (000)	$227,009	$273,303	$220,731	$146,251	$51,253	$2,329	$20,135	$20,277

Portfolio turnover	104%[6]	137%[7]	166%[8]	652%[9]	104%[6]	137%[7]	166%[8]	652%[9]

See Notes to Financial Statements.

76	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Financial Highlights (concluded)	BlackRock Long Duration Bond Portfolio

	Investor A
	Year Ended September 30,			Period October 19, 2007[1] to September 30, 2008
	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$11.45	$10.54	$9.02	$10.00

Net investment income[2]	0.44	0.47	0.47	0.44
Net realized and unrealized gain (loss)	0.71	0.95	1.54	(0.98)

Net increase (decrease) from investment operations	1.15	1.42	2.01	(0.54)

Dividends and distributions from:
Net investment income	(0.43)	(0.47)	(0.47)	(0.44)
Net realized gain	(0.49)	(0.04)	(0.02)	–

Total dividends and distributions	(0.92)	(0.51)	(0.49)	(0.44)

Net asset value, end of period	$11.68	$11.45	$10.54	$9.02

Total Investment Return[3]
Based on net asset value	11.47%	14.05%	22.81%	(5.70)%[4]

Ratios to Average Net Assets
Total expenses	1.12%	1.09%	1.02%	1.26%[5]

Total expenses excluding recoupment of past waived fees	1.11%	1.09%	1.02%	1.26%[5]

Total expenses after fees waived, reimbursed and paid indirectly	0.90%	0.88%	0.74%	0.81%[5]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.90%	0.87%	0.74%	0.73%[5]

Net investment income	4.16%	4.42%	4.64%	4.59%[5]

Supplemental Data
Net assets, end of period (000)	$14,626	$14,043	$13,218	$391

Portfolio turnover	104%[6]	137%[7]	166%[8]	652%[9]

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 83%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 105%.
[9]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 287%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	77

Financial Highlights	BlackRock Multi-Sector Bond Portfolio

	Institutional		Investor A		Investor C
	Year Ended September 30, 2011	Period February 26, 2010[1] to September 30, 2010	Year Ended September 30, 2011	Period February 26, 2010[1] to September 30, 2010	Year Ended September 30, 2011	Period February 26, 2010[1] to September 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$10.56	$10.00	$10.55	$10.00	$10.56	$10.00

Net investment income[2]	0.43	0.16	0.40	0.17	0.32	0.12
Net realized and unrealized gain (loss)	(0.25)	0.53	(0.24)	0.49	(0.25)	0.51

Net increase from investment operations	0.18	0.69	0.16	0.66	0.07	0.63

Dividends and distributions from:
Net investment income	(0.39)	(0.13)	(0.36)	(0.11)	(0.28)	(0.07)
Net realized gain	(0.15)	–	(0.15)	–	(0.15)	–

Total dividends and distributions	(0.54)	(0.13)	(0.51)	(0.11)	(0.43)	(0.07)

Net asset value, end of period	$10.20	$10.56	$10.20	$10.55	$10.20	$10.56

Total Investment Return[3]
Based on net asset value	1.75%	6.91%[4]	1.59%	6.64%[4]	0.73%	6.29%[4]

Ratios to Average Net Assets
Total expenses	1.13%	1.08%[5,6]	1.46%	1.41%[5,6]	2.21%	2.14%[5,6]

Total expenses after fees waived, reimbursed and paid indirectly	0.86%	0.70%[6]	1.11%	0.94%[6]	1.86%	1.68%[6]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.70%	0.70%[6]	0.95%	0.94%[6]	1.70%	1.68%[6]

Net investment income	4.13%	2.63%[6]	3.88%	2.72%[6]	3.11%	1.97%[6]

Supplemental Data
Net assets, end of period (000)	$58,353	$78,510	$17,579	$17,908	$14,567	$16,148

Portfolio turnover	589%[7]	349%[8]	589%[7]	349%[8]	589%[7]	349%[8]

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]

Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 1.13%, 1.48% and 2.21% respectively.

[6]	Annualized.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 373%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.

See Notes to Financial Statements.

78	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Financial Highlights	BlackRock U.S. Government Bond Portfolio

	BlackRock	Institutional
	Period July 18, 2011[1] to September 30, 2011	Year Ended September 30,
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.65	$10.99	$10.61	$10.33	$10.23	$10.15

Net investment income[2]	0.05	0.26	0.33	0.34	0.43	0.45
Net realized and unrealized gain	0.30	0.18	0.51	0.39	0.12	0.08

Net increase from investment operations	0.35	0.44	0.84	0.73	0.55	0.53

Dividends and distributions from:
Net investment income	(0.06)	(0.29)	(0.39)	(0.39)	(0.45)	(0.45)
Net realized gain	(0.00)	(0.20)	(0.07)	(0.06)	–	–

Total dividends and distributions	(0.06)	(0.49)	(0.46)	(0.45)	(0.45)	(0.45)

Net asset value, end of period	$10.94	$10.94	$10.99	$10.61	$10.33	$10.23

Total Investment Return[3]
Based on net asset value	3.19%[4]	4.09%	8.19%	7.15%	5.44%	5.34%

Ratios to Average Net Assets
Total expenses	1.41%[5]	0.90%	0.91%	0.74%	0.89%	0.72%

Total expenses after fees waived, reimbursed and paid indirectly	0.45%[5]	0.62%	0.67%	0.61%	0.79%	0.63%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.45%[5]	0.62%	0.62%	0.60%	0.60%	0.60%

Net investment income	2.16%[5]	2.47%	3.15%	3.30%	4.14%	4.40%

Supplemental Data
Net assets, end of period (000)	$13	$178,609	$182,794	$180,032	$209,968	$195,658

Portfolio turnover	794%[6]	794%[6]	974%[7]	646%[8]	459%[9]	57%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 537%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 384%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 496%.
[9]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 174%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	79

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Service					Investor A
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$10.98	$10.61	$10.32	$10.22	$10.14	$11.01	$10.64	$10.35	$10.25	$10.17

Net investment income (loss)[1]	0.23	0.31	0.31	0.39	0.42	0.22	0.29	0.30	0.39	0.40
Net realized and unrealized gain (loss)	0.18	0.49	0.40	0.13	0.08	0.18	0.50	0.39	0.12	0.09

Net increase (decrease) from investment operations	0.41	0.80	0.71	0.52	0.50	0.40	0.79	0.69	0.51	0.49

Dividends and distributions from:
Net investment income	(0.26)	(0.36)	(0.36)	(0.42)	(0.42)	(0.25)	(0.35)	(0.34)	(0.41)	(0.41)
Net realized gain	(0.20)	(0.07)	(0.06)	–	–	(0.20)	(0.07)	(0.06)	–	–

Total dividends and distributions	(0.46)	(0.43)	(0.42)	(0.42)	(0.42)	(0.45)	(0.42)	(0.40)	(0.41)	(0.41)

Net asset value, end of year	$10.93	$10.98	$10.61	$10.32	$10.22	$10.96	$11.01	$10.64	$10.35	$10.25

Total Investment Return[2]
Based on net asset value	3.91%	7.77%	6.94%	5.14%	5.03%	3.79%	7.64%	6.80%	5.00%	4.88%

Ratios to Average Net Assets
Total expenses	1.16%	1.18%	1.00%	1.14%	1.06%	1.08%	1.12%	1.07%	1.25%	1.11%

Total expenses excluding recoupment of past waived fees	1.15%	1.18%	1.00%	1.14%	1.06%	1.08%	1.12%	1.06%	1.25%	1.11%

Total expenses after fees waived, reimbursed and paid indirectly	0.89%	0.97%	0.91%	1.07%	0.93%	0.96%	1.06%	1.02%	1.19%	1.07%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.89%	0.92%	0.90%	0.88%	0.90%	0.95%	1.02%	1.01%	1.01%	1.04%

Net investment income	2.13%	2.88%	2.96%	3.73%	4.09%	1.99%	2.74%	2.84%	3.72%	3.95%

Supplemental Data
Net assets, end of year (000)	$7,369	$4,030	$3,141	$775	$1,134	$767,193	$267,436	$267,495	$244,461	$246,273

Portfolio turnover	794%[3]	974%[4]	646%[5]	459%[6]	57%	794%[3]	974%[4]	646%[5]	459%[6]	57%

See Notes to Financial Statements.

80	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor B					Investor B1
	Year Ended September 30,					Period July 18, 2011[7] to September 30, 2011
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.98	$10.61	$10.33	$10.23	$10.15	$10.64

Net investment income[1]	0.13	0.19	0.22	0.31	0.32	0.03
Net realized and unrealized gain (loss)	0.17	0.52	0.38	0.12	0.09	0.29

Net increase (decrease) from investment operations	0.30	0.71	0.60	0.43	0.41	0.32

Dividends and distributions from:
Net investment income	(0.15)	(0.27)	(0.26)	(0.33)	(0.33)	(0.03)
Net realized gain	(0.20)	(0.07)	(0.06)	–	–	(0.00)

Total dividends and distributions	(0.35)	(0.34)	(0.32)	(0.33)	(0.33)	(0.03)

Net asset value, end of period	$10.93	$10.98	$10.61	$10.33	$10.23	$10.93

Total Investment Return[2]
Based on net asset value	2.88%	6.81%	5.89%	4.18%	4.08%	2.98%[8]

Ratios to Average Net Assets
Total expenses	2.01%	2.00%	1.89%	2.11%	1.97%	1.69%[9]

Total expenses excluding recoupment of past waived fees	1.93%	1.96%	1.87%	2.11%	1.97%	1.69%[9]

Total expenses after fees waived, reimbursed and paid indirectly	1.88%	1.93%	1.83%	1.98%	1.84%	1.45%[9]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.88%	1.88%	1.82%	1.81%	1.81%	1.45%[9]

Net investment income	1.21%	1.80%	2.10%	2.96%	3.19%	1.19%[9]

Supplemental Data
Net assets, end of period (000)	$10,306	$9,864	$18,660	$24,552	$35,150	$48,148

Portfolio turnover	794%[3]	974%[4]	646%[5]	459%[6]	57%	794%[3]

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 537%.
[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 384%.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 496%.
[6]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 174%.
[7]	Commencement of operations.
[8]	Aggregate total investment return.
[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	81

Financial Highlights (concluded)	BlackRock U.S. Government Bond Portfolio

	Investor C					Investor C1	Class R
	Year Ended September 30,					Period July 18, 2011[1] to September 30, 2011	Period July 18, 2011[1] to September 30, 2011
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$11.00	$10.62	$10.33	$10.24	$10.15	$10.66	$10.67

Net investment income[2]	0.13	0.21	0.22	0.31	0.32	0.02	0.03
Net realized and unrealized gain (loss)	0.18	0.51	0.40	0.11	0.10	0.30	0.31

Net increase (decrease) from investment operations	0.31	0.72	0.62	0.42	0.42	0.32	0.34

Dividends and distributions from:
Net investment income	(0.16)	(0.27)	(0.27)	(0.33)	(0.33)	(0.03)	(0.04)
Net realized gain	(0.20)	(0.07)	(0.06)	–	–	(0.00)	(0.00)

Total dividends and distributions	(0.36)	(0.34)	(0.33)	(0.33)	(0.33)	(0.03)	(0.04)

Net asset value, end of period	$10.95	$11.00	$10.62	$10.33	$10.24	$10.95	$10.97

Total Investment Return[3]
Based on net asset value	2.88%	6.90%	6.03%	4.08%	4.18%	2.96%[4]	3.12%[4]

Ratios to Average Net Assets
Total expenses	1.89%	1.92%	1.82%	2.04%	1.90%	1.75%[5]	1.51%[5]

Total expenses excluding recoupment of past waived fees	1.89%	1.90%	1.82%	2.04%	1.90%	1.75%[5]	1.51%[5]

Total expenses after fees waived, reimbursed and paid indirectly	1.76%	1.87%	1.76%	1.98%	1.84%	1.53%[5]	1.21%[5]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.76%	1.82%	1.75%	1.79%	1.81%	1.53%[5]	1.21%[5]

Net investment income	1.25%	1.96%	2.12%	2.93%	3.19%	1.09%[5]	1.41%[5]

Supplemental Data
Net assets, end of period (000)	$110,260	$58,567	$58,247	$23,959	$13,114	$130,322	$40,523

Portfolio turnover	794%[6]	974%[7]	646%[8]	459%[9]	57%	794%[6]	794%[6]

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 537%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 384%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 496%.
[9]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 174%.

See Notes to Financial Statements.

82	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. As of September 30, 2011, the Trust had 27 series, of which BlackRock GNMA Portfolio (“GNMA”), BlackRock Inflation Protected Bond Portfolio (“Inflation Protected Bond”), BlackRock Long Duration Bond Portfolio (“Long Duration Bond”), and BlackRock Multi-Sector Bond Portfolio (“Multi-Sector Bond”), BlackRock U.S. Government Bond Portfolio (formerly known as BlackRock Intermediate Government Bond Portfolio) (“U.S. Government Bond”) (collectively the “Funds” or individually a “Fund”) are included in these financial statements. Each of the Funds, except Inflation Protected Bond, is diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Effective November 10, 2011, BlackRock Shares of U.S. Government Bond were closed to all purchases. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B, Investor B1, Investor C and Investor C1 Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor B1, Investor C, Investor C1 and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor B1, Investor C, Investor C1 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately ten years. Investor B1 Shares automatically convert to Investor A Shares after approximately seven years. Investor B, B1 and C1 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on material changes to the Investor A distribution and service plan).

Reorganizations: The Board of Trustees of the Trust (the “Board”) and BlackRock Intermediate Government Bond Portfolio (“Intermediate Government Bond”) and the Board and shareholders of BlackRock Government Income Portfolio (the “Target Fund”) approved the reorganization of the Target Fund into Intermediate Government Bond pursuant to which Intermediate Government Bond acquired substantially all of the assets and assumed certain stated liabilities of the Target Fund in exchange for an equal aggregate value of Intermediate Government Bond shares.

In connection with the reorganization, effective July 18, 2011, Intermediate Government Bond changed its name to U.S. Government Bond, hereafter referred to as U.S. Government Bond.

Each shareholder of the Target Fund received shares of U.S. Government Bond with the same class designation and an aggregate NAV of such shareholder’s Target Fund shares, as determined at the close of business on July 15, 2011, except the Target Fund’s BlackRock, Investor B1, Investor C1 and Class R Shares were exchanged for U.S. Government Bond’s newly established BlackRock, Investor B1, Investor C1 and Class R Shares, respectively.

The reorganization was accomplished by a tax-free exchange of shares of U.S. Government Bond in the following amounts and at the following conversion ratios:

	Target Fund Shares Prior to Reorganization	Conversion Ratio	Shares of U.S. Government Bond
BlackRock	1,231	1.02319072	1,260
Institutional	3,738,046	1.02410182	3,828,140
Service	202,182	1.02405789	207,046
Investor A	48,992,338	1.02231009	50,085,362
Investor B	536,993	1.02582974	550,863
Investor B1	5,093,262	1.02542556	5,222,761
Investor C	5,550,177	1.02236425	5,674,303
Investor C1	12,255,789	1.02221409	12,528,040
Class R	3,844,229	1.02171978	3,927,725

The Target Fund’s net assets and composition of net assets on July 15, 2011, the date of the reorganization, were as follows:

Net Assets	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss	Net Unrealized Appreciation
$874,795,010	$930,799,200	$812,448	$(59,192,330)	$2,375,692

For financial reporting purposes, assets received and shares issued by U.S. Government Bond were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of U.S. Government Bond’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of U.S. Government Bond immediately after the acquisition amounted to $1,303,246,163. The Target Fund’s fair value and cost of investments prior to the reorganization were $1,754,648,174 and $1,745,414,818, respectively.

The purpose of the transaction was to combine two funds managed by the Manager, the investment advisor to both the Target Fund and U.S. Government Bond with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on July 18, 2011.

Assuming the acquisition had been completed on October 1, 2010, the beginning of the annual reporting period of U.S. Government Bond, the pro forma results of operations for the year ended September 30, 2011, were as follows:

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	83

Notes to Financial Statements (continued)

•	Net investment income: $30,874,306

•	Net realized and change in unrealized gain/loss on investments: $8,140,095

•	Net increase in the net assets resulting from operations: $39,014,401

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the U.S. Government Bond’s Statement of Operations since July 18, 2011.

Reorganization costs incurred by U.S. Government Bond in connection with the reorganization were expensed by U.S. Government Bond.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at NAV each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seek to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a

84	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investment in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: The Funds may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	85

Notes to Financial Statements (continued)

of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Borrowed Bond Agreements: The Funds may enter into borrowed bond agreements. In a borrowed bond agreement, the Funds borrow a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Funds, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Funds and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Funds may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Funds may also experience delays in gaining access to the collateral.

Short Sales: The Funds may enter into short sale transactions in which a Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any interest received on the security sold short, which is shown as interest expense in the Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains

86	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

and losses on these transactions. These transactions increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Funds may enter into treasury roll transactions. In a treasury roll transaction, the Funds sell a treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Funds receive cash from the sale of the treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Funds and the counterparty over the term of the borrowing. The Funds will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Funds. If the interest expense exceeds the income earned, the Funds’ net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Funds are required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., mortgage dollar rolls, TBA commitments, financial futures contracts, foreign currency exchange contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Redemptions-In-Kind: Long Duration Bond transferred securities and cash to shareholders in connection with redemption-in-kind transactions. For purposes of US GAAP, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such redemptions-in-kind are shown as redemption-in-kind transactions in the Statements of Operations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	87

Notes to Financial Statements (continued)

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns, with the exception of Long Duration and Multi-Sector Bond, remains open for each of the four years ended September 30, 2011. Multi-Sector Bond’s US federal tax returns remain open for the period ended September 30, 2010 and the year ended September 30, 2011. Long Duration’s US federal tax returns remain open for the period ended September 30, 2008 and the years ended September 30, 2009, September 30, 2010 and September 30, 2011. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Multi-Sector Bond Fund were expensed by the Fund and reimbursed by the manager. Offering costs are amortized over a 12-month period beginning with the commencement of operations of the Funds.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as credit risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market value net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between a Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference

88	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds, except GNMA, enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps – Long Duration Bond and Multi-Sector Bond enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	89

Notes to Financial Statements (continued)

swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps – GNMA, Inflation Protected Bond, U.S. Government Bond and Multi-Sector Bond enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps – The Funds enter into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of September 30, 2011
Asset Derivatives
	Statements of Assets and Liabilities Location	GNMA	Inflation Protected Bond	Long Duration Bond	Multi- Sector Bond	U.S. Government Bond
	Net unrealized appreciation/
	depreciation*; Unrealized
	appreciation on swaps; Swap
	premiums paid; Investments at
Interest rate contracts	value – unaffiliated**	$29,114,765	$66,708,298	$10,748,377	$1,150,999	$26,621,307
	Unrealized appreciation on
	financial futures contracts*;
	Unrealized appreciation on foreign
	currency exchange contracts;
	Investments at value –
Foreign currency exchange contracts	unaffiliated**	–	2,618,017	105,888	630,748	4,191,294
	Unrealized appreciation on swaps;
Credit contracts	Swap premiums paid	–	–	42,357	1,118,515	–
	Unrealized appreciation on swaps;
Other contracts	Swap premiums paid	313,347	2,837,974	–	376,999	3,344,856

Total		$29,428,112	$72,164,289	$10,896,622	$3,277,261	$34,157,457

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.
**	Includes options purchased at value as reported in the Schedules of Investments.

90	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

Liability Derivatives
	Statements of Assets and Liabilities Location	GNMA	Inflation Protected Bond	Long Duration Bond	Multi- Sector Bond	U.S. Government Bond
	Net unrealized appreciation/
	depreciation*; Unrealized
	depreciation on swaps; Swap
	premiums received; Options written
Interest rate contracts	at value	$48,171,436	$115,417,896	$7,145,483	$1,306,511	$37,659,631
	Unrealized depreciation on
	financial futures contracts*;
	Unrealized depreciation on foreign
	currency exchange contracts;
Foreign currency exchange contracts	Options written at value	–	4,410,237	23,937	244,313	2,436,375
	Unrealized depreciation on swaps;
Credit contracts	Swap premiums received	–	–	129,834	416,885	–
	Unrealized depreciation on swaps;
Other contracts	Swap premiums received	582,140	–	–	257,266	3,073,052

Total		$48,753,576	$119,828,133	$7,299,254	$2,224,975	$43,169,058

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended September 30, 2011
Net Realized Gain (Loss) From
	GNMA	Inflation Protected Bond	Long Duration Bond	Multi- Sector Bond	U.S. Government Bond
Interest rate contracts:
Financial futures contracts	$(13,949,173)	$(56,307,207)	$4,217,175	$(1,547,933)	$(2,717,657)
Swaps	1,956,601	(13,533,935)	(527,710)	(453,515)	821,035
Options***	222,109	11,827,875	–	(264,319)	(3,711,893)
Foreign currency exchange contracts:
Financial futures contracts	–	–	–	27,817	1,083,364
Foreign currency exchange contracts	–	(1,487,378)	(106,165)	(394,518)	(700,449)
Options***	–	–	(676,872)	(230)	(416,715)
Credit contracts:
Swaps	–	–	140,485	(248,368)	–
Other contracts:
Swaps	(3,314,898)	869,411	–	450,770	1,341,076

Total	$(15,085,361)	$(58,631,234)	$3,046,913	$(2,430,296)	$(4,301,239)

Net Change in Unrealized Appreciation/Depreciation on
	GNMA	Inflation Protected Bond	Long Duration Bond	Multi- sector Bond	U.S. Government Bond
Interest rate contracts:
Financial futures contracts	$2,458,693	$(16,831,372)	$4,986,649	$20,821	$601,754
Swaps	2,973,504	12,236,269	788,497	521,438	1,035,800
Options***	(6,841,887)	(14,583,973)	(1,313,116)	(256,501)	(6,242,166)
Foreign currency exchange contracts:
Financial futures contracts	–	–	–	–	201,297
Foreign currency exchange contracts	–	(894,636)	114,752	260,421	(42,614)
Options***	–	869,151	–	117,796	644,163
Credit contracts:
Swaps	–	–	(44,054)	656,377	–
Other contracts:
Swaps	430,409	2,837,974	–	141,917	608,448

Total	$(979,281)	$(16,366,587)	$4,532,728	$1,462,269	$(3,193,318)

***	Options purchased are included in the net realized gain (loss) from investments – unaffiliated and net change in unrealized appreciation/depreciation on investments – unaffiliated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	91

Notes to Financial Statements (continued)

For the year ended September 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	GNMA	Inflation Protected Bond	Long Duration Bond	Multi- Sector Bond	U.S. Government Bond
Financial futures contracts:
Average number of contracts purchased	274	1,675	369	170	509
Average number of contracts sold	1,797	4,341	226	191	524
Average notional value of contracts purchased	$34,576,316	$222,081,805	$49,635,588	$24,818,563	$85,266,088
Average notional value of contracts sold	$326,880,324	$737,066,571	$30,363,722	$33,258,971	$106,873,820
Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	–	3	4	53	46
Average number of contracts – US dollars sold	–	2	1	45	42
Average US dollar amounts purchased	–	$89,943,396	$2,222,600	$14,031,704	$49,745,677
Average US dollar amounts sold	–	$35,379,167	$741,235	$10,428,958	$49,008,725
Options:
Average number of option contracts purchased	2	1	2	15	8
Average number of option contracts written	2	2	1	10	6
Average notional value of option contracts purchased	$204,352,188	$612,550,281	$43,070,344	$34,647,894	$246,529,995
Average notional value of option contracts written	$144,370,781	$697,916,262	$16,616,125	$27,373,638	$175,569,217
Average number of swaption contracts purchased	16	28	22	31	39
Average number of swaption contracts written	33	49	40	46	49
Average notional value of swaption contracts purchased	$240,400,000	$1,071,350,000	$99,402,886	$50,650,000	$348,000,000
Average notional value of swaption contracts written	$528,550,000	$2,065,084,739	$120,475,000	$55,002,932	$365,681,126
Credit default swaps:
Average number of contracts – buy protection	–	–	1	29	–
Average number of contracts – sell protection	–	–	3	14	–
Average notional value – buy protection	–	–	$425,000	$7,994,011	–
Average notional value – sell protection	–	–	$1,405,000	$2,855,276	–
Interest rate swaps:
Average number of contracts – pays fixed rate	6	10	4	23	27
Average number of contracts – receives fixed rate	8	8	4	21	24
Average notional value – pays fixed rate	$131,925,000	$359,051,250	$21,725,000	$29,577,500	$195,720,000
Average notional value – receives fixed rate	$72,250,000	$237,930,000	$8,675,000	$15,004,792	$127,700,000
Total return swaps:
Average number of contracts	4	2	–	13	17
Average notional value	$78,127,750	$68,755,000	–	$10,965,000	$109,038,500

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Funds entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	GNMA	Inflation Protected Bond	Long Duration Bond	Multi- Sector Bond	U.S. Government Bond
Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee	Investment Advisory Fee	Investment Advisory Fee	Investment Advisory Fee
First $1 Billion	0.550%	0.400%	0.500%	0.500%	0.500%
$1 Billion – $2 Billion	0.500%	0.375%	0.450%	0.450%	0.450%
$2 Billion – $3 Billion	0.475%	0.350%	0.425%	0.425%	0.425%
Greater Than $3 Billion	0.450%	0.325%	0.400%	0.400%	0.400%

The Manager contractually or voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. These amounts are included in fees waived by advisor and shown as administration fees waived – class specific, transfer agent fees waived – class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by advisor, respectively, in the Statements of Operations.

92	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

For the year ended September 30, 2011, the amounts included in fees waived by advisor were as follows:

GNMA	$1,766,972
Inflation Protected Bond	$5,696,575
Long Duration Bond	$542,337
Multi-Sector Bond	$225,798
U.S. Government Bond	$779,626

The expense limitations as a percentage of average daily net assets are as follows:

	GNMA		Inflation Protected Bond		Long Duration Bond	Multi- Sector Bond	U.S. Government Bond
	Contractual[1]	Voluntary[2]	Contractual[1]	Voluntary[2]	Contractual[1]	Voluntary[2]	Contractual
BlackRock	0.52%	–	0.32%	–	0.45%	N/A	0.45%[3]
Institutional	0.60%	0.55%	0.44%	–	0.55%	0.70%	0.62%[1]
Service	0.90%	–	0.75%	–	N/A	N/A	0.81%[3]
Investor A	1.07%	–	0.85%	0.76%	0.90%	0.95%	1.07%[1]
Investor B	1.85%	–	1.63%	–	N/A	N/A	1.88%[1]
Investor B1	N/A	N/A	N/A	N/A	N/A	N/A	1.45%[3]
Investor C	1.82%	–	1.62%	–	N/A	1.70%	1.82%[1]
Investor C1	N/A	N/A	N/A	N/A	N/A	N/A	1.53%[3]
Class R	1.93%[4]	–	1.79%[4]	–	2.22%[4]	N/A	1.21%[3]
[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2012 unless approved by the Board, including a majority of the Independent Trustees.
[2]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.
[3]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2014 unless approved by the Board, including a majority of the Independent Trustees.
[4]	There were no shares outstanding as of September 30, 2011.

Prior to July 18, 2011, the expense limitations as a percentage of average daily net assets of U.S. Government Bond are as follows:

Share Classes	U.S. Government Bond
Contractual
BlackRock	N/A
Institutional	0.62%
Service	0.92%
Investor A	1.07%
Investor B	1.88%
Investor C	1.82%
Class R	1.66%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended September 30, 2011, the amounts waived/reimbursed were as follows:

GNMA	$77,189
Inflation Protected Bond	$114,226
Long Duration Bond	$4,741
Multi-Sector Bond	$3,109
U.S. Government Bond	$39,091

The Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

For each Fund excluding Multi-Sector Bond, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2011, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees
Share Classes	GNMA	Inflation Protected Bond	Long Duration Bond	U.S. Government Bond
Institutional	$1,765	$60,169	–	$2,472
Service	402	3,137	–	627
Investor A	–	–	$2,226	–
Investor B	–	–	–	6,350
Investor C	–	–	–	1,906

Total	$2,167	$63,306	$2,226	$11,355

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	93

Notes to Financial Statements (continued)

On September 30, 2011, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2012	2013
GNMA	$2,152,461	$2,096,313
Inflation Protected Bond	$4,725,744	$6,071,733
Long Duration Bond	$606,083	$618,992
U.S. Government Bond	$600,590	$1,109,679

The following waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2011:

GNMA	$2,382,732
Inflation Protected Bond	$2,331,561
Long Duration Bond	$561,421
U.S. Government Bond	$374,698

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	–
Investor A	0.25%	–
Investor B	0.25%	0.75%
Investor B1	0.25%	0.50%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor B1, Investor C and Investor C1 shareholders.

For the year ended September 30, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

GNMA	$73,356
Inflation Protected Bond	$180,653
Long Duration Bond	$1,506
Multi-Sector Bond	$4,643
U.S. Government Bond	$9,893

For the year ended September 30, 2011, affiliates received CDSC relating to transactions in Investor A, Investor B, Investor B1, Investor C and Investor C1 Shares:

Share Classes	GNMA	Inflation Protected Bond	Long Duration Bond	Multi- Sector Bond	U.S. Government Bond
Investor A	$31,834	$22,422	$2,525	$3,009	$5,221
Investor B	$20,685	$9,809	N/A	N/A	$14,415
Investor B1	N/A	N/A	N/A	N/A	$473
Investor C	$79,689	$163,223	N/A	$9,377	$11,369
Investor C1	N/A	N/A	N/A	N/A	$142

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2011, the Funds paid the following to affiliates in return for these services, which are included in transfer agent – class specific in the Statements of Operations:

GNMA	$213,447
Inflation Protected Bond	$42,453
Long Duration Bond	$57,079
U.S. Government Bond	$270,001

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2011, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations.

94	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

Share Classes	GNMA	Inflation Protected Bond	Long Duration Bond	Multi- Sector Bond	U.S. Government Bond
BlackRock	$45	$1,456	$589	–	–
Institutional	12,066	35,161	212	$696	$1,179
Service	862	1,161	–	–	68
Investor A	9,797	78,585	260	476	15,929
Investor B	302	385	–	–	690
Investor B1	–	–	–	–	169
Investor C	9,099	20,461	–	350	1,714
Investor C1	–	–	–	–	344
R	–	–	–	–	102

Total	$32,171	$137,209	$1,061	$1,522	$20,195

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the year ended September 30, 2011, the Funds paid the following to affiliates in return for these services, which are included in administration, administration – class specific and administration fees waived – class specific in the Statements of Operations:

GNMA	$612,144
Inflation Protected Bond	$1,630,348
Long Duration Bond	$107,775
Multi-Sector Bond	$37,357
U.S. Government Bond	$378,384

For the year ended September 30, 2011, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses:

	Administration Fees
Share Classes	GNMA	Inflation Protected Bond	Long Duration Bond	Multi- Sector Bond	U.S. Government Bond
BlackRock	$390	$94,822	$48,584	–	$1
Institutional	119,374	208,089	10,665	$18,525	42,523
Service	9,345	19,724	–	–	1,268
Investor A	83,223	225,121	3,233	4,760	82,503
Investor B	2,272	2,467	–	–	1,997
Investor B1	–	–	–	–	2,701
Investor C	74,440	151,689	–	3,934	15,360
Investor C1	–	–	–	–	6,877
R	–	–	–	–	2,110

Total	$289,044	$701,912	$62,482	$27,219	$155,340

	Administration Fees Waived
Share Classes	GNMA	Inflation Protected Bond	Long Duration Bond	Multi- Sector Bond	U.S. Government Bond
BlackRock	$380	$94,164	$48,537	–	–
Institutional	118,129	110,258	10,665	$17,978	$41,204
Service	7,416	–	–	–	1,147
Investor A	–	224,931	315	4,760	–
Investor B	–	–	–	–	456
Investor B1	–	–	–	–	1,956
Investor C	–	–	–	3,842	3,022
Investor C1	–	–	–	–	4,550
R	–	–	–	–	2,110

Total	$125,925	$429,353	$59,517	$26,580	$54,445

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	95

Notes to Financial Statements (continued)

	Service and Distribution Fees
Share Classes	GNMA	Inflation Protected Bond	Long Duration Bond	Multi- Sector Bond	U.S. Government Bond
Service	$93,423	$188,649	–	–	$12,692
Investor A	835,042	3,760,526	$32,379	$47,745	882,807
Investor B	91,255	98,861	–	–	79,381
Investor B1	–	–	–	–	81,034
Investor C	2,990,726	6,792,920	–	157,882	615,170
Investor C1	–	–	–	–	220,064
R	–	–	–	–	42,192

Total	$4,010,446	$10,840,956	$32,379	$205,627	$1,933,340

	Transfer Agent Fees
Share Classes	GNMA	Inflation Protected Bond	Long Duration Bond	Multi- Sector Bond	U.S. Government Bond
BlackRock	$1,209	$5,667	$768	–	$21
Institutional	551,613	1,231,947	59,037	$20,553	309,060
Service	70,899	85,466	–	–	9,401
Investor A	378,335	3,679,954	20,411	20,147	491,518
Investor B	14,423	16,051	–	–	17,781
Investor B1	–	–	–	–	31,151
Investor C	337,590	723,057	–	17,704	111,189
Investor C1	–	–	–	–	82,131
R	–	–	–	–	30,627

Total	$1,354,069	$5,742,142	$80,216	$58,404	$1,082,879

	Transfer Agent Fees Waived
Share Classes	GNMA	Inflation Protected Bond	Long Duration Bond	Multi- Sector Bond	U.S. Government Bond
BlackRock	$44	$1,048	$582	–	–
Institutional	11,930	11,937	211	$678	$1,073
Service	631	–	–	–	62
Investor A	–	74,407	1	476	–
Investor B	–	–	–	–	69
Investor B1	–	–	–	–	94
Investor C	–	–	–	342	16
Investor C1	–	–	–	–	150
R	–	–	–	–	102

Total	$12,605	$87,392	$794	$1,496	$1,566

	Transfer Agent Fees Reimbursed
Share Classes	GNMA	Inflation Protected Bond	Long Duration Bond	Multi- Sector Bond	U.S. Government Bond
BlackRock	$1,140	$2,630	$155	–	$20
Institutional	394,136	14,995	16,187	$15,547	245,397
Service	24,354	–	–	–	6,657
Investor A	–	720,744	2	18,606	–
Investor B	–	–	–	–	631
Investor B1	–	–	–	–	4,998
Investor C	–	–	–	16,663	23
Investor C1	–	–	–	–	7,741
R	–	–	–	–	8,574

Total	$419,630	$738,369	$16,344	$50,816	$274,041

96	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

During the year ended September 30, 2011, U.S. Government Bond received a reimbursement of $11,966 from an affiliate, which is included in capital share transactions on the Statements of Changes in Net Assets, relating to processing errors.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended September 30, 2011, were as follows:

	Purchases	Sales
GNMA	$18,649,205,501	$19,209,123,016
Inflation Protected Bond	$54,402,777	$5,780,712
Long Duration Bond	$182,658,690	$192,077,568	[1]
Multi-Sector Bond	$907,293,434	$896,422,380
U.S. Government Bond	$11,457,461,226	$12,239,724,959

[1]	Includes $60,823,997 of sales representing redemptions-in-kind.

Purchases and sales of US government securities for the year ended September 30, 2011, were as follows:

	Purchases	Sales
GNMA	$463,488,542	$514,871,145
Inflation Protected Bond	$4,991,971,257	$4,865,001,052
Long Duration Bond	$157,673,035	$162,289,121	[2]
Multi-Sector Bond	$318,538,001	$332,169,319
U.S. Government Bond	$4,544,992,972	$4,555,942,762

[2]	Includes $21,588,652 of sales representing redemptions-in-kind.

Purchases and sales of mortgage dollar rolls for the year ended September 30, 2011, were as follows:

	Purchases	Sales
GNMA	$13,646,399,133	$13,662,667,703
Long Duration Bond	$55,407,568	$55,601,182
Multi-Sector Bond	$450,117,875	$450,095,239
U.S. Government Bond	$5,181,764,915	$5,184,086,317

Transactions in options written for the year ended September 30, 2011, were as follows:

	GNMA
	Calls		Puts
	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	135,100	$5,057,500	–	135,100	$5,057,500
Options written	419,600	14,639,093	1,825	480,700	15,624,961
Options expired	–	–	(452)	(29,100)	(1,198,859)
Options closed	(135,100)	(4,699,788)	(751)	(167,100)	(4,261,998)

Outstanding options, end of year	419,600	$14,996,805	622	419,600	$15,221,604

	Inflation Protected Bond
	Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	–	474,300	$20,655,175	–	874,600	$25,650,355
Options written	3,091	1,280,685	40,765,258	11,612	2,674,985	46,529,167
Options expired	(2,942)	(77,400)	(3,031,679)	(4,770)	(1,869,100)	(14,200,173)
Options closed	(149)	(945,600)	(33,457,576)	(6,262)	(941,800)	(32,612,119)

Outstanding options, end of year	–	731,985	$24,931,178	580	738,685	$25,367,230

	Long Duration Bond
	Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	–	39,600	$1,984,090	–	62,800	$2,363,160
Options written	3	61,900	2,182,083	279	77,100	2,400,507
Options expired	–	(3,700)	(63,640)	(117)	(29,300)	(800,818)
Options closed	–	(53,600)	(2,515,033)	(159)	(66,400)	(2,349,920)

Outstanding options, end of year	3	44,200	$1,587,500	3	44,200	$1,612,929

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	97

Notes to Financial Statements (continued)

	Multi-Sector Bond
	Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	–	20,110	$670,198	–	40,798	$739,556
Options written	861	95,077	2,151,976	608	92,250	2,517,263
Options expired	(157)	(24,193)	(328,825)	(196)	(26,353)	(278,524)
Options closed	(674)	(54,400)	(2,309,132)	(412)	(91,465)	(2,759,158)

Outstanding options, end of year	30	36,594	$184,217	–	15,230	$219,137

	U.S. Government Bond
	Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	–	139,400	$5,293,171	–	272,100	$6,568,931
Options acquired in the reorganization[1]	697	206,300	8,347,622	2,078	277,900	9,241,017
Options written	3,743	327,401	12,552,360	2,765	510,976	12,979,175
Options expired	(1,001)	(59,845)	(1,526,294)	(2,478)	(186,710)	(2,155,394)
Options closed	(1,699)	(383,656)	(15,983,905)	(2,365)	(496,126)	(18,322,072)

Outstanding options, end of year	1,740	229,600	$8,682,954	–	378,140	$8,311,657

[1]	See Note 1 regarding the reorganization.

5. Borrowings:

For the year ended September 30, 2011, the average amount of outstanding transactions considered as borrowings and the daily weighted average interest rates in treasury rolls and reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Multi-Sector Bond	$10,839,593	0.12%
U.S. Government Bond	$63,305,472	0.05%

For the year ended September 30, 2011, the average amount of borrowings and the daily weighted average interest rates in reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
GNMA	$26,357,907	0.10%
Inflation Protected Bond	$38,586,213	0.08%
Long Duration Bond	$8,225,736	0.11%

The Trust on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on their net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The Funds did not borrow under the credit agreement during the year ended September 30, 2011.

6. Income Tax Information:

Reclassifications: US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2011 attributable to foreign currency transactions, net paydown losses, the accounting for swap agreements, non-deductible expenses, the reclassification of distributions, and in-kind redemptions were reclassified to the following accounts:

98	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

	GNMA	Inflation Protected Bond	Long Duration Bond	Multi- Sector Bond	U.S. Government Bond
Paid in-capital	–	–	$7,828,840	$(31)	–
Undistributed (distributions in excess of) net investment income	$3,022,060	$(4,094,679)	$1,474,717	$(1,171,380)	$1,247,079
Accumulated net realized gain (loss)	$(3,022,060)	$4,094,679	$(9,303,557)	$1,171,411	$(1,247,079)

The tax character of distributions paid during the fiscal years ended September 30, 2011 and September 30, 2010 was as follows:

	GNMA	Inflation Protected Bond	Long Duration Bond	Multi- Sector Bond	U.S. Government Bond
Ordinary income
9/30/2011	$68,868,433	$225,084,392	$14,233,007	$5,351,388	$23,796,375
9/30/2010	60,856,369	50,101,182	14,366,478	944,054	20,477,778
Long-term capital gains
9/30/2011	8,348,050	24,278,411	7,062,685	156,541	–
9/30/2010	–	681,098	–	–	–
Total
9/30/2011	$77,216,483	$249,362,803	$21,295,692	$5,507,929	$23,796,375
9/30/2010	$60,856,369	$50,782,280	$14,366,478	$944,054	$20,477,778

As of September 30, 2011, the tax components of accumulated net earnings (losses) were as follows:

	GNMA	Inflation Protected Bond	Long Duration Bond	Multi- Sector Bond	U.S. Government Bond
Undistributed ordinary income	$22,679,991	$18,909,134	$4,089,427	$398,989	$13,776,807
Capital loss carryforwards	–	–	–	–	(33,404,435)
Undistributed long-term capital gains	–	–	8,032,979	468,210	–
Net unrealized gains (losses) *	30,973,118	256,751,562	30,487,140	(58,911)	7,824,883

Total	$53,653,109	$275,660,696	$42,609,546	$808,288	$(11,802,745)

*	The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency contracts, the deferral of post-October capital losses for tax purposes, and the accounting for swap agreements.

As of September 30, 2011, the following Fund had a capital loss carry-forward available to offset future realized capital gains through the indicated expiration dates:

Expiring September 30,	U.S. Government Bond
2015	$29,960,827
2018	3,443,608

Total	$33,404,435

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after September 30, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	99

Notes to Financial Statements (continued)

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
GNMA	Shares	Amount	Shares	Amount

BlackRock
Shares sold	493,781	$5,150,849	17,315	$192,287
Shares issued in reinvestment of dividends and distributions	8,323	85,144	25,280	261,569

Total issued	502,104	5,235,993	42,595	453,856
Shares redeemed	(41,450)	(421,723)	(3,953,944)	(41,080,275)

Net increase (decrease)	460,654	$4,814,270	(3,911,349)	$(40,626,419)

Institutional
Shares sold	11,117,854	$115,380,929	20,424,769	$212,136,947
Shares issued in reinvestment of dividends and distributions	2,371,000	24,207,666	2,013,083	20,599,583

Total issued	13,488,854	139,588,595	22,437,852	232,736,530
Shares redeemed	(22,584,316)	(232,582,028)	(25,300,548)	(261,087,470)

Net decrease	(9,095,462)	$(92,993,433)	(2,862,696)	$(28,350,940)

Service
Shares sold	1,860,213	$19,126,257	2,425,650	$25,199,058
Shares issued in reinvestment of dividends and distributions	228,598	2,331,581	150,017	1,535,965

Total issued	2,088,811	21,457,838	2,575,667	26,735,023
Shares redeemed	(2,789,569)	(28,790,613)	(1,333,688)	(13,737,794)

Net increase (decrease)	(700,758)	$(7,332,775)	1,241,979	$12,997,229

Investor A
Shares sold and automatic conversion of shares	11,119,463	$115,874,332	21,899,415	$227,667,878
Shares issued in reinvestment of dividends and distributions	1,739,607	17,838,301	1,144,488	11,778,145

Total issued	12,859,070	133,712,633	23,043,903	239,446,023
Shares redeemed	(17,359,488)	(179,123,971)	(17,978,532)	(186,405,120)

Net increase (decrease)	(4,500,418)	$(45,411,338)	5,065,371	$53,040,903

Investor B
Shares sold	139,048	$1,440,497	279,116	$2,896,826
Shares issued in reinvestment of dividends and distributions	44,209	450,747	51,410	525,325

Total issued	183,257	1,891,244	330,526	3,422,151
Shares redeemed and automatic conversion of shares	(606,780)	(6,271,746)	(1,139,964)	(11,781,167)

Net decrease	(423,523)	$(4,380,502)	(809,438)	$(8,359,016)

100	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

	Year Ended September 30, 2011		Year Ended September 30, 2010
GNMA (concluded)	Shares	Amount	Shares	Amount

Investor C
Shares sold	4,757,113	$49,427,975	12,696,329	$131,473,860
Shares issued in reinvestment of dividends and distributions	1,480,631	15,086,368	1,151,168	11,764,400

Total issued	6,237,744	64,514,343	13,847,497	143,238,260
Shares redeemed	(14,594,524)	(149,983,165)	(15,050,322)	(155,020,072)

Net decrease	(8,356,780)	$(85,468,822)	(1,202,825)	$(11,781,812)

Inflation Protected Bond

BlackRock
Shares sold	10,340,134	$114,497,767	20,273,821	$217,856,519
Shares issued in reinvestment of dividends and distributions	2,410,590	26,088,728	473,413	5,086,978

Total issued	12,750,724	140,586,495	20,747,234	222,943,497
Shares redeemed	(6,123,236)	(67,920,305)	(1,666,287)	(17,948,570)

Net increase	6,627,488	$72,666,190	19,080,947	$204,994,927

Institutional
Shares sold	73,354,938	$822,556,864	71,335,013	$780,603,392
Shares issued in reinvestment of dividends and distributions	5,731,202	63,257,716	936,315	10,257,150

Total issued	79,086,140	885,814,580	72,271,328	790,860,542
Shares redeemed	(45,551,212)	(511,937,881)	(22,973,747)	(253,292,372)

Net increase	33,534,928	$373,876,699	49,297,581	$537,568,170

Service
Shares sold	5,400,278	$60,747,650	3,832,841	$42,001,111
Shares issued in reinvestment of dividends and distributions	436,498	4,815,437	96,418	1,055,120

Total issued	5,836,776	65,563,087	3,929,259	43,056,231
Shares redeemed	(5,460,501)	(61,857,433)	(1,659,925)	(18,259,488)

Net increase	376,275	$3,705,654	2,269,334	$24,796,743

Investor A
Shares sold	88,893,756	$991,779,956	97,127,110	$1,053,926,786
Shares issued in reinvestment of dividends and distributions	8,578,412	93,688,783	1,881,636	20,425,174

Total issued	97,472,168	1,085,468,739	99,008,746	1,074,351,960
Shares redeemed	(88,363,127)	(986,435,012)	(46,026,015)	(502,432,797)

Net increase	9,109,041	$99,033,727	52,982,731	$571,919,163

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	101

Notes to Financial Statements (continued)

	Year Ended September 30, 2011		Year Ended September 30, 2010
Inflation Protected Bond (concluded)	Shares	Amount	Shares	Amount

Investor B
Shares sold	205,767	$2,273,446	274,170	$2,956,454
Shares issued in reinvestment of dividends and distributions	44,552	481,460	12,306	132,287

Total issued	250,319	2,754,906	286,476	3,088,741
Shares redeemed	(487,364)	(5,385,429)	(466,939)	(5,032,575)

Net decrease	(237,045)	$(2,630,523)	(180,463)	$(1,943,834)

Investor C
Shares sold	18,523,975	$206,569,545	33,027,053	$357,924,880
Shares issued in reinvestment of dividends and distributions	3,380,452	36,821,256	619,758	6,717,729

Total issued	21,904,427	243,390,801	33,646,811	364,642,609
Shares redeemed	(18,482,445)	(204,820,407)	(10,427,768)	(113,632,117)

Net increase	3,421,982	$38,570,394	23,219,043	$251,010,492

Long Duration Bond

BlackRock
Shares sold	3,799,925	$38,822,110	4,797,720	$49,715,669
Shares issued in reinvestment of dividends and distributions	1,497,993	15,658,810	1,277,436	13,492,658

Total issued	5,297,918	54,480,920	6,075,156	63,208,327
Shares redeemed	(9,742,940)[1]	(107,641,765)	(3,134,717)	(32,243,051)

Net increase (decrease)	(4,445,022)	$(53,160,845)	2,940,439	$30,965,276

[1] Including (7,479,974) representing redemptions-in-kind.

Institutional
Shares sold	4,381,994	$49,510,804	390,930	$4,212,669
Shares issued in reinvestment of dividends and distributions	340,694	3,505,474	16,018	167,994

Total issued	4,722,688	53,016,278	406,948	4,380,663
Shares redeemed	(531,020)	(5,619,285)	(2,113,905)	(22,265,889)

Net increase (decrease)	4,191,668	$47,396,993	(1,706,957)	$(17,885,226)

Investor A
Shares sold	264,467	$2,859,684	219,644	$2,330,241
Shares issued in reinvestment of dividends and distributions	104,654	1,077,218	56,765	599,832

Total issued	369,121	3,936,902	276,409	2,930,073
Shares redeemed	(343,474)	(3,676,804)	(303,263)	(3,177,937)

Net increase	25,647	$260,098	(26,854)	$(247,864)

102	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

	Year Ended September 30, 2011		Period February 26, 2010[2] to September 30, 2010
Multi-Sector Bond	Shares	Amount	Shares	Amount

Institutional
Shares sold	811,578	$8,414,042	7,630,596	$76,979,330
Shares issued in reinvestment of dividends	88,867	915,277	10,559	110,037

Total issued	900,445	9,329,319	7,641,155	77,089,367
Shares redeemed	(2,617,526)	(26,903,571)	(203,953)	(2,104,972)

Net increase (decrease)	(1,717,081)	$(17,574,252)	7,437,202	$74,984,395

Investor A
Shares sold and automatic conversion of shares	948,828	$9,868,886	1,800,148	$18,433,010
Shares issued in reinvestment of dividends	80,335	826,539	7,985	83,383

Total issued	1,029,163	10,695,425	1,808,133	18,516,393
Shares redeemed	(1,002,404)	(10,360,698)	(110,939)	(1,160,837)

Net increase	26,759	$334,727	1,697,194	$17,355,556

Investor C
Shares sold	617,207	$6,399,829	1,581,652	$16,187,730
Shares issued in reinvestment of dividends	55,325	569,414	4,806	50,248

Total issued	672,532	6,969,243	1,586,458	16,237,978
Shares redeemed	(774,281)	(7,960,556)	(56,891)	(589,696)

Net increase (decrease)	(101,749)	$(991,313)	1,529,567	$15,648,282

	Period July 18, 2011[2] to September 30, 2011
U.S. Government Bond Portfolio	Shares	Amount

BlackRock
Shares transferred in the reorganization[3]	1,260	$13,415
Shares issued in reinvestment of dividends	6	71

Total issued	1,266	13,486
Shares redeemed	(68)	(730)

Net increase	1,198	$12,756

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount

Institutional
Shares issued in the reorganization[3]	3,828,140	$40,756,290	–	–
Shares sold	1,700,417	18,128,546	2,947,576	$31,478,916
Shares issued in reinvestment of dividends	434,519	4,590,587	322,680	3,427,579

Total issued	5,963,076	63,475,423	3,270,256	34,906,495
Shares redeemed	(6,270,686)	(66,545,754)	(3,598,578)	(38,254,879)

Net decrease	(307,610)	$(3,070,331)	(328,322)	$(3,348,384)

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	103

Notes to Financial Statements (continued)

	Year Ended September 30, 2011		Year Ended September 30, 2010
U.S. Government Bond Portfolio (continued)	Shares	Amount	Shares	Amount

Service
Shares issued in the reorganization[3]	207,046	$2,203,178	–	–
Shares sold	221,217	2,336,141	139,023	$1,469,329
Shares issued in reinvestment of dividends	17,454	185,093	12,109	128,910

Total issued	445,717	4,724,412	151,132	1,598,239
Shares redeemed	(138,502)	(1,480,583)	(80,338)	(855,770)

Net increase	307,215	$3,243,829	70,794	$742,469

Investor A
Shares issued in the reorganization[3]	50,085,362	$534,526,007	–	–
Shares sold and automatic conversion of shares	5,801,452	62,551,236	3,816,012	$40,751,973
Shares issued in reinvestment of dividends	962,445	10,265,352	758,978	8,088,358

Total issued	56,849,259	607,342,595	4,574,990	48,840,331
Shares redeemed	(11,150,803)	(120,008,457)	(5,440,429)	(58,038,509)

Net increase (decrease)	45,698,456	$487,334,138	(865,439)	$(9,198,178)

Investor B
Shares issued in the reorganization[3]	550,863	$5,860,580	–	–
Shares sold	73,866	797,818	150,733	$1,613,438
Shares issued in reinvestment of dividends	21,797	230,498	32,988	349,809

Total issued	646,526	6,888,896	183,721	1,963,247
Shares redeemed and automatic conversion of shares	(602,085)	(6,407,623)	(1,043,858)	(11,071,808)

Net increase (decrease)	44,441	$481,273	(860,137)	$(9,108,561)

	Period July 18, 2011[2] to September 30, 2011
	Shares	Amount

Investor B1
Shares transferred in the reorganization[3]	5,222,761	$55,564,431
Shares sold	73,670	798,923
Shares issued in reinvestment of dividends	13,212	143,221

Total issued	5,309,643	56,506,575
Shares redeemed	(904,962)	(9,825,838)

Net increase	4,404,681	$46,680,737

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount

Investor C
Shares issued in the reorganization[3]	5,674,303	$60,461,969	–	–
Shares sold	1,626,992	17,585,566	2,327,625	$24,809,602
Shares issued in reinvestment of dividends	152,147	1,614,077	137,885	1,466,851

Total issued	7,453,442	79,661,612	2,465,510	26,276,453
Shares redeemed	(2,709,675)	(28,997,610)	(2,623,847)	(27,885,449)

Net increase (decrease)	4,743,767	$50,664,002	(158,337)	$(1,608,996)

104	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Notes to Financial Statements (concluded)

	Period July 18, 2011[2] to September 30, 2011
U.S. Government Bond Portfolio (concluded)	Shares	Amount

Investor C1
Shares transferred in the reorganization[3]	12,528,040	$133,491,278
Shares sold	336,089	3,635,272
Shares issued in reinvestment of dividends	34,675	376,459

Total issued	12,898,804	137,503,009
Shares redeemed	(994,666)	(10,827,067)

Net increase	11,904,138	$126,675,942

Class R
Shares transferred in the reorganization[3]	3,927,725	$41,917,862
Shares sold	287,527	3,127,575
Shares issued in reinvestment of dividends	17,850	193,895

Total issued	4,233,102	45,239,332
Shares redeemed	(537,480)	(5,829,027)

Net increase	3,695,622	$39,410,305

[2]	Commencement of operations.

[3]	See Note 1 regarding the reorganization.

At September 30, 2011, 4,016,568 Institutional Shares were owned by affiliates in Multi-Sector Bond.

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Subsequent to September 30, 2011, BlackRock fully redeemed its position in the Institutional Class of Multi-Sector Bond.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	105

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Long Duration Bond Portfolio, BlackRock Multi-Sector Bond Portfolio and BlackRock U.S. Government Bond Portfolio (formerly known as BlackRock Intermediate Government Bond Portfolio), five of the twenty-six series constituting BlackRock Funds II (the “Funds”), as of September 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for the BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Long Duration Bond Portfolio and BlackRock U.S. Government Bond Portfolio for each of the two years in the period then ended and the BlackRock Multi-Sector Bond Portfolio for the year then ended and for the period February 26, 2010 (commencement of operations) through September 30, 2010, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2011, the results of their operations for the year then ended, the changes in their net assets for the BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Long Duration Bond Portfolio and BlackRock U.S. Government Bond Portfolio for each of the two years in the period then ended and the BlackRock Multi-Sector Bond Portfolio for the year then ended and for the period February 26, 2010 (commencement of operations) through September 30, 2010, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP Philadelphia, Pennsylvania November 29, 2011

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid monthly by the Funds for the taxable year ended September 30, 2011:

Interest Related Dividends and Qualified Short-Term Gains for Non-U.S. Residents *
	Month Paid:
	October 2010 - January 2011	February 2011 - September 2011
GNMA Portfolio	100.00%	100.00%
Inflation Protected Bond Portfolio	100.00%	100.00%
Long Duration Bond Portfolio	100.00%	100.00%
Multi-Sector Bond Portfolio	100.00%	100.00%
U.S. Government Bond Portfolio	100.00%	100.00%

*	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Federal Obligation Interest **
GNMA Portfolio	3.56%
Inflation Protected Bond Portfolio	29.98%
Long Duration Bond Portfolio	22.19%
Multi-Sector Bond Portfolio	12.49%
U.S. Government Bond Portfolio	37.94%

**	The law varies in each state as to whether and what percentage of ordinary income dividends attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

Additionally, the following Funds distributed long-term capital gains per share to shareholders of record on December 21, 2010:

Long-Term Capital Gain
GNMA Portfolio	$0.068674
Inflation Protected Portfolio	$0.075576
Long Duration Bond Portfolio	$0.344939
Multi-Sector Bond Portfolio	$0.014284

106	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock GNMA Portfolio (the “GNMA Portfolio”), BlackRock Inflation Protected Bond Portfolio (the “Inflation Protected Portfolio”), BlackRock Long Duration Bond Portfolio (the “Long Duration Portfolio”), BlackRock Multi-Sector Bond Portfolio (the “Multi-Sector Portfolio”) and BlackRock U.S. Government Bond Portfolio (the “U.S. Government Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock Funds II (the “Trust”), met on April 12, 2011 and May 10-11, 2011 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Financial Management, Inc.; and (b) BlackRock International Limited (collectively, the “Sub-Advisors”), with respect to the Funds. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/ trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 12, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 12, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 12, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 10-11, 2011 Board meeting.

At an in-person meeting held on May 10-11, 2011, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, as applicable, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with each Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide each Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 12, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that the GNMA Portfolio ranked in the first, second and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Inflation Protected Portfolio ranked in the second, first and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the U.S. Government Portfolio ranked in the first, third and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the U.S. Government Portfolio’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other

108	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

things, underperformance was primarily driven by significant exposure to non-government debt, most notably to the non-agency mortgage and commercial mortgage backed securities (CMBS) markets.

The Board and BlackRock discussed BlackRock’s strategy for improving the U.S. Government Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the U.S. Government Portfolio’s portfolio managers and to improve the U.S. Government Portfolio’s performance.

The Board noted that the Long Duration Portfolio ranked in the first quartile against its Lipper Performance Universe for each of the one-year, three-year and since-inception periods reported.

The Board noted that the Multi-Sector Portfolio ranked in the second quartile against its Lipper Performance Universe for the since-inception period reported.

The Board noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared each Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the GNMA Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the GNMA Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the GNMA Portfolio’s actual management fee ratio, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual management fee ratio paid by the GNMA Portfolio’s Peers, after giving effect to any expense reimbursements or fee waivers. The Board further noted that the GNMA Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the GNMA Portfolio increases above certain contractually specified levels. In addition, the Board noted that BlackRock has contractually and/or voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the GNMA Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Inflation Protected Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Inflation Protected Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Inflation Protected Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Inflation Protected Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually and/or voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Inflation Protected Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the U.S. Government Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the U.S. Government Portfolio’s Peers, in each case before

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

taking into account any expense reimbursements or fee waivers. The Board also noted, however, that although the U.S. Government Portfolio’s contractual management fee ratio was above the median contractual management fee ratio paid by the U.S. Government Portfolio’s Peers, the contractual management fee ratio was in the third quartile. The Board further noted that the U.S. Government Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the U.S. Government Portfolio increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the U.S. Government Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Long Duration Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Long Duration Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Long Duration Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Long Duration Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Long Duration Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Multi-Sector Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Multi-Sector Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Multi-Sector Portfolio’s actual management fee ratio, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual management fee ratio paid by the Multi-Sector Portfolio’s Peers, after giving effect to any expense reimbursements or fee waivers. The Board further noted that the Multi-Sector Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Multi-Sector Portfolio increases above certain contractually specified levels. In addition, the Board noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Multi-Sector Portfolio’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2012 and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to each Fund, as applicable, for a one-year term ending June 30, 2012. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to each Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

110	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	29 RICs consisting of 83 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 83 Portfolios	Watson Pharmaceuticals, Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 83 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 83 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	29 RICs consisting of 83 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company since 2002; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	29 RICs consisting of 83 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 83 Portfolios	None

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.	29 RICs consisting of 83 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit), since 2008; President, American Bar Association from 1995 to 1996.	29 RICs consisting of 83 Portfolios	None

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	111

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	29 RICs consisting of 83 Portfolios	None

[1]         Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]          Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s Board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director, BlackRock, and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	158 RICs consisting of 286 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees; Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 83 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	158 RICs consisting of 286 Portfolios	None

[3]

Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

Effective September 13, 2011, Richard S. Davis resigned as Trustee of the Trust and Paul L. Audet became Trustee of the Trust.

112	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009; Principal thereof from 2004 to 2008.

[1]	Officers of the Trust serve at the pleasure of the Board of Trustees.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor BlackRock Financial Management, Inc. New York, NY 10055	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	113

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

114	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	115

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Emerging Markets Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds
BlackRock Bond Index Fund BlackRock Core Bond Portfolio BlackRock Emerging Market Debt Portfolio BlackRock Floating Rate Income Portfolio BlackRock GNMA Portfolio BlackRock High Yield Bond Portfolio

BlackRock Income Builder Portfolio†

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Sector Bond Portfolio

				BlackRock Strategic Income Opportunities Portfolio BlackRock Total Return Fund BlackRock US Government Bond Portfolio BlackRock World Income Fund US Mortgage Portfolio

Municipal Bond Funds
BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund BlackRock New York Municipal Bond Fund			BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

116	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

TAXABLE1-9/11-AR

September 30, 2011

Annual Report

BlackRock Funds II

▶	BlackRock Core Bond Portfolio
▶	BlackRock High Yield Bond Portfolio
▶	BlackRock Low Duration Bond Portfolio

Not FDIC Insured ¡ No Bank Guarantee ¡ May Lose Value

2	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Dear Shareholder

Investors have faced one of the most volatile periods in trading history in recent months. Financial markets across the world weathered a storm of whipsaw movements of panic selling and short-lived rebounds of hope as the European debt crisis and concerns about slowing global economic growth dominated headlines and sentiment. Although markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.

This shareholder report reflects your fund’s reporting period ended September 30, 2011. The following market review is intended to provide you with additional perspective on the performance of your investments during that period.

One year ago, the global economy appeared to solidly be in recovery mode and investors were optimistic in advance of the second round of quantitative easing from the US Federal Reserve (the “Fed”). Stock markets rallied despite the ongoing sovereign debt crisis in Europe and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down) especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter of 2010. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles burgeoned.

Early 2011 saw spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted regarding US debt and deficit issues. Equities generally performed well early in the year, however, as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, the environment changed dramatically in the middle of the second quarter. Inflationary pressures had intensified in emerging economies, many of which were overheating, and the European debt crisis had continued to escalate. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt, rekindling fears about the broader debt crisis. Concurrently, economic data signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. The downgrade of the US government’s credit rating on August 5 sent financial markets into turmoil. Extreme levels of volatility persisted as investors witnessed financial problems intensify in Italy and Spain and the debt crisis spread to core European nations, France and Germany. Toward the end of the reporting period, economic data out of the United States and Europe grew increasingly bleak. Further compounding concerns about the world economy were indications that growth was slowing in emerging-market nations, including China, a key driver for global growth.

Overall, equities broadly declined while lower-risk investments including US Treasuries, municipal securities and investment grade corporate bonds posted gains for the 6- and 12-month periods ended September 30, 2011. High yield debt posted losses for the 6-month period, but remained in positive territory on a 12-month basis. Continued low short-term interest rates kept yields on money market securities near their all-time lows. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine and its quarterly companion newsletter, Shareholder Perspectives.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“BlackRock remains dedicated to finding opportunities and managing risk in this environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2011

	6- month	12- month
US large cap equities (S&P 500® Index)	(13.78)%	1.14%
US small cap equities (Russell 2000® Index)	(23.12)	(3.53)
International equities (MSCI Europe, Australasia, Far East Index)	(17.74)	(9.36)
Emerging market equities (MSCI Emerging Markets Index)	(23.45)	(16.15)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.14
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	16.14	9.28
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	6.20	5.26
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	7.85	3.88
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(5.12)	1.75

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2011	BlackRock Core Bond Portfolio

Investment Objective

BlackRock Core Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

•

On March 18, 2011, the Board of Trustees of BlackRock Funds II (the “Trust”) approved plans of reorganization whereby the Fund will acquire substantially all of the assets and assume certain stated liabilities of BlackRock Bond Portfolio and BlackRock Managed Income Portfolio, each a series of the Trust, in exchange for newly issued shares of the Fund. The reorganizations took place on July 18, 2011. Upon closing of the reorganizations, the Fund was renamed BlackRock Core Bond Portfolio.

How did the Fund perform?

•	For the 12-month period ended September 30, 2011, the Fund underperformed its benchmark, the Barclays Capital US Aggregate Bond Index.

What factors influenced performance?

•

The Fund maintained a shorter duration bias (lower sensitivity to interest rates) relative to its benchmark index throughout most of the period. While this duration stance was beneficial in the earlier half of the period, the overall impact on performance for the 12-month period was negative as interest rates declined to historically low levels in the latter half due to weaker-than-expected economic data and concerns about sovereign debt problems in Europe.

•

Throughout the 12-month period, the Fund was overweight relative to its benchmark index in non-government spread sectors (securities driven by movements in credit risk) and underweight in government-owned/ government-related sectors. Spread sectors performed well in the first half of the period amid improving economic fundamentals and accommodative monetary policy. In the second half, investor sentiment switched to “risk off” mode resulting in spread sectors broadly underperforming US Treasury securities. On balance, the Fund’s sector allocation had a positive impact on performance for the period as a whole.

•

Also contributing positively was tactical trading within agency mortgage-backed securities (“MBS”) and defensive currency hedges. In addition, the Fund’s yield curve-flattening stance proved beneficial as long-term interest rates declined more than short-term rates later in the period.

•

The Fund uses interest rate derivative instruments, which may include futures contracts, options, swaps and swaptions, mainly for the purpose of managing risks relating to portfolio duration and yield curve positioning. The Fund may also use credit default swaps against individual names or broad indices to manage credit risk in the portfolio. Credit default swaps against indices help to manage market risk as well. In addition, the Fund may trade foreign currency exchange contracts or use foreign currency derivatives to manage currency risk in the portfolio. During the period, the use of derivatives had an overall negative impact on Fund returns.

Describe recent portfolio activity.

•

While management actively managed duration throughout the 12-month period, the Fund maintained a short duration bias for most of the year. However, toward the end of the period, management added duration, primarily through increased exposure to US Treasuries.

•

Also during the period, management increased the Fund’s quality profile and level of liquidity in advance of the completion of the Fed’s monetary stimulus program on June 30, 2011. Management tactically managed investment grade credits, with a particular focus on taking advantage of relative value opportunities in financials and industrials. Management gradually reduced the Fund’s exposure to non-agency residential MBS and commercial mortgage-backed securities (“CMBS”). To increase portfolio liquidity, management added to the Fund’s agency MBS holdings throughout the latter half of the period, with a general bias toward lower-coupon issues.

Describe Fund positioning at period end.

•

At period end, the Fund was generally underweight relative to the Barclays Capital US Aggregate Bond Index in government-owned/ government-related sectors in favor of non-government spread sectors. Within spread sectors, the Fund was most significantly overweight in investment grade corporate credit, CMBS and asset-backed securities. Within the government sectors, the Fund was underweight in US Treasuries and agency debentures, while it was overweight in agency MBS. The Fund also held an out-of-index allocation to non-agency residential MBS. The Fund ended the period with longer duration relative to the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	49%
Corporate Bonds	18
U.S. Treasury Obligations	17
Non-Agency Mortgage-Backed Securities	7
Asset-Backed Securities	5
Foreign Agency Obligations	3
Preferred Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	77%
AA/Aa	4
A	7
BBB/Baa	9
BB/Ba	1
B	1
CCC/Caa	1

[1]	Using the higher of S&P’s or Moody’s rating.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

4	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

BlackRock Core Bond Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

The Fund normally invests at lease 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital US Aggregate Bond Index (the benchmark).

[3]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Period Ended September 30, 2011

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	3.45%	4.18%	2.69%	N/A	5.04%	N/A	4.97%	N/A
Institutional	3.34	4.12	2.55	N/A	4.92	N/A	4.82	N/A
Service	3.05	3.98	2.25	N/A	4.66	N/A	4.54	N/A
Investor A	2.98	4.09	2.27	(1.82)%	4.62	3.76%	4.49	4.06%
Investor B	2.18	3.54	1.40	(3.02)	3.78	3.43	3.93	3.93
Investor C	2.31	3.70	1.50	0.52	3.76	3.76	3.67	3.67
Class R	2.73	3.81	1.95	N/A	4.32	N/A	4.17	N/A
Barclays Capital US Aggregate Bond Index	—	6.20	5.26	N/A	6.53	N/A	5.66	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[5]	Ending Account Value September 30, 2011	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,041.80	$2.35	$2.30	$1,000.00	$1,022.76	$2.33	$1,022.81	$2.28
Institutional	$1,000.00	$1,041.20	$2.97	$2.97	$1,000.00	$1,022.16	$2.94	$1,022.16	$2.94
Service	$1,000.00	$1,039.80	$4.50	$4.50	$1,000.00	$1,020.66	$4.46	$1,020.66	$4.46
Investor A	$1,000.00	$1,040.90	$4.40	$4.40	$1,000.00	$1,020.76	$4.36	$1,020.76	$4.36
Investor B	$1,000.00	$1,035.40	$8.67	$8.62	$1,000.00	$1,016.55	$8.59	$1,016.60	$8.54
Investor C	$1,000.00	$1,037.00	$8.37	$8.32	$1,000.00	$1,016.85	$8.29	$1,016.90	$8.24
Class R	$1,000.00	$1,038.10	$5.98	$5.98	$1,000.00	$1,019.20	$5.92	$1,019.20	$5.92

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.46% for BlackRock, 0.58% for Institutional, 0.88% for Service, 0.86% for Investor A, 1.70% for Investor B, 1.64% for Investor C and 1.17% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for BlackRock, 0.58% for Institutional, 0.88% for Service, 0.86% for Investor A, 1.69% for Investor B, 1.63% for Investor C and 1.17% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	5

Fund Summary as of September 30, 2011	BlackRock High Yield Bond Portfolio

Investment Objective

BlackRock High Yield Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

•

On March 18, 2011, the Board of Trustees of BlackRock Funds II approved plans of reorganization whereby the Fund will acquire substantially all of the assets and assume certain stated liabilities of BlackRock High Income Fund (“High Income”), a series of BlackRock Bond Fund, Inc. and High Income Portfolio (“MAS: High Income”), a series of Managed Account Series in exchange for newly issued shares of the Fund. At shareholder meetings held on June 24, 2011 and August 25, 2011, shareholders of MAS: High Income and High Income, respectively, approved the plans of reorganization. The reorganizations took place on September 12, 2011.

How did the Fund perform?

•

For the 12-month period ended September 30, 2011, the Fund’s BlackRock, Institutional, Service and Investor A Share Classes outperformed the benchmark Barclays Capital US Corporate High Yield 2% Issuer Capped Index, while the Fund’s Investor B, Investor B1, Investor C, Investor C1 and Class R Shares underperformed the benchmark index.

What factors influenced performance?

•

Security selection in the lower end of the high yield-credit quality spectrum contributed positively to performance, as did strong selection among names in the electric, gaming and aerospace & defense sectors. Exposure to cash proved beneficial, as risk assets broadly underperformed cash and cash equivalents in the second half of the annual reporting period due to investors’ heightened uncertainty about the global economic environment. A modest allocation to equity futures contracts, which the Fund used to hedge against broader market volatility, also boosted returns.

•

An underweight to higher-quality speculative grade names detracted from performance as these credits outperformed their lower-rated peers amid increasing macroeconomic weakness in the latter part of the period. Security selection in the automotive, diversified industrials and banking sectors also had a negative impact. Exposure to convertible bonds and equities hurt returns as these asset classes underperformed high yield bonds during the period.

•

The Fund uses derivative instruments as part of its investment strategies. The Fund may use interest rate derivatives, including futures contracts, options, swaps and swaptions, mainly for the purpose of managing risks relating to portfolio duration and yield curve positioning. The Fund may also use credit default swaps, options or swaptions to express a view in an individual credit name and as a means of managing credit risk. It may also utilize credit default derivatives on a basket of securities in order to equitize cash or to quickly increase or decrease the portfolio’s exposure to market movements. In addition, the Fund may use stock futures and options to hedge the equity risk inherent within an individual position or group of positions. Stock futures are an efficient mechanism for reducing risk under certain market conditions. The Fund may trade foreign currency exchange contracts or use foreign currency derivatives to manage currency risk in the portfolio. During the period, the use of derivatives had an overall positive impact on Fund returns.

Describe recent portfolio activity.

•

Over the 12-month period, the Fund’s positioning grew more conservative, as management shifted its investment focus toward higher-quality issuers paying attractive yields and better positioned to withstand a challenging economic environment. Concurrently, management reduced exposure to lower-quality and higher-beta (i.e., more sensitive to market volatility) issuers that are less resilient to an economic slowdown. Additionally, management increased the Fund’s exposure to the independent energy sector and reduced exposure to wireless names.

Describe Fund positioning at period end.

•

At period end, the Fund remained underweight higher-quality credit names, although exposure to this portion of the credit spectrum had increased during the period as our stance became more conservative. Additionally, the Fund was slightly underweight in middle-tier high yield bonds after having been overweight in this segment much of the period. The Fund was also underweight in lower-quality debt instruments. From a sector perspective, the Fund was overweight in independent energy, media non-cable and chemicals, while it was underweight in consumer-related sectors including technology, gaming and banking.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	84%
Floating Rate Loan Interests	9
Common Stocks	4
Preferred Stocks	2
Other Interests	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
BBB/Baa	7%
BB/Ba	37
B	42
CCC/Caa	9
D	1
Not Rated	4

[1]	Using the higher of S&P’s or Moody’s rating.

6	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

BlackRock High Yield Bond Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund normally invests at least 80% of its assets in high yield bonds.
[3]

An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Performance Summary for the Period Ended September 30, 2011

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	7.66%	(5.83)%	2.29%	N/A	6.65%	N/A	9.02%	N/A
Institutional	7.58	(5.74)	2.35	N/A	6.57	N/A	8.90	N/A
Service	7.20	(6.05)	1.85	N/A	6.19	N/A	8.58	N/A
Investor A	6.97	(5.91)	2.02	(2.05)%	6.20	5.34%	8.50	8.06%
Investor B	6.43	(6.34)	1.26	(3.04)	5.43	5.13	7.96	7.96
Investor B1	6.79	(6.23)	1.55	(2.27)	5.73	5.44	8.03	8.03
Investor C	6.45	(6.36)	1.17	0.21	5.41	5.41	7.70	7.70
Investor C1	6.68	(6.25)	1.49	0.53	5.64	5.64	7.95	7.95
Class R	6.91	(6.17)	1.57	N/A	5.93	N/A	8.27	N/A
Barclays Capital US Corporate High Yield 2% Issuer Capped Index	—	(5.12)	1.75	N/A	7.26	N/A	8.89	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[5]	Annualized Expense Ratio
BlackRock	$1,000.00	$941.70	$2.82	$1,000.00	$1,022.16	$2.94	0.58%
Institutional	$1,000.00	$942.60	$3.17	$1,000.00	$1,021.81	$3.29	0.65%
Service	$1,000.00	$939.50	$4.96	$1,000.00	$1,019.95	$5.16	1.02%
Investor A	$1,000.00	$940.90	$4.87	$1,000.00	$1,020.05	$5.06	1.00%
Investor B	$1,000.00	$936.60	$8.30	$1,000.00	$1,016.50	$8.64	1.71%
Investor B1	$1,000.00	$937.70	$6.99	$1,000.00	$1,017.85	$7.28	1.44%
Investor C	$1,000.00	$936.40	$8.20	$1,000.00	$1,016.60	$8.54	1.69%
Investor C1	$1,000.00	$937.50	$7.38	$1,000.00	$1,017.45	$7.69	1.52%
Class R	$1,000.00	$938.30	$6.22	$1,000.00	$1,018.65	$6.48	1.28%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	7

Fund Summary as of September 30, 2011	BlackRock Low Duration Bond Portfolio

Investment Objective

BlackRock Low Duration Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

•

On March 18, 2011, the Board of Trustees of the Trust approved a plan of reorganization, whereby the Fund will acquire substantially all of the assets and assume certain stated liabilities of BlackRock Short-Term Bond Fund, a series of BlackRock Short-Term Bond Series, Inc. in exchange for newly issued shares of the Fund. At a shareholder meeting held on July 7, 2011, shareholders of BlackRock Short-Term Bond Fund approved the plan of reorganization. The reorganization took place on July 18, 2011.

How did the Fund perform?

•

The Fund’s BlackRock, Institutional and Investor A1 Share Classes outperformed the benchmark BofA Merrill Lynch 1-3 Year US Corporate & Government Index for the 12-month period ended September 30, 2011. The Fund’s Service, Investor A, Investor B, Investor B3, Investor C, Investor C2, Investor C3 and Class R Shares underperformed the benchmark index for the period[1].

What factors influenced performance?

•

The Fund’s allocations outside the benchmark index to non-government spread sectors (securities driven by movements in credit risk), including investment grade corporate bonds, asset-backed securities, commercial mortgage-backed securities, and non-agency residential mortgage-backed securities (“MBS”), contributed positively to performance for the period. Additionally, the Fund’s yield curve-flattening position between the two- and five-year points on the US Treasury yield curve benefited performance in the latter part of the period when interest rates within that range declined.

•

However, the Fund’s positioning for a flattening yield curve detracted from performance in the earlier half of the period, during which the curve remained steep. In addition, the Fund’s overweight exposure (relative to the benchmark index) to spread sectors hurt performance when investor sentiment switched to “risk off” mode in the latter half of the period. Holdings of investment grade financials and higher-risk crossover credits (securities that straddle the quality boundary between investment grade and non-investment grade) were particularly detrimental.

•

The Fund uses interest rate derivative instruments, which may include futures contracts, options, swaps and swaptions, mainly for the purpose of managing risks relating to portfolio duration and yield curve positioning. The Fund may also use credit default swaps against individual names or broad indices to manage credit risk in the portfolio. Credit default swaps against indices help to manage market risk as well. In addition, the Fund may trade foreign currency exchange contracts or use foreign currency derivatives to manage currency risk in the portfolio. During the period, the use of derivatives had an overall negative impact on Fund returns.

Describe recent portfolio activity.

•

Throughout the 12-month period, the Fund maintained an underweight in US Treasury securities and an overweight in spread sectors. During the period, management reduced exposure to segments that are more vulnerable in an economic slowdown, such as hotels and gaming, and purchased more corporate bonds that were on the verge of being upgraded to the investment grade credit rating category. Toward the end of the period, management generally reduced the level of credit risk across the Fund’s spread-sector holdings. In particular, management further reduced exposure to corporate names in the more cyclical sectors, including financials. Within the Fund’s securitized debt allocation, management reduced exposure to non-agency residential MBS while continuing to favor seasoned agency MBS with 15-year terms to maturity and relatively low pre-payment risk. Management actively managed risks relating to the Fund’s duration (sensitivity to interest rates) and yield curve positioning throughout the period.

Describe Fund positioning at period end.

•

The Fund ended the period with a neutral duration position relative to the BofA Merrill Lynch 1-3 Year US Corporate & Government Index and a yield curve-flattening bias between the two- and five-year points on the US Treasury yield curve. The Fund continues to be managed with the highest possible degree of liquidity through a core exposure to government-owned and government-related debt along with a diversified allocation across non-government spread sectors. As of period end, the Fund remained overweight in short-dated US investment grade corporate credit in anticipation of continued low rates of default and strong corporate credit fundamentals. However, the Fund has a lower risk profile for the near term given the current landscape of slowing growth and volatile markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	40%
U.S. Government Sponsored Agency Securities	17
Asset-Backed Securities	14
U.S. Treasury Obligations	13
Non-Agency Mortgage-Backed Securities	13
Taxable Municipal Bonds	2
Foreign Agency Obligations	1

[1]

Performance for Investor B3, Investor C3 and Class R Shares of the Fund prior to July 18, 2011 is based on Institutional Shares restated to reflect Investor B3, Investor C3 and Class R Shares’ fees, respectively.

Credit Quality Allocation[2]	Percent of Long-Term Investments
AAA/Aaa[3]	49%
AA/Aa	6
A	14
BBB/Baa	20
BB/Ba	7
B	4

[2]	Using the higher of S&P’s or Moody’s rating.

[3]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

8	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

BlackRock Low Duration Bond Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±1% of the duration of the BofA Merrill Lynch 1-3 Year US Corporate & Government Index.
[3]	An unmanaged index comprised of investment grade corporate bonds and US Government Agency and US Treasury securities with maturities ranging from 1 to 3 years.

Performance Summary for the Period Ended September 30, 2011

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	2.41%	0.49%	1.59%	N/A	3.45%	N/A	3.20%	N/A
Institutional	2.38	0.47	1.55	N/A	3.41	N/A	3.11	N/A
Service	2.05	0.31	1.23	N/A	3.08	N/A	2.79	N/A
Investor A	2.04	0.30	1.21	(1.03)%	3.05	2.57%	2.75	2.51%
Investor A1	2.20	0.38	1.36	0.33	3.22	3.01	2.93	2.83
Investor B	1.19	(0.09)	0.39	(4.05)	2.27	1.91	2.22	2.22
Investor B3	1.25	(0.12)	0.35	(3.59)	2.19	1.84	1.90	1.90
Investor C	1.30	(0.18)	0.45	(0.53)	2.29	2.29	1.98	1.98
Investor C2	1.92	0.24	1.07	0.08	2.92	2.92	2.61	2.61
Investor C3	1.35	(0.11)	0.37	(0.62)	2.20	2.20	1.90	1.90
Class R	1.61	0.04	0.66	N/A	2.50	N/A	2.21	N/A
BofA Merrill Lynch 1-3 Year US Corporate & Government Index	—	1.12	1.26	N/A	4.10	N/A	3.62	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual						Hypothetical[8]
			Including Interest Expense and Fees		Excluding Interest Expense and Fees			Including Interest Expense and Fees			Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[5]		Expenses Paid During the Period[7]		Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[5]		Ending Account Value September 30, 2011	Expenses Paid During the Period[7]
BlackRock	$1,000.00	$1,004.90	$2.16		$2.06		$1,000.00	$1,022.91	$2.18		$1,023.01	$2.08
Institutional	$1,000.00	$1,004.70	$2.36		$2.26		$1,000.00	$1,022.71	$2.38		$1,022.81	$2.28
Service	$1,000.00	$1,003.10	$3.97		$3.87		$1,000.00	$1,021.11	$4.00		$1,021.21	$3.90
Investor A	$1,000.00	$1,003.00	$3.97		$3.92		$1,000.00	$1,021.11	$4.00		$1,021.16	$3.95
Investor A1	$1,000.00	$1,003.80	$3.27		$3.16		$1,000.00	$1,021.81	$3.29		$1,021.91	$3.19
Investor B	$1,000.00	$ 999.10	$8.17		$8.07		$1,000.00	$1,016.90	$8.24		$1,017.00	$8.14
Investor B3	$1,000.00	$ 988.70	$3.33	[6]	$3.31	[6]	$1,000.00	$1,006.92	$3.36	[6]	$1,006.95	$3.34	[6]
Investor C	$1,000.00	$ 998.20	$7.81		$7.71		$1,000.00	$1,017.25	$7.89		$1,017.35	$7.79
Investor C2	$1,000.00	$1,002.40	$4.72		$4.62		$1,000.00	$1,020.36	$4.76		$1,020.46	$4.66
Investor C3	$1,000.00	$ 988.80	$3.17	[6]	$3.15	[6]	$1,000.00	$1,007.09	$3.20	[6]	$1,007.11	$3.18	[6]
Class R	$1,000.00	$ 989.40	$2.64	[6]	$2.60	[6]	$1,000.00	$1,007.62	$2.66	[6]	$1,007.66	$2.62	[6]

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.43% for BlackRock, 0.47% for Institutional, 0.79% for Service, 0.79% for Investor A, 0.65% for Investor A1, 1.63% for Investor B, 1.63% for Investor B3, 1.56% for Investor C, 0.94% for Investor C2, 1.55% for Investor C3 and 1.29% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]

For Investor B3, Investor C3 and Class R of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multuplied by 75/365 (to reflect the period the classes were open).

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.41% for BlackRock, 0.45% for Institutional, 0.77% for Service, 0.78% for Investor A, 0.63% for Investor A1, 1.61% for Investor B, 1.62% for Investor B3, 1.54% for Investor C, 0.92% for Investor C2, 1.54% for Investor C3 and 1.27% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	9

About Fund Performance

•	BlackRock and Institutional Shares are not subject to any sales charge. BlackRock and Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor A Shares incur a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Low Duration Bond Portfolio (“Low Duration Bond”), which incurs an initial sales charge of 2.25%. Investor A shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor A1 Shares incur a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). Prior to October 2, 2006, Low Duration Bond Investor A1 Shares’ performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor A1 Shares’ fees.

•

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions). All returns for periods greater than seven years reflect this conversion.

•

Investor B1 Shares are subject to a maximum CDSC of 4.00% declining to 0% after six years and a distribution fee of 0.50% per year and a service fee of 0.25% per year. Prior to October 2, 2006, BlackRock High Yield Bond Portfolio’s (“High Yield Bond”) Investor B1 Shares’ performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor B1 Shares’ fees.

•

Investor B3 Shares are subject to a maximum CDSC of 4%, declining to 0% after six years. In addition, Investor B3 Shares are subject to a distribution fee of 0.65% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions). Prior to July 18, 2011, Low Duration Bond’s Investor B3 Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B3 Shares’ fees.

•

Investor C, Investor C1, Investor C2 and C3 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, Investor C, Investor C1, Investor C2 and Investor C3 Shares are subject to a distribution fee of 0.75%, 0.55%, 0.30% and 0.65% per year, respectively, and a service fee of 0.25%, 0.25%, 0.10% and 0.25% per year, respectively. Prior to October 2, 2006, High Yield Bond’s Investor C1 Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Shares’ fees. Prior to October 2, 2006, Low Duration Bond’s Investor C2 Shares’ performance results were those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor C2 Shares’ fees. Prior to July 18, 2011, Low Duration Bond’s Investor C3 Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C3 Shares’ fees.

•

Class R Shares are not subject to any sales charge (front-end load) or deferred sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans. Prior to October 2, 2006, High Yield Bond’s and BlackRock Core Bond Portfolio’s Class R Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares’ fees. Prior to July 18, 2011, Low Duration Bond’s Class R Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares’ fees.

Investor A1, B, B1, B3, C1, C2 and C3 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC (the “Manager”) is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

10	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2011 and held through September 30, 2011, except for Low Duration Investor B3, Investor C3 and Class R Shares, which are based on a hypothetical investment of $1,000 invested on July 18, 2011 and held through September 30, 2011) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if a Fund had not used leverage.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on the Funds’ performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	11

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, equity, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument.

A Fund’s ability to successfully use a derivative financial instrument depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Funds can realize on an investment, may result in lower dividends paid to shareholders or may cause the Funds to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

12	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments September 30, 2011	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
321 Henderson Receivables I LLC:
Series 2010-1A, Class A, 5.56%,
8/15/35 (a)	USD	11,552	$13,259,775
Series 2010-2A, Class A, 4.07%,
1/15/28 (a)		2,774	2,886,039
Series 2010-3A, Class A, 3.82%,
1/15/32 (a)		9,207	9,267,385
AmeriCredit Automobile Receivables Trust, Series 2010-4,
Class B, 1.99%, 12/08/13		9,500	9,485,834
Bear Stearns Asset-Backed Securities Trust, Series 2006-3,
Class A1, 0.38%, 8/25/36 (b)		187	185,550
Capital One Multi-Asset Execution Trust:
Series 2006-A5, Class A5, 0.29%,
3/15/13 (b)		2,610	2,603,615
Series 2007-C2, Class C2, 0.53%,
1/17/12 (b)		10,469	10,446,812
Citibank Omni Master Trust:
Series 2009-A8, Class A8, 2.33%,
5/15/12 (a)(b)		11,690	11,789,495
Series 2009-A12, Class A12, 3.35%,
8/15/12 (a)		6,610	6,729,835
Series 2009-A13, Class A13, 5.35%,
8/15/14 (a)		4,100	4,493,303
Series 2009-A14A, Class A14, 2.98%,
8/15/14 (a)(b)		8,030	8,401,656
Series 2009-A17, Class A17, 4.90%,
11/17/14 (a)		21,280	23,169,364
Conseco Financial Corp., Series 1996-7,
Class A6, 7.65%, 10/15/27 (b)		534	549,814
Countrywide Asset-Backed Certificates:
Series 2004-14, Class A4, 0.51%,
6/25/35 (b)		413	395,397
Series 2007-12, Class 2A1, 0.58%,
5/25/29 (b)		2,076	1,921,482
Credit Acceptance Auto Loan Trust, Series 2010-1,
Class A, 2.06%, 4/16/18 (a)		10,920	10,930,518
Globaldrive BV, Series 2008-2,
Class A, 4.00%, 10/20/16	EUR	3,776	5,105,646
GSAA Trust:
Series 2005-11, Class 2A1, 0.51%,
10/25/35 (b)	USD	4,387	2,960,844
Series 2006-5, Class 2A1, 0.30%,
3/25/36 (b)		1,318	573,974
Home Equity Asset Trust, Series 2007-2,
Class 2A1, 0.34%, 7/25/37 (b)		4,436	4,288,406
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1,
Class A, 1.25%, 1/15/24 (a)(b)		177	131,671
Lehman XS Trust, Series 2005-5N,
Class 3A2, 0.59%, 11/25/35 (b)		7,576	2,207,313
Option One Mortgage Loan Trust, Series 2007-5,
Class 2A1, 0.32%, 5/25/37 (b)		1,216	1,196,488
PMC Capital LP, Series 1998-1,
Class A, 2.25%, 4/01/21 (a)(b)		391	273,526
Santander Consumer Acquired Receivables Trust:
Series 2011-S1A, Class B, 1.66%,
6/15/13 (a)		7,636	7,578,970
Series 2011-S1A, Class C, 2.01%,
6/15/13 (a)		5,304	5,226,342
Series 2011-WO, Class B, 2.32%,
1/15/14 (a)		18,477	18,660,292
Series 2011-WO, Class C, 3.19%,
8/15/14 (a)		6,140	6,223,504
Santander Drive Auto Receivables Trust:
Series 2010-3, Class B, 2.05%,
5/15/15		10,080	10,036,885
Series 2010-B, Class B, 2.10%,
9/15/14 (a)		7,630	7,626,302
Series 2010-B, Class C, 3.02%,
10/17/16 (a)		7,890	7,877,557
Series 2011-S1A, Class B, 1.48%,
7/15/13 (a)		4,673	4,640,400
Series 2011-S1A, Class D, 3.10%,
3/15/13 (a)		8,752	8,715,655
Scholar Funding Trust, Series 2011-A,
Class A, 1.15%, 7/28/34 (a)(b)		11,831	11,444,538
SLM Student Loan Trust:
Series 2003-B, Class A2, 0.75%,
3/15/22 (b)		6,484	6,232,631
Series 2004-A, Class A3, 0.75%,
6/15/33 (b)		705	605,988
Series 2004-B, Class A2, 0.55%,
6/15/21 (b)		2,543	2,451,076
Series 2005-8, Class A4, 1.00%,
1/25/28 (b)		7,725	7,495,699
Series 2005-B, Class A2, 0.53%,
3/15/23 (b)		4,883	4,709,064
Series 2008-5, Class A3, 1.55%,
1/25/18 (b)		10,065	10,267,519
Series 2008-5, Class A4, 1.95%,
7/25/23 (b)		31,460	32,315,045
Series 2010-C, Class A1, 1.88%,
2/15/13 (a)(b)		2,818	2,827,591
Structured Asset Receivables Trust Certificates,
Series 2003-2A, 0.28%, 1/21/12 (a)(b)		7	7,446
Structured Asset Securities Corp.:
Series 2003-AL1, Class A, 3.36%,
4/25/31 (a)		1,457	1,408,041
Series 2007-BC1, Class A2, 0.28%,
2/25/37 (b)		729	696,410
Structured Receivables Finance LLC, Series 2010-B,
Class A, 3.73%, 2/16/26 (a)		5,478	5,478,453
U.S. Small Business Administration, Series 2003-10A,
Class 1, 4.63%, 3/10/13		2,775	2,880,474

Total Asset-Backed Securities – 8.9%			298,659,624

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AKA	Also Known As	GO	General Obligation
	CAD	Canadian Dollar	LIBOR	London InterBank Offered Rate
	CNY	Chinese Yuan	NZD	New Zealand Dollar
	EUR	Euro	RB	Revenue Bonds
	FKA	Formerly Known As	SEK	Sweden Krona
	GBP	British Pound	TBA	To Be Announced
	JPY	Japanese Yen	USD	US Dollar

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	13

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Auto Components – 0.1%
BorgWarner, Inc., 4.63%, 9/15/20	USD	2,875	$3,092,218

Building Products – 0.0%
Lafarge SA, 7.13%, 7/15/36		1,710	1,476,048

Capital Markets – 3.1%
Credit Suisse AG, 5.40%, 1/14/20		2,610	2,507,450
Credit Suisse AG/Guernsey, 2.60%, 5/27/16 (a)		5,660	5,827,140
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13		13,195	13,710,278
3.70%, 8/01/15		13,790	13,501,541
3.63%, 2/07/16		26,624	25,920,461
Lehman Brothers Holdings, Inc., 6.75%, 12/28/17 (c)(d)		14,400	7,200
Morgan Stanley:
2.79%, 5/14/13 (b)		5,260	5,086,273
4.20%, 11/20/14		6,144	6,008,666
4.00%, 7/24/15		3,920	3,695,016
6.25%, 8/28/17		3,330	3,288,205
5.63%, 9/23/19		5,600	5,253,198
UBS AG, 2.25%, 8/12/13		19,200	18,855,744

			103,661,172

Commercial Banks – 4.2%
DnB NOR Boligkreditt:
2.10%, 10/14/15 (a)		41,970	42,475,235
2.90%, 3/29/16 (a)		27,075	28,058,283
HSBC Bank Brasil SA - Banco Multiplo, 4.00%, 5/11/16 (a)		14,280	13,958,700
HSBC Bank Plc, 3.10%, 5/24/16 (a)		6,830	6,790,208
HSBC Holdings Plc, 5.10%, 4/05/21		5,780	5,951,955
Royal Bank of Canada, 3.13%, 4/14/15 (a)		9,383	9,955,016
Sparebank 1 Boligkreditt AS:
1.25%, 10/25/13 (a)		17,230	17,305,467
2.63%, 5/27/16 (a)		16,510	16,856,099

			141,350,963

Consumer Finance – 1.5%
Capital One Financial Corp.:
3.15%, 7/15/16		24,605	24,358,655
4.75%, 7/15/21		8,565	8,579,089
Discover Bank, 7.00%, 4/15/20		715	757,862
SLM Corp.:
0.55%, 1/27/14 (b)		6,750	6,195,859
5.75%, 1/31/14 (b)		3,850	3,663,121
6.25%, 1/25/16		6,974	6,845,218

			50,399,804

Diversified Financial Services – 5.0%
AngloGold Ashanti Holdings Plc, 5.38%, 4/15/20		3,315	3,247,775
Bank of America Corp.:
6.00%, 9/01/17		2,400	2,309,047
5.63%, 7/01/20		6,315	5,816,507
The Bear Stearns Cos. LLC, 6.95%, 8/10/12		3,575	3,750,779
BP Capital Markets Plc:
3.13%, 3/10/12		16,550	16,703,121
3.88%, 3/10/15		1,200	1,272,259
3.13%, 10/01/15		3,380	3,492,486
Citigroup, Inc.:
5.00%, 9/15/14		2,855	2,800,067
4.75%, 5/19/15		14,085	14,433,505
4.59%, 12/15/15		29,680	30,474,296
6.00%, 8/15/17		1,020	1,082,460
5.38%, 8/09/20		2,040	2,113,475
Crown Castle Towers LLC, 6.11%, 1/15/20 (a)		16,615	18,675,243
General Electric Capital Corp.:
0.37%, 4/10/12 (b)		1,025	1,025,493
5.50%, 1/08/20		14,475	15,788,375
5.30%, 2/11/21		2,665	2,764,674
JPMorgan Chase & Co., 3.15%, 7/05/16		4,362	4,333,673
JPMorgan Chase Bank, N.A.:
6.00%, 7/05/17		17,085	18,415,939
6.00%, 10/01/17		1,940	2,039,532
Northern Rock Asset Management Plc, 5.63%, 6/22/17 (a)		2,970	3,136,941
Novus USA Trust, Series 2010-1, 1.54%, 11/18/11 (a)(b)		9,490	9,425,534
Osprey Trust/Osprey I, Inc., 7.80%, 1/15/49 (a)(b)(c)(d)		2,375	5,937
Woodside Finance Ltd., 4.60%, 5/10/21 (a)		2,085	2,153,905

			165,261,023

Diversified Telecommunication Services – 1.2%
Qwest Communications International, Inc.:
8.00%, 10/01/15		2,413	2,509,520
7.13%, 4/01/18		492	482,160
Qwest Corp.:
7.63%, 6/15/15		1,969	2,106,830
8.38%, 5/01/16		2,070	2,271,825
6.50%, 6/01/17		1,061	1,095,482
Telecom Italia Capital SA:
5.25%, 11/15/13		3,955	3,865,914
5.25%, 10/01/15		4,700	4,480,900
Telefonica Emisiones SAU:
4.95%, 1/15/15		5,425	5,352,272
6.42%, 6/20/16		5,350	5,485,034
Verizon Communications, Inc., 6.40%, 2/15/38		6,041	7,404,587
Verizon New Jersey, Inc., 5.88%, 1/17/12		5,215	5,290,711

			40,345,235

Electric Utilities – 1.6%
Alabama Power Co., 3.95%, 6/01/21		4,490	4,873,370
Carolina Power & Light Co., 5.30%, 1/15/19		2,425	2,860,372
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		1,191	1,610,713
5.95%, 12/15/36		1,270	1,329,510
Duke Energy Carolinas LLC:
5.25%, 1/15/18		925	1,087,889
3.90%, 6/15/21		1,495	1,597,251
6.00%, 1/15/38		4,920	6,274,574
Florida Power & Light Co.:
4.95%, 6/01/35		2,875	3,219,313
5.95%, 2/01/38		1,410	1,800,679
5.69%, 3/01/40		400	502,198
Florida Power Corp., 5.90%, 3/01/33		780	979,923
Georgia Power Co., 3.00%, 4/15/16		4,115	4,310,845
Jersey Central Power & Light Co., 7.35%, 2/01/19		2,500	3,185,815
MidAmerican Energy Holdings Co.:
5.95%, 5/15/37		3,325	3,912,378
6.50%, 9/15/37		875	1,094,339
PacifiCorp:
5.50%, 1/15/19		3,600	4,307,015
6.25%, 10/15/37		4,200	5,435,896
See Notes to Financial Statements.

14	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Electric Utilities (concluded)
Southern California Edison Co., 5.95%, 2/01/38	USD	1,000	$1,305,783
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (a)		2,605	2,735,722

			52,423,585

Electronic Equipment, Instruments & Components – 0.4%
Jabil Circuit, Inc., 8.25%, 3/15/18		13,030	14,756,475

Energy Equipment & Services – 0.2%
Ensco Plc:
3.25%, 3/15/16		1,740	1,766,803
4.70%, 3/15/21		3,632	3,701,865
Weatherford International Ltd./Bermuda, 6.75%, 9/15/40		935	997,155

			6,465,823

Food & Staples Retailing – 0.0%
Wal-Mart Stores, Inc., 5.63%, 4/01/40		1,177	1,431,743

Food Products – 1.1%
Kraft Foods, Inc.:
6.50%, 8/11/17		10,565	12,536,218
5.38%, 2/10/20		7,475	8,459,614
Tyson Foods, Inc., 10.50%, 3/01/14		13,030	15,049,650

			36,045,482

Gas Utilities – 0.1%
KeySpan Gas East Corp., 5.82%, 4/01/41 (a)		2,485	3,017,282

Health Care Equipment & Supplies – 0.3%
Boston Scientific Corp.:
4.50%, 1/15/15		1,805	1,886,091
6.40%, 6/15/16		1,555	1,737,999
5.13%, 1/12/17		6,311	6,778,885
CareFusion Corp., 6.38%, 8/01/19		850	1,016,680

			11,419,655

Health Care Providers & Services – 0.1%
WellPoint, Inc., 5.25%, 1/15/16		1,515	1,686,356

Hotels, Restaurants & Leisure – 0.2%
Yum! Brands, Inc.:
6.25%, 4/15/16		2,701	3,162,579
5.30%, 9/15/19		1,787	2,017,891

			5,180,470

Independent Power Producers & Energy Traders – 0.2%
Ipalco Enterprises, Inc., 5.00%, 5/01/18 (a)		7,350	6,725,250
Insurance – 2.6%
American International Group, Inc., 5.45%, 5/18/17		3,790	3,629,209
Berkshire Hathaway Finance Corp., 4.75%, 5/15/12		3,290	3,373,773
Fairfax Financial Holdings Ltd., 5.80%, 5/15/21 (a)		6,115	5,821,260
Hartford Financial Services Group, Inc., 6.00%, 1/15/19		3,125	3,139,637
Hartford Life Global Funding Trusts, 0.53%, 6/16/14 (b)		12,800	12,487,245
Manulife Financial Corp., 3.40%, 9/17/15		11,650	11,853,584
Metropolitan Life Global Funding I:
2.88%, 9/17/12 (a)		1,100	1,117,435
2.50%, 1/11/13 (a)		11,365	11,485,810
5.13%, 6/10/14 (a)		3,625	3,915,232
New York Life Global Funding, 5.25%, 10/16/12 (a)		4,825	5,050,817
Pricoa Global Funding I, 5.40%, 10/18/12 (a)		3,950	4,114,640
Prudential Financial, Inc.:
5.80%, 6/15/12		2,250	2,309,231
4.75%, 9/17/15		7,995	8,346,148
5.38%, 6/21/20		3,470	3,641,158
4.50%, 11/15/20		4,840	4,808,361
7.38%, 11/15/20		2,760	3,234,165

			88,327,705

Life Sciences Tools & Services – 0.2%
Life Technologies Corp.:
6.00%, 3/01/20		635	702,988
5.00%, 1/15/21		5,124	5,305,215

			6,008,203

Media – 3.6%
CBS Corp.:
4.63%, 5/15/18		1,635	1,749,841
8.88%, 5/15/19		3,650	4,661,634
5.75%, 4/15/20		2,610	2,872,282
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		2,050	2,957,847
Comcast Corp.:
5.88%, 2/15/18		4,079	4,725,717
6.95%, 8/15/37		3,155	3,782,009
COX Communications, Inc., 8.38%, 3/01/39 (a)		8,375	11,536,202
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.13%, 2/15/16		8,907	9,062,302
Discovery Communications LLC, 3.70%, 6/01/15		1,990	2,094,395
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		13,030	14,821,625
NBCUniversal Media LLC:
5.15%, 4/30/20		9,964	10,926,333
4.38%, 4/01/21		7,510	7,713,791
News America, Inc.:
7.75%, 1/20/24		1,285	1,595,951
8.50%, 2/23/25		2,595	3,407,770
7.63%, 11/30/28		850	1,023,299
TCI Communications, Inc., 7.88%, 2/15/26		2,540	3,279,206
Time Warner Cable, Inc.:
5.88%, 11/15/40		5,060	5,184,739
5.50%, 9/01/41		4,450	4,398,411
Time Warner, Inc.:
4.70%, 1/15/21		2,170	2,268,149
6.10%, 7/15/40		1,440	1,581,749
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		19,931	21,176,687

			120,819,939

Metals & Mining – 0.9%
Barrick Gold Corp., 2.90%, 5/30/16		25,025	25,353,728
Barrick North America Finance LLC, 4.40%, 5/30/21		155	158,943
Cliffs Natural Resources, Inc.:
4.88%, 4/01/21		5,345	5,166,440
6.25%, 10/01/40		770	749,907

			31,429,018

Multiline Retail – 0.3%
Macy’s Retail Holdings, Inc., 5.90%, 12/01/16		9,450	10,371,602

Multi-Utilities – 0.1%
CenterPoint Energy, Inc., 6.50%, 5/01/18		1,500	1,764,231

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	15

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels – 3.4%
Anadarko Petroleum Corp.:
5.95%, 9/15/16	USD	13,025	$14,246,732
6.38%, 9/15/17		12,997	14,580,347
6.95%, 6/15/19		1,896	2,199,405
CenterPoint Energy Resources Corp., 6.15%, 5/01/16		2,100	2,409,809
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/01/20		2,440	2,685,864
Enterprise Products Operating LLC:
6.30%, 9/15/17		2,050	2,379,693
5.20%, 9/01/20		3,953	4,346,347
6.13%, 10/15/39		4,520	4,921,281
Kinder Morgan Energy Partners LP:
6.55%, 9/15/40		1,145	1,278,618
6.38%, 3/01/41		1,630	1,730,265
Marathon Petroleum Corp., 6.50%, 3/01/41 (a)		7,876	8,496,700
Nexen, Inc., 7.50%, 7/30/39		11,705	13,708,756
Pride International, Inc., 6.88%, 8/15/20		2,435	2,809,708
Rockies Express Pipeline LLC:
3.90%, 4/15/15 (a)		8,192	8,396,112
6.85%, 7/15/18 (a)		7,663	8,051,736
Valero Energy Corp.:
6.13%, 2/01/20		2,610	2,896,153
6.63%, 6/15/37		1,416	1,521,314
Western Gas Partners LP, 5.38%, 6/01/21		7,080	7,103,293
Williams Partners LP, 4.13%, 6/01/21		9,730	9,654,505

			113,416,638

Paper & Forest Products – 0.7%
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)		13,030	14,402,580
International Paper Co.:
5.30%, 4/01/15		434	460,500
7.95%, 6/15/18		4,000	4,620,112
Inversiones CMPC SA, 4.75%, 1/19/18 (a)		2,405	2,431,157

			21,914,349

Real Estate Investment Trusts (REITs) – 0.1%
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		2,720	2,612,217

Real Estate Management & Development – 0.1%
WEA Finance LLC, 4.63%, 5/10/21 (a)		3,115	2,974,513

Road & Rail – 0.2%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40		5,030	5,917,528

Software – 0.0%
Oracle Corp., 5.38%, 7/15/40 (a)		905	1,049,797

Tobacco – 0.2%
Philip Morris International, Inc.:
4.88%, 5/16/13		2,965	3,145,791
6.88%, 3/17/14		900	1,021,346
4.50%, 3/26/20		2,800	3,114,888

			7,282,025

Wireless Telecommunication Services – 0.3%
America Movil SAB de CV, 2.38%, 9/08/16		7,285	7,044,595
Rogers Communications, Inc., 6.25%, 6/15/13		2,625	2,841,820

			9,886,415

Total Corporate Bonds – 32.0%			1,068,512,764

Foreign Agency Obligations
CDP Financial, Inc., 3.00%, 11/25/14 (a)		22,520	23,539,007
Corporacion Nacional del Cobre de Chile, 3.75%, 11/04/20 (a)		2,843	2,826,272
Eksportfinans ASA, 5.50%, 5/25/16		11,925	13,994,298
FIH Erhvervsbank A/S, 2.45%, 8/17/12 (a)		9,230	9,374,643
Hydro Quebec:
9.40%, 2/01/21		3,890	5,966,046
8.40%, 1/15/22		7,595	11,120,872
8.05%, 7/07/24		18,860	28,053,609
Korea Electric Power Corp., 5.13%, 4/23/34 (a)		75	78,000
Kreditanstalt fuer Wiederaufbau:
1.38%, 7/15/13		6,400	6,491,667
2.00%, 6/01/16		5,600	5,812,979
Petrobras International Finance Co.:
3.88%, 1/27/16		14,340	14,225,280
5.88%, 3/01/18		1,720	1,791,156
5.75%, 1/20/20		20,420	21,195,960

Total Foreign Agency Obligations – 4.3%			144,469,789

Foreign Government Obligations
Mexico – 0.3%
United Mexican States:
5.63%, 1/15/17		4,800	5,347,200
5.13%, 1/15/20		1,850	2,002,625
7.50%, 4/08/33		640	847,040

			8,196,865

Poland – 0.2%
Poland Government International Bond, 5.13%, 4/21/21		6,900	6,882,750

Total Foreign Government Obligations – 0.5%			15,079,615

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations – 3.7%
Arkle Master Issuer Plc, Series 2010-1A,
Class 2A, 1.44%, 2/17/15 (a)(b)		5,970	5,945,684
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7,
Class 4A, 2.78%, 10/25/34 (b)		995	871,447
Countrywide Alternative Loan Trust:
Series 2005-20CB, Class 3A3, 5.50%,
7/25/35		1,136	1,110,290
Series 2005-21CB, Class A17, 6.00%,
6/25/35		21,670	19,335,791
Series 2006-OA21, Class A1, 0.42%,
3/20/47 (b)		4,002	1,995,520
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 0.77%,
2/25/35 (b)		1,006	817,212
Series 2006-OA5, Class 2A1, 0.43%,
4/25/36 (b)		4,845	2,603,741
Series 2006-OA5, Class 3A1, 0.43%,
4/25/46 (b)		6,295	3,686,897
Series 2007-J3, Class A10, 6.00%,
7/25/37		16,621	13,658,276
Credit Suisse Mortgage Capital Certificates:
Series 2006-8, Class 3A1, 6.00%,
10/25/21		3,845	3,143,704
Series 2011-2R, Class 2A1, 2.73%,
7/27/36 (a)(b)		8,894	8,626,413
Series 2011-4R, Class 5A1, 5.37%,
5/27/36 (a)(b)		13,669	12,575,502

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
Series 2011-4R, Class 6A1, 2.71%,
5/27/36 (a)(b)	USD	2,835	$2,537,261
Deutsche Alt-A Securities, Inc., Series 2006-OA1,
Class A1, 0.43%, 2/25/47 (b)		684	404,646
First Horizon Asset Securities, Inc., Series 2005-AR3,
Class 3A1, 5.52%, 8/25/35 (b)		2,635	2,220,031
GSR Mortgage Loan Trust, Series 2005-AR1,
Class 2A1, 2.91%, 1/25/35 (b)		8,676	7,696,885
Harborview Mortgage Loan Trust, Series 2005-8,
Class 1A2A, 0.56%, 9/19/35 (b)		183	110,714
Holmes Master Issuer Plc, Series 2007-2A,
Class 3A1, 0.33%, 7/15/21 (b)		1,550	1,549,318
Homebanc Mortgage Trust:
Series 2005-4, Class A1, 0.50%,
10/25/35 (b)		7,971	5,165,701
Series 2006-2, Class A1, 0.41%,
12/25/36 (b)		1,668	1,077,625
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%,
6/25/21		1,738	1,642,793
Series 2007-S1, Class 1A2, 5.50%,
3/25/22		1,308	1,220,346
MortgageIT Trust, Series 2004-1,
Class A1, 1.01%, 11/25/34 (b)		2,460	2,142,411
Residential Accredit Loans, Inc., Series 2006-QO2,
Class A1, 0.45%, 2/25/46 (b)		4,755	1,672,068
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16,
Class 3A1, 2.65%, 11/25/34 (b)		6,616	5,719,966
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4,
Class 1A, 1.01%, 5/25/47 (b)		1,882	1,129,656
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR18,
Class 2A1, 5.40%, 11/25/36 (b)		18,381	13,962,552

			122,622,450

Commercial Mortgage-Backed Securities – 9.4%
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
Series 2002-2, Class A3, 5.12%,
7/11/43		16,082	16,201,482
Series 2002-PB2, Class A4, 6.19%,
6/11/35		2,167	2,172,875
Series 2006-5, Class AM, 5.45%,
9/10/16		880	753,288
Series 2007-1, Class A4, 5.45%,
1/15/17		10,465	11,160,661
Series 2007-3, Class A4, 5.80%,
5/10/17 (b)		1,565	1,645,795
Series 2007-4, Class A3, 5.98%,
8/10/14 (b)		6,000	6,338,214
Bear Stearns Commercial Mortgage Securities:
Series 2005-PW10, Class AM, 5.45%,
12/15/15 (b)		990	944,041
Series 2005-PWR9, Class A4A, 4.87%,
9/11/42		8,375	9,003,477
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2006-CD3, Class AJ, 5.69%,
10/15/48		4,020	2,115,352
Series 2007-CD4, Class A4, 5.32%,
3/11/12		4,220	4,349,980
Series 2007-CD5, Class A4, 5.89%,
8/15/17 (b)		893	957,755
Commercial Mortgage Loan Trust, Series 2008-LS1,
Class A4B, 6.21%, 9/10/17 (b)		3,730	3,930,775
Commercial Mortgage Pass-Through Certificates, Series 2006-C8,
Class A4, 5.31%, 12/10/16		2,500	2,623,872
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3,
Class AJ, 4.77%, 7/15/37		7,325	6,430,932
Credit Suisse Mortgage Capital Certificates:
Series 2006-C3, Class AM, 6.01%,
6/15/16 (b)		2,410	2,191,015
Series 2006-C4, Class A3, 5.47%,
8/15/16		2,695	2,771,923
Series 2007-C4, Class A3, 5.99%,
7/15/14 (b)		5,045	5,261,935
Series 2010-RR2, Class 2A, 5.99%,
6/15/17 (a)(b)		10,710	11,801,424
CW Capital Cobalt Ltd., Series 2006-C1,
Class A4, 5.22%, 8/15/48		1,950	2,029,923
Extended Stay America Trust:
Series 2010-ESHA, Class A, 2.95%,
11/05/15 (a)		4,854	4,773,027
Series 2010-ESHA, Class D, 5.50%,
11/05/15 (a)		5,075	4,772,840
GE Capital Commercial Mortgage Corp.:
Series 2002-1A, Class A3, 6.27%,
12/10/35		16,537	16,698,114
Series 2002-2A, Class A3, 5.35%,
8/11/36		19,110	19,465,981
Series 2007-C1, Class A2, 5.42%,
12/10/49		16,896	16,985,602
GMAC Commercial Mortgage Securities, Inc.:
Series 2003-C2, Class A2, 5.64%,
5/10/40 (b)		23,915	25,450,630
Series 2003-C3, Class A3, 4.65%,
4/10/40		201	202,855
Series 2006-C1, Class AM, 5.29%,
11/10/45 (b)		1,540	1,470,444
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG9, Class A2, 5.38%,
7/10/12		18,570	18,681,456
Series 2007-GG9, Class A4, 5.44%,
1/10/17		6,315	6,548,055
GS Mortgage Securities Corp. II:
Series 2004-GG2, Class A4, 4.96%,
8/10/38		3,371	3,371,055
Series 2006-GG8, Class A4, 5.56%,
11/10/39		2,760	2,916,658
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-CB8, Class A1A, 4.16%,
1/12/39 (a)		8,247	8,478,473
Series 2006-CB14, Class AM, 5.64%,
12/12/44 (b)		1,120	1,045,813
Series 2006-CB17, Class AM, 5.46%,
12/12/43		1,740	1,592,418

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	17

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Series 2007-CB18, Class A3, 5.45%,
7/12/16	USD	1,215	$1,257,949
Series 2007-CB19, Class A4, 5.93%,
4/12/17 (b)		5,830	6,178,547
Series 2007-LD11, Class A2, 5.99%,
7/15/12 (b)		19,993	20,294,019
LB-UBS Commercial Mortgage Trust:
Series 2003-C7, Class A2, 4.06%,
9/15/27 (b)		190	190,160
Series 2006-C4, Class AM, 6.09%,
6/15/38 (b)		1,110	1,083,733
Series 2006-C7, Class AM, 5.38%,
10/15/16		1,100	966,166
Series 2007-C6, Class A4, 5.86%,
7/15/40 (b)		6,020	6,442,297
Series 2007-C7, Class A3, 5.87%,
9/15/45 (b)		5,785	6,205,066
Merrill Lynch Mortgage Trust:
Series 2003-KEY1, Class A4, 5.24%,
11/12/35 (b)		7,100	7,454,460
Series 2004-KEY2, Class A4, 4.86%,
8/12/39 (b)		2,000	2,112,296
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9,
Class A4, 5.70%, 9/12/17		1,540	1,588,419
Morgan Stanley Capital I:
Series 2004-HQ4, Class A7, 4.97%,
4/14/40		2,500	2,644,225
Series 2007-HQ12, Class A2FL, 0.48%,
6/12/12 (b)		970	916,540
Series 2007-HQ12, Class A2FX, 5.77%,
6/12/12 (b)		1,931	1,970,374
Morgan Stanley Reremic Trust, Series 2011-IO,
Class A, 2.50%, 1/23/14 (a)		3,356	3,347,263
RBSCF Trust, Series 2010-RR3,
Class WBTA, 6.10%, 4/16/17 (a)(b)		4,200	4,658,283
Wachovia Bank Commercial Mortgage Trust, Series 2003-C6,
Class A4, 5.13%, 8/15/35 (b)		22,470	23,497,014

			315,944,951

Interest Only Commercial Mortgage-Backed Securities – 0.0%
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1997-C1, Class AX, 1.36%,
6/20/29 (a)(b)		4,292	120,293
Series 1997-C2, Class AX, 0.26%,
1/17/35 (b)		2,118	8,216
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A,
Class X, 1.38%, 5/25/36 (a)(b)		17,356	302,392

			430,901

Total Non-Agency Mortgage-Backed Securities – 13.1%			438,998,302

Preferred Securities
Capital Trusts
Capital Markets – 0.3%
Credit Suisse AG/Guernsey, 5.86% (b)(e)		7,363	5,779,955
Lehman Brothers Holdings Capital Trust VII, 5.86% (b)(c)(d)(e)		1,630	163
State Street Capital Trust III, 5.34% (b)(e)		4,220	4,220,211
State Street Capital Trust IV, 1.35%, 6/01/37 (b)		710	486,487

			10,486,816

Commercial Banks – 0.2%
Barclays Bank Plc, 5.93% (a)(b)(e)		1,560	1,154,400
Fifth Third Capital Trust IV, 6.50%, 4/15/37 (b)		4,930	4,683,993
SunTrust Capital VIII, 6.10%, 12/15/36 (b)		580	574,200
UBS Preferred Funding Trust V, 6.24% (b)(e)		610	452,925
Wachovia Capital Trust III, 5.57% (b)(e)		595	487,900

			7,353,418

Consumer Finance – 0.0%
Capital One Capital V, 10.25%, 8/15/39		1,875	1,903,125

Diversified Financial Services – 0.1%
JPMorgan Chase Capital XXV, 6.80%, 10/01/37		1,900	1,906,905

Insurance – 0.4%
American International Group, Inc., 8.18%, 5/15/58 (b)		1,180	1,041,350
Lincoln National Corp., 6.05%, 4/20/67 (b)		3,075	2,490,750
MetLife Capital Trust IV, 7.88%, 12/15/67 (a)		1,205	1,186,925
Swiss Re Capital I LP, 6.85% (a)(b)(e)		5,575	5,070,351
XL Group Plc, 6.50% (b)(e)		3,955	3,104,675

			12,894,051

Total Capital Trusts – 1.0%			34,544,315

Preferred Stocks	Shares
Diversified Financial Services – 0.1%
Citigroup Capital XIII, 7.88%		104,899	2,770,383

Total Preferred Securities – 1.1%			37,314,698

Project Loans	Par (000)
Federal Housing Authority:
USGI Project, Series 56, 7.46%,
1/01/23		89	89,050
USGI Project, Series 87, 7.43%,
12/01/22		66	65,930

Total Project Loans – 0.0%			154,980

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Taxable Municipal Bonds	Par (000)		Value
New York City Municipal Water Finance Authority RB:
5.38%, 6/15/43	USD	4,120	$4,609,786
5.50%, 6/15/43		4,935	5,601,965

Total Taxable Municipal Bonds – 0.3%			10,211,751

U.S. Government Sponsored Agency Securities
Agency Obligations – 3.6%
Fannie Mae:
5.25%, 8/01/12 (f)(g)		6,500	6,768,333
4.63%, 5/01/13 (f)(h)		16,430	17,457,729
3.44%, 10/09/19 (f)(i)		12,125	9,219,207
6.63%, 11/15/30		1,500	2,229,333
Federal Farm Credit Bank, 2.63%, 4/17/14		14,000	14,724,080
Federal Home Loan Bank, 5.63%, 6/13/16 (f)		4,550	5,074,165
Freddie Mac:
5.50%, 6/15/15-1/15/31		9,247	10,312,388
3.75%, 3/27/19 (f)(h)		10,765	12,161,360
Resolution Funding Corp. Interest Strip:
1.74%, 7/15/18 (i)		4,575	4,051,593
2.43%, 10/15/18 (i)		4,575	4,018,158
Tennessee Valley Authority, 5.25%, 9/15/39		24,965	31,976,920
U.S. Small Business Administration:
Series 1992-20H, 7.40%, 8/01/12		45	46,610
Series 1996-20B, Class 1, 6.38%,
2/01/16		412	438,364
Series 1996-20H, 7.25%, 8/01/16		340	369,759
Series 1996-20J, 7.20%, 10/01/16		224	243,431
Series 1996-20K, 6.95%, 11/01/16		703	764,138
Series 1997-20B, Class 1, 7.10%,
2/01/17		623	690,907
Series 1997-20F, Class 1, 7.20%,
6/01/17		152	168,867
Series 1997-20G, Class 1, 6.85%,
7/01/17		1,160	1,266,811

			121,982,153

Collateralized Mortgage Obligations – 1.5%
Fannie Mae:
Series 2002-T6, Class A1, 3.31%,
2/25/32		806	848,476
Series 2004-88, Class HA, 6.50%,
7/25/34		1,922	2,062,644
Series 2005-29, Class AT, 4.50%,
4/25/35		618	658,621
Series 2005-29, Class WB, 4.75%,
4/25/35-7/25/35		5,567	5,983,757
Series 2005-48, Class AR, 5.50%,
2/25/35		2,305	2,549,221
Series 2006-M2, Class A2A, 5.27%,
10/25/32 (b)		19,040	22,596,341
Freddie Mac:
Series 1591, Class PK, 6.35%,
10/15/23		2,604	2,898,305
Series 2594, Class TV, 5.50%,
3/15/14		2,373	2,499,603
Series 2996, Class MK, 5.50%,
6/15/35		71	79,494
Series K013, Class A2, 3.97%,
1/25/21 (b)		9,120	9,965,079

			50,141,541

Federal Deposit Insurance Corporation Guaranteed – 0.3%
General Electric Capital Corp., 2.13%, 12/21/12		8,490	8,674,657

Interest Only Collateralized Mortgage Obligations – 0.7%
Fannie Mae:
Series 2010-149, Class SJ, 6.27%,
1/25/41 (b)		29,431	5,036,478
Series 2011-55, Class SH, 6.33%,
6/25/41 (b)		59,379	8,875,075
Freddie Mac:
Series 3443, Class SE, 5.50%,
3/15/37 (b)		29,630	3,450,593
Series 3869, Class SA, 6.32%,
5/15/41 (b)		33,291	4,330,113

			21,692,259

Mortgage-Backed Securities – 81.3%
Fannie Mae Mortgage-Backed Securities:
7.00%, 10/01/11-6/01/32		320	346,821
5.50%, 9/01/13-10/01/41 (h)(j)		248,028	269,524,144
6.00%, 5/01/16-8/01/38		39,619	43,947,982
4.00%, 1/01/26-10/01/41 (j)		369,139	389,515,891
3.50%, 10/01/26-10/01/41 (j)		138,600	142,863,187
4.50%, 10/01/26-10/01/41 (j)		723,924	769,843,132
5.00%, 7/01/34-10/01/41 (j)		338,703	364,529,583
2.55%, 12/01/34 (b)		1,637	1,724,686
6.50%, 9/01/37-10/01/39		29,502	32,642,495
4.81%, 8/01/38 (b)		2,192	2,354,776
3.32%, 12/01/40 (b)		6,239	6,517,847
3.05%, 3/01/41 (b)		2,805	2,924,708
3.15%, 3/01/41 (b)		3,860	4,010,708
Freddie Mac Mortgage-Backed Securities:
6.50%, 12/01/11-8/01/41		5,837	6,542,300
5.50%, 4/01/13-10/01/41 (j)		99,087	107,149,599
6.00%, 12/01/13-10/01/41 (j)		89,996	98,465,608
8.00%, 11/01/22-10/01/25		7	8,397
4.00%, 10/01/26-10/01/41 (j)		44,200	46,275,563
5.00%, 4/01/37-10/01/41 (j)		92,600	99,441,203
5.36%, 11/01/38 (b)		495	530,918
3.06%, 2/01/41 (b)		4,690	4,891,070
4.50%, 10/01/41 (j)		75,100	79,418,250
Ginnie Mae Mortgage-Backed Securities:
7.00%, 3/15/13		8	8,826
9.50%, 11/15/16		8	8,841
9.00%, 7/15/18		1	848
7.50%, 11/15/29		1	603
5.50%, 3/15/32-10/01/41 (j)		27,232	30,105,963
6.00%, 12/15/36-10/01/41 (j)		25,429	28,388,757
5.00%, 7/15/40-10/01/41 (j)		62,700	68,866,394
4.00%, 10/01/41 (j)		29,900	31,970,065
4.50%, 10/01/41 (j)		79,300	86,040,125

			2,718,859,290

Principal Only Collateralized Mortgage Obligations – 0.0%
Fannie Mae, Series 1989-16,
Class B, 0.42%, 3/25/19 (i)		34	33,242

Total U.S. Government Sponsored Agency Securities – 87.4%			2,921,383,142

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	19

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)		Value
U.S. Treasury Bonds, 3.75%, 8/15/41 (h)	USD	111,270	$129,542,759
U.S. Treasury Inflation Indexed Notes:
0.13%, 4/15/16		16,939	17,503,229
0.63%, 7/15/21		8,144	8,501,500
1.75%, 1/15/28		10,778	12,487,507
U.S. Treasury Notes:
0.13%, 9/30/13		81,610	81,399,446
0.25%, 9/15/14 (h)		269,390	268,064,601
1.00%, 9/30/16		91,190	91,324,961
1.50%, 8/31/18 (h)		221,545	222,618,164
1.38%, 9/30/18		11,050	10,996,474
2.13%, 8/15/21 (h)		170,325	173,332,939

Total U.S. Treasury Obligations – 30.4%			1,015,771,580

Total Long-Term Investments (Cost — $5,921,426,801) – 178.0%			5,950,556,245

Options Purchased	Contracts
Exchange-Traded Call Options Purchased – 0.0%
U.S. Treasury Notes (10 Year), Strike Price USD 131, Expires 11/25/11		571	544,234
U.S. Treasury Notes (10 Year), Strike Price USD 134, Expires 11/25/11		571	115,984

			660,218

Exchange-Traded Put Options Purchased – 0.0%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 99.25, Expires 3/16/12		4,018	954,275

	Notional Amount (000)
Over-the-Counter Call Options Purchased – 0.1%
USD Currency, Strike Price AUD 0.92, Expires 11/18/11, Broker Goldman Sachs & Co.	USD	18,350	275,434
USD Currency, Strike Price AUD 0.92, Expires 11/18/11, Broker UBS AG		9,175	137,717
USD Currency, Strike Price CAD 1.07, Expires 11/10/11, Broker Royal Bank of Scotland Plc		4,950	51,925
USD Currency, Strike Price CAD 1.07, Expires 11/18/11, Broker Goldman Sachs & Co.		9,175	116,981
USD Currency, Strike Price CAD 1.07, Expires 11/18/11, Broker UBS AG		4,590	58,477
USD Currency, Strike Price EUR 1.31, Expires 11/18/11, Broker Goldman Sachs & Co.		36,700	544,995
USD Currency, Strike Price EUR 1.31, Expires 11/18/11, Broker UBS AG		18,345	272,423
USD Currency, Strike Price GBP 1.54, Expires 11/18/11, Broker Deutsche Bank AG		56,330	701,309
USD Currency, Strike Price GBP 1.54, Expires 11/18/11, Broker Goldman Sachs & Co.		27,525	342,686
USD Currency, Strike Price GBP 1.54, Expires 11/18/11, Broker UBS AG		13,765	171,374

			2,673,321

Over-the-Counter Put Options Purchased – 0.3%
AUD Currency, Strike Price USD 0.90, Expires 11/11/11, Broker Royal Bank of Scotland Plc	AUD	3,600	31,493
EUR Currency, Strike Price GBP 0.84, Expires 10/13/11, Broker Deutsche Bank AG	EUR	5,800	14,453
EUR Currency, Strike Price USD 1.41, Expires 11/16/11, Broker Deutsche Bank AG		109,710	8,278,114

			8,324,060

Over-the-Counter Call Swaptions Purchased – 0.6%
Receive a fixed rate of 1.758% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	USD	99,400	2,195,153
Receive a fixed rate of 1.800% and pay a floating rate based on 3-month LIBOR, Expires 6/11/12, Broker Bank of America, N.A.		18,100	225,498
Receive a fixed rate of 3.115% and pay a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG		19,300	1,728,894
Receive a fixed rate of 3.150% and pay a floating rate based on 3-month LIBOR, Expires 6/11/12, Broker Deutsche Bank AG		13,600	1,172,556
Receive a fixed rate of 3.300% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker JPMorgan Chase Bank, N.A.		10,300	967,197
Receive a fixed rate of 3.515% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Bank of America, N.A.		33,900	3,892,676
Receive a fixed rate of 3.535% and pay a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank, N.A.		22,700	2,861,617
Receive a fixed rate of 3.993% and pay a floating rate based on 3-month LIBOR, Expires 6/03/13, Broker Royal Bank of Scotland Plc		30,300	4,179,508
Receive a fixed rate of 4.275% and pay a floating rate based on 3-month LIBOR, Expires 7/21/14, Broker JPMorgan Chase Bank, N.A.		30,000	4,283,068

			21,506,167

Over-the-Counter Put Swaptions Purchased – 0.1%
Pay a fixed rate of 1.758% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		99,400	9,373
Pay a fixed rate of 2.300% and receive a floating rate based on 3-month LIBOR, Expires 10/13/11, Broker BNP Paribas SA		92,800	9
Pay a fixed rate of 2.500% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		46,200	839
Pay a fixed rate of 2.500% and receive a floating rate based on 3-month LIBOR, Expires 8/11/14, Broker Bank of America, N.A.		57,800	505,530
Pay a fixed rate of 3.000% and receive a floating rate based on 3-month LIBOR, Expires 8/11/14, Broker Morgan Stanley Capital Services, Inc.		69,400	452,173
Pay a fixed rate of 3.115% and receive a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG		19,300	3,359

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)		Value
Over-the-Counter Put Swaptions Purchased (concluded)
Pay a fixed rate of 3.300% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker JPMorgan Chase Bank, N.A.	USD	10,300	$146,140
Pay a fixed rate of 3.515% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Bank of America, N.A.		33,900	205,995
Pay a fixed rate of 3.535% and receive a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank, N.A.		22,700	3,232
Pay a fixed rate of 3.750% and receive a floating rate based on 3-month LIBOR, Expires 10/24/11, Broker Credit Suisse International		38,800	4
Pay a fixed rate of 3.993% and receive a floating rate based on 3-month LIBOR, Expires 6/03/13, Broker Royal Bank of Scotland Plc		30,300	424,479
Pay a fixed rate of 4.275% and receive a floating rate based on 3-month LIBOR, Expires 7/21/14, Broker JPMorgan Chase Bank, N.A.		30,000	729,954

			2,481,087

Total Options Purchased (Cost – $24,095,014) – 1.1%			36,599,128

Total Investments Before TBA Sale Commitments and Options Written (Cost – $5,945,521,815*) – 179.1%			5,987,155,373

TBA Sale Commitments (j)	Par (000)
Fannie Mae Mortgage-Backed Securities:
4.00%, 10/01/26		113,600	(119,706,000)
3.50%, 10/01/41		43,900	(45,079,813)
4.00%, 10/01/41		212,200	(222,412,125)
4.50%, 10/01/41		440,498	(467,232,933)
5.00%, 10/01/41		338,700	(364,208,344)
5.50%, 10/01/41		167,300	(181,520,500)
6.00%, 10/01/41		12,700	(13,935,937)
Freddie Mac Mortgage-Backed Securities:
4.00%, 10/01/41		40,700	(42,595,094)
5.00%, 10/01/41		27,900	(30,070,969)
5.50%, 10/01/41		51,800	(56,008,750)
6.00%, 10/01/41		43,400	(47,536,562)
Ginnie Mae Mortgage-Backed Securities:
5.00%, 10/01/41		800	(884,500)

Total TBA Sale Commitments (Proceeds – $1,592,044,681) – (47.6)%			(1,591,191,527)

Options Written	Contracts
Exchange-Traded Call Options Written – (0.0)%
U.S. Treasury Notes (10 Year), Strike Price USD 132, Expires 11/25/11		571	(339,031)
U.S. Treasury Notes (10 Year), Strike Price USD 133, Expires 11/25/11		571	(205,203)

			(544,234)

Options Written	Notional Amount (000)		Value
Over-the-Counter Call Options Written – (0.0)%
USD Currency, Strike Price CAD 1.07, Expires 11/11/11, Broker Goldman Sachs Bank USA	USD	4,950	$(53,014)

Over-the-Counter Put Options Written – (0.2)%
AUD Currency, Strike Price USD 0.90, Expires 11/11/11, Broker Deutsche Bank AG	AUD	3,600	(31,493)
EUR Currency, Strike Price USD 1.36, Expires 11/16/11, Broker Deutsche Bank AG	EUR	109,710	(4,469,770)

			(4,501,263)

Over-the-Counter Call Swaptions Written – (2.0)%
Pay a fixed rate of 2.015% and receive a floating rate based on 3-month LIBOR, Expires 9/23/13, Broker Citibank, N.A.	USD	12,000	(247,230)
Pay a fixed rate of 2.080% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		97,900	(2,777,200)
Pay a fixed rate of 2.650% and receive a floating rate based on 3-month LIBOR, Expires 6/11/12, Broker Deutsche Bank AG		13,600	(698,162)
Pay a fixed rate of 2.750% and receive a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker Bank of America, N.A.		13,500	(768,203)
Pay a fixed rate of 2.900% and receive a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker Citibank, N.A.		46,000	(3,197,745)
Pay a fixed rate of 2.900% and receive a floating rate based on 3-month LIBOR, Expires 6/11/12, Broker Deutsche Bank AG		13,600	(923,981)
Pay a fixed rate of 3.000% and receive a floating rate based on 3-month LIBOR, Expires 12/29/11, Broker UBS AG		23,600	(1,821,035)
Pay a fixed rate of 3.260% and receive a floating rate based on 3-month LIBOR, Expires 7/22/13, Broker Barclays Bank Plc		3,500	(224,996)
Pay a fixed rate of 3.895% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc		58,500	(4,545,080)
Pay a fixed rate of 3.925% and receive a floating rate based on 3-month LIBOR, Expires 4/27/12, Broker UBS AG		28,300	(4,298,234)
Pay a fixed rate of 3.963% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc		20,400	(1,638,634)
Pay a fixed rate of 4.020% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		4,700	(778,325)
Pay a fixed rate of 4.034% and receive a floating rate based on 3-month LIBOR, Expires 4/16/12, Broker UBS AG		27,800	(4,511,203)
Pay a fixed rate of 4.520% and receive a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG		12,700	(2,343,901)
Pay a fixed rate of 4.895% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		51,800	(11,186,297)
Pay a fixed rate of 4.920% and receive a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		55,000	(11,990,328)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	21

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value
Over-the-Counter Call Swaptions Written (concluded)
Pay a fixed rate of 5.000% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.	USD	52,100	$(11,546,294)
Pay a fixed rate of 5.080% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America, N.A.		11,600	(2,442,346)

			(65,939,194)

Over-the-Counter Put Swaptions Written – (0.0)%
Receive a fixed rate of 1.150% and pay a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker Bank of America, N.A.		59,000	(4,236)
Receive a fixed rate of 2.015% and pay a floating rate based on 3-month LIBOR, Expires 9/23/13, Broker Citibank, N.A.		12,000	(334,522)
Receive a fixed rate of 2.050% and pay a floating rate based on 3-month LIBOR, Expires 10/24/11, Broker Citibank, N.A.		22,800	(91)
Receive a fixed rate of 2.050% and pay a floating rate based on 3-month LIBOR, Expires 10/24/11, Broker JPMorgan Chase Bank, N.A.		31,700	(126)
Receive a fixed rate of 2.080% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		97,900	(7,032)
Receive a fixed rate of 3.260% and pay a floating rate based on 3-month LIBOR, Expires 7/22/13, Broker Barclays Bank Plc		3,500	(31,156)
Receive a fixed rate of 3.750% and pay a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker Bank of America, N.A.		13,500	(717)
Receive a fixed rate of 3.895% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc		58,500	(715,354)
Receive a fixed rate of 3.925% and pay a floating rate based on 3-month LIBOR, Expires 4/27/12, Broker UBS AG		28,300	(57,948)
Receive a fixed rate of 3.950% and pay a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker Citibank, N.A.		46,000	(1,024)
Receive a fixed rate of 3.963% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc		20,400	(239,446)
Receive a fixed rate of 4.000% and pay a floating rate based on 3-month LIBOR, Expires 12/29/11, Broker UBS AG		23,600	(2,866)
Receive a fixed rate of 4.020% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		4,700	(1,880)
Receive a fixed rate of 4.034% and pay a floating rate based on 3-month LIBOR, Expires 4/16/12, Broker UBS AG		27,800	(40,881)
Receive a fixed rate of 4.520% and pay a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG		12,700	(79,930)
Receive a fixed rate of 4.895% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		51,800	(228,697)
Receive a fixed rate of 4.920% and pay a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		55,000	(238,139)
Receive a fixed rate of 5.000% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.		52,100	(258,497)
Receive a fixed rate of 5.080% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America, N.A.		11,600	(130,319)

			(2,372,861)

Total Options Written
(Premiums Received – $37,514,208) – (2.2)%			(73,410,566)

Total Investments Before TBA Sale Commitments and Options Written – 129.3%			4,322,553,280
Liabilities in Excess of Other Assets – (29.3)%			(978,715,994)

Net Assets – 100.0%			$3,343,837,286

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$5,946,114,558

Gross unrealized appreciation.	$125,527,915
Gross unrealized depreciation.	(84,487,100)

Net unrealized appreciation	$41,040,815

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Non-income producing security.
(d)	Issuer filed for bankruptcy and/or is in default of interest payments.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	All or a portion of security has been pledged as collateral in connection with swaps.
(g)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(h)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(i)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(j)	Represents or includes a TBA transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$(19,070,719)	$(103,752)
Barclays Bank Plc	$(53,773,687)	$79,219
BNP Paribas SA	$57,279,389	$(391,193)
Citibank, N.A.	$84,684,371	$65,629
Credit Suisse International	$82,337,003	$(62,021)
Daiwa Securities Co. Ltd.	$(10,753,125)	$3,125
Deutsche Bank AG	$(6,841,313)	$(1,277,402)
Goldman Sachs Bank USA	$(88,245,906)	$24,656
JPMorgan Chase Bank, N.A.	$(3,142,313)	$(563,397)
Morgan Stanley Capital Services, Inc.	$66,786,348	$2,086
Nomura Securities International, Inc.	$82,418,625	$(317,609)
Royal Bank of Scotland Plc	$14,606,313	$200,266
UBS AG	$49,336,748	$(98,331)

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

•	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2010	Net Activity	Shares Held at September 30, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	24,142,136	(24,142,136)	–	$7	$18,393

•	Reverse repurchase agreements outstanding as of September 30, 2011 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Net Closing Amount	Face Amount
Bank of America, N.A.	0.06%	8/31/11	11/15/11	$52,033,113	$52,044,100
BNP Paribas SA	0.00%	9/07/11	Open	5,429,150	5,429,150
BNP Paribas SA	(0.06)%	9/30/11	10/03/11	118,893,343	118,893,937
Deutsche Bank AG	(0.02)%	9/30/11	10/03/11	268,042,603	268,043,050
Credit Suisse International	0.00%	9/30/11	10/03/11	126,920,969	126,920,969
Credit Suisse International	0.03%	9/30/11	10/03/11	92,947,482	92,947,250
Deutsche Bank AG	0.20%	9/30/11	10/03/11	20,100,335	20,100,000

Total				$684,366,995	$684,378,456

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	Foreign currency exchange contracts as of September 30, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,403,056	JPY	107,000,000	Deutsche Bank AG	10/07/11	$15,652
EUR	8,060,000	USD	11,112,217	Citibank, N.A.	10/26/11	(315,996)
USD	5,711,408	EUR	4,213,000	Citibank, N.A.	10/26/11	68,172
USD	1,370,976	EUR	950,000	Citibank, N.A.	10/26/11	98,469
USD	4,858,369	EUR	3,389,000	Citibank, N.A.	10/26/11	318,866
USD	10,272,832	EUR	7,456,000	Royal Bank of Scotland Plc	10/26/11	285,657
EUR	1,003,392	CAD	1,400,000	Citibank, N.A.	11/02/11	9,068
EUR	3,000,000	USD	4,080,102	UBS AG	11/02/11	(61,816)
NZD	3,250,000	USD	2,534,126	Royal Bank of Scotland Plc	11/02/11	(62,420)
USD	2,123,808	SEK	14,400,000	Citibank, N.A.	11/02/11	28,789
CNY	54,690,000	USD	8,615,991	Goldman Sachs Bank USA	11/15/11	(47,238)
EUR	7,759,888	USD	10,589,298	Citibank, N.A.	11/22/11	(196,121)
EUR	7,720,000	USD	10,733,888	UBS AG	11/22/11	(394,135)
GBP	4,807,692	USD	7,625,000	Morgan Stanley Capital Services, Inc.	11/22/11	(131,854)
GBP	4,875,276	USD	7,720,000	UBS AG	11/22/11	(121,520)
USD	10,510,380	EUR	7,759,888	Citibank, N.A.	11/22/11	117,203
USD	10,492,777	EUR	7,720,000	Deutsche Bank AG	11/22/11	153,023
USD	7,625,000	GBP	4,890,548	Citibank, N.A.	11/22/11	2,718
USD	7,720,000	GBP	4,943,014	Deutsche Bank AG	11/22/11	15,945
CNY	54,690,000	USD	8,656,905	Goldman Sachs Bank USA	2/15/12	(69,686)

Total						$(287,224)

•	Financial futures contracts purchased as of September 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
16	US Dollar Index Futures	Intercontinental Exchange	December 2011	$1,265,200	$805
12	Euro FX Futures	Chicago Mercantile	December 2011	$2,012,250	(4,988)
24	Gilt British	London	December 2011	$4,864,972	(25,367)
506	U.S. Treasury Notes (10 Year)	Chicago Board Options	December 2011	$65,827,437	3,439
559	U.S. Treasury Bonds (30 Year)	Chicago Board Options	December 2011	$79,727,375	(233,376)
17	Euro Dollar Futures	Chicago Mercantile	September 2012	$4,225,350	26,546
22	Euro Dollar Futures	Chicago Mercantile	December 2012	$5,467,825	5,700
16	Euro Dollar Futures	Chicago Mercantile	June 2013	$3,973,200	27,282
75	Euro Dollar Futures	Chicago Mercantile	September 2013	$18,603,750	345,278
49	Euro Dollar Futures	Chicago Mercantile	December 2013	$12,134,238	227,087

Total					$372,406

•	Financial futures contracts sold as of September 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
20	Australian Dollar Futures	Chicago Mercantile	December 2011	$1,922,200	$44,218
8	Japanese Yen Futures	Chicago Mercantile	December 2011	$1,298,700	9,895
127	U.S. Treasury Notes (2 Year)	Chicago Board Options	December 2011	$27,965,797	2,470

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	23

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
3,532	U.S. Treasury Notes (5 Year)	Chicago Board Options	December 2011	$432,614,812	$193,302
174	Ultra Treasury Bonds	Chicago Board Options	December 2011	$27,600,750	(399,105)
132	Euro Dollar Futures	Chicago Mercantile	December 2011	$32,825,100	13,061
104	Euro Dollar Futures	Chicago Mercantile	March 2012	$25,846,600	17,853
23	Euro Dollar Futures	Chicago Mercantile	June 2012	$5,716,075	1,646
32	Euro Dollar Futures	Chicago Mercantile	March 2013	$7,952,000	1,716
60	Euro Dollar Futures	Chicago Mercantile	March 2014	$14,834,250	3,057
67	Euro Dollar Futures	Chicago Mercantile	June 2014	$16,534,763	1,634
41	Euro Dollar Futures	Chicago Mercantile	September 2014	$10,098,813	(1,077)

Total					$(111,330)

•	Interest rate swaps outstanding as of September 30, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.92%(a)	3-month LIBOR	Deutsche Bank AG	2/28/13	USD	57,800	$(330,586)
0.45%(a)	3-month LIBOR	BNP Paribas SA	8/18/13	USD	66,800	132,085
1.32%(a)	3-month LIBOR	Citibank, N.A.	12/17/13	USD	20,800	(408,196)
1.41%(a)	3-month LIBOR	Deutsche Bank AG	12/20/13	USD	31,200	(680,573)
1.26%(a)	3-month LIBOR	Deutsche Bank AG	12/24/13	USD	32,200	(576,456)
0.80%(b)	3-month LIBOR	Citibank, N.A.	8/09/14	USD	19,900	70,659
2.46%(a)	3-month LIBOR	Deutsche Bank AG	4/04/16	USD	1,800	(127,092)
2.39%(b)	3-month LIBOR	Royal Bank of Scotland Plc	4/06/16	USD	1,800	120,245
2.15%(b)	3-month LIBOR	Deutsche Bank AG	4/28/16	USD	9,500	563,805
2.27%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	8/13/16	USD	20,700	111,656
2.20%(b)	3-month LIBOR	Bank of America, N.A.	8/15/16	USD	23,100	93,568
2.20%(b)	3-month LIBOR	Bank of America, N.A.	8/22/16	USD	3,200	155,432
2.38%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	11/17/17	USD	3,600	(211,228)
2.57%(b)	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	2,400	139,826
3.65%(b)	3-month LIBOR	Deutsche Bank AG	3/08/21	USD	13,600	1,944,750
3.58%(a)	3-month LIBOR	Citibank, N.A.	4/04/21	USD	3,000	(454,466)
3.38%(b)	3-month LIBOR	Deutsche Bank AG	5/04/21	USD	5,800	753,921
3.27%(a)	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	8,580	(1,019,800)
3.86%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	5/23/21	USD	89,800	11,899,678
3.06%(b)	3-month LIBOR	Deutsche Bank AG	6/14/21	USD	11,500	1,122,554
3.10%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	6/24/21	USD	5,400	540,831
3.30%(b)	3-month LIBOR	Barclays Bank Plc	7/11/21	USD	13,600	1,585,484
2.57%(b)	3-month LIBOR	Deutsche Bank AG	8/08/21	USD	3,400	159,987
2.60%(b)	3-month LIBOR	Citibank, N.A.	8/10/21	USD	4,400	218,583
2.56%(a)	3-month LIBOR	UBS AG	8/10/21	USD	12,500	(571,896)
2.35%(b)	3-month LIBOR	Deutsche Bank AG	8/12/21	USD	10,100	267,064
2.34%(a)	3-month LIBOR	The Bank of New York Mellon Corp.	8/18/21	USD	12,000	(297,457)
2.36%(a)	3-month LIBOR	Citibank, N.A.	8/19/21	USD	8,000	(212,451)
2.36%(a)	3-month LIBOR	Deutsche Bank AG	8/31/21	USD	30,000	(770,093)
2.38%(a)	3-month LIBOR	Deutsche Bank AG	8/31/21	USD	1,500	(41,831)
2.75%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	9/06/21	USD	50,100	2,919,715

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.15%(b)	3-month LIBOR	Deutsche Bank AG	9/08/21	USD	4,800	$26,716
2.22%(a)	3-month LIBOR	Bank of America, N.A.	9/12/21	USD	15,000	(175,478)
2.21%(b)	3-month LIBOR	Credit Suisse International	9/13/21	USD	12,700	130,332
2.16%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	9/13/21	USD	9,200	58,363
2.17%(b)	3-month LIBOR	Bank of America, N.A.	9/15/21	USD	9,000	61,778
2.17%(b)	3-month LIBOR	BNP Paribas SA	9/15/21	USD	7,600	52,168
2.17%(b)	3-month LIBOR	Credit Suisse International	9/15/21	USD	5,500	37,753
2.20%(a)	3-month LIBOR	Credit Suisse International	9/15/21	USD	7,400	(72,967)
2.17%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	9/15/21	USD	2,300	(15,788)
2.17%(b)	3-month LIBOR	Royal Bank of Scotland Plc	9/15/21	USD	19,000	130,420
2.17%(a)	3-month LIBOR	UBS AG	9/15/21	USD	3,000	(20,593)
2.22%(a)	3-month LIBOR	Deutsche Bank AG	9/16/21	USD	31,000	(353,230)
2.15%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	9/23/21	USD	25,000	(113,292)
1.91%(b)	3-month LIBOR	Bank of America, N.A.	9/26/21	USD	3,100	(55,644)
3.75%(b)	3-month LIBOR	Goldman Sachs Bank USA	9/28/21	USD	13,000	1,622,191
2.18%(a)	3-month LIBOR	Deutsche Bank AG	9/30/21	USD	20,200	(124,779)
2.81%(b)	3-month LIBOR	Bank of America, N.A.	9/23/23	USD	25,000	278,613
2.63%(b)	3-month LIBOR	Citibank, N.A.	9/26/41	USD	5,800	(76,627)
2.67%(b)	3-month LIBOR	Credit Suisse International	9/26/41	USD	6,300	(26,934)
2.60%(b)	3-month LIBOR	Goldman Sachs Bank USA	9/26/41	USD	9,600	(187,388)
2.62%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	9/26/41	USD	5,800	(84,554)
2.87%(a)	3-month LIBOR	Deutsche Bank AG	9/30/41	USD	16,500	(603,470)
2.82%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	9/30/41	USD	16,500	419,634
2.82%(a)	3-month LIBOR	Deutsche Bank AG	10/03/41	USD	10,200	(266,918)
2.70%(a)	3-month LIBOR	Citibank, N.A.	10/04/41	USD	3,600	(5,913)
2.73%(a)	3-month LIBOR	Deutsche Bank AG	10/04/41	USD	6,000	(39,807)
2.76%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	10/04/41	USD	4,400	(61,561)

Total						$17,630,743

(a)	Fund pays a fixed interest rate and receives floating rate.
(b)	Fund pays a floating interest rate and receives fixed rate.

•	Credit default swaps on single-name issues – buy protection outstanding as of September 30, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
News America, Inc.	1.00%	JPMorgan Chase Bank, N.A.	9/20/16	USD	17,520	$91,505
JPMorgan Chase & Co.	1.00%	Deutsche Bank AG	12/20/16	USD	8,520	(15,504)

Total						$76,001

•	Credit default swaps on single-name issues – sold protection outstanding as of September 30, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	NR	USD	11,300	$13,854
Assured Guaranty Corp.	5.00%	Citibank, N.A.	12/20/14	AA+	USD	1,365	(8,906)
Assured Guaranty Corp.	5.00%	Citibank, N.A.	12/20/14	AA+	USD	33	162

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	25

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Rogers Cable, Inc.	1.02%	Morgan Stanley Capital Services, Inc.	12/20/14	BBB	USD	16,100	$184,548
Assured Guaranty Corp.	5.00%	Citibank, N.A.	3/20/15	AA+	USD	140	699
Lincoln National Corp.	1.00%	Credit Suisse International	9/20/16	A-	USD	1,910	(40,741)
Lincoln National Corp.	1.00%	Credit Suisse International	9/20/16	A-	USD	3,465	(104,182)
MetLife, Inc.	1.00%	Credit Suisse International	9/20/16	A-	USD	1,000	(15,846)
Prudential Financial, Inc.	1.00%	Credit Suisse International	9/20/16	A	USD	3,000	(48,444)
MetLife, Inc.	1.00%	Deutsche Bank AG	9/20/16	A-	USD	3,340	(78,988)
MetLife, Inc.	1.00%	Goldman Sachs Bank USA	9/20/16	A-	USD	2,550	(66,016)
Lincoln National Corp.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A-	USD	790	(17,447)
MetLife, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A-	USD	4,170	(105,352)
MetLife, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A-	USD	2,510	(85,109)
Prudential Financial, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A	USD	1,190	(23,345)
Prudential Financial, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A	USD	2,595	(41,904)
Assured Guaranty Corp.	5.00%	Citibank, N.A.	12/20/16	AA+	USD	2,241	(25,395)

Total							$(462,412)

[1]	Using S&P’s rating.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Credit default swaps on traded indexes – buy protection outstanding as of September 30, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 16 Version 1	1.00%	Credit Suisse International	6/20/16	USD	7,160	$32,526
CDX.NA.IG Series 16 Version 1	1.00%	JPMorgan Chase Bank, N.A.	6/20/16	USD	7,160	48,424
CDX.NA.IG Series 16 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	6/20/16	USD	19,456	(24,171)
CDX.NA.IG Series 17 Version 1	1.00%	Credit Suisse International	12/20/16	USD	22,170	2,175

Total						$58,954

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

•	Total return swaps outstanding as of September 30, 2011 were as follows:

Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Change in return of the Consumer Price Index for All Urban Consumers	Receives	2.62%	Bank of America, N.A.	6/27/21	USD	12,020	$1,230,870
Change in return of the Consumer Price Index for All Urban Consumers	Receives	2.63%	BNP Paribas SA	6/27/21	USD	12,020	1,249,376
Change in return of the Consumer Price Index for All Urban Consumers	Pays	2.45%	Deutsche Bank AG	9/07/21	USD	12,020	(274,765)
Change in return of the Consumer Price Index for All Urban Consumers	Pays	2.35%	Deutsche Bank AG	9/08/21	USD	12,020	(148,592)
Change in return of the Consumer Price Index for All Urban Consumers	Receives	2.25%	Royal Bank of Scotland Plc	9/28/21	USD	18,950	95,243
Gross return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Bank of America, N.A.	1/12/39	USD	9,050	(154,174)
Gross return on Markit IOS 6.00%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Deutsche Bank AG	1/12/39	USD	8,419	(135,577)
Gross return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/39	USD	3,672	7,323
Gross return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/39	USD	1,530	6,710
Gross return on Markit IOS 5.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/39	USD	11,970	229,118
Gross return on Markit IOS 6.00%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Royal Bank of Scotland Plc	1/12/39	USD	22,935	581,322
Gross return on Markit IOS 4.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Bank of America, N.A.	1/12/40	USD	1,862	31,216
Gross return on Markit IOS 4.50%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Citibank, N.A.	1/12/40	USD	1,862	(40,362)
Gross return on Markit IOS 4.50%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Citibank, N.A.	1/12/40	USD	11,950	(326,211)

Total							$2,351,497

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial reporting purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	27

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

The following tables summarize the inputs used as of September 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$253,811,629	$44,847,995	$298,659,624
Corporate Bonds	–	1,068,506,827	5,937	1,068,512,764
Foreign Agency Obligations	–	144,469,789	–	144,469,789
Foreign Government Obligations	–	15,079,615	–	15,079,615
Non-Agency Mortgage-Backed Securities	–	437,027,928	1,970,374	438,998,302
Preferred Securities	$2,770,383	34,544,315	–	37,314,698
Project Loans	–	–	154,980	154,980
Taxable Municipal Bonds	–	10,211,751	–	10,211,751
U.S. Government Sponsored Agency Securities	–	2,921,383,142	–	2,921,383,142
U.S. Treasury Obligations	–	1,015,771,580	–	1,015,771,580
Liabilities:
Investments:
TBA Sale Commitments	–	(1,591,191,527)	–	(1,591,191,527)

Total	$2,770,383	$4,309,615,049	$46,979,286	$4,359,364,718

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$360,039	$13,854	$373,893
Foreign currency exchange contracts	$54,918	12,110,943	–	12,165,861
Interest rate contracts	2,484,564	49,605,065	–	52,089,629
Other contracts	–	3,431,178	–	3,431,178
Liabilities:
Credit contracts	–	(701,350)	–	(701,350)
Foreign currency exchange contracts	(4,988)	(5,955,063)	–	(5,960,051)
Interest rate contracts	(1,203,159)	(76,299,123)	–	(77,502,282)
Other contracts	–	(1,079,681)	–	(1,079,681)

Total	$1,331,335	$(18,527,992)	$13,854	$(17,182,803)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Non-Agency Mortgage-Backed Securities	Total
Assets:
Balance, as of September 30, 2010	$11,365,414	$17,812	$8,249,800	$19,633,026
Acquired in reorganization[2]	27,117,493	–	11,465,548	38,583,041
Accrued discounts/premiums	14,054	–	7,121	21,175
Net realized gain (loss)	(4,375,668)	–	343,365	(4,032,303)
Net change in unrealized appreciation/depreciation[3]	8,940,887	(8,313)	(523,217)	8,409,357
Purchases	22,131,060	1,973,477	4,288,241	28,392,778
Sales	(21,159,221)	(1,977,039)	(7,659,531)	(30,795,791)
Transfers in4	813,976	–	–	813,976
Transfers out[4]	–	–	(14,200,953)	(14,200,953)

Balance, as of September 30, 2011	$44,847,995	$5,937	$1,970,374	$46,824,306

Project Loans
Assets:
Balance, as of September 30, 2010	–
Acquired in reorganization[2]	$157,634
Accrued discounts/premiums	(66)
Net realized gain (loss)	3
Net change in unrealized appreciation/depreciation[3]	(166,943)
Purchases	–
Sales	(879)
Transfers in4	165,231
Transfers out[4]	–

Balance, as of September 30, 2011	$154,980

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (concluded)	BlackRock Core Bond Portfolio

[2]	See Note 1 of the Notes to Financial Statements.

[3]	The change in unrealized appreciation/depreciation on investments still held at September 30, 2011 was $1,492,396.

[4]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

	Credit Contracts		Other Contracts
	Assets	Liabilities	Assets	Liabilities	Total
Balance, as of September 30, 2010	–	–	$201,207	$(313,244)	$(112,037)
Accrued discounts/premiums	–	–	–	–	–
Net realized gain (loss)	–	–	(1,820,971)	(3,588,645)	(5,409,616)
Net change in unrealized appreciation/depreciation[5]	$(66,794)	–	(201,207)	313,244	45,243
Purchases	–	–	–	–	–
Issuances[6]	80,648	–	–	–	80,648
Sales	–	–	–	–	–
Settlements[7]	–	–	1,820,971	3,588,645	5,409,616
Transfers in8	–	–	–	–	–
Transfers out[8]	–	–	–	–	–

Balance, as of September 30, 2011	$13,854	–	–	–	$13,854

[5]	The change in unrealized appreciation/depreciation on options still held at September 30, 2011 was $(66,794).

[6]	Issuances represent upfront cash received on certain derivative financial instruments.

[7]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

[8]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivatives is presented when the Fund had a significant amount of Level 3 investments and derivatives at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	29

Schedule of Investments September 30, 2011	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

ARES CLO Funds, Series 2011-16A,
Class E, 4.58%, 5/17/21 (a)(b)	USD	2,000	$1,503,000
Carlyle Global Market Strategies, Series 2011-1A,
Class IN, 1.65%, 8/10/21 (c)		2,995	2,545,750
Fraser Sullivan CLO Ltd., Series 2011-5A,
Class D, 4.36%, 2/23/21 (a)(b)		8,000	5,440,000
GoldenTree Loan Opportunities III Ltd., Series 2007-3A,
Class SUB, 1.95%, 5/01/22 (a)(c)		1,500	1,515,000

Total Asset-Backed Securities – 0.2%			11,003,750

Collateralized Debt Obligations – 0.0%
EXUMR, Series 2006-4X,
Class E, 4.30%, 12/22/11(b)(d)(e)		1,762	642,992

Common Stocks	Shares
Auto Components – 1.8%
Delphi Corp., Class B		5,475	94,721,150

Broadcasting – 0.1%
Belo Corp., Class A		916,747	4,482,893

Capital Markets – 0.0%
E*Trade Financial Corp. (d)		276,100	2,515,271
Freedom Pay, Inc. (d)		314,534	3,145

			2,518,416

Communications Equipment – 0.1%
Loral Space & Communications, Inc. (d)		103,405	5,180,591

Diversified Financial Services – 0.0%
Adelphia Recovery Trust, Series ACC-1 INT		1,108,793	1,109
Adelphia Recovery Trust, Series ACC-4 INT (d)		34,394,678	3,439
Adelphia Recovery Trust, Series Arahova INT		242,876	2,429
Adelphia Recovery Trust, Series Frontiervision INT		131,748	4,941
Bankruptcy Management Solutions, Inc.		5,718	57

			11,975

Electrical Equipment – 0.0%
Medis Technologies Ltd. (d)		852,625	5,968
SunPower Corp., Class B (d)		1,381	10,150

			16,118

Hotels, Restaurants & Leisure – 0.0%
Buffets Restaurants Holdings, Inc. (d)		7,503	18,758

Machinery – 0.0%
Reunion Industries, Inc. (d)		8,341	1,168

Media – 1.0%
Charter Communications, Inc., Class A (d)		1,038,523	48,644,417
Clear Channel Outdoor Holdings, Inc., Class A (d)		148,418	1,389,192
Cumulus Media, Inc., Class D		188,482	508,524
HMH Holdings		918,603	1,837,207

			52,379,340

Metals & Mining – 0.1%
African Minerals Ltd. (d)		736,359	4,403,664

Paper & Forest Products – 0.1%
Ainsworth Lumber Co. Ltd. (a)(d)		1,062,824	1,774,923
Ainsworth Lumber Co. Ltd. (d)		928,901	1,551,271
Western Forest Products, Inc. (d)		1,996,629	1,238,485

			4,564,679

Professional Services – 0.0%
Pendrell Corp. (d)		73,000	164,250

Software – 0.6%
kCAD Holdings I Ltd.		1,894,337,718	21,381,390
Spansion, Inc., Class A (d)		948,612	11,592,039

			32,973,429

Total Common Stocks – 3.8%			201,436,431

Corporate Bonds	Par (000)

Advertising – 0.3%
Affinion Group, Inc., 7.88%, 12/15/18	USD	14,820	11,411,400
Checkout Holding Corp., 15.27%, 11/15/15 (a)(c)		9,280	5,057,600

			16,469,000

Aerospace & Defense – 1.6%
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18 (a)		9,290	8,639,700
7.13%, 3/15/21 (a)		11,360	10,536,400
Kratos Defense & Security Solutions, Inc.:
10.00%, 6/01/17		8,908	8,863,460
10.00%, 6/01/17 (a)		6,460	6,363,100
Sequa Corp.:
11.75%, 12/01/15 (a)		11,190	11,749,500
13.50%, 12/01/15 (a)		35,413	37,360,688

			83,512,848

Airlines – 1.5%
Air Canada, 9.25%, 8/01/15 (a)(f)		10,350	9,832,500
American Airlines Pass-Through Trust:
Series 2011-1, Class B, 7.00%,
1/31/18 (a)		7,456	6,114,289
Series 2011-2, Class A, 8.63%,
10/15/21		6,409	6,360,933
American Airlines, Inc., 7.50%, 3/15/16 (a)		2,520	2,116,800
Continental Airlines 1999-1
Class B, Pass-Through Trust, 6.80%, 8/02/18		784	750,159
Delta Air Lines 2009-1
Series B, Pass-Through Trust, 9.75%, 12/17/16		5,816	5,961,859
National Air Cargo Group, Inc.:
12.38%, 8/16/15		9,465	9,818,566
12.38%, 8/16/15		9,563	9,919,624
U.S. Airways, Series 2011-1,
Class C Pass Through Trust, 10.88%, 10/22/14		13,600	13,260,000
United Air Lines, Inc., 12.75%, 7/15/12		16,450	17,148,958

			81,283,688

Auto Components – 0.6%
Allison Transmission, Inc., 11.00%, 11/01/15 (a)		6,686	6,920,010
Delphi Corp., 6.13%, 5/15/21 (a)		6,360	5,914,800
International Automotive Components Group SL, 9.13%, 6/01/18 (a)		4,610	4,310,350
Stanadyne Corp., 10.00%, 8/15/14		1,955	1,837,700

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Auto Components (concluded)
Stanadyne Holdings, Inc., 12.00%, 2/15/15 (g)	USD	4,595	$4,388,225
Titan International, Inc., 7.88%, 10/01/17		6,190	6,437,600

			29,808,685

Automobiles – 0.4%
Ford Motor Co., 7.45%, 7/16/31		18,310	20,669,793

Beverages – 0.1%
Cott Beverages, Inc., 8.13%, 9/01/18		2,529	2,579,580

Building Products – 1.2%
Building Materials Corp. of America:
7.00%, 2/15/20 (a)		3,790	3,780,525
6.75%, 5/01/21 (a)		17,890	16,995,500
Calcipar SA, 6.88%, 5/01/18 (a)		5,805	5,021,325
HeidelbergCement Finance BV, 9.50%, 12/15/18	EUR	1,750	2,397,308
Interline Brands, Inc., 7.00%, 11/15/18	USD	3,670	3,587,425
Jeld-Wen Escrow Corp., 12.25%, 10/15/17 (a)		8,680	8,506,400
Ryland Group, Inc., 6.63%, 5/01/20		7,270	5,997,750
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19 (a)		21,235	17,412,700

			63,698,933

Capital Markets – 1.1%
American Capital Ltd., 7.96%, 12/31/13 (g)		8,435	8,401,176
Boparan Finance Plc:
9.75%, 4/30/18 (a)	EUR	2,272	2,404,501
9.88%, 4/30/18 (a)	GBP	2,790	3,372,000
E*Trade Financial Corp.:
12.50%, 11/30/17 (h)	USD	22,308	25,152,270
1.60%, 8/31/19 (a)(c)(i)		1,420	1,251,375
Series A, 1.60%, 8/31/19 (c)(i)		328	289,050
Lehman Brothers Holdings, Inc.:
0.00%, 9/26/11 (b)(d)(e)		5,500	1,271,875
0.00%, 11/16/11 (b)(d)(e)		1,000	231,250
5.38%, 10/17/12 (d)(e)	EUR	4,550	1,463,003
5.75%, 5/17/13 (d)(e)	USD	9,030	2,133,337
4.75%, 1/16/14 (d)(e)	EUR	14,545	4,676,786
0.00%, 2/05/14 (d)(e)		22,800	7,254,726
8.80%, 3/01/15 (d)(e)	USD	2,520	601,650
8.50%, 8/01/15 (b)(d)(e)		5,675	1,354,906

			59,857,905

Chemicals – 3.8%
American Pacific Corp., 9.00%, 2/01/15		6,530	6,040,250
Celanese U.S. Holdings LLC:
6.63%, 10/15/18		7,760	8,021,900
5.88%, 6/15/21		29,150	28,712,750
CF Industries, Inc., 6.88%, 5/01/18		3,510	3,918,037
Chemtura Corp., 7.88%, 9/01/18		4,690	4,596,200
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.00%, 11/15/20		13,517	9,901,203
Huntsman International LLC:
6.88%, 11/15/13 (a)	EUR	3,935	5,219,182
8.63%, 3/15/21	USD	2,810	2,690,575
Ineos Finance Plc, 9.00%, 5/15/15 (a)		2,640	2,508,000
Kinove German Bondco GmbH, 10.00%, 6/15/18	EUR	11,553	13,233,766
Kraton Polymers LLC/Kraton Polymers Capital Corp., 6.75%, 3/01/19	USD	1,590	1,419,075
Lyondell Chemical Co., 11.00%, 5/01/18		39,885	43,075,800
Momentive Performance Materials, Inc.:
12.50%, 6/15/14		4,750	4,845,000
11.50%, 12/01/16		8,500	7,140,000
9.00%, 1/15/21		22,310	15,282,350
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18 (a)		5,400	5,332,500
NOVA Chemicals Corp., 8.63%, 11/01/19		7,610	8,237,825
Omnova Solutions, Inc., 7.88%, 11/01/18		2,585	2,093,850
OXEA Finance & Cy SCA, 9.50%, 7/15/17 (a)		4,117	4,003,783
PolyOne Corp., 7.38%, 9/15/20		2,100	2,110,500
Solutia, Inc.:
8.75%, 11/01/17		4,335	4,616,775
7.88%, 3/15/20		13,170	13,861,425
TPC Group LLC, 8.25%, 10/01/17 (a)		3,485	3,415,300

			200,276,046

Commercial Banks – 1.8%
CIT Group, Inc.:
7.00%, 5/01/14		85	86,523
7.00%, 5/01/15		6,170	6,123,725
7.00%, 5/01/16		24,108	23,384,430
7.00%, 5/02/16 (a)		11,100	10,767,000
7.00%, 5/01/17		31,881	30,924,305
7.00%, 5/02/17 (a)		25,040	24,288,800
Glitnir Banki HF, 6.38%, 9/25/12 (a)(d)(e)		3,385	–

			95,574,783

Commercial Services & Supplies – 3.4%
ALBA Group Plc & Co. KG, 8.00%, 5/15/18 (a)	EUR	1,133	1,388,908
American Rock Salt Co. LLC/American Rock Capital Corp., 8.25%, 5/01/18 (a)	USD	675	590,625
ARAMARK Corp.:
3.75%, 2/01/15 (b)		300	277,500
8.50%, 2/01/15		9,480	9,598,500
Aviation Capital Group Corp., 6.75%, 4/06/21 (a)		7,360	7,081,130
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
9.63%, 3/15/18		6,135	6,073,650
8.25%, 1/15/19		17,995	16,465,425
B-Corp Merger Sub, Inc., 8.25%, 6/01/19 (a)		5,180	4,662,000
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)		6,075	5,285,250
Casella Waste Systems, Inc., 7.75%, 2/15/19 (a)		12,441	11,756,745
Clean Harbors, Inc., 7.63%, 8/15/16		5,330	5,556,525
Darling International, Inc., 8.50%, 12/15/18		3,625	3,905,937
ExamWorks Group, Inc., 9.00%, 7/15/19 (a)		5,714	5,342,590
GCL Holdings SCA, 9.38%, 4/15/18 (a)	EUR	5,145	5,307,606
Griffon Corp., 7.13%, 4/01/18	USD	7,720	6,812,900
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (b)		2,160	1,425,600
9.50%, 5/15/15		1,940	1,435,600
The Hertz Corp.:
7.50%, 10/15/18		6,590	6,293,450
6.75%, 4/15/19		1,640	1,488,300
7.38%, 1/15/21		12,065	11,024,394
Hertz Holdings Netherlands BV:
8.50%, 7/31/15	EUR	1,985	2,566,317
8.50%, 7/31/15 (a)		16,670	21,551,895
Iron Mountain, Inc., 7.75%, 10/01/19	USD	7,650	7,592,625
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (a)		1,504	1,218,240
Mobile Mini, Inc., 7.88%, 12/01/20		9,205	8,836,800
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC, 8.88%, 3/15/18		22,287	22,064,130
Reddy Ice Corp., 11.25%, 3/15/15		2,640	2,409,000

			178,011,642

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	31

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Computers & Peripherals – 0.3%
CDW LLC/CDW Finance Corp.:
11.00%, 10/12/15	USD	146	$145,635
11.50%, 10/12/15 (h)		10,850	10,822,875
8.00%, 12/15/18 (a)		5,235	5,130,300

			16,098,810

Construction & Engineering – 0.2%
Abengoa SA, 8.50%, 3/31/16	EUR	2,400	2,926,006
Aguila 3 SA, 7.88%, 1/31/18 (a)	USD	7,377	6,713,070

			9,639,076

Consumer Finance – 0.2%
Credit Acceptance Corp.:
9.13%, 2/01/17		9,585	9,441,225
9.13%, 2/01/17 (a)		3,075	3,021,187

			12,462,412

Containers & Packaging – 1.4%
Ardagh Packaging Finance Plc:
7.38%, 10/15/17	EUR	755	943,232
7.38%, 10/15/17 (a)		5,135	6,415,224
9.25%, 10/15/20 (a)		2,457	2,567,570
Ball Corp.:
7.38%, 9/01/19	USD	1,825	1,925,375
5.75%, 5/15/21		3,261	3,171,323
Berry Plastics Corp., 8.25%, 11/15/15		3,645	3,708,787
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	7,532	7,770,046
Crown European Holdings SA:
7.13%, 8/15/18		3,732	4,849,935
7.13%, 8/15/18 (a)		4,785	6,218,365
Graphic Packaging International, Inc.:
9.50%, 6/15/17	USD	4,515	4,831,050
7.88%, 10/01/18		3,730	3,823,250
Greif Luxembourg Finance SCA:
7.38%, 7/15/21 (a)	EUR	100	125,936
7.38%, 7/15/21		1,985	2,499,833
Greif, Inc., 7.75%, 8/01/19	USD	2,515	2,615,600
OI European Group BV, 6.88%, 3/31/17	EUR	2,030	2,570,102
Pregis Corp., 12.38%, 10/15/13	USD	4,220	3,840,200
Rock-Tenn Co., 9.25%, 3/15/16		3,146	3,350,490
Sealed Air Corp.:
7.88%, 6/15/17		8,430	8,868,132
8.38%, 9/15/21 (a)		5,210	5,262,100

			75,356,550

Diversified Financial Services – 4.8%
Ally Financial, Inc.:
8.00%, 3/15/20		3,965	3,670,083
7.50%, 9/15/20		3,420	3,095,100
8.00%, 11/01/31		24,257	22,130,389
8.00%, 11/01/31		30,408	26,683,020
DGS International Finance Co., 0.00%, 6/01/49 (a)(d)(e)		20,000	2
Dolphin Subsidiary II, Inc., 7.25%, 10/15/21 (a)		17,300	16,781,000
FCE Bank Plc:
9.38%, 1/17/14	EUR	2,050	2,897,536
4.75%, 1/19/15		21,268	26,926,569
Ford Motor Credit Co. LLC:
7.00%, 4/15/15	USD	48,850	51,292,500
12.00%, 5/15/15		2,400	2,880,000
General Motors Financial Co., Inc., 6.75%, 6/01/18 (a)		7,040	6,899,200
Icahn Enterprises LP, 4.00%, 8/15/13 (a)(b)(i)		2,290	2,126,952
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18		48,020	47,839,925
KKR Group Finance Co. LLC, 6.38%, 9/29/20 (a)		6,920	7,255,662
Leucadia National Corp.:
8.13%, 9/15/15		9,390	9,976,875
7.13%, 3/15/17		2,430	2,478,600
QHP Royalty Sub LLC, 10.25%, 3/15/15 (a)		3,831	3,896,049
UPCB Finance II Ltd., 6.38%, 7/01/20 (a)	EUR	12,406	14,293,967

			251,123,429

Diversified Telecommunication Services – 5.7%
Avaya, Inc.:
9.75%, 11/01/15	USD	5,060	3,693,800
10.13%, 11/01/15 (h)		11,250	8,240,625
Broadview Networks Holdings, Inc., 11.38%, 9/01/12		12,360	9,888,000
Digicel Group Ltd.:
8.88%, 1/15/15 (a)		13,055	12,336,975
9.13%, 1/15/15 (a)(h)		10,171	9,560,740
10.50%, 4/15/18 (a)		7,000	6,895,000
Digicel Ltd., 8.25%, 9/01/17 (a)		13,401	12,596,940
EH Holding Corp., 6.50%, 6/15/19 (a)		7,620	7,334,250
GCI, Inc., 6.75%, 6/01/21		4,932	4,648,410
GeoEye, Inc., 9.63%, 10/01/15		2,270	2,474,300
Intelsat Jackson Holdings SA, 11.25%, 6/15/16		19,763	20,158,260
Intelsat Luxembourg SA:
11.50%, 2/04/17 (a)(h)		16,930	14,559,800
11.50%, 2/04/17 (h)		21,271	18,293,060
ITC Deltacom, Inc., 10.50%, 4/01/16		4,780	4,875,600
Level 3 Escrow, Inc., 8.13%, 7/01/19 (a)		60,036	53,056,815
Level 3 Financing, Inc.:
9.25%, 11/01/14		2,027	2,001,663
8.75%, 2/15/17		5,590	5,149,787
Phones4U Finance Plc:
9.50%, 4/01/18	GBP	4,995	5,686,140
9.50%, 4/01/18 (a)		1,515	1,724,625
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(d)(e)(i)	USD	14,623	7,311
Qwest Communications International, Inc.:
7.50%, 2/15/14		3,636	3,636,000
Series B, 7.50%, 2/15/14		11,684	11,684,000
8.00%, 10/01/15		10,315	10,727,600
Qwest Corp., 7.50%, 6/15/23		709	699,308
Sprint Capital Corp., 6.88%, 11/15/28		34,601	25,864,247
Sunrise Communications Holdings SA, 8.50%, 12/31/18 (a)	EUR	2,825	3,425,229
Sunrise Communications International SA:
7.00%, 12/31/17		398	506,558
7.00%, 12/31/17 (a)		2,040	2,596,428
TW Telecom Holdings, Inc., 8.00%, 3/01/18	USD	3,960	4,118,400
UPC Holding BV, 9.88%, 4/15/18 (a)		5,800	5,800,000
West Corp., 8.63%, 10/01/18		1,925	1,872,063
Windstream Corp., 7.88%, 11/01/17		9,925	10,049,063
Ziggo Finance BV, 6.13%, 11/15/17 (a)	EUR	12,055	15,666,122

			299,827,119

Electric Utilities – 2.8%
The AES Corp.:
9.75%, 4/15/16	USD	13,120	14,104,000
7.75%, 10/15/15		4,586	4,654,790
7.38%, 7/01/21 (a)		9,915	9,369,675

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Electric Utilities (concluded)
Energy Future Holdings Corp., 10.00%, 1/15/20	USD	39,850	$38,654,500
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20		58,269	56,812,275
FPL Energy National Wind Portfolio LLC, 6.13%, 3/25/19 (a)		314	306,165
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	23,200	24,710,280

			148,611,685

Electronic Equipment, Instruments & Components – 0.1%
Jabil Circuit, Inc.:
7.75%, 7/15/16	USD	170	187,425
8.25%, 3/15/18		2,660	3,012,450

			3,199,875

Energy Equipment & Services – 1.1%
Chesapeake Midstream Partners LP/CHKM Finance Corp., 5.88%, 4/15/21 (a)		10,653	10,120,350
Cie Generale de Geophysique – Veritas:
9.50%, 5/15/16		2,255	2,311,375
7.75%, 5/15/17		6,485	6,387,725
6.50%, 6/01/21 (a)		2,485	2,236,500
Copano Energy LLC/Copano Energy Finance Corp., 7.13%, 4/01/21		4,735	4,628,463
Elster Finance BV, 6.25%, 4/15/18	EUR	1,835	2,237,175
Forbes Energy Services Ltd., 9.00%, 6/15/19 (a)	USD	6,840	6,327,000
Infinis Plc:
9.13%, 12/15/14	GBP	1,275	1,968,360
9.13%, 12/15/14 (a)		3,820	5,897,362
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/01/20	USD	3,885	3,943,275
Oil States International, Inc., 6.50%, 6/01/19 (a)		12,165	11,891,287

			57,948,872

Food Products – 0.1%
JBS USA LLC/JBS USA Finance, Inc.:
11.63%, 5/01/14		1,890	2,022,300
7.25%, 6/01/21 (a)		1,690	1,394,250

			3,416,550

Health Care Equipment & Supplies – 0.7%
DJO Finance LLC/DJO Finance Corp.:
10.88%, 11/15/14		19,870	19,770,650
7.75%, 4/15/18 (a)		4,190	3,582,450
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19 (a)		14,685	11,894,850
Ontex IV SA, 7.50%, 4/15/18 (a)	EUR	2,870	3,325,987

			38,573,937

Health Care Providers & Services – 4.0%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19	USD	5,840	5,504,200
CHS/Community Health Systems, Inc., 8.88%, 7/15/15		3,885	3,817,013
Crown NewCo 3 Plc, 7.00%, 2/15/18 (a)	GBP	6,799	9,541,525
Fresenius Medical Care US Finance, Inc.:
6.88%, 7/15/17	USD	115	118,450
6.50%, 9/15/18 (a)		5,818	5,905,270
5.75%, 2/15/21 (a)		180	173,700
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (a)		260	287,300
HCA, Inc.:
6.75%, 7/15/13		500	507,500
8.50%, 4/15/19		2,235	2,369,100
6.50%, 2/15/20		37,255	36,416,763
7.88%, 2/15/20		18,475	19,121,625
7.25%, 9/15/20		29,640	29,936,400
7.50%, 2/15/22		28,815	26,581,837
INC Research LLC, 11.50%, 7/15/19 (a)		7,565	6,751,763
Symbion, Inc., 8.00%, 6/15/16 (a)		6,870	6,183,000
Teleflex, Inc., 6.88%, 6/01/19		6,560	6,494,400
Tenet Healthcare Corp.:
9.00%, 5/01/15		22,875	24,133,125
10.00%, 5/01/18		14,405	15,593,413
8.88%, 7/01/19		12,252	12,956,490

			212,392,874

Health Care Technology – 0.6%
IMS Health, Inc., 12.50%, 3/01/18 (a)		30,125	33,137,500

Hotels, Restaurants & Leisure – 1.1%
Caesars Entertainment Operating Co., Inc., 11.25%, 6/01/17		2,810	2,834,587
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	842	857,330
Eldorado Resorts LLC/Eldorado Capital Corp., 8.63%, 6/15/19 (a)	USD	2,635	2,246,338
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	4,347	4,880,691
Fontainebleau Las Vegas Holdings LLC, 10.25%, 6/15/15 (a)(d)(e)	USD	2,470	3,088
MGM Resorts International:
13.00%, 11/15/13		10,885	12,408,900
10.38%, 5/15/14		12,620	13,771,575
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (a)		13,002	13,392,060
Scientific Games Corp., 8.13%, 9/15/18		1,800	1,768,500
Scientific Games International, Inc., 9.25%, 6/15/19		185	186,388
Travelport LLC:
4.95%, 9/01/14 (b)		3,255	1,887,900
9.88%, 9/01/14		720	471,600
11.88%, 9/01/16		1,100	434,500
Travelport LLC/Travelport, Inc., 9.00%, 3/01/16		1,720	1,006,200
Waterford Gaming LLC, 8.63%, 9/15/14 (a)		5,335	2,667,281

			58,816,938

Household Durables – 1.0%
Beazer Homes USA, Inc.:
8.13%, 6/15/16		2,310	1,541,925
12.00%, 10/15/17		15,535	15,729,187
9.13%, 6/15/18		5,345	3,287,175
9.13%, 5/15/19		2,615	1,660,525
Jarden Corp., 7.50%, 5/01/17		5,000	5,100,000
Pulte Group, Inc., 6.38%, 5/15/33		990	688,050
Standard Pacific Corp.:
10.75%, 9/15/16		12,385	12,137,300
8.38%, 1/15/21		7,230	5,946,675
Xefin Lux SCA, 8.00%, 6/01/18 (a)	EUR	5,037	5,989,118

			52,079,955

Household Products – 1.3%
ACCO Brands Corp., 10.63%, 3/15/15	USD	4,420	4,751,500
American Standard Americas, 10.75%, 1/15/16 (a)		8,050	6,118,000

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	33

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Household Products (concluded)
Ideal Standard International SPRL, 11.75%, 5/01/18 (a)	EUR	951	$910,981
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
8.75%, 10/15/16 (a)		5,350	6,880,937
8.75%, 10/15/16		8,175	10,514,329
8.50%, 10/15/16 (a)	USD	2,621	2,627,553
7.13%, 4/15/19 (a)		7,895	7,342,350
9.00%, 4/15/19 (a)		3,758	3,194,300
7.88%, 8/15/19 (a)		15,645	15,097,425
8.25%, 2/15/21 (a)		15,605	12,327,950

			69,765,325

Independent Power Producers & Energy Traders – 1.3%
Calpine Construction Finance Co. LP/CCFC Finance Corp., 8.00%, 6/01/16 (a)		6,363	6,522,075
Calpine Corp.:
7.25%, 10/15/17 (a)		4,150	4,004,750
7.50%, 2/15/21 (a)		2,520	2,406,600
7.88%, 1/15/23 (a)		12,305	11,874,325
Ipalco Enterprises, Inc., 7.25%, 4/01/16 (a)		6,560	6,740,400
NRG Energy, Inc.:
7.38%, 1/15/17		11,290	11,642,813
7.63%, 1/15/18 (a)		25,710	23,910,300

			67,101,263

Industrial Conglomerates – 0.1%
Koppers, Inc., 7.88%, 12/01/19		4,110	4,264,125

Insurance – 0.6%
Americo Life, Inc., 7.88%, 5/01/13 (a)		6,000	6,121,146
CNO Financial Group, Inc., 9.00%, 1/15/18 (a)		7,222	7,474,770
Genworth Financial, Inc., 7.63%, 9/24/21		7,455	6,424,905
ING Verzekeringen NV, 6.38%, 5/07/27 (b)	EUR	8,000	7,609,759
International Lease Finance Corp., 6.50%, 9/01/14 (a)	USD	180	180,000
USI Holdings Corp., 4.16%, 11/15/14 (a)(b)		3,390	2,949,300

			30,759,880

Machinery – 0.6%
Boart Longyear Management Pty Ltd., 7.00%, 4/01/21 (a)		3,390	3,356,100
KION Finance SA, 7.88%, 4/15/18 (a)	EUR	3,142	2,967,685
Navistar International Corp.:
3.00%, 10/15/14 (i)	USD	19,710	19,562,175
8.25%, 11/01/21		1,260	1,293,075
Oshkosh Corp., 8.25%, 3/01/17		2,865	2,779,050
SPX Corp., 6.88%, 9/01/17		3,634	3,724,850

			33,682,935

Media – 8.0%
AMC Networks, Inc., 7.75%, 7/15/21 (a)		4,700	4,817,500
CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16		25,667	29,260,060
CCO Holdings LLC/CCO Holdings Capital Corp.:
7.25%, 10/30/17		540	540,000
7.88%, 4/30/18		1,140	1,159,950
6.50%, 4/30/21		11,416	10,788,120
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15 (a)		9,196	5,885,440
Central European Media Enterprises Ltd.:
11.63%, 9/15/16 (a)	EUR	1,388	1,562,037
11.63%, 9/15/16 (a)		3,651	4,108,787
CET 21 Spol SRO, 9.00%, 11/01/17 (a)		2,330	2,809,448
Cinemark USA, Inc., 8.63%, 6/15/19	USD	4,435	4,568,050
Clear Channel Communications, Inc., 9.00%, 3/01/21		11,620	8,627,850
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		28,529	28,956,935
9.25%, 12/15/17		115,507	118,105,907
DISH DBS Corp., 6.75%, 6/01/21 (a)		13,070	12,481,850
Gannett Co, Inc., 10.00%, 4/01/16		300	318,000
Gray Television, Inc., 10.50%, 6/29/15		13,050	11,810,250
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		7,095	8,070,563
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG, 7.50%, 3/15/19 (a)	EUR	11,877	15,275,680
Kabel Deutschland Vertrieb und Service GmbH & Co. KG, 6.50%, 6/29/18		6,780	8,891,364
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (a)	USD	10,965	10,526,400
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		5,410	5,031,300
Musketeer GmbH, 9.50%, 3/15/21 (a)	EUR	7,715	9,302,528
Nielsen Finance LLC/Nielsen Finance Co.:
11.63%, 2/01/14	USD	1,258	1,427,830
11.50%, 5/01/16		62	70,370
7.75%, 10/15/18		29,905	30,503,100
Odeon & UCI Finco PLC, 9.00%, 8/01/18 (a)	GBP	4,179	5,734,747
ProQuest LLC/ProQuest Notes Co., 9.00%, 10/15/18 (a)	USD	7,200	6,606,000
Sinclair Television Group, Inc., 9.25%, 11/01/17 (a)		3,100	3,255,000
Unitymedia GmbH:
9.63%, 12/01/19	EUR	2,244	2,901,167
9.63%, 12/01/19 (a)		7,619	9,850,263
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
8.13%, 12/01/17		7,872	10,493,750
8.13%, 12/01/17 (a)		4,857	6,474,612
8.13%, 12/01/17 (a)	USD	8,956	8,956,000
Virgin Media Secured Finance Plc, 7.00%, 1/15/18	GBP	8,784	14,006,023
WMG Acquisition Corp.:
9.50%, 6/15/16 (a)	USD	2,430	2,460,375
11.50%, 10/01/18 (a)		11,645	10,713,400
Ziggo Bond Co. BV, 8.00%, 5/15/18 (a)	EUR	5,342	6,888,540

			423,239,196

Metals & Mining – 3.2%
Alpha Natural Resources, Inc.:
6.00%, 6/01/19	USD	4,360	4,065,700
6.25%, 6/01/21		29,310	27,368,212
FMG Resources August 2006 Pty Ltd.:
7.00%, 11/01/15 (a)		21,575	20,064,750
6.88%, 2/01/18 (a)		13,300	11,704,000
Goldcorp, Inc., 2.00%, 8/01/14 (i)		10,875	13,525,781
Newmont Mining Corp., 1.25%, 7/15/14 (i)		19,350	28,178,437
Novelis, Inc., 8.75%, 12/15/20		49,595	48,603,100
RathGibson, Inc., 11.25%, 2/15/14 (d)(e)		7,631	382
SunCoke Energy, Inc., 7.63%, 8/01/19 (a)		3,390	3,313,725
Taseko Mines Ltd., 7.75%, 4/15/19		9,005	8,374,650
United States Steel Corp., 7.38%, 4/01/20		25	22,500

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Metals & Mining (concluded)
Vedanta Resources Plc, 8.25%, 6/07/21 (a)	USD	2,940	$2,263,800

			167,485,037

Multiline Retail – 0.6%
Dollar General Corp., 11.88%, 7/15/17 (h)		29,611	32,720,155

Oil, Gas & Consumable Fuels – 11.5%
Antero Resources Finance Corp., 7.25%, 8/01/19 (a)		3,370	3,201,500
Arch Coal, Inc.:
8.75%, 8/01/16		2,030	2,151,800
7.00%, 6/15/19 (a)		70	66,500
7.25%, 10/01/20		4,010	3,849,600
7.25%, 6/15/21 (a)		16,285	15,674,312
Berry Petroleum Co., 8.25%, 11/01/16		175	178,500
Bill Barrett Corp., 9.88%, 7/15/16		335	365,150
Calfrac Holdings LP, 7.50%, 12/01/20 (a)		5,940	5,613,300
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18		1,395	1,367,100
Chesapeake Energy Corp.:
9.50%, 2/15/15		8,170	9,211,675
6.63%, 8/15/20		8,770	9,033,100
6.88%, 11/15/20		300	313,500
6.13%, 2/15/21		3,460	3,485,950
2.25%, 12/15/38 (i)		7,880	6,688,150
Coffeyville Resources LLC/Coffeyville Finance, Inc., 9.00%, 4/01/15 (a)		3,300	3,465,000
Concho Resources, Inc.:
7.00%, 1/15/21		7,190	7,154,050
6.50%, 1/15/22		4,115	4,053,275
Consol Energy, Inc., 8.25%, 4/01/20		21,135	22,244,587
Continental Resources, Inc., 7.13%, 4/01/21		3,965	4,004,650
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.88%, 2/15/18		1,400	1,435,000
Denbury Resources, Inc., 8.25%, 2/15/20		9,791	10,280,550
Drummond Co., Inc.:
9.00%, 10/15/14 (a)		965	986,713
7.38%, 2/15/16		4,550	4,606,875
El Paso Corp.:
7.00%, 6/15/17		7,101	7,954,306
7.25%, 6/01/18		4,165	4,657,911
6.50%, 9/15/20		7,540	8,051,951
Encore Acquisition Co., 9.50%, 5/01/16		275	297,000
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		8,780	8,560,500
7.75%, 6/15/19		12,660	11,457,300
EV Energy Partners LP/EV Energy Finance Corp., 8.00%, 4/15/19 (a)		3,020	2,914,300
Exterran Holdings, Inc., 7.25%, 12/01/18 (a)		6,505	6,244,800
Forest Oil Corp., 8.50%, 2/15/14		7,920	8,375,400
Frac Tech Services LLC/Frac Tech Finance, Inc., 7.13%, 11/15/18 (a)		29,092	29,528,380
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.75%, 11/01/15 (a)		8,240	8,301,800
8.00%, 2/15/20 (a)		7,875	8,012,813
7.63%, 4/15/21 (a)		20,055	20,155,275
James River Escrow, Inc., 7.88%, 4/01/19 (a)		12,595	10,579,800
Key Energy Services, Inc., 6.75%, 3/01/21		7,770	7,478,625
Linn Energy LLC/Linn Energy Finance Corp.:
6.50%, 5/15/19 (a)		2,735	2,516,200
8.63%, 4/15/20		17,665	18,194,950
7.75%, 2/01/21		9,850	9,850,000
MEG Energy Corp., 6.50%, 3/15/21 (a)		27,760	26,580,200
New World Resources NV, 7.88%, 5/01/18	EUR	7,901	9,103,388
Newfield Exploration Co., 5.75%, 1/30/22	USD	9,790	9,679,863
Oasis Petroleum, Inc., 7.25%, 2/01/19 (a)		8,690	8,429,300
OGX Petroleo e Gas Participacoes SA, 8.50%, 6/01/18 (a)		78,580	70,329,100
Penn Virginia Corp., 7.25%, 4/15/19		1,230	1,137,750
Petrohawk Energy Corp.:
10.50%, 8/01/14		10,535	11,825,537
7.88%, 6/01/15		16,270	17,388,563
6.25%, 6/01/19		15,795	17,927,325
Pioneer Natural Resources Co.:
7.20%, 1/15/28		3,550	3,796,842
6.65%, 3/15/17		2,365	2,531,709
6.88%, 5/01/18		8,010	8,597,854
7.50%, 1/15/20		4,425	4,966,916
Plains Exploration & Production Co.:
7.75%, 6/15/15		6,330	6,519,900
10.00%, 3/01/16		2,915	3,162,775
7.00%, 3/15/17		8,270	8,270,000
7.63%, 4/01/20		1,235	1,268,963
6.63%, 5/01/21		11,660	11,441,375
Precision Drilling Corp., 6.50%, 12/15/21 (a)		7,915	7,796,275
Range Resources Corp.:
8.00%, 5/15/19		6,490	7,106,550
6.75%, 8/01/20		3,870	4,121,550
5.75%, 6/01/21		29,585	30,694,437
SandRidge Energy, Inc., 7.50%, 3/15/21 (a)		21,800	20,056,000
SM Energy Co., 6.63%, 2/15/19 (a)		5,260	5,233,700
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.88%, 2/01/21 (a)		4,475	4,296,000
Thermon Industries, Inc., 9.50%, 5/01/17		4,348	4,521,920
Trafigura Beheer BV, 6.38%, 4/08/15	EUR	2,175	2,637,123
Whiting Petroleum Corp., 6.50%, 10/01/18	USD	5,510	5,537,550

			607,520,613

Paper & Forest Products – 2.1%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (a)(h)		9,019	6,132,898
APP Finance II Mauritius Ltd., 12.00%, 12/29/49 (d)(e)		21,000	2,100
Boise Cascade LLC, 7.13%, 10/15/14		2,769	2,679,007
Boise Paper Holdings LLC/Boise Co-Issuer Co., 8.00%, 4/01/20		6,610	6,700,887
Boise Paper Holdings LLC/Boise Finance Co., 9.00%, 11/01/17		6,880	7,189,600
Cascades, Inc., 7.75%, 12/15/17		6,080	5,776,000
Clearwater Paper Corp.:
10.63%, 6/15/16		4,730	5,185,263
7.13%, 11/01/18		3,935	3,905,487
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)		13,270	14,667,862
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (a)		6,515	6,319,550
NewPage Corp.:
0.72%, 3/08/13		9,950	9,887,813
11.38%, 12/31/14 (d)(e)		30,570	22,698,225
PH Glatfelter Co., 7.13%, 5/01/16		1,510	1,487,350
Sappi Papier Holding GmbH, 6.63%, 4/15/21 (a)		2,075	1,763,750
Smurfit Kappa Acquisitions:
7.25%, 11/15/17 (a)	EUR	3,261	4,106,778
7.75%, 11/15/19 (a)		3,228	4,130,089
Verso Paper Holdings LLC/Verso Paper, Inc.:
11.50%, 7/01/14	USD	8,583	8,926,320

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	35

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Paper & Forest Products (concluded)
Series B, 4.00%, 8/01/14 (b)	USD	541	$408,455

			111,967,434

Pharmaceuticals – 1.4%
Aptalis Pharma, Inc., 12.75%, 3/01/16		6,455	6,519,550
Capsugel FinanceCo SCA, 9.88%, 8/01/19 (a)	EUR	4,600	5,731,434
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (a)		5,600	6,789,834
Endo Pharmaceuticals Holdings, Inc., 7.00%, 7/15/19 (a)	USD	3,165	3,176,869
inVentiv Health, Inc.:
10.00%, 8/15/18 (a)		2,025	1,782,000
10.00%, 8/15/18 (a)		6,355	5,592,400
Omnicare, Inc.:
6.13%, 6/01/13		185	185,222
6.88%, 12/15/15		398	412,179
7.75%, 6/01/20		21,365	21,792,300
Valeant Pharmaceuticals International, 6.50%, 7/15/16 (a)		21,280	19,790,400

			71,772,188

Professional Services – 0.3%
FTI Consulting, Inc.:
7.75%, 10/01/16		5,215	5,332,337
6.75%, 10/01/20		9,895	9,548,675

			14,881,012

Real Estate Investment Trusts (REITs) – 0.6%
Felcor Lodging LP, 6.75%, 6/01/19 (a)		26,520	23,735,400
The Rouse Co. LP, 6.75%, 11/09/15		2,372	2,360,140
Rouse Co. LP/TRC Co-Issuer, Inc., 6.75%, 5/01/13 (a)		4,992	5,023,200

			31,118,740

Real Estate Management & Development – 1.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., 10.02%, 6/30/15 (a)(j)		7,485	5,239,780
Diamond Resorts Corp., 12.00%, 8/15/18		16,010	15,009,375
IVG Immobilien AG, 8.00%, 5/29/49 (b)	EUR	1,800	1,398,695
Realogy Corp.:
11.50%, 4/15/17	USD	24,795	16,488,675
12.00%, 4/15/17		1,940	1,319,200
7.88%, 2/15/19 (a)		33,325	25,160,375
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (d)(e)		1,115	112
The Unique Pub Finance Co. Plc, 5.66%, 6/30/27	GBP	5,250	5,075,867

			69,692,079

Road & Rail – 0.1%
Florida East Coast Railway Corp., 8.13%, 2/01/17	USD	5,030	4,879,100

Semiconductors & Semiconductor Equipment – 0.1%
Micron Technology, Inc.:
1.50%, 8/01/31 (a)(i)		2,320	1,783,500
1.88%, 8/01/31 (a)(i)		1,968	1,505,520

			3,289,020

Software – 2.2%
Eagle Parent, Inc., 8.63%, 5/01/19 (a)		10,830	9,801,150
Equinix, Inc., 7.00%, 7/15/21		6,020	5,997,425
First Data Corp.:
7.38%, 6/15/19 (a)		20,240	17,963,000
8.88%, 8/15/20 (a)		1,625	1,527,500
8.25%, 1/15/21 (a)		8,845	6,987,550
12.63%, 1/15/21 (a)		39,803	29,454,220
Interactive Data Corp., 10.25%, 8/01/18		12,180	13,093,500
MedAssets, Inc., 8.00%, 11/15/18 (a)		9,650	9,191,625
Spansion LLC, 7.88%, 11/15/17 (a)		8,389	8,472,890
SunGard Data Systems, Inc.:
10.63%, 5/15/15		100	104,250
7.38%, 11/15/18		7,940	7,384,200
7.63%, 11/15/20		8,790	8,174,700

			118,152,010

Specialty Retail – 1.6%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		6,955	6,711,575
House of Fraser Funding Plc, 8.88%, 8/15/18 (a)	GBP	5,639	7,474,643
Penske Automotive Group, Inc., 7.75%, 12/15/16	USD	6,275	6,212,250
Punch Taverns Finance Plc, 7.27%, 4/15/22	GBP	820	1,157,235
QVC, Inc.:
7.13%, 4/15/17 (a)	USD	4,525	4,728,625
7.50%, 10/01/19 (a)		12,930	13,770,450
7.38%, 10/15/20 (a)		6,036	6,428,340
RSC Equipment Rental, Inc./RSC Holdings III LLC:
10.00%, 7/15/17 (a)		13,675	14,358,750
8.25%, 2/01/21		8,004	6,923,460
Sonic Automotive, Inc., 9.00%, 3/15/18		5,100	5,112,750
Toys R US - Delaware, Inc., 7.38%, 9/01/16 (a)		4,140	3,953,700
United Rentals North America, Inc., 8.38%, 9/15/20		8,810	8,083,175

			84,914,953

Textiles, Apparel & Luxury Goods – 0.1%
Phillips-Van Heusen Corp., 7.38%, 5/15/20		2,800	2,919,000

Wireless Telecommunication Services – 1.5%
Cricket Communications, Inc.:
10.00%, 7/15/15		5,540	5,498,450
7.75%, 5/15/16		15,260	15,317,225
Crown Castle International Corp.:
9.00%, 1/15/15		250	265,000
7.13%, 11/01/19		4,560	4,696,800
FiberTower Corp.:
9.00%, 1/01/16 (a)		4,607	2,810,208
9.00%, 1/01/16		1,150	701,760
iPCS, Inc., 2.38%, 5/01/13 (b)		16,396	14,920,360
MetroPCS Wireless, Inc.:
7.88%, 9/01/18		7,340	7,119,800
6.63%, 11/15/20		18,120	15,945,600
NII Capital Corp., 7.63%, 4/01/21		6,457	6,408,573
SBA Telecommunications, Inc., 8.00%, 8/15/16		3,090	3,236,775

			76,920,551

Total Corporate Bonds – 78.4%			4,131,473,101

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Airlines – 0.1%
AWAS Finance Luxembourg S.à r.l., Term Loan B, 5.25%, 6/10/16	USD	6,700	$6,566,040
Northwest Airlines Corp., Trade Claim Participation, 0.00%, 12/31/49		8,100	–

			6,566,040

Chemicals – 0.1%
PQ Corp. (FKA Niagara Acquisition, Inc.), Original Term Loan (First Lien), 3.49% – 3.51%, 7/30/14		89	80,927
Styron S.à r.l., Term Loan, 6.00%, 8/02/17		6,485	5,824,668

			5,905,595

Commercial Services & Supplies – 0.1%
The ServiceMaster Co.:
Closing Date Loan, 2.72% – 2.83%, 7/24/14		4,644	4,329,255
Delayed Draw Term Loan, 2.74%, 7/24/14		462	431,129

			4,760,384

Computers & Peripherals – 0.0%
CDW LLC (FKA CDW Corp.), Term Loan, 3.73%, 10/10/14		2,275	2,104,375

Diversified Financial Services – 0.5%
Marsico Parent Co. LLC, Term Loan, 5.25%, 12/15/14		2,209	1,071,195
Springleaf Financial Funding Co. (FKA American General Finance Corp.), Initial Loan, 5.50%, 5/10/17		27,150	23,457,600

			24,528,795

Diversified Telecommunication Services – 1.0%
Avaya, Inc., Term B-1 Loan, 3.06%, 10/24/14		2,060	1,852,095
Hawaiian Telcom Communications, Inc., Term Loan, 9.00%, 10/28/15		6,039	6,014,132
Intelsat Jackson Holdings S.A. (FKA Intelsat Jackson Holdings Ltd.), Tranche Term Loan B, 5.25%, 4/02/18		47,207	44,964,370

			52,830,597

Electric Utilities – 0.0%
MACH Gen LLC, Synthetic Letter of Credit Loan (First Lien), 0.12% - 2.25%, 2/22/13		460	416,210

Energy Equipment & Services – 0.2%
Texas Competitive Electric Holdings Company LLC (TXU), 2017 Term Loan (Extending), 4.72% – 4.77%, 10/10/17		15,453	10,283,190

Food & Staples Retailing – 0.3%
Volume Services America, Inc. (Centerplate), Term Loan B, 10.50% – 10.75%, 9/16/16		13,527	13,357,768

Food Products – 0.2%
Pierre Foods, Inc., Loan (Second Lien), 11.25%, 9/29/17		11,900	11,840,500

Health Care Providers & Services – 0.3%
CHS/Community Health Systems, Inc.:
Non-Extended Delayed Draw Term Loan, 2.57%, 7/25/14		96	89,574
Non-Extended Term Loan, 2.57%, 7/25/14		1,870	1,745,846
Emergency Medical Services Corp., Initial Term Loan, 5.25% – 6.00%, 5/25/18		2,723	2,586,238
Harden Healthcare LLC:
Tranche A additional Term Loan, 7.75%, 3/02/15		7,487	7,337,302
Tranche A Term Loan, 8.50%, 3/02/15		3,722	3,647,840

			15,406,800

Hotels, Restaurants & Leisure – 0.3%
Caesar’s Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.), Term B-3 Loan, 3.25% – 3.37%, 1/28/15		6,065	5,046,182
Travelport LLC (FKA Travelport, Inc.), Loan, 8.29%, 3/27/12		19,914	10,853,190

			15,899,372

Media – 0.5%
HMH Publishing Co. Ltd. (AKA Education Media), Tranche A Term Loan, 6.23%, 6/12/14		8,143	5,924,269
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		18,455	18,939,444

			24,863,713

Metals & Mining – 0.6%
Dynegy Midwest Generation LLC, Term Loan, 9.25%, 7/25/16		31,164	30,184,515

Multiline Retail – 0.2%
Hema Holding BV, Facility (Mezzanine), 4.85% - 5.00%, 7/05/17	EUR	8,616	9,696,645

Oil, Gas & Consumable Fuels – 1.6%
Dynegy Power LLC, Term Loan, 9.25%, 7/25/16	USD	57,036	55,974,560
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15		27,334	27,334,246

			83,308,806

Paper & Forest Products – 0.2%
Ainsworth Lumber Co. Ltd., Term Loan, 5.25%, 6/26/14		4,000	3,540,000
Verso Paper Finance Holdings LLC, Loan, 7.26%, 2/01/13		18,399	9,199,263

			12,739,263

Pharmaceuticals – 0.3%
Axcan Pharma, Inc., Term Loan B, 5.50%, 2/03/17		8,238	7,278,052
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Repalcement Term B Loan, 6.50%, 8/04/16		5,930	5,640,512

			12,918,564

Real Estate Investment Trusts (REITs) – 0.3%
iStar Financial, Inc., Tranche A-1 Loan, 5.00%, 6/28/13		18,213	17,555,721

Real Estate Management & Development – 0.2%
Realogy Corp.:
Extended FL Term Loan, 4.52%, 10/10/16		9,863	7,971,314
Extended Synthetic Commitment, 0.09% - 4.40%, 10/10/16		1,403	1,133,907

			9,105,221

Specialty Retail – 0.0%
Claire’s Stores, Inc., Term Loan B, 2.99% - 3.00%, 5/29/14		1,725	1,450,085

Textiles, Apparel & Luxury Goods – 0.1%
EB Sports Corp., Loan, 11.50%, 5/01/12		6,799	6,527,309

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	37

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Wireless Telecommunication Services – 1.0%
Vodafone Americas Finance 2, Inc.:
Initial Loan, 0.00%, 8/11/15	USD	37,997	$37,996,579
Initial Loan, 6.88%, 7/11/16		14,800	14,874,000

			52,870,579

Total Floating Rate Loan Interests – 8.1%			425,120,047

Foreign Government Obligations Indonesia – 0.0%
Republic of Indonesia, 4.88%, 5/05/21		1,070	1,080,700

Total Foreign Government Obligations – 0.0%			1,080,700

Other Interests (k)	Beneficial Interest (000)
Auto Components – 0.0%
Lear Corp., Escrow (d)(e)		7,495	74,950
Lear Corp., Escrow (d)(e)		7,955	79,550

			154,500

Electric Utilities – 0.0%
Mirant America Corp., Escrow (a)(d)(e)		3,270	–
Mirant Americas Generation LLC, Escrow (d)(e)		1,215	–
Mirant Americas, Inc., Escrow (a)(d)(e)		1,880	–

			–

Hotels, Restaurants & Leisure – 0.0%
Buffets Restaurants Holdings, Inc., Escrow (d)		3,925	–

Household Durables – 0.2%
BATS-HINC (S-Martin) SPV, LLC (Stanley-Martin Communities Class B Units) (d)(l)		1	420,063
BR-HIINC (S-Martin) SPV, LLC (Stanley-Martin Communities Class B Units) (d)(l)		14	8,182,160
BR-HIYLD (S-Martin) SPV, LLC (Stanley-Martin Communities Class B Units) (d)(l)		5	2,917,837

			11,520,060

Media – 0.0%
Adelphia Communications Corp., Escrow (d)(e)		800	1,280
Adelphia Communications Corp., Escrow (d)(e)		325	520
Adelphia Communications Corp., Escrow (d)		1,925	–
Adelphia Communications Corp., Series B, Escrow (d)		25,500	–
Century Communications, Escrow (d)(e)		625	6,250

			8,050

Oil, Gas & Consumable Fuels – 0.3%
BR-HIYLD Rich-Stryker LLC (Richland-Stryker Generation LLC) (d)(l)		376	15,265,899

Pharmaceuticals – 0.0%
Curative Health Services, Inc., Escrow (d)		570	57,359

Total Other Interests – 0.5%			27,005,868

Preferred Securities
Capital Trusts Insurance – 0.4%
American General Institutional Capital A, 7.57%, 12/01/45 (a)		10,310	9,330,550
Genworth Financial, Inc., 6.15%, 11/15/66 (b)		15,780	7,890,000

Total Capital Trusts – 0.4%			17,220,550

Preferred Stocks	Shares
Auto Components – 0.6%
Dana Holding Corp., 4.00% (a)		341,111	33,002,489

Automobiles – 0.0%
General Motors Co., 4.75%		8,640	303,091

Diversified Financial Services – 1.4%
Ally Financial, Inc., 7.00% (a)		63,662	42,631,659
GMAC Capital Trust I, 8.13%		1,816,650	33,153,862

			75,785,521

Media – 0.1%
TRA Global, Inc., 0.00% (d)		2,077,830	2,555,731

Real Estate Investment Trusts (REITs) – 0.0%
MPG Office Trust, Inc.,
Series A, 7.63% (d)		140,888	1,985,112

Thrifts & Mortgage Finance – 0.1%
Fannie Mae, 7.00% (d)		370,000	1,010,100
Freddie Mac, 8.38% (d)		990,611	1,981,222

			2,991,322

Total Preferred Stocks – 2.2%			116,623,266

Total Preferred Securities – 2.6%			133,843,816

Warrants (m)
Diversified Financial Services – 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/28/17)		3,811	38

Health Care Providers & Services – 0.0%
HealthSouth Corp. (Expires 1/16/14)		253,521	–

Hotels, Restaurants & Leisure – 0.0%
BLB Worldwide Holdings, Inc. (Expires 11/08/17)		500	2,000
Buffets Restaurants Holdings, Inc. (Expires 4/29/14)		3,314	33

			2,033

Media – 0.0%
Charter Communications, Inc., Class A (Expires 11/30/14)		74,775	859,913
HMH Holdings (Expires 3/09/17)		167,684	–

			859,913

Total Warrants – 0.0%			861,984

Total Long-Term Investments (Cost — $5,387,301,570) – 93.6%			4,932,468,689

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.09% (n)(o)	205,812,406	$205,812,406

Total Short-Term Securities (Cost – $205,812,406) – 3.9%		205,812,406

Options Purchased	Contracts
Exchange-Traded Call Options Purchased – 0.0%
E*Trade Financial Corp., Strike Price USD 20, Expires 10/22/11	3,526	24,682

Exchange-Traded Put Options Purchased – 0.1%
SPDR S&P 500 ETF Trust, Strike Price USD 112, Expires 10/22/11	18,000	7,272,000

Over-the-Counter Call Options Purchased – 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86, Expires 12/14/19, Broker Goldman Sachs Bank USA	107	1

Total Options Purchased (Cost – $4,880,451) – 0.1%		7,296,683

Total Investments Before Options Written (Cost – $5,597,994,427*) – 97.6%		5,145,577,778

Options Written
Exchange-Traded Put Options Written – (0.1)%
E*Trade Financial Corp., Strike Price USD 13, Expires 10/22/11	3,526	(1,392,770)
SPDR S&P 500 ETF Trust, Strike Price USD 104, Expires 10/22/11	18,000	(3,141,000)

		(4,533,770)

Options Written	Notional Amount (000)
Over-the-Counter Call Swaptions Written – (0.0)%
Bought credit default protection on Dow Jones CDX North America High Yield CDS Index Series 16 Volume 1, Strike price USD 92, Expires 12/21/11, Broker BNP Paribas SA	USD 85,000	(2,373,017)
Bought credit default protection on Dow Jones CDX North America High Yield CDS Index Series 16 Volume 1, Strike price USD 92, Expires 12/21/11, Broker BNP Paribas SA	16,000	(446,685)

		(2,819,702)

Over-the-Counter Put Swaptions Written – (0.1)%
Sold credit default protection on Dow Jones CDX North America High Yield CDS Index Series 16 Volume 1, Strike price USD 92, Expires 12/21/11, Broker BNP Paribas SA	85,000	(4,080,198)
Sold credit default protection on Dow Jones CDX North America High Yield CDS Index Series 16 Volume 1, Strike price USD 92, Expires 12/21/11, Broker BNP Paribas SA	16,000	(768,037)

		(4,848,235)

Total Options Written
(Premiums Received – $10,253,813) – (0.2)%		(12,201,707)

Total Investments Net of Options Written – 97.4%		5,133,376,071
Other Assets Less Liabilities – 2.6%		139,281,667

Net Assets – 100.0%		$5,272,657,738

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$5,597,949,759

Gross unrealized appreciation.	$89,696,897
Gross unrealized depreciation.	(542,068,878)

Net unrealized depreciation	$(452,371,981)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(d)	Non-income producing security.
(e)	Issuer filed for bankruptcy and/or is in default of interest payments.
(f)	All or a portion of security has been pledged as collateral in connection with swaps.
(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(h)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(i)	Convertible security.
(j)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.
(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(l)	Wholly owned taxable subsidiary.
(m)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(n)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2010	Net Activity	Shares/ Beneficial Interest Held at September 30, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	71,968,653	133,843,753	205,812,406	$934	$215,745
Institutional Money Market Trust	$233,200	$(233,200)	–	–	$263

(o)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	39

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

•	Foreign currency exchange contracts as of September 30, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,080,000	USD	1,467,506	Citibank, N.A.	10/03/11	$(20,580)
EUR	1,523,000	USD	2,040,490	Citibank, N.A.	10/05/11	(56)
CAD	1,705,000	USD	1,654,440	Deutsche Bank AG	10/07/11	(27,665)
GBP	51,416,500	USD	80,209,689	Citibank, N.A.	10/07/11	(36,346)
GBP	275,000	USD	448,894	Deutsche Bank AG	10/07/11	(20,089)
GBP	265,000	USD	431,366	Deutsche Bank AG	10/07/11	(18,153)
USD	100,628	CAD	99,500	Citibank, N.A.	10/07/11	5,693
USD	1,623,698	CAD	1,605,500	Citibank, N.A.	10/07/11	91,858
USD	1,526,499	GBP	970,000	Royal Bank of Scotland Plc	10/07/11	13,985
USD	1,577,894	GBP	987,500	Royal Bank of Scotland Plc	10/07/11	38,093
USD	15,980,268	GBP	10,001,000	Royal Bank of Scotland Plc	10/07/11	385,788
USD	63,913,082	GBP	39,999,000	Royal Bank of Scotland Plc	10/07/11	1,542,957
EUR	4,020,000	USD	5,579,603	Citibank, N.A.	10/26/11	(194,887)
EUR	1,210,000	USD	1,719,666	Citibank, N.A.	10/26/11	(98,893)
EUR	455,000	USD	659,123	Citibank, N.A.	10/26/11	(49,659)
EUR	205,000	USD	288,854	Citibank, N.A.	10/26/11	(14,261)
EUR	205,000	USD	288,854	Citibank, N.A.	10/26/11	(14,261)
EUR	580,000	USD	832,676	Deutsche Bank AG	10/26/11	(55,777)
EUR	600,000	USD	853,955	Deutsche Bank AG	10/26/11	(50,266)
EUR	1,000,000	USD	1,424,826	UBS AG	10/26/11	(85,345)
USD	2,040,121	EUR	1,523,000	Citibank, N.A.	10/26/11	91
USD	63,738	EUR	45,000	Citibank, N.A.	10/26/11	3,461
USD	117,916	EUR	82,000	Citibank, N.A.	10/26/11	8,079
USD	176,908	EUR	124,000	Citibank, N.A.	10/26/11	10,813
USD	163,838	EUR	114,000	Citibank, N.A.	10/26/11	11,137
USD	1,467,159	EUR	1,080,000	Citibank, N.A.	10/26/11	20,519
USD	835,676	EUR	590,000	Citibank, N.A.	10/26/11	45,382
USD	774,386	EUR	538,000	Citibank, N.A.	10/26/11	53,745
USD	1,073,568	EUR	747,000	Citibank, N.A.	10/26/11	72,976
USD	6,537,048	EUR	4,582,000	Citibank, N.A.	10/26/11	399,543
USD	8,316,857	EUR	5,801,500	Citibank, N.A.	10/26/11	545,855
USD	78,154,657	EUR	54,517,500	Citibank, N.A.	10/26/11	5,129,471
USD	274,145,892	EUR	191,233,000	Citibank, N.A.	10/26/11	17,992,816
USD	9,956	EUR	7,000	Deutsche Bank AG	10/26/11	579
USD	34,134	EUR	24,000	Deutsche Bank AG	10/26/11	1,986
USD	232,101	EUR	170,000	Deutsche Bank AG	10/26/11	4,389
USD	142,224	EUR	100,000	Deutsche Bank AG	10/26/11	8,276
USD	1,887,220	EUR	1,400,000	Deutsche Bank AG	10/26/11	11,945
USD	265,300	EUR	185,000	Deutsche Bank AG	10/26/11	17,496
USD	822,647	EUR	570,000	Deutsche Bank AG	10/26/11	59,143
USD	1,699,353	EUR	1,185,000	Deutsche Bank AG	10/26/11	112,067
USD	8,412,191	EUR	6,158,000	Deutsche Bank AG	10/26/11	163,664
USD	8,247,239	EUR	5,751,000	Deutsche Bank AG	10/26/11	543,880
USD	756,909	EUR	529,000	Morgan Stanley Capital Services, Inc.	10/26/11	48,323
USD	131,486	EUR	94,000	Royal Bank of Scotland Plc	10/26/11	5,575
USD	140,826	EUR	100,000	Royal Bank of Scotland Plc	10/26/11	6,878
USD	268,681	EUR	187,000	Royal Bank of Scotland Plc	10/26/11	18,198
USD	1,958,429	EUR	1,430,000	Royal Bank of Scotland Plc	10/26/11	42,971
USD	2,331,778	EUR	1,667,000	Royal Bank of Scotland Plc	10/26/11	98,862
USD	6,576,574	EUR	4,670,000	Royal Bank of Scotland Plc	10/26/11	321,195
USD	8,617,914	EUR	5,998,000	Royal Bank of Scotland Plc	10/26/11	583,704
USD	151,475	EUR	105,000	UBS AG	10/26/11	10,829
USD	595,205	EUR	417,000	UBS AG	10/26/11	36,642
USD	944,913	EUR	655,000	UBS AG	10/26/11	67,552
USD	2,383,676	EUR	1,670,000	UBS AG	10/26/11	146,742
USD	4,558,663	EUR	3,160,000	UBS AG	10/26/11	325,902
USD	1,650,956	CAD	1,705,000	Deutsche Bank AG	1/18/12	27,389
USD	80,132,615	GBP	51,416,500	Citibank, N.A.	1/18/12	37,812

Total						$28,388,023

•	Financial futures contracts sold as of September 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
6,468	E-Mini S&P	Chicago Mercantile	December 2011	$364,148,000	$10,680,033

•	Credit default swaps on single-name issues – buy protection outstanding as of September 30, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Republic of Hungary	1.00%	Deutsche Bank AG	12/20/15	USD	4,520	$216,950
Kingdom of Spain	1.00%	Deutsche Bank AG	3/20/16	USD	11,550	(9,145)
Dynegy Holdings, Inc.	5.00%	Citibank, N.A.	9/20/16	USD	2,500	40,048
Dynegy Holdings, Inc.	5.00%	Citibank, N.A.	9/20/16	USD	2,500	46,253

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Beazer Homes USA, Inc.	5.00%	Credit Suisse International	9/20/16	USD	2,625	$(8,862)
Beazer Homes USA, Inc.	5.00%	Goldman Sachs Bank USA	9/20/16	USD	650	(7,262)
Beazer Homes USA, Inc.	5.00%	Goldman Sachs Bank USA	9/20/16	USD	3,375	(53,089)
Realogy Corp.	5.00%	Goldman Sachs Bank USA	9/20/16	USD	2,300	235,499
Beazer Homes USA, Inc.	5.00%	Credit Suisse International	12/20/16	USD	2,675	4,413
iStar Financial, Inc.	5.00%	Deutsche Bank AG	12/20/16	USD	3,400	(275,959)
Sealed Air Corp.	1.00%	JPMorgan Chase Bank, N.A.	12/20/16	USD	3,000	(68,210)

Total						$120,636

•	Credit default swaps on single-name issues – sold protection outstanding as of September 30, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Dynegy Holdings, Inc.	5.00%	Bank of America, N.A.	12/20/11	CC	USD	4,900	$(161,608)
Dynegy Holdings, Inc.	5.00%	Citibank, N.A.	12/20/11	CC	USD	2,500	34,339
Dynegy Holdings, Inc.	5.00%	Citibank, N.A.	12/20/11	CC	USD	2,500	28,982
CIT Group, Inc.	5.00%	Deutsche Bank AG	9/20/15	B+	USD	55,700	(106,124)
Level 3 Communications Corp.	5.00%	Deutsche Bank AG	3/20/16	CCC	USD	4,000	(225,716)
ARAMARK Corp.	5.00%	Goldman Sachs Bank USA	3/20/16	B	USD	1,500	(70,346)
ARAMARK Corp.	5.00%	Goldman Sachs Bank USA	3/20/16	B	USD	2,000	(83,020)
Level 3 Communications Corp.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC	USD	2,500	(77,879)
Level 3 Communications Corp.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC	USD	2,500	(123,850)
Level 3 Communications Corp.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC	USD	3,000	(176,788)
Level 3 Communications Corp.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC	USD	2,000	(146,657)
ARAMARK Corp.	5.00%	Goldman Sachs Bank USA	6/20/16	B	USD	5,275	(288,603)
ARAMARK Corp.	5.00%	Goldman Sachs Bank USA	6/20/16	B	USD	1,000	(52,024)
ARAMARK Corp.	5.00%	Goldman Sachs Bank USA	6/20/16	B	USD	5,275	(247,905)
ARAMARK Corp.	5.00%	Goldman Sachs Bank USA	6/20/16	B	USD	1,000	(45,141)
Community Health Systems, Inc.	5.00%	BNP Paribas SA	9/20/16	B	USD	2,000	(61,160)
ARAMARK Corp.	5.00%	Credit Suisse International	9/20/16	B	USD	2,600	(50,256)
ARAMARK Corp.	5.00%	Goldman Sachs Bank USA	9/20/16	B	USD	400	(9,578)
ARAMARK Corp.	5.00%	Goldman Sachs Bank USA	9/20/16	B	USD	3,900	(90,755)
ARAMARK Corp.	5.00%	Goldman Sachs Bank USA	9/20/16	B	USD	1,450	(85,540)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	41

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
ARAMARK Corp.	5.00%	Goldman Sachs Bank USA	9/20/16	B	USD	6,800	$(398,015)
Community Health Systems, Inc.	5.00%	Goldman Sachs Bank USA	9/20/16	B	USD	1,750	(53,515)

Total							$(2,491,159)

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial reporting purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of September 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	–	$11,003,750	$11,003,750
Collateralized Debt Obligations	–	–	642,992	642,992
Common Stocks	$78,581,351	$4,912,188	117,942,892	201,436,431
Corporate Bonds	–	4,110,508,864	20,964,237	4,131,473,101
Floating Rate Loan Interests	–	287,456,373	137,663,674	425,120,047
Foreign Government Obligations	–	1,080,700	–	1,080,700
Other Interests	–	1,800	27,004,068	27,005,868
Preferred Securities	114,067,535	17,220,550	2,555,731	133,843,816
Warrants	859,913	–	2,071	861,984
Short-Term Securities	205,812,406	–	–	205,812,406

Total	$399,321,205	$4,421,180,475	$317,779,415	$5,138,281,095

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$606,484	–	$606,484
Equity contracts	$17,976,715	–	$1	17,976,716
Foreign currency exchange contracts	–	29,074,261	–	29,074,261
Liabilities:
Credit contracts	–	(10,538,820)	(106,124)	(10,644,944)
Equity contracts	(4,533,770)	–	–	(4,533,770)
Foreign currency exchange contracts	(20,636)	(665,602)	–	(686,238)

Total	$13,422,309	$18,476,323	$(106,123)	$31,792,509

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Collateralized Debt Obligations	Common Stocks	Total
Assets:
Balance, as of September 30, 2010	–	–	$57,451,823	$57,451,823
Acquired in reorganization[2]	–	–	21,993,214	21,993,214
Accrued discounts/premiums	$49,967	$803,557	–	853,524
Net realized gain (loss)	–	–	(908,763)	(908,763)
Net change in unrealized appreciation/depreciation[3]	(1,668,079)	(839,269)	301,502	(2,205,846)
Purchases	12,621,862	678,704	57,653,575	70,954,141
Sales	–	–	(18,410,880)	(18,410,880)
Transfers in4	–	–	–	–
Transfers out[4]	–	–	(137,579)	(137,579)

Balance, as of September 30, 2011	$11,003,750	$642,992	$117,942,892	$129,589,634

	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Total
Assets:
Balance, as of September 30, 2010	$24,305,241	$74,712,878	$2,738,528	$101,756,647
Acquired in reorganization[2]	7,683,196	2,210,021	10,328,725	20,221,942
Accrued discounts/premiums	177,609	2,876,222	–	3,053,831
Net realized gain (loss)	373,638	(632,674)	15,132	(243,904)
Net change in unrealized appreciation/depreciation[3]	(29,994,628)	(17,049,558)	(17,349,078)	(64,393,264)
Purchases	32,613,990	89,015,287	35,407,671	157,036,948
Sales	(21,370,854)	(33,253,880)	(4,136,910)	(58,761,644)
Transfers in4	9,456,250	26,153,237	–	35,609,487
Transfers out[4]	(2,280,205)	(6,367,859)	–	(8,648,064)

Balance, as of September 30, 2011	$20,964,237	$137,663,674	$27,004,068	$185,631,979

	Preferred Securities	Warrants	Total
Assets:
Balance, as of September 30, 2010	$4,134,541	$18	$4,134,559
Acquired in reorganization[2]	–	589,674	589,674
Accrued discounts/premiums	–	–	–
Net realized gain (loss)	947,554	–	947,554
Net change in unrealized appreciation/depreciation[3]	589,668	(837,663)	(247,995)
Purchases	–	250,042	250,042
Sales	(3,116,032)	–	(3,116,032)
Transfers in4	–	–	–
Transfers out[4]	–	–	–

Balance, as of September 30, 2011	$2,555,731	$2,071	$2,557,802

[2]	See Note 1 of the Notes to Financial Statements.

[3]	The change in unrealized appreciation/depreciation on investments still held at September 30, 2011 was $(63,945,980).

[4]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	43

Schedule of Investments (concluded)	BlackRock High Yield Bond Portfolio

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

	Equity Assets	Contracts Liabilities	Credit Assets	Contracts Liabilities	Total
Balance, as of September 30, 2010	$1	–	–	–	$1
Accrued discounts/premiums	–	–	–	–	–
Net realized gain (loss)	–	–	–	–	–
Net change in unrealized appreciation/depreciation[5]	–	–	–	$(4,523,444)	(4,523,444)
Purchases	–	–	–	–	–
Issuances[6]	–	–	–	4,417,320	4,417,320
Sales	–	–	–	–	–
Settlements[7]	–	–	–	–	–
Transfers in8	–	–	–	–	–
Transfers out[8]	–	–	–	–	–

Balance, as of September 30, 2011	$1	–	–	$(106,124)	$(106,123)

[5]	The change in unrealized appreciation/depreciation on options and swaps still held at September 30, 2011 was $(4,523,444).

[6]	Issuances represent upfront cash received on certain derivative financial instruments.

[7]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

[8]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivatives is presented when the Fund had a significant amount of Level 3 investments and derivatives at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments September 30, 2011 (Unaudited)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
AEP Texas Central Transition Funding LLC, Series 2006-A,
Class A2, 4.98%, 7/01/13	USD	3,592	$3,719,232
AmeriCredit Automobile Receivables Trust:
Series 2007-AX, Class A4, 0.26%,
10/06/13 (a)		1,285	1,281,220
Series 2011-1, Class A3, 1.39%,
9/08/15		1,160	1,165,189
Series 2011-2, Class B, 2.33%,
3/08/16		5,440	5,483,791
Ameriquest Mortgage Securities, Inc., Series 2004-FR1,
Class A5, 4.46%, 5/25/34 (a)		1,650	1,588,865
Asset-Backed Securities Corp. Home Equity, Series 2005-HE3,
Class M2, 0.67%, 4/25/35 (a)		1,847	1,777,372
Bank of America Auto Trust, Series 2009-2A,
Class A3, 2.13%, 9/15/13 (b)		127	127,986
Bear Stearns Asset-Backed Securities Trust:
Series 2006-3, Class A1, 0.38%,
8/25/36 (a)		45	44,479
Series 2006-HE10, Class 21A1, 0.30%,
12/25/36 (a)		903	838,977
Series 2007-HE3, Class 1A1, 0.35%,
4/25/37 (a)		1,833	1,742,114
BNC Mortgage Loan Trust, Series 2006-2,
Class A3, 0.34%, 11/25/36 (a)		3,576	3,385,623
Carrington Mortgage Loan Trust, Series 2007-FRE1,
Class A1, 0.35%, 2/25/35 (a)		42	40,531
Chrysler Financial Auto Securitization Trust, Series 2009-A,
Class A3, 2.82%, 1/15/16		933	942,094
Citibank Omni Master Trust:
Series 2009-A8, Class A8, 2.33%,
5/15/12 (a)(b)		25,065	25,278,331
Series 2009-A12, Class A12, 3.35%,
8/15/12 (b)		5,000	5,090,647
Series 2009-A17, Class A17, 4.90%,
11/17/14 (b)		5,770	6,282,295
Conseco Financial Corp.:
Series 1993-4, Class A5, 7.05%,
1/15/19		339	342,249
Series 1995-5, Class M1, 7.65%,
9/15/26 (a)		3,028	3,126,390
Series 1996-8, Class A6, 7.60%,
10/15/27 (a)		679	707,697
Countrywide Asset-Backed Certificates:
Series 2005-17, Class 1AF2, 5.36%,
5/25/36 (a)		5,805	4,548,363
Series 2006-13, Class 1AF2, 5.88%,
1/25/37		2,249	2,095,612
Series 2007-1, Class 2A1, 0.27%,
7/25/37 (a)		3,250	3,165,457
Series 2007-3, Class 2A1, 0.33%,
9/25/29 (a)		3,337	3,194,932
Series 2007-4, Class A1A, 0.46%,
2/25/27 (a)		2,744	2,659,700
Series 2007-5, Class 2A1, 0.32%,
4/25/29 (a)		55	54,256
Series 2007-6, Class 2A1, 0.32%,
9/25/37 (a)		102	99,821
Series 2007-7, Class 2A2, 0.39%,
6/25/30 (a)		12,120	9,183,530
Series 2007-10, Class 2A1, 0.28%,
10/25/28 (a)		4,609	4,400,633
Series 2007-12, Class 2A1, 0.58%,
5/25/29 (a)		8,624	7,980,527
Credit Acceptance Auto Loan Trust, Series 2011-1,
Class A, 2.61%, 3/15/19 (b)		9,190	9,187,940
Daimler Chrysler Auto Trust, Series 2007-A,
Class A4, 5.28%, 3/08/13		1,943	1,960,839
Ford Credit Auto Lease Trust, Series 2010-B,
Class A4, 1.04%, 1/15/13 (b)		7,700	7,713,969
Ford Credit Auto Owner Trust:
Series 2009-A, Class A3B, 2.73%,
1/15/12 (a)		1,509	1,515,212
Series 2009-D, Class A4, 2.98%,
8/15/14		8,280	8,523,793
Ford Credit Floorplan Master Owner Trust, Series 2010-1,
Class A, 1.88%, 12/15/12 (a)(b)		4,410	4,473,859
GCO Slims Trust, Series 2006-1A,
Class NOTE, 5.72%, 3/01/22 (b)		1,796	1,652,114
Globaldrive BV, Series 2008-2,
Class A, 4.00%, 10/20/16	EUR	5,797	7,838,363
Heller Financial, Series 1998-1,
Class A, 0.87%, 7/15/24 (a)(b)	USD	926	453,811
Home Equity Asset Trust:
Series 2007-1, Class 2A1, 0.29%,
5/25/37 (a)		1,120	1,081,800
Series 2007-2, Class 2A1, 0.34%,
7/25/37 (a)		738	713,329
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1,
Class A, 1.25%, 1/15/24 (a)(b)		252	187,216
Indymac Residential Asset-Backed Trust, Series 2007-A,
Class 2A1, 0.36%, 4/25/47 (a)		7	7,333
MASTR Asset-Backed Securities Trust, Series 2005-FRE1,
Class A4, 0.48%, 10/25/35 (a)		230	219,206
Nissan Auto Receivables Owner Trust, Series 2009-A,
Class A3, 3.20%, 2/15/13		3,058	3,075,496
NovaStar Home Equity Loan, Series 2007-2,
Class A2A, 0.32%, 9/25/37 (a)		412	405,364
PMC Capital LP, Series 1998-1,
Class A, 2.25%, 4/01/21 (a)(b)		692	484,497
Residential Asset Mortgage Products, Inc.:
Series 2003-RZ3, Class A6, 3.40%,
3/25/33 (c)		4,309	4,244,615
Series 2007-RS2, Class A1, 0.35%,
7/25/29 (a)		1,085	1,053,791
Residential Asset Securities Corp.:
Series 2005-KS12, Class A2, 0.48%,
1/25/36 (a)		1,327	1,254,204
Series 2007-KS3, Class AI1, 0.34%,
2/25/30 (a)		73	72,560
Santander Consumer Acquired Receivables Trust:
Series 2011-S1A, Class B, 1.66%,
6/15/13 (b)		8,153	8,092,151
Series 2011-S1A, Class C, 2.01%,
6/15/13 (b)		7,279	7,171,795
Series 2011-WO, Class A2, 0.91%,
9/15/12 (b)		2,578	2,577,811
Series 2011-WO, Class A3, 1.40%,
6/15/13 (b)		18,220	18,279,528
Santander Drive Auto Receivables Trust:
Series 2010-A, Class A2, 1.39%,
8/15/13 (b)		2,204	2,208,252

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	45

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)			Value
Series 2011-S2A, Class C, 2.86%,
8/15/13 (b)	USD	875		$873,503
Series 2011-S2A, Class D, 3.35%,
6/15/13 (b)		1,260		1,259,168
Series 2010-2, Class C, 3.89%,
7/17/17		12,300		12,524,106
Series 2010-B, Class A3, 1.31%,
2/17/14 (b)		8,410		8,424,610
Series 2011-S1A, Class D, 3.10%,
3/15/13 (b)		6,434		6,408,112
Series 2011-S2A, Class B, 2.06%,
8/15/13 (b)		3,368		3,360,365
SLC Student Loan Trust, Series 2006-A,
Class A4, 0.37%, 10/15/15 (a)		6,218		6,091,118
SLM Student Loan Trust:
Series 2002-1, Class A2, 0.36%,
4/25/17 (a)		618		617,036
Series 2003-B, Class A2, 0.75%,
3/15/22 (a)		8,272		7,951,977
Series 2004-10, Class A4A, 0.67%,
7/27/20 (a)(b)		3,982		3,982,466
Series 2004-B, Class A2, 0.55%,
6/15/21 (a)		11,999		11,563,947
Series 2005-8, Class A2, 0.34%,
7/25/22 (a)		4,676		4,662,375
Series 2006-5, Class A3, 0.28%,
10/25/19 (a)		102		101,546
Series 2008-5, Class A2, 1.35%,
10/25/16 (a)		11,963		12,069,305
Series 2008-5, Class A3, 1.55%,
1/25/18 (a)		25,650		26,166,106
Series 2009-B, Class A1, 6.23%,
8/15/17 (a)(b)		3,114		2,918,779
Series 2010-C, Class A1, 1.88%,
2/15/13 (a)(b)		6,685		6,706,465
Soundview Home Equity Loan Trust:
Series 2003-2, Class A2, 0.88%,
11/25/33 (a)		3,026		2,645,943
Series 2003-1, Class M1, 1.08%,
8/25/31 (a)		1,206		1,173,980
Series 2006-EQ1, Class A2, 0.34%,
10/25/36 (a)		1,619		1,580,372
Structured Asset Receivables Trust Certificates,
Series 2003-2A, 0.28%, 1/21/12 (a)(b)		–	(d)	224
Structured Asset Securities Corp., Series 2007-WF1,
Class A2, 0.32%, 2/25/37 (a)		15		15,028
SWB Loan-Backed Certificates, Series 1998-1,
Class AV, 1.00%, 9/15/24 (a)(b)		1,437		1,285,767
Wells Fargo Home Equity Trust, Series 2007-2,
Class A1, 0.32%, 4/25/37 (a)		2,989		2,862,849

Total Asset-Backed Securities – 15.6%				320,041,908

Corporate Bonds
Aerospace & Defense – 0.4%
BAE Systems Holdings, Inc., 6.40%, 12/15/11 (b)		7,960		8,047,297

Airlines – 1.8%
American Airlines, Inc., 10.50%, 10/15/12		10,790		10,911,387
Continental Airlines Pass-Through Trust, Series 2000-1,
Class B, 8.39%, 11/01/20		2,056		2,056,456
Continental Airlines, Inc., 6.75%, 9/15/15 (b)		5,130		4,924,800
Delta Air Lines Pass-Through Trust:
Series 2002-1, Class G-2, 6.42%,
7/02/12		8,480		8,543,600
Series 2010-1, Class B, 6.38%,
1/02/16		4,600		4,140,000
United Air Lines, Inc., 12.75%, 7/15/12		6,609		6,890,298

				37,466,541

Beverages – 1.3%
Anheuser-Busch InBev Worldwide, Inc.:
3.00%, 10/15/12		10,145		10,355,722
2.50%, 3/26/13		15,880		16,224,580

				26,580,302

Capital Markets – 1.2%
The Bank of New York Mellon Corp., 0.46%,
3/23/12 (a)		110		110,046
Credit Suisse New York:
5.00%, 5/15/13		15,000		15,502,920
5.50%, 5/01/14		1,975		2,087,861
3.50%, 3/23/15		1,600		1,600,088
Credit Suisse USA, Inc., 5.38%, 3/02/16		1,580		1,690,797
Morgan Stanley:
6.00%, 4/28/15		1,600		1,592,442
4.00%, 7/24/15		2,115		1,993,612

				24,577,766

Chemicals – 1.2%
Airgas, Inc., 2.85%, 10/01/13		2,985		3,054,562
CF Industries, Inc., 6.88%, 5/01/18		3,764		4,201,565
Nova Chemicals Corp., 8.38%, 11/01/16		6,000		6,300,000
Rohm & Haas Co., 3.50%, 9/19/12	EUR	8,145		10,935,018

				24,491,145

Commercial Banks – 2.7%
Amsouth Bank, 5.20%, 4/01/15	USD	1,675		1,557,750
CIT Group, Inc., 5.25%, 4/01/14 (b)		11,100		10,739,250
City National Corp., 5.13%, 2/15/13		4,700		4,817,227
Kookmin Bank, 0.57%, 11/28/11 (a)		17,850		17,811,123
North Fork Bancorp., Inc., 5.88%, 8/15/12		5,756		5,847,705
Regions Financial Corp.:
6.38%, 5/15/12		5,640		5,696,400
4.88%, 4/26/13		9,170		8,940,750

				55,410,205

Commercial Services & Supplies – 0.6%
Allied Waste North America, Inc., 6.88%, 6/01/17		11,220		11,991,375

Communications Equipment – 0.3%
Brocade Communications Systems, Inc., 6.63%, 1/15/18		5,275		5,367,313

Consumer Finance – 2.2%
American Express Bank FSB, 5.50%, 4/16/13		11,713		12,365,391
American Express Credit Corp., 7.30%, 8/20/13		3,925		4,296,364
Capital One Financial Corp.:
6.25%, 11/15/13		7,515		8,091,724
3.15%, 7/15/16		5,811		5,752,820
SLM Corp.:
5.00%, 10/01/13		5,725		5,604,077
5.13%, 8/27/12		9,230		9,225,773

				45,336,149

Containers & Packaging – 0.4%
Rock-Tenn Co., 9.25%, 3/15/16		4,387		4,672,155
Temple-Inland, Inc., 7.88%, 5/01/12		2,560		2,650,670

				7,322,825

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Financial Services – 4.4%
Ally Financial, Inc.:
4.50%, 2/11/14	USD	6,625	$6,061,875
8.30%, 2/12/15		3,400	3,361,750
Bank of America Corp., 6.25%, 4/15/12		3,680	3,713,021
The Bear Stearns Cos. LLC, 6.95%, 8/10/12		5,770	6,053,705
BP Capital Markets Plc:
3.13%, 3/10/12		775	782,170
5.25%, 11/07/13		15,108	16,267,312
Citigroup, Inc., 5.50%, 4/11/13		9,150	9,417,418
FCE Bank Plc, 7.13%, 1/16/12	EUR	5,800	7,789,955
General Electric Capital Corp., 2.80%, 1/08/13	USD	15,246	15,508,445
Novus USA Trust,
Series 2010-1, 1.54%,11/18/11 (a)(b)		6,730	6,684,283
Turbo Finance Plc, 2.53%, 1/20/19	GBP	1,669	2,604,097
Volkswagen International Finance NV, 1.63%, 8/12/13 (b)	USD	11,655	11,695,489

			89,939,520

Diversified Telecommunication Services – 1.4%
CenturyLink, Inc., 5.50%, 4/01/13		1,870	1,910,037
Qwest Communications International, Inc.:
8.00%, 10/01/15		8,942	9,299,680
7.13%, 4/01/18		629	616,420
Qwest Corp.:
8.88%, 3/15/12		12,250	12,663,437
3.60%, 6/15/13 (a)		250	250,625
Windstream Corp., 8.13%, 8/01/13		3,620	3,810,050

			28,550,249

Electric Utilities – 0.7%
Constellation Energy Group, Inc., 4.55%, 6/15/15		3,363	3,526,092
Duke Energy Ohio, Inc., 5.70%, 9/15/12		6,185	6,460,294
Great Plains Energy, Inc., 2.75%, 8/15/13		5,150	5,238,709
MidAmerican Energy Co., 5.13%, 1/15/13		60	63,249

			15,288,344

Electronic Equipment, Instruments & Components – 0.4%
Jabil Circuit, Inc., 7.75%, 7/15/16		6,642	7,322,805

Food Products – 0.8%
Nabisco, Inc., 7.55%, 6/15/15		5,675	6,700,308
WM Wrigley Jr. Co., 2.45%, 6/28/12 (b)		10,550	10,678,763

			17,379,071

Health Care Equipment & Supplies – 1.2%
CareFusion Corp., 4.13%, 8/01/12		18,745	19,166,556
Covidien International Finance SA, 5.45%, 10/15/12		4,640	4,859,143

			24,025,699

Hotels, Restaurants & Leisure – 1.5%
MGM Resorts International, 13.00%, 11/15/13		9,520	10,852,800
Sheraton Holding Corp., 7.38%, 11/15/15		822	885,705
Starwood Hotels & Resorts Worldwide, Inc., 7.88%, 10/15/14		9,534	10,296,720
Wyndham Worldwide Corp., 9.88%, 5/01/14		7,477	8,448,659

			30,483,884

Household Durables – 0.6%
Newell Rubbermaid, Inc., 5.50%, 4/15/13		10,911	11,536,331

Independent Power Producers & Energy Traders – 0.3%
NRG Energy, Inc., 7.38%, 1/15/17		6,115	6,306,094

Insurance – 3.5%
American International Group, Inc., 3.65%, 1/15/14		15,240	14,859,503
Lincoln National Corp., 4.30%, 6/15/15		10,880	11,449,416
MetLife, Inc., 6.75%, 6/01/16		6,280	7,222,785
Metropolitan Life Global Funding I:
2.88%, 9/17/12 (b)		10,925	11,098,161
5.13%, 4/10/13 (b)		7,476	7,846,944
5.13%, 6/10/14 (b)		642	693,401
New York Life Global Funding, 2.25%, 12/14/12 (b)		95	96,205
Prudential Financial, Inc.:
3.63%, 9/17/12		4,040	4,107,731
2.75%, 1/14/13		5,935	5,987,364
XL Capital Finance Europe Plc, 6.50%, 1/15/12		3,500	3,552,069
XL Group Plc, 5.25%, 9/15/14		4,710	4,904,047

			71,817,626

Life Sciences Tools & Services – 0.7%
Agilent Technologies, Inc.:
4.45%, 9/14/12		12,747	13,107,804
5.50%, 9/14/15		2,055	2,248,770

			15,356,574

Machinery – 0.3%
Ingersoll-Rand Global Holding Co. Ltd., 9.50%, 4/15/14		5,780	6,824,735

Media – 5.3%
CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16		11,868	13,529,520
Charter Communications Operating LLC/Charter Communications Operating Capital, 10.88%, 9/15/14 (b)		2,100	2,252,250
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		1,005	1,020,075
9.25%, 12/15/17		4,022	4,112,495
Comcast Cable Communications Holdings, Inc., 8.38%, 3/15/13		5,555	6,103,334
COX Communications, Inc., 5.45%, 12/15/14		7,194	7,965,657
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
7.63%, 5/15/16		9,900	10,642,500
3.13%, 2/15/16		8,360	8,505,765
DISH DBS Corp., 7.75%, 5/31/15		5,500	5,637,500
The Interpublic Group of Cos., Inc.:
6.25%, 11/15/14		12,820	13,525,100
10.00%, 7/15/17		2,145	2,439,937
NBCUniversal Media LLC, 2.10%, 4/01/14		12,460	12,648,694
Time Warner Cable, Inc.:
5.40%, 7/02/12		5,275	5,444,628
6.20%, 7/01/13		8,700	9,398,375
Virgin Media Secured Finance Plc, 7.00%, 1/15/18	GBP	4,020	6,409,860

			109,635,690

Metals & Mining – 1.5%
Barrick Gold Corp.:
1.75%, 5/30/14	USD	12,335	12,393,024
2.90%, 5/30/16		3,420	3,464,925
Freeport-McMoRan Copper & Gold, Inc., 8.38%, 4/01/17		11,735	12,585,787

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	47

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Metals & Mining (concluded)
Teck Resources Ltd., 3.15%, 1/15/17	USD	2,845	$2,861,709

			31,305,445

Multiline Retail – 0.3%
Dollar General Corp., 11.88%, 7/15/17 (e)		5,520	6,099,600

Multi-Utilities – 0.3%
CenterPoint Energy, Inc.,
Series B, 6.85%, 6/01/15		4,865	5,590,897

Oil, Gas & Consumable Fuels – 2.9%
Anadarko Petroleum Corp., 5.95%, 9/15/16		5,485	5,999,488
Chesapeake Energy Corp., 7.63%, 7/15/13		6,795	7,117,763
Consolidated Natural Gas Co., 6.25%, 11/01/11		40	40,157
Continental Resources, Inc., 8.25%, 10/01/19		4,365	4,670,550
Enterprise Products Operating LLC:
4.60%, 8/01/12		5,786	5,937,026
6.13%, 2/01/13		4,295	4,536,748
6.38%, 2/01/13		5,370	5,685,348
Petrohawk Energy Corp., 10.50%, 8/01/14		7,769	8,720,703
Rockies Express Pipeline LLC, 6.25%, 7/15/13 (b)		10,635	11,317,448
Southeast Supply Header LLC, 4.85%, 8/15/14 (b)		6,120	6,544,722

			60,569,953

Paper & Forest Products – 1.1%
Celulosa Arauco y Constitucion SA:
5.13%, 7/09/13		4,485	4,682,161
5.63%, 4/20/15		4,015	4,290,180
Domtar Corp., 7.13%, 8/15/15		6,790	7,418,075
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		6,550	7,239,977

			23,630,393

Real Estate Investment Trusts (REITs) – 1.2%
AvalonBay Communities, Inc., 6.13%, 11/01/12		1,602	1,673,230
Nationwide Health Properties, Inc., 6.59%, 7/07/38		1,400	1,564,613
ProLogis LP:
5.75%, 4/01/16		2,910	2,973,557
6.25%, 3/15/17		3,000	3,139,203
The Rouse Co. LP, 7.20%, 9/15/12		6,640	6,806,000
Rouse Co. LP/TRC Co-Issuer, Inc., 6.75%, 5/01/13 (b)		5,420	5,453,875
Ventas Realty LP/Ventas Capital Corp., 3.13%, 11/30/15		3,530	3,489,112

			25,099,590

Real Estate Management & Development – 0.2%
The Unique Pub Finance Co. Plc, 7.40%, 3/28/24	GBP	3,730	3,606,282

Road & Rail – 1.3%
Asciano Finance Ltd., 3.13%, 9/23/15 (b)	USD	12,620	12,481,041
Burlington Northern Santa Fe LLC, 7.00%, 2/01/14		2,400	2,713,411
CSX Corp.:
5.75%, 3/15/13		1,500	1,594,439
5.50%, 8/01/13		1,108	1,188,303
6.25%, 4/01/15		8,010	9,243,011

			27,220,205

Semiconductors & Semiconductor Equipment – 0.9%
Maxim Integrated Products, Inc., 3.45%, 6/14/13		7,950	8,200,584
National Semiconductor Corp., 6.15%, 6/15/12		10,400	10,695,506

			18,896,090

Specialty Retail – 0.1%
Best Buy Co., Inc., 3.75%, 3/15/16		1,605	1,555,832

Tobacco – 0.4%
Altria Group, Inc., 7.75%, 2/06/14		5,229	5,956,328
B.A.T. International Finance Plc, 8.13%, 11/15/13 (b)		1,474	1,679,328

			7,635,656

Wireless Telecommunication Services – 1.2%
America Movil SAB de CV:
5.50%, 3/01/14		6,749	7,297,356
2.38%, 9/08/16		3,170	3,065,390
Crown Castle Towers LLC, 4.52%, 1/15/15 (b)		8,810	9,243,020
Rogers Communications, Inc., 6.25%, 6/15/13		1,000	1,082,598
SBA Tower Trust, 4.25%, 4/15/15 (b)		3,540	3,737,523

			24,425,887

Total Corporate Bonds – 44.6%			916,693,370

Foreign Agency Obligations
CDP Financial, Inc., 3.00%, 11/25/14 (b)		4,935	5,158,304
Petrobras International Finance Co.:
7.75%, 9/15/14		5,600	6,286,000
3.88%, 1/27/16		9,820	9,741,440

Total Foreign Agency Obligations – 1.0%			21,185,744

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations – 7.4%
Arran Residential Mortgages Funding Plc, Series 2010-1A,
Class A1C, 1.49%, 5/16/47 (a)(b)		9,178	9,167,926
Banc of America Funding Corp., Series 2006-7,
Class 1A1, 0.68%, 9/25/36 (a)		5,042	4,052,789
Banc of America Mortgage Securities, Inc.:
Series 2003-J, Class 2A1, 3.22%,
11/25/33 (a)		2,161	2,018,082
Series 2004-A, Class 2A2, 2.85%,
2/25/34 (a)		563	465,135
BCAP LLC Trust, Series 2010-RR6,
Class 9A6, 0.57%, 12/26/11 (a)(b)		4,050	3,483,000
Bear Stearns Adjustable Rate Mortgage Trust:
Series 2004-5, Class 2A, 3.13%,
7/25/34 (a)		2,952	2,615,023
Series 2004-7, Class 4A, 2.78%,
10/25/34 (a)		2,206	1,933,301
BlackRock Capital Finance LP, Series 1997-R2,
Class AP, 1.24%, 12/25/35 (a)(b)(f)		50	50,037
Citicorp Mortgage Securities, Inc., Series 2006-2,
Class 1A7, 5.75%, 4/25/36		6,751	6,720,998
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 0.77%,
2/25/35 (a)		1,150	934,112
Series 2005-17, Class 1A6, 5.50%,
9/25/35		7,119	6,702,394
Series 2005-HYB8, Class 2A1, 2.89%,
12/20/35 (a)		2,566	1,712,314

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
First Horizon Asset Securities, Inc., Series 2004-AR7,
Class 1A1, 2.75%, 2/25/35 (a)	USD	514	$439,001
Gracechurch Mortgage Financing Plc, Series 2006-1,
Class A5, 1.64%, 11/20/56 (a)	EUR	3,365	4,501,270
GS Mortgage Securities Corp. II, Series 2000-1A,
Class A, 0.93%, 6/20/24 (a)(b)	USD	280	216,240
Harborview Mortgage Loan Trust, Series 2006-9,
Class 2A1A, 0.44%, 11/19/36 (a)		208	122,619
Holmes Master Issuer Plc:
Series 2007-2A, Class 3A1, 0.33%,
7/15/21 (a)		3,735	3,733,357
Series 2007-2X, Class 3A2, 1.70%,
7/15/21 (a)	EUR	3,045	4,077,651
Series 2007-2X, Class 3A3, 0.92%,
7/15/21 (a)	GBP	5,000	7,793,506
Homebanc Mortgage Trust, Series 2005-3,
Class A1, 0.47%, 7/25/35 (a)	USD	4,607	3,261,381
JPMorgan Mortgage Trust, Series 2004-A1,
Class 2A1, 2.60%, 2/25/34 (a)		95	91,861
MASTR Alternative Loans Trust, Series 2005-2,
Class 2A1, 6.00%, 1/25/35		3,496	3,409,763
Morgan Stanley Reremic Trust, Series 2010-R5,
Class 5A, 0.46%, 1/26/37 (a)(b)		3,860	3,697,656
MortgageIT Trust, Series 2004-1,
Class A1, 1.01%, 11/25/34 (a)		4,532	3,947,375
Opteum Mortgage Acceptance Corp., Series 2005-4,
Class 1A1B, 0.51%, 11/25/35 (a)		4,452	3,904,549
Residential Asset Securitization Trust, Series 2005-A5,
Class A12, 0.53%, 5/25/35 (a)		3,512	2,925,535
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13,
Class A2, 0.53%, 9/25/34 (a)		2,316	1,638,404
Structured Mortgage Asset Residential Trust, Series 1991-1,
Class H, 8.25%, 6/25/22		3	3,022
Superannuation Members Home Loans Global Fund, Series 2007-1,
Class A2, 1.61%, 6/12/40 (a)	EUR	7,285	9,431,055
Thornburg Mortgage Securities Trust:
Series 2006-6, Class A1, 0.34%,
11/25/11 (a)	USD	29,279	29,134,696
Series 2007-1, Class A2B, 0.33%,
3/25/37 (a)		19,211	18,819,980
Series 2007-1, Class A3A, 0.33%,
3/25/37 (a)		7,264	7,100,990
Series 2007-2, Class A2A, 0.36%,
6/25/37 (a)		3,459	3,345,864
Walsh Acceptance, Series 1997-2,
Class A, 2.23%, 3/01/27 (a)		26	24,473
Wells Fargo Mortgage Backed Securities Trust, Series 2007-8,
Class 2A7, 6.00%, 7/25/37		1,339	1,329,374

			152,804,733

Commercial Mortgage-Backed Securities – 6.4%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2003-1,
Class A1, 3.88%, 9/11/36		18	18,287
Bear Stearns Commercial Mortgage Securities, Series 2002-TOP6,
Class A2, 6.46%, 10/15/36		142	143,691
Centre Parcs Mortgage Finance Plc, Series 2007-1,
Class A2, 2.87%, 10/10/18 (a)	GBP	2,831	4,149,798
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4,
Class A2B, 5.21%, 3/11/12	USD	1,415	1,424,483
Commercial Mortgage Pass-Through Certificates:
Series 2001-J2A, Class A2, 6.10%,
7/16/34 (b)		130	131,145
Series 2003-LB1A, Class A1, 3.25%,
6/10/38		2,305	2,317,170
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-CK6,
Class A3, 6.39%, 10/15/11		452	451,955
DBUBS Mortgage Trust, Series 2011-LC1A,
Class A1, 3.74%, 6/10/17 (b)		8,338	8,553,480
Extended Stay America Trust, Series 2010-ESHA,
Class A, 2.95%, 11/05/15 (b)		14,195	13,959,220
GE Capital Commercial Mortgage Corp.:
Series 2001-3, Class A2, 6.07%,
6/10/38		1,518	1,516,416
Series 2002-2A, Class A3, 5.35%,
8/11/36		410	417,637
Series 2002-3A, Class A2, 5.00%,
10/10/12		2,338	2,389,946
GMAC Commercial Mortgage Securities, Inc., Series 2001-C2,
Class A2, 6.70%, 4/15/34		408	407,886
GS Mortgage Securities Corp. II:
Series 2006-GG6, Class A2, 5.51%,
4/10/38 (a)		3,582	3,626,400
Series 2006-GG8, Class A2, 5.48%,
10/10/13		2,083	2,081,272
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-CIB3, Class A3, 6.47%,
12/15/11		44	44,314
Series 2007-LD11, Class A2, 5.99%,
7/15/12 (a)		6,997	7,102,907
Series 2007-LD11, Class ASB, 6.00%,
10/15/16 (a)		7,184	7,598,100
LB-UBS Commercial Mortgage Trust, Series 2007-C6,
Class A4, 5.86%, 7/15/40 (a)		12,540	13,419,668
Merrill Lynch Mortgage Trust:
Series 2003-KEY1, Class A4, 5.24%,
11/12/35 (a)		9,190	9,648,802
Series 2004-KEY2, Class A4, 4.86%,
8/12/39 (a)		10,135	10,704,060
Morgan Stanley Capital I, Series 2007-HQ13,
Class A1, 5.36%, 7/15/12		118	118,160
Morgan Stanley Reremic Trust, Series 2011-IO,
Class A, 2.50%, 1/23/14 (b)		3,111	3,103,423
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4,
Class A1, 5.54%, 8/15/39 (a)		566	565,934
Titan Europe Plc/Ireland, Series 2006-4FSX,
Class A1, 4.86%, 9/03/14 (a)	GBP	7,764	11,198,974
Wachovia Bank Commercial Mortgage Trust:
Series 2002-C1, Class A4, 6.29%,
4/15/34	USD	22,778	23,013,057

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	49

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Series 2003-C3, Class A1, 4.04%,
2/15/35	USD	409	$408,584
Series 2007-C33, Class A4, 6.10%,
7/15/17 (a)		1,945	2,048,324

			130,563,093

Interest Only Commercial Mortgage-Backed Securities – 0.0%
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A,
Class X, 1.38%, 5/25/36 (a)(b)		15,405	268,393

Total Non-Agency Mortgage-Backed Securities – 13.8%			283,636,219

Project Loans – 0.0%
Federal Housing Authority, Merrill Lynch Project,
Pool 42, 7.43%, 9/25/22		4	3,929

Taxable Municipal Bonds
New York City Industrial Development Agency
RB, 8.00%, 8/01/12		9,800	9,990,218
State of California GO:
5.10%, 8/01/14		3,705	3,892,918
3.95%, 11/01/15		2,375	2,536,524
State of California Various Purposes
GO, 5.65%, 4/01/39 (a)		8,870	9,419,053
State of Illinois GO:
2.77%, 1/01/12		14,705	14,780,290
4.07%, 1/01/14		3,360	3,459,926

Total Taxable Municipal Bonds – 2.1%			44,078,929

U.S. Government Sponsored Agency Securities
Agency Obligations – 1.5%
Fannie Mae, 5.25%, 8/01/12		21,815	22,715,567
Federal Home Loan Bank:
5.38%, 6/13/14		3,500	3,943,531
5.25%, 9/12/14		3,500	3,959,641

			30,618,739

Collateralized Mortgage Obligations – 1.3%
Fannie Mae:
Series 1997-20, Class FB, 0.73%,
3/25/27 (a)		881	873,073
Series 2002-T6, Class A1, 3.31%,
2/25/32		767	807,011
Series 2003-52, Class LC, 4.50%,
10/25/16		646	648,698
Series 2006-M2, Class A1A, 4.86%,
8/25/16 (a)		4,524	4,774,041
Freddie Mac:
Series 1165, Class LD, 7.00%,
11/15/21		595	666,259
Series 2577, Class UC, 5.00%,
2/15/18		890	961,801
Series 2724, Class PD, 5.00%,
4/15/21		7,259	7,403,588
Series 2901, Class KA, 5.00%,
9/15/32		3,428	3,543,068
Ginnie Mae, Series 2006-6,
Class C, 5.06%, 2/16/44 (a)		6,013	6,470,581

			26,148,120

Commercial Mortgage-Backed Securities – 0.0%
Freddie Mac Multi-Family Structured Pass-Through Certificates:
Series K003, Class A1, 2.23%,
7/25/13		147	148,532
Series K003, Class A2, 3.61%,
6/25/14		210	219,516

			368,048

Interest Only Collateralized Mortgage Obligations – 0.4%
Fannie Mae, 5.50%, 10/25/40		52,117	8,383,364

Mortgage-Backed Securities – 15.3%
Fannie Mae Mortgage-Backed Securities:
4.54%, 4/01/14		5,418	5,789,927
7.00%, 3/01/15-11/01/17		840	911,625
7.50%, 4/01/15-8/01/16		526	576,081
6.00%, 2/01/17		37	40,473
5.50%, 11/01/17-10/01/21		16,909	18,342,329
5.00%, 12/01/17-3/01/26		24,477	26,483,410
4.00%, 9/01/18		37,801	40,249,605
6.50%, 4/01/21		1,433	1,566,808
3.00%, 10/01/26 (g)		40,730	41,951,900
3.50%, 10/01/26 (g)		168,005	175,355,219
Freddie Mac Mortgage-Backed Securities:
7.00%, 11/01/15-12/01/16		298	323,323
6.50%, 6/01/16-1/01/19		1,336	1,462,311
5.50%, 10/01/17		568	611,851

			313,664,862

Total U.S. Government Sponsored Agency Securities – 18.5%			379,183,133

U.S. Treasury Obligations
U.S. Treasury Notes:
0.13%, 8/31/13		151,255	150,882,761
0.25%, 9/15/14		92,575	92,119,531
1.00%, 8/31/16		54,030	54,165,075

Total U.S. Treasury Obligations – 14.5%			297,167,367

Total Long-Term Investments (Cost – $2,265,060,059) – 110.1%			2,261,990,599

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.09% (f)(h)		21,497,909	21,497,909

Total Short-Term Securities (Cost – $21,497,909) – 1.0%			21,497,909

Total Investments Before Options Written (Cost – $2,286,557,968*) – 111.1%			2,283,488,508

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)	Value
Over-the-Counter Put Swaptions Written – (0.0)%
Sold credit default protection on Dow Jones CDX North America Investment Grade CDS Index Series 16 Volume 1, Strike Price USD 120, Expires 12/21/11, Broker Morgan Stanley Capital Services, Inc.	USD27,900	$(389,830)

Total Options Written
(Premiums Received – $108,810)		(389,830)

Total Investments Net of Options Written – 111.1%		2,283,098,678
Liabilities in Excess of Other Assets – (11.1)%		(228,466,600)

Net Assets – 100.0%		$2,054,632,078

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,286,573,570

Gross unrealized appreciation	$23,833,770
Gross unrealized depreciation	(26,918,832)

Net unrealized depreciation	$(3,085,062)

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(d)	Par is less than $500.
(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(f)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Par Held at September 30, 2010	Shares/Par Purchased		Shares/Par Sold	Shares/Par Held at September 30, 2011	Value at September 30, 2011	Realized Gain (Loss)	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	3,573,533	17,924,376	**	–	21,497,909	$21,497,909	$128	$28,231
BlackRock Capital Finance LP, Series 1997-R2, Class AP	–	50,037		–	50,037	$50,037	–	$457
PNC Mortgage Acceptance Corp. Series 2001-C1, Class A2	2,486,879	–		2,486,879	–	–	$(30,657)	$19,456

**	Represents net shares purchased.

(g)	Represents or includes a TBA transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Citibank, N.A.	$61,581,250	–
Credit Suisse International	$52,633,500	$(11,133)
JPMorgan Chase Bank, N.A.	$20,561,875	$(6,156)
Morgan Stanley Capital Services, Inc.	$20,630,900	$2,347
Royal Bank of Scotland Plc	$21,402,094	$(32,039)
Wells Fargo & Co.	$40,497,500	$(169,750)

(h)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of September 30, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	24,003,500	USD	37,445,436	Citibank, N.A.	10/07/11	$(16,968)
GBP	51,000,000	USD	83,463,744	Royal Bank of Scotland Plc	10/07/11	(3,939,847)
GBP	5,600,000	USD	9,109,218	Royal Bank of Scotland Plc	10/07/11	(377,182)
USD	39,261,989	GBP	24,571,500	Royal Bank of Scotland Plc	10/07/11	947,843
USD	90,094,932	GBP	56,384,500	Royal Bank of Scotland Plc	10/07/11	2,175,027
EUR	13,490,000	USD	19,437,835	Royal Bank of Scotland Plc	10/26/11	(1,368,229)
EUR	7,000,000	USD	9,453,017	UBS AG	10/26/11	(76,646)
USD	67,424,381	EUR	47,032,500	Citibank, N.A.	10/26/11	4,425,215
USD	10,382,267	EUR	7,677,000	UBS AG	10/26/11	99,067

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	51

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	37,409,455	GBP	24,003,500	Citibank, N.A.	1/18/12	$17,652

Total						$1,885,932

•	Financial futures contracts purchased as of September 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
801	U.S. Treasury Notes (2 Year)	Chicago Board Options	December 2011	$176,382,704	$(255,547)
1	Euro Dollar Futures	Chicago Mercantile	December 2011	$248,675	(3)
21	Euro Dollar Futures	Chicago Mercantile	June 2012	$5,219,025	24,390
17	Euro Dollar Futures	Chicago Mercantile	September 2012	$4,225,350	32,329
9	Euro Dollar Futures	Chicago Mercantile	March 2013	$2,236,500	28,482
31	Euro Dollar Futures	Chicago Mercantile	June 2013	$7,698,075	120,551
23	Euro Dollar Futures	Chicago Mercantile	September 2013	$5,705,150	100,091
23	Euro Dollar Futures	Chicago Mercantile	December 2013	$5,695,662	104,691
16	Euro Dollar Futures	Chicago Mercantile	March 2014	$3,955,800	69,822

Total					$224,806

•	Credit default swaps on single-name issues – buy protection outstanding as of September 30, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Hershey Foods Co.	1.00%	Credit Suisse International	12/20/14	USD	2,900	$(54,335)
Whirlpool Corp.	1.00%	Citibank, N.A.	3/20/16	USD	7,300	292,703

Total						$238,368

•	Credit default swaps on traded indexes – buy protection outstanding as of September 30, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation
CDX.NA.IG Series 16 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	6/20/16	USD	27,900	$545,504
MCDX. NA Series 16, Version 1	1.00%	Morgan Stanley Capital Services, Inc.	6/20/21	USD	16,000	635,132

Total						$1,180,636

•	Credit default swaps on single-name issues – sold protection outstanding as of September 30, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	NR	USD	17,010	$15,154

[1]	Using S&P’s rating.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Credit default swaps on traded indexes – sold protection outstanding as of September 30, 2011 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Average Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
MCDX.NA Series 14	0.00%	Goldman Sachs Bank USA	6/20/20	AA	USD	8,000	$117,950

[1]	Using S&P’s rating of the underlying securities.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial reporting purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of September 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$285,242,126	$34,799,782	$320,041,908
Corporate Bonds	–	916,693,370	–	916,693,370
Foreign Agency Obligations	–	21,185,744	–	21,185,744
Non-Agency Mortgage-Backed Securities	–	280,103,182	3,533,037	283,636,219
Project Loans	–	–	3,929	3,929
Taxable Municipal Bonds	–	44,078,929	–	44,078,929
U.S. Government Sponsored Agency Securities	–	379,183,133	–	379,183,133
U.S. Treasury Obligations	–	297,167,367	–	297,167,367
Short-Term Securities	$21,497,909	–	–	21,497,909

Total	$21,497,909	$2,223,653,851	$38,336,748	$2,283,488,508

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$1,473,339	$133,104	$1,606,443
Foreign currency exchange contracts	–	7,664,804	–	7,664,804
Interest rate contracts	$480,356	–	–	480,356
Liabilities:
Credit contracts	–	(444,165)		(444,165)
Foreign currency exchange contracts		(5,778,872)	–	(5,778,872)
Interest rate contracts	(255,550)	–	–	(255,550)

Total	$224,806	$2,915,106	$133,104	$3,273,016

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Non-Agency Mortgage-Backed Securities	Project Loans	Total
Assets:
Balance, as of September 30, 2010	$1,382,348	$31,831,052	$4,174	$33,217,574
Acquired in reorganization[2]	8,423,462	2,964,469	–	11,387,931
Accrued discounts/premiums	2,306	15,141	(28)	17,419
Net realized gain (loss)	3,859	135,622	14	139,495
Net change in unrealized appreciation/depreciation[3]	91,879	(143,405)	57	(51,469)
Purchases	20,508,595	7,318,500	–	27,827,095
Sales	(4,339,925)	(24,379,362)	(288)	(28,719,575)
Transfers in4	8,727,258	–	–	8,727,258
Transfers out[4]	–	(14,208,980)	–	(14,208,980)

Balance, as of September 30, 2011	$34,799,782	$3,533,037	$3,929	$38,336,748

[2]	See Note 1 of the Notes to Financial Statements.
[3]	The change in unrealized appreciation/depreciation on investments still held at September 30, 2011 was $(41,121).
[4]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	53

Schedule of Investments (concluded)	BlackRock Low Duration Bond Portfolio

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

	Credit Contracts
	Assets	Liabilities	Total
Balance, as of September 30, 2010	$(206,987)	–	$(206,987)
Accrued discounts/premiums	–	–	–
Net realized gain (loss)	–	–	–
Net change in unrealized appreciation/depreciation[5]	198,007	–	198,007
Purchases	–	–	–
Issuances[6]	142,084	–	142,084
Sales	–	–	–
Settlements[7]	–	–	–
Transfers in8	–	–	–
Transfers out[8]	–	–	–

Balance, as of September 30, 2011	$133,104	–	$133,104

[5]	The change in unrealized appreciation/depreciation on swaps still held at September 30, 2011 was $198,007.
[6]	Issuances represent upfront cash received on certain derivative financial instruments.
[7]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.
[8]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivatives is presented when the Fund had a significant amount of Level 3 investments and derivatives at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Statements of Assets and Liabilities

September 30, 2011	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio
Assets
Investments at value – unaffiliated[1]	$5,987,155,373	$4,939,765,372	$2,261,940,562
Investments at value – affiliated[2]	–	205,812,406	21,547,946
Cash	4,444,685	2,753,668	171
Cash pledged as collateral for financial futures contracts	2,464,000	–	1,330,000
Cash pledged as collateral for swaps contracts	8,830,000	48,743,990	–
Foreign currency at value[3]	491,377	732,257	661,193
TBA sale commitments receivable	1,592,044,681	–	–
Investments sold receivable	228,545,589	53,342,456	41,468,078
Unrealized appreciation on swaps	29,422,882	606,484	1,606,443
Interest receivable	23,002,329	100,002,595	17,019,322
Swap premiums paid	5,834,105	8,700,655	688,955
Capital shares sold receivable	5,463,094	13,172,422	5,054,465
Unrealized appreciation on foreign currency exchange contracts	1,113,562	29,074,261	7,664,804
Margin variation receivable	186,183	9,826,186	3,473
Receivable from advisor	20,425	733,277	17,827
Principal paydown receivable	18,523	–	–
Dividends receivable – affiliated	2,857	11,714	6,374
Dividends receivable	–	2,400	–
Prepaid expenses	153,144	167,506	88,449
Other assets	9,612	4,801,994	–

Total assets	7,889,202,421	5,418,249,643	2,359,098,062

Liabilities
Investments purchased payable	2,169,892,822	75,169,259	285,886,631
TBA sale commitments at value[4]	1,591,191,527	–	–
Reverse repurchase agreements payable	684,378,456	–	–
Options written at value[5]	73,410,566	12,201,707	389,830
Unrealized depreciation on swaps	9,768,099	2,977,007	54,335
Interest expense payable	189	–	–
Cash received as collateral for swap contracts	–	1,500,000	–
Capital shares redeemed payable	4,993,155	28,325,286	4,626,206
Income dividends payable	3,866,719	12,004,866	1,649,971
Swap premiums received	3,473,864	6,391,218	3,847,989
Unrealized depreciation on foreign currency exchange contracts	1,400,786	686,238	5,778,872
Investment advisory fees payable	888,809	2,148,803	513,724
Service and distribution fees payable	335,469	723,033	420,770
Other affiliates payable	178,475	342,539	177,386
Officer’s and Trustees’ fees payable	13,707	23,885	11,944
Margin variation payable	2,323	–	5,663
Other accrued expenses payable	1,570,169	3,098,064	1,102,663

Total liabilities	4,545,365,135	145,591,905	304,465,984

Net Assets	$3,343,837,286	$5,272,657,738	$2,054,632,078

Net Assets Consist of
Paid-in capital	$3,515,147,793	$6,041,376,004	$2,184,637,557
Undistributed (distribution in excess of) net investment income	(17,303,037)	(5,951,569)	3,379,074
Accumulated net realized loss	(179,136,915)	(349,486,841)	(133,590,609)
Net unrealized appreciation/depreciation	25,129,445	(413,279,856)	206,056

Net Assets	$3,343,837,286	$5,272,657,738	$2,054,632,078

[1] Investments at cost – unaffiliated	$5,945,521,815	$5,392,182,020	$2,265,010,324
[2] Investments at cost – affiliated	$–	$205,812,406	$21,547,644
[3] Foreign currency at cost	$498,670	$739,731	$672,069
[4] Proceeds from TBA sale commitments	$1,592,044,681	–	$–
[5] Premiums received	$37,514,208	$10,253,813	$108,810
See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	55

Statements of Assets and Liabilities (continued)

September 30, 2011	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio
Net Asset Value
BlackRock
Net assets	$830,055,946	$694,074,849	$281,571,878

Shares outstanding[6]	87,846,889	97,236,476	29,444,798

Net asset value	$9.45	$7.14	$9.56

Institutional
Net assets	$1,488,219,139	$2,017,037,638	$609,308,053

Shares outstanding[6]	157,915,407	282,662,530	63,659,731

Net asset value	$9.42	$7.14	$9.57

Service
Net assets	$278,072,360	$195,687,674	$330,090,733

Shares outstanding[6]	29,492,237	27,412,910	34,500,405

Net asset value	$9.43	$7.14	$9.57

Investor A
Net assets	$551,874,613	$1,886,322,030	$490,743,675

Shares outstanding[6]	58,481,821	264,338,116	51,297,503

Net asset value	$9.44	$7.14	$9.57

Investor A1
Net assets	–	–	$24,295,281

Shares outstanding[6]	–	–	2,536,986

Net asset value	–	–	$9.58

Investor B
Net assets	$8,679,534	$9,577,243	$4,304,968

Shares outstanding[6]	920,330	1,341,666	449,777

Net asset value	$9.43	$7.14	$9.57

Investor B1
Net assets	–	$32,193,753	–

Shares outstanding[6]	–	4,509,787	–

Net asset value	–	$7.14	–

[6]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Statements of Assets and Liabilities (concluded)

September 30, 2011	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio
Net asset value
Investor B3
Net assets		–	$12,836,988

Shares outstanding[6]	–	–	1,340,943

Net asset value	–	–	$9.57

Investor C
Net assets	$186,495,039	$313,265,725	$239,978,710

Shares outstanding[6]	19,848,587	43,854,349	25,090,406

Net asset value	$9.40	$7.14	$9.56

Investor C1
Net assets	–	$104,578,669	–

Shares outstanding[6]	–	14,630,243	–

Net asset value	–	$7.15	–

Investor C2
Net assets	–	–	$15,448,117

Shares outstanding[6]	–	–	1,614,752

Net asset value	–	–	$9.57

Investor C3
Net assets	–	–	$40,361,033

Shares outstanding[6]	–	–	4,219,779

Net asset value	–	–	$9.56

Class R
Net assets	$440,655	$19,920,157	$5,692,642

Shares outstanding[6]	46,665	2,792,249	595,055

Net asset value	$9.44	$7.13	$9.57

[6]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	57

Statements of Operations

Year Ended September 30, 2011	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio
Investment Income
Interest – unaffiliated	$108,665,498	$275,386,039	$62,616,541
Interest – affiliated	–	–	19,913
Dividends – affiliated	18,393	215,745	28,231
Dividends – unaffiliated	9,307	4,177,139	–
Securities lending – affiliated	–	263	–
Foreign taxes withheld	–	(2,136)	–

Total income	108,693,198	279,777,050	62,664,685

Expenses
Investment advisory	11,346,993	17,267,442	8,505,978
Service and distribution – class specific	2,501,721	6,435,580	3,616,211
Transfer agent – class specific	2,287,093	5,033,187	1,391,108
Administration	1,492,179	2,284,209	1,140,886
Administration – class specific	508,945	715,659	436,802
Custodian	447,138	204,112	164,200
Printing	247,666	625,243	219,690
Registration	170,988	352,409	160,232
Reorganization costs	116,905	–	–
Officer and Trustees	51,229	82,611	45,035
Professional	44,563	313,925	121,646
Miscellaneous	182,126	204,017	124,225
Recoupment of past waived fees – class specific	9,776	524,596	8,837

Total expenses excluding interest expense	19,407,322	34,042,990	15,934,850
Interest expense[1]	490,954	–	499,180

Total expenses	19,898,276	34,042,990	16,434,030
Less fees waived by advisor	(3,115,230)	(173,691)	(3,085,094)
Less administration fees waived – class specific	(375,961)	(125,086)	(224,761)
Less transfer agent fees waived – class specific	(21,236)	(33,041)	(5,130)
Less transfer agent fees reimbursed – class specific	(417,001)	(1,110,283)	(355,679)
Less fees paid indirectly	(915)	(2,664)	(261)

Total expenses after fees waived, reimbursed and paid indirectly	15,967,933	32,598,225	12,763,105

Net investment income	92,725,265	247,178,825	49,901,580

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments – unaffiliated	68,172,615	80,637,500	53,188,817
Investments – affiliated	7	934	(30,529)
Securities sold short	(2,954,927)	–	(95,742)
Options written	3,626,880	6,226,134	(22,896,938)
Financial futures contracts	(55,208,166)	(1,630,478)	(23,310,193)
Swaps	(13,745,393)	296,692	(1,217,174)
Foreign currency transactions	590,236	(22,133,798)	(2,573,163)

	481,252	63,396,984	3,065,078

Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated	(31,408,180)	(406,277,092)	(44,734,823)
Investments – affiliated	–	–	9,794
Options written	(26,613,153)	(1,947,894)	1,480,842
Financial futures contracts	1,618,712	11,478,869	1,310,405
Swaps	35,105,851	(1,411,436)	2,616,045
Foreign currency transactions	(581,104)	38,534,449	6,444,476

	(21,877,874)	(359,623,104)	(32,873,261)

Total realized and unrealized loss	(21,396,622)	(296,226,120)	(29,808,183)

Net Increase (Decrease) in Net Assets Resulting from Operations	$71,328,643	$(49,047,295)	$20,093,397

[1]	See Note 5 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Statements of Changes in Net Assets

	BlackRock Core Bond Portfolio
	Year Ended September 30,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment income	$92,725,265	$96,900,979
Net realized gain (loss)	481,252	69,068,748
Net change in unrealized appreciation/depreciation	(21,877,874)	63,133,867

Net increase in net assets resulting from operations	71,328,643	229,103,594

Dividends to Shareholders From
Net investment income:
BlackRock	(42,458,753)	(56,714,643)
Institutional	(37,043,802)	(32,715,798)
Service	(3,250,877)	(1,812,230)
Investor A	(12,401,411)	(11,610,358)
Investor B	(254,080)	(447,144)
Investor C	(4,334,810)	(4,479,741)
Class R	(14,238)	(14,964)

Decrease in net assets resulting from dividends to shareholders	(99,757,971)	(107,794,878)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	1,040,822,456	(245,933,152)

Net Assets
Total increase (decrease) in net assets	1,012,393,128	(124,624,436)
Beginning of year	2,331,444,158	2,456,068,594

End of year	$3,343,837,286	$2,331,444,158

Undistributed (distributions in excess of) net investment income	$(17,303,037)	$8,063,352

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	59

Statements of Changes in Net Assets (concluded)

	BlackRock High Yield Bond Portfolio		BlackRock Low Duration Bond Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2011	2010	2011	2010
Operations
Net investment income	$247,178,825	$191,096,289	$49,901,580	$41,428,695
Net realized gain (loss)	63,396,984	124,339,870	3,065,078	11,071,101
Net change in unrealized appreciation/depreciation	(359,623,104)	129,995,862	(32,873,261)	37,144,297

Net increase (decrease) in net assets resulting from operations	(49,047,295)	445,432,021	20,093,397	89,644,093

Dividends to Shareholders From
Net investment income:
BlackRock	(56,509,828)	(51,468,636)	(9,783,495)	(10,787,120)
Institutional	(83,550,246)	(46,268,708)	(13,510,221)	(9,536,406)
Service	(14,147,966)	(13,599,846)	(14,685,523)	(15,208,911)
Investor A	(85,566,232)	(62,139,706)	(5,950,915)	(5,066,385)
Investor A1	–	–	(651,592)	(842,934)
Investor B	(743,712)	(1,596,231)	(68,221)	(179,273)
Investor B1	(867,045)	(1,385,338)	(8,533)	(17,257)
Investor B2	–	–	(57,165)	(126,839)
Investor B3	–	–	(46,341)	–
Investor C	(11,491,258)	(8,504,340)	(2,346,401)	(2,074,601)
Investor C1	(1,866,459)	(1,928,713)	(80,951)	(159,374)
Investor C2	–	–	(421,686)	(577,756)
Investor C3	–	–	(137,378)	–
Class R	(1,348,861)	(1,219,526)	(22,740)	–

Decrease in net assets resulting from dividends to shareholders	(256,091,607)	(188,111,044)	(47,771,162)	(44,576,856)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	2,869,443,472	251,970,845	434,658,866	484,983,741

Redemption Fees
Redemption fees	149,202	112,617	–	–

Net Assets
Total increase (decrease) in net assets	2,564,453,772	509,404,439	406,981,101	530,050,978
Beginning of year	2,708,203,966	2,198,799,527	1,647,650,977	1,117,599,999

End of year	$5,272,657,738	$2,708,203,966	$2,054,632,078	$1,647,650,977

Undistributed (distributions in excess of) net investment income	$(5,951,569)	$21,368,033	$3,379,074	$4,459,296

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Financial Highlights	BlackRock Core Bond Portfolio

	BlackRock
	Year Ended September 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$9.61	$9.08	$8.63	$9.47	$9.51

Net investment income[1]	0.38	0.42	0.46	0.49	0.45
Net realized and unrealized gain (loss)	(0.13)	0.57	0.48	(0.86)	(0.05)

Net increase (decrease) from investment operations	0.25	0.99	0.94	(0.37)	0.40

Dividends from net investment income	(0.41)	(0.46)	(0.49)	(0.47)	(0.44)

Net asset value, end of year	$9.45	$9.61	$9.08	$8.63	$9.47

Total Investment Return[2]
Based on net asset value	2.69%	11.25%	11.97%	(4.18)%	4.33%

Ratios to Average Net Assets
Total expenses	0.63%	0.81%	0.70%	1.05%	0.63%

Total expenses after fees waived, reimbursed and paid indirectly	0.47%	0.64%	0.51%	0.86%	0.44%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.45%	0.46%	0.42%	0.40%	0.40%

Net investment income	4.04%	4.55%	5.47%	5.18%	4.74%

Supplemental Data
Net assets, end of year (000)	$830,056	$1,077,976	$1,256,814	$1,418,867	$1,613,031

Portfolio turnover	726%[3]	724%[4]	610%[5]	1,007%[6]	324%

	Institutional
	Year Ended September 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$9.58	$9.06	$8.62	$9.45	$9.49

Net investment income[1]	0.36	0.41	0.46	0.48	0.44
Net realized and unrealized gain (loss)	(0.12)	0.56	0.46	(0.85)	(0.05)

Net increase (decrease) from investment operations	0.24	0.97	0.92	(0.37)	0.39

Dividends from net investment income	(0.40)	(0.45)	(0.48)	(0.46)	(0.43)

Net asset value, end of year	$9.42	$9.58	$9.06	$8.62	$9.45

Total Investment Return[2]
Based on net asset value	2.55%	11.03%	11.75%	(4.17)%	4.26%

Ratios to Average Net Assets
Total expenses	0.78%	0.97%	0.80%	1.12%	0.70%

Total expenses excluding recoupment of past waived fees	0.78%	0.96%	0.80%	1.12%	0.70%

Total expenses after fees waived, reimbursed and paid indirectly	0.60%	0.77%	0.62%	0.95%	0.52%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.58%	0.58%	0.53%	0.49%	0.48%

Net investment income	3.87%	4.44%	5.40%	5.10%	4.67%

Supplemental Data
Net assets, end of year (000)	$1,488,219	$790,768	$810,795	$995,813	$1,210,031

Portfolio turnover	726%[3]	724%[4]	610%[5]	1,007%[6]	324%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 412%.
[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 497%.
[5]	Includes mortgage dollar roll transactions, excluding these transactions the portfolio turnover would have been 339%.
[6]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 218%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	61

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Service					Investor A
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$9.59	$9.06	$8.62	$9.46	$9.49	$9.60	$9.07	$8.62	$9.46	$9.50

Net investment income[1]	0.32	0.38	0.43	0.46	0.42	0.34	0.38	0.43	0.45	0.41
Net realized and unrealized gain (loss)	(0.11)	0.57	0.47	(0.86)	(0.04)	(0.13)	0.57	0.48	(0.86)	(0.05)

Net increase (decrease) from investment operations	0.21	0.95	0.90	(0.40)	0.38	0.21	0.95	0.91	(0.41)	0.36

Dividends from net investment income	(0.37)	(0.42)	(0.46)	(0.44)	(0.41)	(0.37)	(0.42)	(0.46)	(0.43)	(0.40)

Net asset value, end of year	$9.43	$9.59	$9.06	$8.62	$9.46	$9.44	$9.60	$9.07	$8.62	$9.46

Total Investment Return[2]
Based on net asset value	2.25%	10.81%	11.46%	(4.48)%	4.10%	2.27%	10.81%	11.54%	(4.58)%	3.91%

Ratios to Average Net Assets
Total expenses	1.03%	1.20%	1.10%	1.34%	1.03%	1.01%	1.19%	1.10%	1.45%	1.08%

Total expenses excluding recoupment of past waived fees	1.02%	1.20%	1.08%	1.34%	1.03%	1.01%	1.19%	1.10%	1.45%	1.08%

Total expenses after fees waived, reimbursed and paid indirectly	0.90%	1.07%	0.90%	1.14%	0.77%	0.88%	1.06%	0.91%	1.27%	0.85%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.88%	0.88%	0.81%	0.69%	0.73%	0.86%	0.87%	0.82%	0.81%	0.81%

Net investment income	3.50%	4.13%	5.14%	4.90%	4.40%	3.58%	4.13%	5.04%	4.78%	4.34%

Supplemental Data
Net assets, end of year (000)	$278,072	$37,639	$39,291	$59,642	$60,380	$551,875	$280,857	$226,782	$220,122	$236,934

Portfolio turnover	726%[3]	724%[4]	610%[5]	1,007%[6]	324%	726%[3]	724%[4]	610%[5]	1,007%[6]	324%

	Investor B
	Year Ended September 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$9.59	$9.06	$8.62	$9.46	$9.49

Net investment income[1]	0.26	0.31	0.36	0.37	0.34
Net realized and unrealized gain (loss)	(0.13)	0.57	0.47	(0.85)	(0.04)

Net increase (decrease) from investment operations	0.13	0.88	0.83	(0.48)	0.30

Dividends from net investment income	(0.29)	(0.35)	(0.39)	(0.36)	(0.33)

Net asset value, end of year	$9.43	$9.59	$9.06	$8.62	$9.46

Total Investment Return[2]
Based on net asset value	1.40%	9.94%	10.53%	(5.34)%	3.21%

Ratios to Average Net Assets
Total expenses	1.86%	2.04%	1.93%	2.26%	1.81%

Total expenses excluding recoupment of past waived fees	1.84%	2.02%	1.92%	2.26%	1.81%

Total expenses after fees waived, reimbursed and paid indirectly	1.73%	1.89%	1.74%	2.09%	1.63%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.71%	1.71%	1.65%	1.61%	1.59%

Net investment income	2.79%	3.32%	4.31%	3.98%	3.57%

Supplemental Data
Net assets, end of year (000)	$8,680	$10,118	$14,537	$22,500	$30,054

Portfolio turnover	726%[3]	724%[4]	610%[5]	1,007%[6]	324%

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Financial Highlights (concluded)	BlackRock Core Bond Portfolio

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,				Period October 2, 2006[7] to September 30, 2007
	2011	2010	2009	2008	2007	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.56	$9.03	$8.59	$9.42	$9.50	$9.60	$9.07	$8.63	$9.47	$9.51

Net investment income[1]	0.27	0.31	0.36	0.38	0.34	0.31	0.35	0.40	0.43	0.38
Net realized and unrealized gain (loss)	(0.13)	0.58	0.47	(0.85)	(0.09)	(0.13)	0.58	0.47	(0.86)	(0.05)

Net increase (decrease) from investment operations	0.14	0.89	0.83	(0.47)	0.25	0.18	0.93	0.87	(0.43)	0.33

Dividends from net investment income	(0.30)	(0.36)	(0.39)	(0.36)	(0.33)	(0.34)	(0.40)	(0.43)	(0.41)	(0.37)

Net asset value, end of period	$9.40	$9.56	$9.03	$8.59	$9.42	$9.44	$9.60	$9.07	$8.63	$9.47

Total Investment Return[2]
Based on net asset value	1.50%	10.04%	10.61%	(5.22)%	2.71%	1.95%	10.48%	11.10%	(4.82)%	3.59%[8]

Ratios to Average Net Assets
Total expenses	1.77%	1.95%	1.86%	2.19%	1.76%	1.38%	1.54%	1.38%	1.74%	1.40%[9]

Total expenses excluding recoupment of past waived fees	1.77%	1.95%	1.86%	2.19%	1.76%	1.38%	1.51%	1.38%	1.74%	1.40%[9]

Total expenses after fees waived, reimbursed and paid indirectly	1.64%	1.81%	1.69%	2.02%	1.58%	1.19%	1.36%	1.20%	1.48%	1.14%[9]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.62%	1.62%	1.60%	1.57%	1.54%	1.17%	1.18%	1.11%	1.02%	1.10%[9]

Net investment income	2.85%	3.40%	4.27%	4.04%	3.61%	3.29%	3.81%	4.69%	4.60%	4.08%[9]

Supplemental Data
Net assets, end of period (000)	$186,495	$133,691	$107,567	$88,763	$78,995	$441	$395	$283	$169	$23

Portfolio turnover	726%[3]	724%[4]	610%[5]	1,007%[6]	324%	726%[3]	724%[4]	610%[5]	1,007%[6]	324%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 412%.
[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 497%.
[5]	Includes mortgage dollar roll transactions, excluding these transactions the portfolio turnover would have been 339%.
[6]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 218%.
[7]	Commencement of operations.
[8]	Aggregate total investment return.
[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 211	63

Financial Highlights	BlackRock High Yield Bond Portfolio

	BlackRock					Institutional
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$7.48	$6.68	$6.61	$7.98	$7.92	$7.47	$6.68	$6.61	$7.98	$7.92

Net investment income[1]	0.52	0.61	0.62	0.62	0.63	0.50	0.60	0.62	0.62	0.62
Net realized and unrealized gain (loss)[2]	(0.32)	0.79	0.07	(1.34)	0.04	(0.30)	0.78	0.06	(1.35)	0.05

Net increase (decrease) from investment operations	0.20	1.40	0.69	(0.72)	0.67	0.20	1.38	0.68	(0.73)	0.67

Dividends from net investment income	(0.54)	(0.60)	(0.62)	(0.65)	(0.61)	(0.53)	(0.59)	(0.61)	(0.64)	(0.61)

Net asset value, end of year	$7.14	$7.48	$6.68	$6.61	$7.98	$7.14	$7.47	$6.68	$6.61	$7.98

Total Investment Return[3,4]
Based on net asset value	2.29%	21.72%	12.82%	(9.61)%	8.66%	2.35%	21.43%	12.75%	(9.66)%	8.59%

Ratios to Average Net Assets
Total expenses	0.59%	0.61%	0.63%	0.68%	0.72%	0.66%	0.71%	0.69%	0.71%	0.73%

Total expenses excluding recoupment of past waived fees	0.58%	0.61%	0.63%	0.68%	0.72%	0.66%	0.71%	0.69%	0.71%	0.73%

Total expenses after fees waived, reimbursed and paid indirectly	0.58%	0.58%	0.56%	0.58%	0.60%	0.65%	0.67%	0.63%	0.64%	0.66%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.58%	0.58%	0.56%	0.55%	0.55%	0.65%	0.67%	0.63%	0.61%	0.61%

Net investment income	6.69%	8.53%	10.95%	8.38%	7.75%	6.53%	8.38%	10.98%	8.31%	7.68%

Supplemental Data
Net assets, end of year (000)	$694,075	$725,724	$615,626	$369,888	$317,610	$2,017,038	$738,474	$502,356	$341,461	$372,129

Portfolio turnover	91%	113%	99%	65%	69%	91%	113%	99%	65%	69%

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Service					Investor A
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$7.48	$6.68	$6.61	$7.98	$7.93	$7.47	$6.68	$6.61	$7.98	$7.92

Net investment income[1]	0.48	0.58	0.60	0.59	0.60	0.48	0.58	0.60	0.59	0.59
Net realized and unrealized gain (loss)[2]	(0.32)	0.79	0.07	(1.34)	0.04	(0.30)	0.78	0.06	(1.34)	0.05

Net increase (decrease) from investment operations	0.16	1.37	0.67	(0.75)	0.64	0.18	1.36	0.66	(0.75)	0.64

Dividends from net investment income	(0.50)	(0.57)	(0.60)	(0.62)	(0.59)	(0.51)	(0.57)	(0.59)	(0.62)	(0.58)

Net asset value, end of year	$7.14	$7.48	$6.68	$6.61	$7.98	$7.14	$7.47	$6.68	$6.61	$7.98

Total Investment Return[3,4]
Based on net asset value	1.85%	21.21%	12.37%	(10.00)%	8.14%	2.02%	20.99%	12.36%	(9.98)%	8.22%

Ratios to Average Net Assets
Total expenses	1.06%	1.02%	1.04%	1.10%	1.04%	1.06%	1.05%	1.16%	1.25%	1.24%

Total expenses excluding recoupment of past waived fees	1.03%	1.02%	1.02%	1.10%	1.04%	1.04%	1.05%	1.16%	1.25%	1.24%

Total expenses after fees waived, reimbursed and paid indirectly	1.01%	1.00%	0.96%	1.02%	0.96%	0.98%	1.04%	0.98%	0.99%	1.01%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.01%	1.00%	0.96%	0.99%	0.91%	0.98%	1.04%	0.98%	0.96%	0.96%

Net investment income	6.22%	8.10%	10.69%	7.91%	7.36%	6.20%	8.05%	10.67%	7.95%	7.32%

Supplemental Data
Net assets, end of year (000)	$195,688	$173,027	$163,915	$147,534	$184,474	$1,886,322	$848,953	$731,290	$592,845	$586,748

Portfolio turnover	91%	113%	99%	65%	69%	91%	113%	99%	65%	69%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	65

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor B					Investor B1
	Year Ended September 30,					Year Ended September 30,				Period October 2, 2006[1] to September 30, 2007
	2011	2010	2009	2008	2007	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$7.47	$6.68	$6.61	$7.98	$7.92	$7.47	$6.68	$6.61	$7.98	$7.92

Net investment income[2]	0.43	0.53	0.56	0.54	0.54	0.45	0.55	0.58	0.56	0.56
Net realized and unrealized gain (loss)[3]	(0.31)	0.77	0.06	(1.35)	0.04	(0.31)	0.78	0.06	(1.35)	0.04

Net increase (decrease) from investment operations	0.12	1.30	0.62	(0.81)	0.58	0.14	1.33	0.64	(0.79)	0.60

Dividends from net investment income	(0.45)	(0.51)	(0.55)	(0.56)	(0.52)	(0.47)	(0.54)	(0.57)	(0.58)	(0.54)

Net asset value, end of period	$7.14	$7.47	$6.68	$6.61	$7.98	$7.14	$7.47	$6.68	$6.61	$7.98

Total Investment Return[4,5]
Based on net asset value	1.26%	20.11%	11.55%	(10.66)%	7.44%	1.55%	20.50%	11.86%	(10.39)%	7.68%[6]

Ratios to Average Net Assets
Total expenses	1.75%	1.79%	1.85%	1.85%	1.84%	1.48%	1.46%	1.55%	1.52%	1.57%[7]

Total expenses excluding recoupment of past waived fees	1.73%	1.79%	1.84%	1.85%	1.84%	1.48%	1.46%	1.55%	1.52%	1.57%[7]

Total expenses after fees waived, reimbursed and paid indirectly	1.75%	1.78%	1.72%	1.74%	1.74%	1.44%	1.46%	1.43%	1.45%	1.48%[7]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.75%	1.78%	1.72%	1.70%	1.69%	1.44%	1.46%	1.43%	1.42%	1.43%[7]

Net investment income	5.56%	7.47%	10.11%	7.23%	6.61%	5.88%	7.73%	10.47%	7.52%	6.90%[7]

Supplemental Data
Net assets, end of period (000)	$9,577	$15,540	$27,218	$38,234	$66,014	$32,194	$15,694	$21,173	$40,215	$82,924

Portfolio turnover	91%	113%	99%	65%	69%	91%	113%	99%	65%	69%

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor C
	Year Ended September 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$7.48	$6.68	$6.62	$7.98	$7.93

Net investment income[2]	0.43	0.52	0.56	0.54	0.53
Net realized and unrealized gain (loss)[3]	(0.32)	0.80	0.05	(1.34)	0.04

Net increase (decrease) from investment operations	0.11	1.32	0.61	(0.80)	0.57

Dividends from net investment income	(0.45)	(0.52)	(0.55)	(0.56)	(0.52)

Net asset value, end of year	$7.14	$7.48	$6.68	$6.62	$7.98

Total Investment Return[4,5]
Based on net asset value	1.17%	20.32%	11.35%	(10.53)%	7.29%

Ratios to Average Net Assets
Total expenses	1.71%	1.72%	1.80%	1.85%	1.81%

Total expenses excluding recoupment of past waived fees	1.70%	1.72%	1.80%	1.85%	1.81%

Total expenses after fees waived, reimbursed and paid indirectly	1.69%	1.72%	1.72%	1.74%	1.73%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.69%	1.72%	1.72%	1.71%	1.68%

Net investment income	5.54%	7.31%	9.78%	7.19%	6.59%

Supplemental Data
Net assets, end of year (000)	$313,266	$144,224	$99,250	$60,524	$70,573

Portfolio turnover	91%	113%	99%	65%	69%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	67

Financial Highlights (concluded)	BlackRock High Yield Bond Portfolio

	Investor C1					Class R
	Year Ended September 30,				Period October 2, 2006[1] to September 30, 2007	Year Ended September 30,				Period October 2, 2006[1] to September 30, 2007
	2011	2010	2009	2008		2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$7.48	$6.69	$6.62	$7.99	$7.93	$7.47	$6.67	$6.61	$7.98	$7.92

Net investment income[2]	0.44	0.54	0.57	0.56	0.55	0.46	0.56	0.59	0.58	0.58
Net realized and unrealized gain (loss)[3]	(0.31)	0.78	0.06	(1.35)	0.05	(0.32)	0.79	0.05	(1.35)	0.04

Net increase (decrease) from investment operations	0.13	1.32	0.63	(0.79)	0.60	0.14	1.35	0.64	(0.77)	0.62

Dividends from net investment income	(0.46)	(0.53)	(0.56)	(0.58)	(0.54)	(0.48)	(0.55)	(0.58)	(0.60)	(0.56)

Net asset value, end of period	$7.15	$7.48	$6.69	$6.62	$7.99	$7.13	$7.47	$6.67	$6.61	$7.98

Total Investment Return[4,5]
Based on net asset value	1.49%	20.34%	11.75%	(10.45)%	7.60%[6]	1.57%	20.89%	11.95%	(10.17)%	7.95%[6]

Ratios to Average Net Assets
Total expenses	1.60%	1.56%	1.64%	1.62%	1.65%[7]	1.42%	1.51%	1.71%	1.69%	1.55%[7]

Total expenses after fees waived, reimbursed and paid indirectly	1.52%	1.56%	1.51%	1.52%	1.54%[7]	1.28%	1.28%	1.20%	1.20%	1.22%[7]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.52%	1.55%	1.51%	1.49%	1.49%[7]	1.28%	1.28%	1.20%	1.17%	1.17%[7]

Net investment income	5.77%	7.55%	10.22%	7.43%	6.82%[7]	5.98%	7.74%	10.43%	7.75%	7.16%[7]

Supplemental Data
Net assets, end of period (000)	$104,579	$26,266	$25,781	$29,269	$42,885	$19,920	$20,303	$12,190	$9,159	$7,189

Portfolio turnover	91%	113%	99%	65%	69%	91%	113%	99%	65%	69%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Annualized.

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Financial Highlights	BlackRock Low Duration Bond Portfolio

	BlackRock					Institutional
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$9.69	$9.38	$9.33	$9.95	$9.86	$9.70	$9.39	$9.34	$9.96	$9.87

Net investment income[1]	0.29	0.31	0.39	0.47	0.44	0.29	0.31	0.38	0.47	0.44
Net realized and unrealized gain (loss)	(0.13)	0.34	0.05	(0.63)	0.09	(0.14)	0.33	0.06	(0.63)	0.09

Net increase (decrease) from investment operations	0.16	0.65	0.44	(0.16)	0.53	0.15	0.64	0.44	(0.16)	0.53

Dividends from net investment income	(0.29)	(0.34)	(0.39)	(0.46)	(0.44)	(0.28)	(0.33)	(0.39)	(0.46)	(0.44)

Net asset value, end of year	$9.56	$9.69	$9.38	$9.33	$9.95	$9.57	$9.70	$9.39	$9.34	$9.96

Total Investment Return[2]
Based on net asset value	1.59%	7.03%	5.02%	(1.68)%	5.55%	1.55%	6.98%	4.98%	(1.73)%	5.50%

Ratios to Average Net Assets
Total expenses	0.64%	0.79%	0.69%	0.69%	0.66%	0.75%	0.90%	0.76%	0.78%	0.67%

Total expenses after fees waived, reimbursed and paid indirectly	0.44%	0.56%	0.43%	0.42%	0.40%	0.48%	0.61%	0.46%	0.47%	0.44%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.41%	0.42%	0.41%	0.40%	0.40%	0.45%	0.46%	0.44%	0.45%	0.44%

Net investment income	3.04%	3.27%	4.37%	4.79%	4.50%	2.99%	3.22%	4.30%	4.74%	4.46%

Supplemental Data
Net assets, end of year (000)	$281,572	$289,968	$224,546	$302,436	$419,426	$609,308	$306,895	$262,138	$345,204	$223,922

Portfolio turnover	280%[3]	140%[4]	154%[5]	149%[6]	148%	280%[3]	140%[4]	154%[5]	149%[6]	148%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 184%.
[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 126%.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.
[6]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 63%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	69

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Service
	Year Ended September 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$9.70	$9.38	$9.34	$9.96	$9.87

Net investment income[1]	0.26	0.27	0.35	0.43	0.41
Net realized and unrealized gain (loss)	(0.14)	0.35	0.04	(0.62)	0.09

Net increase (decrease) from investment operations	0.12	0.62	0.39	(0.19)	0.50

Dividends from net investment income	(0.25)	(0.30)	(0.35)	(0.43)	(0.41)

Net asset value, end of year	$9.57	$9.70	$9.38	$9.34	$9.96

Total Investment Return[2]
Based on net asset value	1.23%	6.74%	4.49%	(2.06)%	5.17%

Ratios to Average Net Assets
Total expenses	0.96%	1.12%	1.06%	1.04%	0.99%

Total expenses excluding recoupment of past waived fees	0.96%	1.12%	1.06%	1.04%	0.99%

Total expenses after fees waived, reimbursed and paid indirectly	0.79%	0.93%	0.82%	0.81%	0.76%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.75%	0.78%	0.80%	0.79%	0.76%

Net investment income	2.73%	2.82%	3.90%	4.41%	4.14%

Supplemental Data
Net assets, end of year (000)	$330,091	$694,407	$373,497	$250,955	$251,037

Portfolio turnover	280%[3]	140%[4]	154%[5]	149%[6]	148%

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor A					Investor A1
	Year Ended September 30,					Year Ended September 30,				Period October 2, 2006[7] to September 30, 2007
	2011	2010	2009	2008	2007	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.70	$9.38	$9.34	$9.96	$9.93	$9.71	$9.39	$9.34	$9.96	$9.88

Net investment income[8]	0.26	0.27	0.34	0.43	0.41	0.27	0.29	0.37	0.45	0.42
Net realized and unrealized gain (loss)	(0.14)	0.35	0.05	(0.63)	0.09	(0.14)	0.35	0.05	(0.63)	0.08

Net increase (decrease) from investment operations	0.12	0.62	0.39	(0.20)	0.50	0.13	0.64	0.42	(0.18)	0.50

Dividends from net investment income	(0.25)	(0.30)	(0.35)	(0.42)	(0.41)	(0.26)	(0.32)	(0.37)	(0.44)	(0.42)

Net asset value, end of period	$9.57	$9.70	$9.38	$9.34	$9.96	$9.58	$9.71	$9.39	$9.34	$9.96

Total Investment Return[2]
Based on net asset value	1.21%	6.71%	4.50%	(2.08)%	5.15%	1.36%	6.89%	4.77%	(1.90)%	5.18%[9]

Ratios to Average Net Assets
Total expenses	0.98%	1.16%	1.08%	1.10%	1.06%	0.87%	1.02%	0.96%	0.92%	0.91%[10]

Total expenses excluding recoupment of past waived fees	0.98%	1.14%	1.05%	1.10%	1.06%	0.87%	1.02%	0.96%	0.92%	0.91%[10]

Total expenses after fees waived, reimbursed and paid indirectly	0.80%	0.97%	0.83%	0.83%	0.78%	0.66%	0.79%	0.65%	0.64%	0.62%[10]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.78%	0.82%	0.81%	0.81%	0.78%	0.63%	0.65%	0.63%	0.62%	0.62%[10]

Net investment income	2.64%	2.84%	3.82%	4.38%	4.14%	2.82%	3.06%	4.15%	4.58%	4.28%[10]

Supplemental Data
Net assets, end of period (000)	$490,744	$191,079	$130,435	$78,813	$72,651	$24,295	$24,987	$25,919	$34,801	$39,579

Portfolio turnover	280%[3]	140%[4]	154%[5]	149%[6]	148%	280%[3]	140%[4]	154%[5]	149%[6]	148%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 184%.
[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 126%.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.
[6]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 63%.
[7]	Commencement of operations.
[8]	Based on average shares outstanding.
[9]	Aggregate total investment return.
[10]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	71

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor B
	Year Ended September 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$9.70	$9.38	$9.34	$9.96	$9.87

Net investment income[1]	0.18	0.21	0.29	0.36	0.34
Net realized and unrealized gain (loss)	(0.14)	0.34	0.04	(0.63)	0.09

Net increase (decrease) from investment operations	0.04	0.55	0.33	(0.27)	0.43

Dividends from net investment income	(0.17)	(0.23)	(0.29)	(0.35)	(0.34)

Net asset value, end of year	$9.57	$9.70	$9.38	$9.34	$9.96

Total Investment Return[2]
Based on net asset value	0.39%	5.89%	3.71%	(2.81)%	4.41%

Ratios to Average Net Assets
Total expenses	1.82%	1.97%	1.88%	1.84%	1.78%

Total expenses excluding recoupment of past waived fees	1.78%	1.96%	1.87%	1.84%	1.78%

Total expenses after fees waived, reimbursed and paid indirectly	1.64%	1.76%	1.59%	1.58%	1.49%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.62%	1.62%	1.57%	1.56%	1.49%

Net investment income	1.85%	2.16%	3.25%	3.65%	3.42%

Supplemental Data
Net assets, end of year (000)	$4,305	$4,867	$9,866	$15,451	$22,288

Portfolio turnover	280%[3]	140%[4]	154%[5]	149%[6]	148%

	Investor B3	Investor C
	Period July 18, 2011[7] to	Year Ended September 30,
	September 30, 2011	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$9.71	$9.69	$9.38	$9.34	$9.95	$9.87

Net investment income[1]	0.03	0.18	0.20	0.28	0.36	0.34
Net realized and unrealized gain (loss)	(0.14)	(0.13)	0.34	0.05	(0.62)	0.08

Net increase (decrease) from investment operations	(0.11)	0.05	0.54	0.33	(0.26)	0.42

Dividends from net investment income	(0.03)	(0.18)	(0.23)	(0.29)	(0.35)	(0.34)

Net asset value, end of period	$9.57	$9.56	$9.69	$9.38	$9.34	$9.95

Total Investment Return[2]
Based on net asset value	(1.13)%[8]	0.45%	5.83%	3.71%	(2.71)%	4.30%

Ratios to Average Net Assets
Total expenses	1.81%	1.74%	1.88%	1.81%	1.81%	1.75%

Total expenses excluding recoupment of past waived fees	1.81%	1.74%	1.88%	1.81%	1.81%	1.75%

Total expenses after fees waived, reimbursed and paid indirectly	1.63%	1.56%	1.69%	1.58%	1.57%	1.49%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.62%	1.54%	1.54%	1.56%	1.55%	1.49%

Net investment income	1.71%	1.90%	2.11%	3.16%	3.65%	3.42%

Supplemental Data
Net assets, end of period (000)	$12,837	$239,979	$108,010	$59,823	$45,461	$38,222

Portfolio turnover	280%[3]	280%[3]	140%[4]	154%[5]	149%[6]	148%

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Financial Highlights (concluded)	BlackRock Low Duration Bond Portfolio

	Investor C2					Investor C3	Class R
	Year Ended September 30,				Period October 2, 2006[7] to September 30, 2007	Period July 18, 2011[7] to September 30, 2011	Period July 18, 2011[7] to September 30, 2011
	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.70	$9.38	$9.34	$9.95	$9.87	$9.71	$9.71

Net investment income[9]	0.25	0.27	0.34	0.42	0.39	0.04	0.04
Net realized and unrealized gain (loss)	(0.14)	0.34	0.04	(0.62)	0.08	(0.16)	(0.14)

Net increase (decrease) from investment operations	0.11	0.61	0.38	(0.20)	0.47	(0.12)	(0.10)

Dividends from net investment income	(0.24)	(0.29)	(0.34)	(0.41)	(0.39)	(0.03)	(0.04)

Net asset value, end of period	$9.57	$9.70	$9.38	$9.34	$9.95	$9.56	$9.57

Total Investment Return[2]
Based on net asset value	1.07%	6.60%	4.35%	(2.07)%	4.88%[8]	(1.12)%[8]	(1.06)%[8]

Ratios to Average Net Assets
Total expenses	1.13%	1.27%	1.20%	1.16%	1.17%[10]	1.73%[10]	1.46%[10]

Total expenses after fees waived, reimbursed and paid indirectly	0.96%	1.08%	0.96%	0.93%	0.91%[10]	1.55%[10]	1.29%[10]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.93%	0.93%	0.94%	0.91%	0.91%[10]	1.54%[10]	1.27%[10]

Net investment income	2.54%	2.78%	3.83%	4.30%	4.00%[10]	1.78%[10]	2.04%[10]

Supplemental Data
Net assets, end of period (000)	$15,448	$18,151	$19,543	$22,452	$27,574	$40,361	$5,693

Portfolio turnover	280%[3]	140%[4]	154%[5]	149%[6]	148%	280%[3]	280%[3]

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 184%.
[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 126%.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.
[6]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 63%.
[7]	Commencement of operations.
[8]	Aggregate total investment return.
[9]	Based on average shares outstanding.
[10]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	73

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. As of September 30, 2011, the Trust had 27 series, of which BlackRock Core Bond Portfolio (“Core Bond”) (formerly known as BlackRock Total Return Portfolio II), BlackRock High Yield Bond Portfolio (“High Yield Bond”) and BlackRock Low Duration Bond Portfolio (“Low Duration Bond”) (collectively the “Funds”) are included in these financial statements. Each of the Funds is diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A and Investor A1 Shares are generally sold with a front-end sales charge. Investor B, Investor B1, Investor B2, Investor B3, Investor C, Investor C1, Investor C2 and Investor C3 Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor B1, Investor B2, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately seven years. Investor B1, Investor B2 and Investor B3 Shares automatically convert to Investor A Shares (or Investor A1 Shares for Low Duration Bond) after approximately ten years. Investor A1, B, B1, B2, B3, C1, C2 and C3 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B, Investor B1, Investor B2 and Investor B3 shareholders may vote on material changes to the Investor A distribution and service plan).

Reorganizations:

The Board of Trustees of the Trust (the “Board”) and of BlackRock Total Return Portfolio II (“Total Return II”) and the Board and shareholders of each of BlackRock Bond Portfolio (“Bond”) and BlackRock Managed Income Portfolio (“Managed Income”), each a series of BlackRock Funds II, approved the reorganizations of Bond and Managed Income into Total Return II pursuant to which Total Return II acquired substantially all of the assets and assumed certain stated liabilities of Bond and Managed Income in exchange for an equal aggregate value of Total Return II shares.

In connection with the reorganizations, effective July 18, 2011, BlackRock Total Return Portfolio II changed its name to Core Bond, hereafter referred to as Core Bond.

Each shareholder of Bond and Managed Income received shares of Core Bond with the same class designation and an aggregate NAV of such shareholder’s Bond and Managed Income shares, as determined at the close of business on July 15, 2011.

The reorganizations were accomplished by a tax-free exchange of shares of Core Bond in the following amounts and at the following conversion ratios:

Fund	Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Core Bond’s Share Class	Shares of Core Bond
Bond	BlackRock	12,511,725	0.99804946	BlackRock	12,487,320
Bond	Institutional	50,909,845	1.00026716	Institutional	50,923,447
Bond	Service	12,514,261	1.00030974	Service	12,518,137
Bond	Investor A	9,067,932	0.99913554	Investor A	9,060,093
Bond	Investor B	226,819	0.99954079	Investor B	226,715
Bond	Investor C	5,669,719	1.00416957	Investor C	5,693,359
Managed Income	Institutional	26,193,511	1.07272086	Institutional	28,098,325
Managed Income	Service	16,384,076	1.07218994	Service	17,566,842
Managed Income	Investor A	2,017,350	1.07175027	Investor A	2,162,096
Managed Income	Investor B	38,836	1.07222418	Investor B	41,641
Managed Income	Investor C	722,722	1.07355164	Investor C	775,880

Bond and Managed Income’s net assets and composition of net assets on July 15, 2011, the date of the reorganization, were as follows:

Fund	Net Assets	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss	Net Unrealized Appreciation
Bond	$851,019,392	$858,980,677	$(3,531,532)	$(18,862,271)	$14,432,518
Managed Income	$455,297,849	$480,029,903	$(1,041,733)	$(28,677,463)	$4,987,142

For financial reporting purposes, assets received and shares issued by Core Bond were recorded at fair value; however, the cost basis of the investments received from Bond and Managed Income were carried forward to align ongoing reporting of Core Bond’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of Core Bond immediately after the acquisition amounted to $3,653,565,211. Bond and Managed Income’s fair value and cost of investments prior to the reorganizations were as follows:

	Fair Value of Investments	Cost of Investments
Bond	$1,294,432,788	$1,275,697,885
Managed Income	$687,890,340	$680,015,356

74	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

The purpose of these transactions was to combine three funds managed by the Manager, the investment advisor to Core Bond, Bond and Managed Income, with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on July 18, 2011.

Assuming the acquisitions had been completed on October 1, 2010, the beginning of the annual reporting period of Core Bond, the pro forma results of operations for the year ended September 30, 2011, are as follows:

•	Net investment income: $132,948,085

•	Net realized and change in unrealized gain/loss on investments: $(60,650,002)

•	Net increase in the net assets resulting from operations: $72,298,083

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Bond and Managed Income that have been included in Core Bond’s Statement of Operations since July 18, 2011. Effective July 18, 2011, BlackRock Total Return II Portfolio changed its name to BlackRock Core Bond Portfolio.

Reorganization costs incurred by Core Bond in connection with the reorganization were expensed by Core Bond.

The Board of High Yield Bond and the Board of Directors and shareholders of each of BlackRock High Income Fund (“High Income”), a series of BlackRock Bond Fund, Inc. and High Income Portfolio (“MAS: High Income”), a series of Managed Account Series, approved the reorganizations of High Income and MAS: High Income into High Yield Bond pursuant to which High Yield Bond acquired substantially all of the assets and assumed certain stated liabilities of High Income and MAS: High Income in exchange for an equal aggregate value of High Yield Bond shares.

Each shareholder of High Income and MAS: High Income received shares of High Yield Bond with the same class designation and an aggregate NAV of such shareholder’s High Income and MAS: High Income shares, as determined at the close of business on September 9, 2011, except High Income’s Investor B Shares were exchanged for High Yield Bond’s Investor B1 Shares.

The reorganizations were accomplished by a tax-free exchange of shares of High Yield Bond in the following amounts and at the following conversion ratios:

Fund	Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	High Yield Bond’s Share Class	Shares of High Yield Bond
High Income	Institutional	42,867,526	0.59094908	Institutional	25,332,525
High Income	Investor A	89,679,602	0.59156054	Investor A	53,050,914
High Income	Investor B	5,753,155	0.59172214	Investor B1	3,404,591
High Income	Investor C	17,908,597	0.59144437	Investor C	10,591,938
High Income	Investor C1	19,536,859	0.59091708	Investor C1	11,544,664
MAS: High Income		15,367,911	1.26564086	Institutional	19,450,256

High Income and MAS: High Income’s net assets and composition of net assets on September 9, 2011, the date of the reorganization, were as follows:

Fund	Net Assets	Paid-in Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Loss	Net Unrealized Appreciation (Depreciation)
High Income	$768,128,151	$1,701,121,751	$(5,099,500)	$(794,124,862)	$(133,769,238)
MAS: High Income	$143,723,779	$159,456,423	$(743,177)	$(10,636,016)	$(4,353,451)

For financial reporting purposes, assets received and shares issued by High Yield Bond were recorded at fair value; however, the cost basis of the investments received from High Income and MAS: High Income were carried forward to align ongoing reporting of High Yield Bond’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of High Yield Bond immediately after the acquisition amounted to $5,410,935,648. High Income and MAS: High Income’s fair value and cost of investments prior to the reorganizations were as follows:

	Fair Value of Investments	Cost of Investments
High Income	$786,409,739	$923,131,423
MAS: High Income	$140,991,203	$145,795,472

The purpose of these transactions was to combine three funds managed by the Manager, the investment advisor to High Yield Bond, High Income and MAS: High Income, with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on September 12, 2011.

Assuming the acquisitions had been completed on October 1, 2010, the beginning of the annual reporting period of High Yield Bond, the pro forma results of operations for the year ended September 30, 2011, are as follows:

•	Net investment income: $322,971,239

•	Net realized and change in unrealized gain/loss on investments: $(310,880,559)

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	75

Notes to Financial Statements (continued)

•	Net increase in the net assets resulting from operations: $12,090,680

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of High Income and MAS: High Income that have been included in High Yield Bond’s Statement of Operations since September 12, 2011.

Reorganization costs incurred by High Yield Bond in connection with the reorganization were paid by the Manager.

The Board of Low Duration Bond and the Board of Directors and shareholders of BlackRock Short-Term Bond Fund (“Short-Term Bond”), a series of BlackRock Short-Term Bond Series, Inc., approved the reorganization of Short-Term Bond into Low Duration Bond pursuant to which Low Duration Bond acquired substantially all of the assets and assumed certain stated the liabilities of Short-Term Bond in exchange for an equal aggregate value of Low Duration Bond shares.

In connection with but prior to the Reorganization, Short-Term Bond Master Portfolio (the “Master”) distributed its assets to Short-Term Bond and liquidated and dissolved immediately following such distribution. Prior to July 18, 2011, Short-Term Bond seeked to achieve its investment objectives by investing all of its assets in the Master, which has the same investment objective and strategies as Short-Term Bond.

Each shareholder of Short-Term Bond received shares of Low Duration Bond with the same class designation and an aggregate NAV of such shareholder’s Short-Term Bond shares, as determined at the close of business on July 15, 2011, except Short-Term Bond’s Investor B, Investor C1 and Class R Shares were exchanged for Low Duration Bond’s newly established Investor B3, Investor C3 and Class R Shares, respectively.

The reorganization was accomplished by a tax-free exchange of shares of Low Duration Bond in the following amounts and at the following conversion ratios:

	Short-Term Bond Shares Prior to Reorganization	Conversion Ratio	Shares of Low Duration Bond
Institutional	14,412,681	1.01411772	14,616,155
Investor A	12,030,518	1.01409408	12,200,077
Investor B/Investor B3	1,668,295	1.01120148	1,686,983
Investor C	9,910,902	1.01055202	10,015,482
Investor C1/Investor C3	4,356,853	1.01185042	4,408,484
Class R	611,128	1.01236323	618,684

In connection with the reorganization, effective July 18, 2011, Low Duration Bond’s Investor B1 and Investor C1 Shares were converted into Low Duration Bond Investor A Shares and Low Duration Bond’s Investor B2 Shares were converted into Investor A1 Shares as follows:

Share Class	Shares Prior to Share Conversion	Conversion Ratio	Share Class	Shares After Share Conversion
Investor B1	50,298	0.99998970	Investor A	50,297
Investor C1	500,855	1.00005151	Investor A	500,881
Investor B2	247,376	0.99897080	Investor A1	247,122

Short-Term Bond’s net assets and composition of net assets on July 15, 2011, the date of the reorganization, were as follows:

Net Assets	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss	Net Unrealized Appreciation
$422,722,017	$458,588,956	–	$(41,912,072)	$6,045,133

For financial reporting purposes, assets received and shares issued by Low Duration Bond were recorded at fair value; however, the cost basis of the investments received from Short-Term Bond was carried forward to align ongoing reporting of Low Duration Bond’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of Low Duration Bond immediately after the acquisition amounted to $2,140,608,018. Short-Term Bond’s fair value and cost of investments prior to the reorganization were $690,059,952 and $682,935,901, respectively.

The purpose of the transaction was to combine two funds managed by the Manager, the investment advisor to both Low Duration Bond and Short-Term Bond with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on July 18, 2011.

Assuming the acquisition had been completed on October 1, 2010, the beginning of the annual reporting period of Low Duration Bond, the pro forma results of operations for the year ended September 30, 2011, are as follows:

•	Net investment income: $62,543,025

•	Net realized and change in unrealized gain/loss on investments: $(37,178,715)

•	Net increase in the net assets resulting from operations: $25,364,310

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Short-Term Bond that have been included in the Low Duration Bond’s Statement of Operations since July 18, 2011.

Reorganization costs incurred by Low Duration Bond in connection with the reorganization were paid by the Manager.

The following is a summary of significant accounting policies followed by the Funds:

76	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at NAV each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seek to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gains (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	77

Notes to Financial Statements (continued)

as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investments in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: The Funds may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit.

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Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Inter Bank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of their investment policies.

When a Fund buys a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Fund earns and/or pays facility and other fees on floating rate loan interests, which are shown as facility and other fees in the Statements of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

Borrowed Bond Agreements: The Funds may enter into borrowed bond agreements. In a borrowed bond agreement, the Funds borrow a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Funds, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Funds and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Funds may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Funds may also experience delays in gaining access to the collateral.

Short Sales: The Funds may enter into short sale transactions in which a Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any interest received on the security sold short, which is shown as interest expense in the Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate

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prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Funds may enter into treasury roll transactions. In a treasury roll transaction, the Funds sell a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Funds receive cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale.

The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Funds and the counterparty over the term of the borrowing. The Funds will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Funds. If the interest expense exceeds the income earned, the Funds’ net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Funds are required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party brokers-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

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Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of each Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds earn dividends or interest income on the securities loaned but do not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended September 30, 2011, participating Funds accepted only cash collateral in connection with securities loaned.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

High Yield Bond has wholly owned taxable subsidiaries organized as limited liability companies (the “Taxable Subsidiaries”) which are listed in the Schedule of Investments. The Taxable Subsidiaries enable High Yield Bond to hold an investment that is organized as an operating partnership while still satisfying Regulated Investment Company tax requirements. Income earned on these investments held by the Taxable Subsidiaries is taxable to each subsidiary. An income tax provision for all income, including realized and unrealized gains, if any, of the Taxable Subsidiaries is reflected as a reduction in the value of the Taxable Subsidiaries.

High Yield Bond holds shares of a private Canadian company and expects to obtain benefits under the Double Tax Avoidance Convention (the “DTAC”) between Canada and Luxembourg. To obtain benefits under the DTAC, the shares are held by a wholly owned Luxembourg subsidiary (the “Subsidiary”) of High Yield Bond whereby High Yield Bond will not be subject to capital gains taxes in Canada on the sale of the investment. Further, the Subsidiary is not subject to tax in Luxembourg on its net income. Accordingly, no provision for Canadian income taxes has been made in the accompanying financial statements of High Yield Bond for capital gains or income taxes.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four years ended September 30, 2011. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other

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appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market value net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk), interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between a Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid

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(received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the price of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps – The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

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Total return swaps – Core Bond enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls

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short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps – The Funds, except High Yield Bond, enter into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of September 30, 2011
Asset Derivatives
	Statements of Assets and Liabilities Location	Core Bond	High Yield Bond	Low Duration Bond
	Net unrealized appreciation/
	depreciation*; Unrealized
	appreciation on swaps; Swap
	premiums paid; Investments at
Interest rate contracts	value – unaffiliated**	$56,196,301	–	$480,356
	Net unrealized appreciation/
	depreciation*; Unrealized
	appreciation on foreign
Foreign currency exchange contracts	currency exchange contracts	12,165,861	$29,074,261	7,664,804
	Unrealized appreciation on swaps;
	Swap premiums paid; Investments
Credit contracts	at value – unaffiliated**	1,879,895	9,307,139	2,295,398
	Net unrealized appreciation/
	depreciation*; Investments at
Equity contracts	value – unaffiliated**	–	17,976,716	–
	Unrealized appreciation on swaps;
Other contracts	Swap premiums paid.	3,652,609	–	–

Total		$73,894,666	$56,358,116	$10,440,558

Liability Derivatives
	Statements of Assets and Liabilities Location	Core Bond	High Yield Bond	Low Duration Bond
	Net unrealized appreciation/
	depreciation*; Unrealized
	depreciation on swaps; Swap
	premiums received; Options written
Interest rate contracts	at value	$77,553,107	–	$255,550
	Net unrealized appreciation/
	depreciation*; Unrealized
	depreciation on foreign
	currency exchange contracts;
Foreign currency exchange contracts	Options written at value	5,960,051	$686,238	5,778,872
	Unrealized depreciation on swaps;
	Swap premiums received; Options
Credit contracts	written at value	3,915,531	17,036,162	4,292,154
Equity contracts	Options written at value	–	4,533,770	–
	Unrealized depreciation on swaps;
Other contracts	Swap premiums received	1,288,539	–	–

Total		$88,717,228	$22,256,170	$10,326,576

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.
**	Includes options purchased at value as reported in the Schedules of Investments.

84	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended September 30, 2011
Net Realized Gain (Loss) From
	Core Bond	High Yield Bond	Low Duration Bond
Interest rate contracts:
Financial futures contracts	$(56,030,765)	–	$(23,310,193)
Options***	(7,551,879)	–	(1,993,882)
Swaps	(10,702,851)	$2,094,956	(380,462)
Foreign currency exchange contracts:
Foreign currency exchange contracts	644,036	(19,626,762)	(8,873,095)
Financial futures contracts	822,599	–	–
Options***	(2,879,484)	–	–
Credit contracts:
Swaps	(926,890)	(1,798,264)	(836,712)
Options***	–	6,979,425	(134,240)
Equity contracts:
Financial futures contracts	–	(1,630,478)	–
Options***	–	27,454,336	–
Other contracts:
Swaps	(2,115,652)	–	–

Total	$(78,740,886)	$13,473,213	$(35,528,584)

Net Change in Unrealized Appreciation/Depreciation on
	Core Bond	High Yield Bond	Low Duration Bond
Interest rate contracts:
Financial futures contracts	$1,568,782	–	$1,310,405
Options***	(25,014,204)	–	1,761,862
Swaps	32,800,567	–	799,818
Foreign currency exchange contracts:
Foreign currency exchange contracts	(564,937)	$39,469,339	6,606,982
Financial futures contracts	49,930	–	–
Options***	3,542,132	–	–
Credit contracts:
Swaps	(158,250)	(1,411,436)	1,816,227
Options***	–	538,313	(281,020)
Equity contracts:
Financial futures contracts	–	11,478,869	–
Options***	–	34,206	–
Other contracts:
Swaps	2,463,534	–	–

Total	$14,687,554	$50,109,291	$12,014,274

***	Options purchased are included in the net realized gain (loss) from investments – unaffiliated and net change in unrealized appreciation/depreciation on investments – unaffiliated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	85

Notes to Financial Statements (continued)

For the year ended September 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Financial futures contracts:
Average number of contracts purchased	1,252	–	1,968
Average number of contracts sold	4,291	3,037	2,126
Average notional value of contracts purchased	$231,740,210	–	$436,508,436
Average notional value of contracts sold	$651,285,765	$183,812,244	$259,291,449
Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	8	22	8
Average number of contracts – US dollars sold	6	5	3
Average US dollar amounts purchased	$49,786,815	$356,524,294	$226,262,083
Average US dollar amounts sold	$42,974,659	$45,455,257	$82,771,810
Options:
Average number of option contracts purchased	11	2	1
Average number of option contracts written	6	1	1
Average notional value of option contracts purchased	$772,729,498	118,491,636	$72,607,344
Average notional value of option contracts written	$525,861,373	$53,035,950	$72,805,156
Average number of swaption contracts purchased	35	–	1
Average number of swaption contracts written	44	3	3
Average notional value of swaption contracts purchased	$945,375,000	–	$155,300,000
Average notional value of swaption contracts written	$1,150,347,979	$200,625,000	$357,975,000
Credit default swaps:
Average number of contracts – buy protection	2	7	3
Average number of contracts – sell protection	6	19	2
Average notional value – buy protection	$31,404,000	$25,928,750	$29,481,250
Average notional value – sell protection	$36,727,250	$96,934,250	$17,661,250
Interest rate swaps:
Average number of contracts – pays fixed rate	26	–	3
Average number of contracts – receives fixed rate	19	–	1
Average notional value – pays fixed rate	$564,640,000	–	$145,625,000
Average notional value – receives fixed rate	$253,762,500	–	$26,375,000
Total return swaps:
Average number of contracts	8	–	–
Average notional value	$76,920,000	–	–

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Funds entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion – $2 Billion	0.450%
$2 Billion – $3 Billion	0.425%
Greater Than $3 Billion	0.400%

The Manager contractually or voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. These amounts are included in fees waived by advisor and shown as administration fees waived – class specific, transfer agent fees waived – class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by advisor, respectively, in the Statements of Operations. For the year ended September 30, 2011, the amounts included in fees waived by advisor were as follows:

Core Bond	$3,105,371
High Yield Bond	$42,574
Low Duration Bond	$3,064,113

86	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

The expense limitations as a percentage of average daily net assets are as follows:

	Contractual1	Contractual1	Contractual1	Contractual1	Contractual1
	Core	High Yield		Low Duration
	Bond	Bond		Bond
	Contractual	Contractual	Voluntary[3]	Contractual	Voluntary[3]
BlackRock	0.45%[1]	0.58%[1]	–	0.41%[1]	–
Institutional	0.56%[2]	0.70%[1]	0.67%	0.55%[1]	0.45%
Service	0.93%[1]	1.02%[1]	–	0.85%[1]	–
Investor A	0.89%[1]	0.92%[2]	–	0.81%[2]	–
Investor A1	N/A	N/A	N/A	–	0.64%
Investor B	1.73%[1]	1.87%[1]	–	1.62%[1]	–
Investor B1	N/A	1.46%[2]	–	N/A	N/A
Investor B2	N/A	N/A	N/A	N/A	N/A
Investor B3	N/A	N/A	N/A	–	–
Investor C	1.66%[1]	1.72%[2]	–	1.53%[2]	–
Investor C1	N/A	1.56%[2]	–	N/A	N/A
Investor C2	N/A	N/A	N/A	–	0.97%
Investor C3	N/A	N/A	N/A	–	–
Class R	1.17%[1]	–	1.28%	1.65%[1]	–

Prior to July 18, 2011 for Core Bond and Low Duration and September 12, 2011 for High Yield, the expense limitations as a percentage of average daily net assets were as follows:

	Contractual1	Contractual1	Contractual1	Contractual1	Contractual1
	Core	High Yield		Low Duration
	Bond	Bond		Bond
	Contractual[1]	Contractual[1]	Voluntary[3]	Contractual[1]	Voluntary[3]
BlackRock	0.45%	0.58%	–	0.41%	–
Institutional	0.58%	0.70%	0.67%	0.55%	0.45%
Service	0.93%	1.02%	–	0.85%	–
Investor A	0.89%	1.05%	–	0.84%	–
Investor A1	N/A	N/A	N/A	–	0.64%
Investor B	1.73%	1.87%	–	1.62%	–
Investor B1	N/A	–	1.58%	–	1.34%
Investor B2	N/A	N/A	N/A	–	0.97%
Investor C	1.66%	1.87%	–	1.60%	–
Investor C1	N/A	–	1.63%	–	1.38%
Investor C2	N/A	N/A	N/A	–	0.97%
Class R	1.17%	–	1.28%	1.65%[4]	–
[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 12, 2012 unless approved by the Board, including a majority of the independent Trustees.
[2]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 12, 2014 unless approved by the Board, including a majority of the independent Trustees.
[3]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.
[4]	There were no shares outstanding prior to July 18, 2011.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended September 30, 2011, the amounts waived were as follows:

Core Bond	$9,859
High Yield Bond	$131,117
Low Duration Bond	$20,981

The Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	87

Notes to Financial Statements (continued)

For the year ended September 30, 2011, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees
	Core	High Yield	Low Duration
Share Classes	Bond	Bond	Bond
BlackRock	–	$68,918	–
Institutional	–	61,108	–
Service	$8,667	66,002	–
Investor A	–	303,890	$7,034
Investor B	1,105	3,224	1,663
Investor C	–	21,454	140
Class R	4	–	–

Total	$9,776	$524,596	$8,837

On September 30, 2011, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2012	2013
Core Bond	$3,699,615	$3,919,569
High Yield Bond	$124,729	$1,236,869
Low Duration Bond	$2,813,504	$3,202,335

The following waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2011:

Core Bond	$4,372,258
High Yield Bond	$1,355,988
Low Duration Bond	$2,365,957

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service	Distribution
	Fee	Fee
Service	0.25%	–
Investor A	0.25%	–
Investor A1	0.10%	–
Investor B	0.25%	0.75%
Investor B1	0.25%	0.50%
Investor B2	0.10%	0.30%
Investor B3	0.25%	0.65%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%
Investor C2	0.10%	0.30%
Investor C3	0.25%	0.65%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Class R shareholders.

For the year ended September 30, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Core Bond	$89,799
High Yield Bond	$188,076
Low Duration Bond	$62,129

For the year ended September 30, 2011, affiliates received the following CDSC relating to transactions in Investor A, Investor B, Investor B1, Investor B3, Investor C, Investor C1 and Investor C2 Shares:

	Core	High Yield	Low Duration
Share Classes	Bond	Bond	Bond
Investor A	$5,254	$62,985	$36,329
Investor B	9,543	13,043	3,553
Investor B1	N/A	918	N/A
Investor B3	N/A	N/A	1,240
Investor C	41,427	72,910	68,170
Investor C1	N/A	104	N/A
Investor C2	N/A	N/A	6

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2011, the Funds paid the following net amounts to affiliates in return for these services, which are included in transfer agent – class specific in the Statements of Operations:

Core Bond	$584,947
High Yield Bond	$603,664
Low Duration Bond	$366,901

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2011, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations.

			Low Duration
	Core	High Yield
Share Classes	Bond	Bond	Bond
BlackRock	$2,992	$3,390	$1,572
Institutional	20,993	12,457	2,622
Service	1,050	5,874	5,475
Investor A	8,442	69,536	3,823
Investor A1	–	–	491
Investor B	288	860	164
Investor B1	–	169	5
Investor B2	–	–	52
Investor B3	–	–	95
Investor C	2,912	7,831	2,755
Investor C1	–	565	52
Investor C2	–	–	245
Investor C3	–	–	137

88	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

Share Classes	Core Bond	High Yield Bond	Low Duration Bond
Class R	24	486	18

Total	$36,701	$101,168	$17,506

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the year ended September 30, 2011, the Funds paid the following net amounts to affiliates in return for these services, which are included in administration, administration – class specific, administration fees waived and administration fees waived – class specific in the Statements of Operations:

Core Bond	$1,035,366
High Yield Bond	$1,992,214
Low Duration Bond	$878,333

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments. The share of income earned by the Funds on such investments is shown as securities lending – affiliated in the Statements of Operations. For the year ended September 30, 2011, BIM did not earn any securities lending agent fees.

For the year ended September 30, 2011, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses:

	Administration Fees
Share Classes	Core Bond	High Yield Bond	Low Duration Bond
BlackRock	$195,177	$171,563	$83,444
Institutional	174,572	205,277	115,374
Service	22,516	54,759	129,183
Investor A	79,938	214,674	59,381
Investor A1	–	–	6,010
Investor B	2,073	3,180	975
Investor B1	–	3,487	102
Investor B2	–	–	588
Investor B3	–	–	751
Investor C	34,570	49,681	33,208
Investor C1	–	7,646	989
Investor C2	–	–	4,363
Investor C3	–	–	2,131
Class R	99	5,392	303

Total	$508,945	$715,659	$436,802

	Administration Fees Waived
Share Classes	Core Bond	High Yield Bond	Low Duration Bond
BlackRock	$195,176	$14,448	$82,843
Institutional	162,633	19,360	115,374
Service	–	16,019	1,090
Investor A	18,061	63,135	12,169
Investor A1	–	–	4,369
Investor B	17	–	205
Investor B1	–	433	2
Investor B2	–	–	586
Investor C	3	4,895	8,103
Investor C1	–	1,404	1
Investor C2	–	–	19
Class R	71	5,392	–

Total	$375,961	$125,086	$224,761

	Service and Distribution Fees
Share Classes	Core Bond	High Yield Bond II	Low Duration Bond
Service	$225,118	$547,842	$1,407,015
Investor A	808,907	3,312,670	593,799
Investor A1	–	–	24,048
Investor B	82,530	126,330	38,702
Investor B1	–	104,695	3,079
Investor B2	–	–	9,435
Investor B3	–	–	27,017
Investor C	1,383,185	1,991,053	1,328,777
Investor C1	–	245,044	31,761
Investor C2	–	–	69,814
Investor C3	–	–	76,701
Class R	1,981	107,946	6,063

Total	$2,501,721	$6,435,580	$3,616,211

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	89

Notes to Financial Statements (continued)

	Transfer Agent Fees
Share Classes	Core Bond	High Yield Bond	Low Duration Bond
BlackRock	$95,486	$49,350	$12,722
Institutional	1,436,676	1,156,622	528,281
Service	103,660	439,170	389,674
Investor A	440,877	2,955,619	225,593
Investor A1	–	–	31,574
Investor B	17,936	20,171	5,827
Investor B1	–	19,963	485
Investor B2	–	–	5,802
Investor B3	–	–	8,461
Investor C	191,435	252,552	141,054
Investor C1	–	64,935	4,331
Investor C2	–	–	15,984
Investor C3	–	–	17,208
Class R	1,023	74,805	4,112

Total	$2,287,093	$5,033,187	$1,391,108

	Transfer Agent Fees Waived
Share Classes	Core Bond	High Yield Bond	Low Duration Bond
BlackRock	$2,992	$263	$1,557
Institutional	17,081	2,544	2,622
Service	–	–	37
Investor A	1,146	28,691	31
Investor A1	–	–	343
Investor B	–	–	7
Investor B1	–	44	–
Investor B2	–	–	50
Investor C	–	766	483
Investor C1	–	247	–
Class R	17	486	–

Total	$21,236	$33,041	$5,130

	Transfer Agent Fees Reimbursed
Share Classes	Core Bond	High Yield Bond	Low Duration Bond
BlackRock	$91,881	$3,891	$10,451
Institutional	321,758	70,713	337,032
Service	–	69,075	575
Investor A	3,197	884,946	345
Investor A1	–	–	3,085
Investor B	–	–	6
Investor B1	–	3,141	–
Investor B2	–	–	2,085
Investor C	–	33,321	2,100
Investor C1	–	21,264	–
Class R	165	23,932	–

Total	$417,001	$1,110,283	$355,679

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended September 30, 2011, were as follows:

	Purchases	Sales
Core Bond	$21,964,777,553	$21,559,202,596
High Yield Bond	$5,005,292,569	$3,299,301,611
Low Duration Bond	$4,129,231,586	$4,667,102,284

Purchases and sales of US government securities for the year ended September 30, 2011, were as follows:

	Purchases	Sales
Core Bond	$12,783,211,429	$12,613,680,627
High Yield Bond	$49,844,531	$47,931,827
Low Duration Bond	$2,005,889,397	$1,756,642,884

Purchases and sales of mortgage dollar rolls for the year ended September 30, 2011, were as follows:

	Purchases	Sales
Core Bond	$14,785,386,199	$14,792,461,068
Low Duration Bond	$2,116,294,773	$2,122,824,745

90	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

Transactions in options written for the year ended September 30, 2011, were as follows:

	Core Bond
	Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	–	472,700	$22,401,082	–	713,600	$25,585,997
Options acquired in the reorganization[1]	135	397,900	14,589,974	2,611	528,005	17,278,155
Options written	17,237	1,189,920	39,276,144	11,079	1,896,660	45,592,426
Options expired	(3,168)	(243,070)	(5,210,869)	(6,112)	(761,505)	(11,084,559)
Options closed	(13,062)	(1,265,900)	(52,943,430)	(7,578)	(1,630,550)	(57,970,712)

Outstanding options, end of year	1,142	551,550	$18,112,901	–	746,210	$19,401,307

	High Yield Bond
	Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	–	–	–	–	–	–
Options acquired in the reorganization[1]	–	33,500	$587,100	–	26,350	$889,900
Options written	21,508	372,000	8,004,314	45,912	577,800	11,345,001
Options expired	–	(304,500)	(3,217,650)	–	(503,150)	(3,761,775)
Options closed	(21,508)	–	(2,097,664)	(24,386)	–	(1,495,413)

Outstanding options, end of year	–	101,000	$3,276,100	21,526	101,000	$6,977,713

	Low Duration Bond
	Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	2,050	38,000	$3,108,493	2,050	38,000	$3,316,163
Options acquired in the reorganization[1]	–	148,950	2,079,429	109	148,750	2,979,750
Options written	860	382,600	6,286,507	700	691,700	8,108,707
Options expired	(860)	(41,950)	(900,247)	(442)	(109,000)	(246,435)
Options closed	(2,050)	(527,600)	(10,574,182)	(2,417)	(741,550)	(14,049,375)

Outstanding options, end of year	–	–	–	–	27,900	$108,810

[1]	See Note 1 regarding the reorganization.

5. Borrowings:

For the year ended September 30, 2011, the average amount of borrowings and the daily weighted average interest rates in treasury rolls and reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Core Bond	$650,205,245	0.12%
Low Duration Bond	$247,538,799	0.29%

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on their net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The Funds did not borrow under the credit agreement during the year ended September 30, 2011.

6. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of September 30, 2011 attributable to the accounting for swap agreements, amortization methods on fixed income securities, foreign currency transactions, net paydown losses, distributions in excess of taxable income, the expiration of capital loss carryforwards, the sale of stock of passive foreign

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	91

Notes to Financial Statements (continued)

investment companies, securities in default and income recognized from pass-through entities were reclassified to the following accounts:

	Core Bond	High Yield Bond	Low Duration Bond
Paid-in Capital	–	$(588,203,575)	$(1,809,256)
Undistributed (distribution in excess of) net investment income	$(13,760,418)	$(12,564,143)	$(3,210,640)
Accumulated net realized loss	$13,760,418	$600,767,718	$5,019,896

The tax character of distributions paid during the fiscal years ended September 30, 2011 and September 30, 2010 was as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Ordinary Income
9/30/2011	$99,757,971	$256,091,607	$47,771,162
9/30/2010	$107,794,878	$188,111,044	$44,576,856

As of September 30, 2011, the tax components of accumulated net losses were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Undistributed ordinary income	–	$27,499,212	$5,675,370
Capital loss carryforwards	$(166,842,011)	$(334,090,317)	$(130,658,080)
Net unrealized losses*	$(4,468,496)	$(462,127,161)	$(5,022,769)

Total	$(171,310,507)	$(768,718,266)	$(130,005,479)

*	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, the timing and recognition of partnership income, the accounting for swap agreements and investments in wholly owned subsidiaries.

As of September 30, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring September 30,	Core Bond	High Yield Bond	Low Duration Bond
2012	–	$7,480,679	$9,185,235
2013	–	10,436,405	15,871,900
2014	$2,207,962	11,471,371	23,592,216
2015	24,358,967	21,774,534	14,223,477
2016	9,067,308	13,268,341	1,475,016
2017	47,408,472	177,130,967	41,571,660
2018	79,322,289	92,528,020	24,738,576
2019	4,477,013	–	–

Total	$166,842,011	$334,090,317	$130,658,080

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Trusts after September 30, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

92	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
Core Bond	Shares	Amount	Shares	Amount

BlackRock
Shares issued in the reorganization[1]	12,487,320	$117,156,039	–	–
Shares sold	20,070,260	188,475,785	18,239,555	$168,317,957
Shares issued in reinvestment of dividends	4,059,988	38,129,043	5,210,577	48,236,356

Total issued	36,617,568	343,760,867	23,450,132	216,554,313
Shares redeemed	(60,950,365)	(574,482,615)	(49,719,989)	(455,485,906)

Net decrease	(24,332,797)	$(230,721,748)	(26,269,857)	$(238,931,593)

Institutional
Shares issued in the reorganization[1]	79,021,772	$739,462,031	–	–
Shares sold	30,835,761	288,919,448	38,782,004	$363,454,956
Shares issued in reinvestment of dividends	2,814,192	26,372,122	2,149,629	19,871,068

Total issued	112,671,725	1,054,753,601	40,931,633	383,326,024
Shares redeemed	(37,262,530)	(349,714,562)	(47,947,820)	(439,724,803)

Net increase (decrease)	75,409,195	$705,039,039	(7,016,187)	$(56,398,779)

Service
Shares issued in the reorganization[1]	30,084,979	$281,679,646	–	–
Shares sold	1,229,008	11,527,814	1,484,671	$13,728,806
Shares issued in reinvestment of dividends	341,567	3,210,928	189,647	1,752,295

Total issued	31,655,554	296,418,388	1,674,318	15,481,101
Shares redeemed	(6,088,376)	(57,309,603)	(2,086,376)	(19,339,302)

Net increase (decrease)	25,567,178	$239,108,785	(412,058)	$(3,858,201)

Investor A
Shares issued in the reorganization[1]	11,222,189	$105,151,907	–	–
Shares sold and automatic conversion of shares	28,895,302	271,066,351	12,291,873	$113,564,759
Shares issued in reinvestment of dividends	1,207,552	11,335,748	1,109,120	10,261,525

Total issued	41,325,043	387,554,006	13,400,993	123,826,284
Shares redeemed	(12,106,254)	(113,809,684)	(9,150,348)	(84,873,286)

Net increase	29,218,789	$273,744,322	4,250,645	$38,952,998

Investor B
Shares issued in the reorganization[1]	268,356	$2,512,856	–	–
Shares sold	152,169	1,429,386	319,784	$2,957,089
Shares issued in reinvestment of dividends	23,400	219,378	40,574	373,878

Total issued	443,925	4,161,620	360,358	3,330,967
Shares redeemed and automatic conversion of shares	(578,641)	(5,432,388)	(909,596)	(8,357,808)

Net decrease	(134,716)	$(1,270,768)	(549,238)	$(5,026,841)

Investor C
Shares issued in the reorganization[1]	6,469,239	$60,354,762	–	–
Shares sold	4,233,248	39,706,997	5,084,783	$46,912,838
Shares issued in reinvestment of dividends	390,864	3,651,034	408,284	3,757,608

Total issued	11,093,351	103,712,793	5,493,067	50,670,446
Shares redeemed	(5,235,767)	(48,841,816)	(3,418,172)	(31,432,576)

Net increase	5,857,584	$54,870,977	2,074,895	$19,237,870

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	93

Notes to Financial Statements (continued)

	Year Ended September 30, 2011		Year Ended September 30, 2010
Core Bond (concluded)	Shares	Amount	Shares	Amount

Class R
Shares sold	12,168	$113,649	27,457	$252,781
Shares issued in reinvestment of dividends	1,512	14,187	1,613	14,933

Total issued	13,680	127,836	29,070	267,714
Shares redeemed	(8,144)	(75,987)	(19,160)	(176,320)

Net increase	5,536	$51,849	9,910	$91,394

High Yield Bond

BlackRock
Shares sold	47,227,837	$363,870,096	48,132,793	$347,989,509
Shares issued in reinvestment of dividends	6,882,445	52,912,956	6,708,438	48,067,160

Total issued	54,110,282	416,783,052	54,841,231	396,056,669
Shares redeemed	(53,957,676)	(419,863,611)	(49,948,353)	(353,858,450)

Net increase (decrease)	152,606	$(3,080,559)	4,892,878	$42,198,219

Institutional
Shares issued in the reorganization[1]	44,782,781	$330,913,404	–	–
Shares sold	184,864,192	1,426,194,189	49,444,740	$357,816,161
Shares issued in reinvestment of dividends	6,340,571	48,502,823	3,111,760	22,388,329

Total issued	235,987,544	1,805,610,416	52,556,500	380,204,490
Shares redeemed	(52,140,991)	(399,039,210)	(28,994,548)	(206,519,998)

Net increase	183,846,553	$1,406,571,206	23,561,952	$173,684,492

Service
Shares sold	21,488,398	$166,275,219	15,143,961	$109,318,005
Shares issued in reinvestment of dividends	1,688,187	12,972,966	1,809,975	12,974,874

Total issued	23,176,585	179,248,185	16,953,936	122,292,879
Shares redeemed	(18,908,513)	(143,546,523)	(18,351,877)	(131,912,944)

Net increase (decrease)	4,268,072	$35,701,662	(1,397,941)	$(9,620,065)

Investor A
Shares issued in the reorganization[1]	53,050,914	$391,998,506	–	–
Shares sold and automatic conversion of shares	145,894,134	1,126,195,495	59,914,211	$433,933,921
Shares issued in reinvestment of dividends	9,263,673	70,949,620	6,406,832	45,957,423

Total issued	208,208,721	1,589,143,621	66,321,043	479,891,344
Shares redeemed	(57,469,893)	(439,939,074)	(62,255,454)	(448,392,620)

Net increase	150,738,828	$1,149,204,547	4,065,589	$31,498,724

Investor B
Shares sold	280,620	$2,159,896	338,240	$2,441,376
Shares issued in reinvestment of dividends	72,352	555,918	154,085	1,100,257

Total issued	352,972	2,715,814	492,325	3,541,633
Shares redeemed and automatic conversion of shares	(1,090,299)	(8,396,584)	(2,489,385)	(17,891,535)

Net decrease	(737,327)	$(5,680,770)	(1,997,060)	$(14,349,902)

94	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

	Year Ended September 30, 2011		Year Ended September 30, 2010
High Yield Bond (concluded)	Shares	Amount	Shares	Amount

Investor B1
Shares issued in the reorganization[1]	3,404,591	$25,160,272	–	–
Shares sold	12,100	95,007	15,350	$112,684
Shares issued in reinvestment of dividends	49,015	373,922	77,138	551,509

Total issued	3,465,706	25,629,201	92,488	664,193
Shares redeemed	(1,055,763)	(8,118,835)	(1,163,770)	(8,262,709)

Net increase (decrease)	2,409,943	$17,510,366	(1,071,282)	$(7,598,516)

Investor C
Shares issued in the reorganization[1]	10,591,938	$78,341,156	–	–
Shares sold	21,487,286	165,522,004	9,263,023	$66,830,669
Shares issued in reinvestment of dividends	1,124,317	8,605,443	741,600	5,335,729

Total issued	33,203,541	252,468,603	10,004,623	72,166,398
Shares redeemed	(8,630,100)	(66,006,548)	(5,575,676)	(40,009,226)

Net increase	24,573,441	$186,462,055	4,428,947	$32,157,172

Investor C1
Shares issued in the reorganization[1]	11,544,664	$85,438,592	–	–
Shares sold	108,685	843,092	89,145	$639,765
Shares issued in reinvestment of dividends	142,351	1,082,575	152,616	1,094,572

Total issued	11,795,700	87,364,259	241,761	1,734,337
Shares redeemed	(674,930)	(5,108,703)	(587,631)	(4,179,254)

Net increase (decrease)	11,120,770	$82,255,556	(345,870)	$(2,444,917)

Class R
Shares sold	1,636,973	$12,615,783	1,708,860	$12,315,559
Shares issued in reinvestment of dividends	172,904	1,327,384	167,193	1,201,730

Total issued	1,809,877	13,943,167	1,876,053	13,517,289
Shares redeemed	(1,735,005)	(13,443,758)	(985,339)	(7,071,651)

Net increase	74,872	$499,409	890,714	$6,445,638

Low Duration Bond

BlackRock
Shares sold	18,308,922	$176,970,891	25,342,317	$241,462,566
Shares issued in reinvestment of dividends	987,222	9,550,827	1,076,395	10,268,997

Total issued	19,296,144	186,521,718	26,418,712	251,731,563
Shares redeemed	(19,774,276)	(191,677,136)	(20,442,489)	(195,927,828)

Net increase (decrease)	(478,132)	$(5,155,418)	5,976,223	$55,803,735

Institutional
Shares issued in the reorganization[1]	14,616,155	$141,940,405	–	–
Shares sold	41,442,345	401,853,669	25,575,939	$244,372,073
Shares issued in reinvestment of dividends	867,981	8,398,526	517,687	4,944,662

Total issued	56,926,481	552,192,600	26,093,626	249,316,735
Shares redeemed	(24,904,504)	(241,185,219)	(22,375,839)	(213,494,922)

Net increase	32,021,977	$311,007,381	3,717,787	$35,821,813

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	95

Notes to Financial Statements (continued)

	Year Ended September 30, 2011		Year Ended September 30, 2010
Low Duration Bond (continued)	Shares	Amount	Shares	Amount

Service
Shares sold	16,097,408	$155,765,725	45,911,794	$439,504,944
Shares issued in reinvestment of dividends	1,508,652	14,608,821	1,580,966	15,118,960

Total issued	17,606,060	170,374,546	47,492,760	454,623,904
Shares redeemed	(54,718,200)	(530,906,049)	(15,688,424)	(150,107,697)

Net increase (decrease)	(37,112,140)	$(360,531,503)	31,804,336	$304,516,207

Investor A
Shares issued in the reorganization[1]	12,200,077	$118,416,386	–	–
Share converted in the reorganization[1]	551,178	5,349,841	–	–
Shares sold and automatic conversion of shares	32,399,235	314,012,971	14,020,651	$133,975,414
Shares issued in reinvestment of dividends	561,897	5,430,198	473,145	4,520,492

Total issued	45,712,387	443,209,396	14,493,796	138,495,906
Shares redeemed	(14,121,139)	(136,331,219)	(8,685,908)	(83,066,655)

Net increase	31,591,248	$306,878,177	5,807,888	$55,429,251

Investor A1
Share converted in the reorganization[1]	247,122	$2,401,110	–	–
Shares sold and automatic conversion of shares	214,305	2,078,456	269,103	$2,568,844
Shares issued in reinvestment of dividends	45,938	445,046	60,761	580,229

Total issued	507,365	4,924,612	329,864	3,149,073
Shares redeemed	(544,784)	(5,280,085)	(515,721)	(4,920,781)

Net decrease	(37,419)	$(355,473)	(185,857)	$(1,771,708)

Investor B
Shares sold	263,913	$2,557,993	147,330	$1,407,552
Shares issued in reinvestment of dividends	5,948	57,601	15,466	147,297

Total issued	269,861	2,615,594	162,796	1,554,849
Shares redeemed and automatic conversion of shares	(321,744)	(3,115,097)	(712,504)	(6,800,245)

Net decrease	(51,883)	$(499,503)	(549,708)	$(5,245,396)

Investor B1
Shares sold and automatic conversion of shares	185	$1,800	1,034	$9,819
Shares issued in reinvestment of dividends	783	7,589	1,569	14,958

Total issued	968	9,389	2,603	24,777
Share converted in the reorganization[1]	(50,298)	(488,194)	–	–
Shares redeemed	(7,040)	(68,327)	(21,952)	(210,050)

Net decrease	(56,370)	$(547,132)	(19,349)	$(185,273)

Investor B2
Shares sold and automatic conversion of shares	5,162	$49,171	6,143	$58,724
Shares issued in reinvestment of dividends	4,760	46,131	10,687	101,877

Total issued	9,922	95,302	16,830	160,601
Share converted in the reorganization[1]	(247,376)	(2,401,110)	–	–
Shares redeemed	(128,592)	(1,245,856)	(167,769)	(1,599,587)

Net decrease	(366,046)	$(3,551,664)	(150,939)	$(1,438,986)

96	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

	Period July 18, 2011[2] to
	September 30, 2011
Low Duration Bond (continued)	Shares	Amount

Investor B3
Shares issued in the reorganization[1]	1,686,983	$16,385,661
Shares sold and automatic conversion of shares	3,750	36,357
Shares issued in reinvestment of dividends	2,778	26,737

Total issued	1,693,511	16,448,755
Shares redeemed	(352,568)	(3,399,845)

Net increase	1,340,943	$13,048,910

	Year Ended		Year Ended
	September 30, 2011		September 30, 2010
	Shares	Amount	Shares	Amount

Investor C
Shares issued in the reorganization[1]	10,015,482	$97,193,245	–	–
Shares sold	10,794,874	104,435,270	7,583,215	$72,296,660
Shares issued in reinvestment of dividends	204,510	1,976,824	181,808	1,735,540

Total issued	21,014,866	203,605,339	7,765,023	74,032,200
Shares redeemed	(7,066,301)	(68,301,408)	(2,999,840)	(28,680,457)

Net increase	13,948,565	$135,303,931	4,765,183	$45,351,743

Investor C1
Shares sold and automatic conversion of shares	5,484	$51,675	8,100	$77,354
Shares issued in reinvestment of dividends	6,434	62,372	12,019	114,605

Total issued	11,918	114,047	20,119	191,959
Share converted in the reorganization[1]	(500,855)	(4,861,647)	–	–
Shares redeemed	(46,380)	(449,048)	(153,535)	(1,473,208)

Net decrease	(535,317)	$(5,196,648)	(133,416)	$(1,281,249)

Investor C2
Shares sold	100	$1,788	152	$1,581
Shares issued in reinvestment of dividends	22,523	218,006	32,080	305,979

Total issued	22,623	219,794	32,232	307,560
Shares redeemed	(279,747)	(2,698,317)	(243,634)	(2,323,956)

Net decrease	(257,124)	$(2,478,523)	(211,402)	$(2,016,396)

	Period July 18, 2011[2] to
	September 30, 2011
	Shares	Amount

Investor C3
Shares issued in the reorganization[1]	4,408,484	$42,781,251
Shares sold and automatic conversion of shares	8,112	78,288
Shares issued in reinvestment of dividends	7,786	74,897

Total issued	4,424,382	42,934,436
Shares redeemed	(204,603)	(1,975,974)

Net increase	4,219,779	$40,958,462

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	97

Notes to Financial Statements (concluded)

	Period July 18, 2011[2] to
	September 30, 2011
Low Duration Bond (concluded)	Shares	Amount

Class R
Shares issued in the reorganization[1]	618,684	$6,005,069
Shares sold and automatic conversion of shares	28,660	276,711
Shares issued in reinvestment of dividends	2,364	22,741

Total issued	649,708	6,304,521
Shares redeemed	(54,653)	(526,652)

Net increase	595,055	$5,777,869

[1]	See Note 1 regarding the reorganization.
[2]	Commencement of operations.

There is a 2% redemption fee of the High Yield Bond on shares redeemed or exchanged that have been held 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Fund.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

98	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Core Bond Portfolio (formerly known as BlackRock Total Return Portfolio II), BlackRock High Yield Bond Portfolio and BlackRock Low Duration Bond Portfolio, three of the twenty-six series constituting BlackRock Funds II (the “Funds”), as of September 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 29, 2011

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid monthly by the Funds for the fiscal year ended September 30, 2011:

Interest Related Dividends for Non-U.S. Residents *
	Month Paid:
	October 2010 -	January 2011 -
	December 2010	September 2011
Core Bond	99.61%	100.00%
High Yield Bond	96.91%	100.00%
Low Duration Bond	82.16%	88.08%

*	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Federal Obligation Interest **
Core Bond	15.27%
Low Duration Bond	2.22%

**	The law varies in each state as to whether and what percentage of ordinary income dividends attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividend you received is exempt from state income tax.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	99

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Core Bond Portfolio (the “Core Bond Portfolio”), BlackRock High Yield Bond Portfolio (the “High Yield Portfolio”) and BlackRock Low Duration Bond Portfolio (the “Low Duration Portfolio”) and (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock Funds II (the “Trust”), met on April 12, 2011 and May 10-11, 2011 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements”.

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 12, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 12, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 12, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board

100	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 10-11, 2011 Board meeting.

At an in-person meeting held on May 10-11, 2011, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide each Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 12, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that the High Yield Portfolio ranked in the first quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported.

The Board noted that the Low Duration Portfolio ranked in the first, third and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Low Duration Portfolio’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, the three- and five-year periods continue to be challenged by underperformance during the credit crisis of 2008.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	101

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board noted that the Core Bond Portfolio ranked in the second, fourth and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Core Bond Portfolio’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, underperformance in 2008 continues to weigh on long term performance.

The Board and BlackRock discussed BlackRock’s strategy for improving each of the Low Duration Portfolio’s and the Core Bond Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist each of these Funds’ portfolio managers and to improve the Funds’ performance.

The Board noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared each Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the High Yield Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the High Yield Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the High Yield Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the High Yield Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually and/or voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the High Yield Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Low Duration Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Low Duration Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Low Duration Portfolio’s actual management fee ratio, after giving effect to any expense reimbursements or fee waivers by BlackRock, was reasonable relative to the median actual management fee ratio paid by the Low Duration Portfolio’s Peers, after giving effect to any expense reimbursements or fee waivers. The Board further noted that the Low Duration Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Low Duration Portfolio increases above certain contractually specified levels. In addition, the Board noted that BlackRock has contractually and/or voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Low Duration Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Core Bond Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Core Bond Portfolio’s Peers, in each case before taking into account

102	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

any expense reimbursements or fee waivers. The Board also noted, however, that the Core Bond Portfolio’s actual management fee ratio, after giving effect to any expense reimbursements or fee waivers by BlackRock, was reasonable relative to the median actual management fee ratio paid by the Core Bond Portfolio’s Peers, after giving effect to any expense reimbursements or fee waivers. The Board further noted that the Core Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Core Bond Portfolio increases above certain contractually specified levels. In addition, the Board noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Core Bond Portfolio’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to each Fund, for a one-year term ending June 30, 2012. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to each Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	103

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	29 RICs consisting of 83 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 83 Portfolios	Watson Pharmaceuticals, Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 83 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 83 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	29 RICs consisting of 83 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company since 2002; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	29 RICs consisting of 83 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 83 Portfolios	None

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.	29 RICs consisting of 83 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit), since 2008; President, American Bar Association from 1995 to 1996.	29 RICs consisting of 83 Portfolios	None

104	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	29 RICs consisting of 83 Portfolios	None

[1]     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]     Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s Board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director, BlackRock and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	158 RICs consisting of 286 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees; Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 83 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	158 RICs consisting of 286 Portfolios	None

[3]

Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

Effective September 22, 2011, Richard S. Davis resigned as Trustee of the Trust and Paul L. Audet became Trustee of the Trust.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	105

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009; Principal thereof from 2004 to 2008.

[1]	Officers of the Trust serve at the pleasure of the Board of Trustees.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Co-Administrator	Sub-Advisor BlackRock Financial	Accounting Agent, Co-Administrator and Transfer	Custodian The Bank of New York Mellon
BlackRock Advisors, LLC	Management, Inc.	Agent	New York, NY 10286
Wilmington, DE 19809	New York, NY 10055	BNY Mellon Investment
Servicing (US) Inc.
Wilmington, DE 19809

Distributor	Legal Counsel	Independent Registered Public	Address of the Trust
BlackRock Investments, LLC	Willkie Farr & Gallagher LLP	Accounting Firm	100 Bellevue Parkway
New York, NY 10022	New York, NY 10019	Deloitte & Touche LLP	Wilmington, DE 19809
Philadelphia, PA 19103

106	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	107

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

108	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Emerging Markets Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds
BlackRock Bond Index Fund BlackRock Core Bond Portfolio BlackRock Emerging Market Debt Portfolio BlackRock Floating Rate Income Portfolio BlackRock GNMA Portfolio BlackRock High Yield Bond Portfolio

BlackRock Income Builder Portfolio†

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Sector Bond Portfolio

				BlackRock Strategic Income Opportunities Portfolio BlackRock Total Return Fund BlackRock US Government Bond Portfolio BlackRock World Income Fund US Mortgage Portfolio

Municipal Bond Funds
BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund BlackRock New York Municipal Bond Fund			BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUND II	SEPTEMBER 30, 2011	109

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

TAXABLE2-9/11-AR

September 30, 2011

Annual Report

BlackRock Funds II

▶	BlackRock Conservative Prepared Portfolio
▶	BlackRock Moderate Prepared Portfolio
▶	BlackRock Growth Prepared Portfolio
▶	BlackRock Aggressive Growth Prepared Portfolio

Not FDIC Insured ¡ No Bank Guarantee ¡ May Lose Value

2	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Dear Shareholder

Investors have faced one of the most volatile periods in trading history in recent months. Financial markets across the world weathered a storm of whipsaw movements of panic selling and short-lived rebounds of hope as the European debt crisis and concerns about slowing global economic growth dominated headlines and sentiment. Although markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.

This shareholder report reflects your fund’s reporting period ended September 30, 2011. The following market review is intended to provide you with additional perspective on the performance of your investments during that period.

One year ago, the global economy appeared to solidly be in recovery mode and investors were optimistic in advance of the second round of quantitative easing from the US Federal Reserve (the “Fed”). Stock markets rallied despite the ongoing sovereign debt crisis in Europe and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down) especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter of 2010. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles burgeoned.

Early 2011 saw spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted regarding US debt and deficit issues. Equities generally performed well early in the year, however, as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, the environment changed dramatically in the middle of the second quarter. Inflationary pressures had intensified in emerging economies, many of which were overheating, and the Euro-pean debt crisis had continued to escalate. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt, rekindling fears about the broader debt crisis. Concurrently, economic data signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. The downgrade of the US government’s credit rating on August 5 sent financial markets into turmoil. Extreme levels of volatility persisted as investors witnessed financial problems intensify in Italy and Spain and the debt crisis spread to core European nations, France and Germany. Toward the end of the reporting period, economic data out of the United States and Europe grew increasingly bleak. Further compounding concerns about the world economy were indications that growth was slowing in emerging-market nations, including China, a key driver for global growth.

Overall, equities broadly declined while lower-risk investments including US Treasuries, municipal securities and investment grade corporate bonds posted gains for the 6- and 12-month periods ended September 30, 2011. High yield debt posted losses for the 6-month period, but remained in positive territory on a 12-month basis. Continued low short-term interest rates kept yields on money market securities near their all-time lows. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine and its quarterly companion newsletter, Shareholder Perspectives.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“BlackRock remains dedicated to finding opportunities and managing risk in this environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2011

	6- month	12-month
US large cap equities (S&P 500® Index)	(13.78)%	1.14%
US small cap equities (Russell 2000® Index)	(23.12)	(3.53)
International equities (MSCI Europe, Australasia, Far East Index)	(17.74)	(9.36)
Emerging market equities (MSCI Emerging Markets Index)	(23.45)	(16.15)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.14
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	16.14	9.28
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	6.20	5.26
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	7.85	3.88
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(5.12)	1.75

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2011	BlackRock Conservative Prepared Portfolio

Investment Objective

BlackRock Conservative Prepared Portfolio’s (the “Fund”) investment objective is to seek a balance between long term capital appreciation and high current income, with a greater emphasis on income.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2011, the Fund underperformed both its reference benchmark (Barclays Capital US Aggregate Bond Index (60%)/Russell 3000® Index (32%)/MSCI EAFE Index (8%)) and the fixed income benchmark, the Barclays Capital US Aggregate Bond Index. The following discussion of relative performance pertains to the reference benchmark.

What factors influenced performance?

•

The Fund’s underperformance relative to its reference benchmark was attributable to weak performance in some of the underlying portfolios in which the Fund invests. The most significant source of negative performance during the period was the Fund’s investment in BlackRock Capital Appreciation Fund, Inc., which underperformed its benchmark, the Rus-sell 1000® Growth Index, primarily due to poor stock selection in the information technology and consumer discretionary sectors.

•

The Fund benefited from its broader allocations to the equity and fixed income asset classes via its underlying portfolio holdings throughout the 12-month period. In late 2010 and into early 2011, an overweight in equities versus fixed income contributed positively to Fund performance as equity markets rallied during that part of the reporting period. Later in the period, the Fund benefited from an underweight in equities in favor of fixed income, as riskier assets largely underperformed in an environment that was highly volatile due to investors’ concerns about the Euro-pean debt crisis and slowing economic growth.

•

Also having a positive impact on the Fund’s performance was its investment in BlackRock Equity Dividend Fund (“Equity Dividend”), which outperformed its benchmark, the Russell 1000® Value Index, for the period. Equity Dividend’s bias toward higher-quality, dividend-paying stocks generated relatively strong returns during a period of heightened volatility and historically low bond yields.

Describe recent portfolio activity.

•	During the 12-month period, the Fund shifted its broader asset allocation, reducing its equity exposure in favor of fixed income.

•

Late in 2010, management increased diversification in the Fund’s equity holdings by reallocating some exposure from large-cap core equities into growth and value stocks. Also during the period, the Fund’s equity portfolio holdings reflected a preference for US stocks versus international developed markets. The Fund increased exposure to high-quality, dividend-paying equities as investors reached for yield during a period of historically low interest rates.

•

In the Fund’s fixed income segment, management added exposure to bank loans by investing in BlackRock Floating Rate Income Portfolio. The introduction of bank loan exposure increases diversification within the fixed income allocation and offers attractive yield and carry (income).

•

The Fund maintains exposure to core fixed income through its investment in Master Total Return Portfolio (“Total Return”). During the period, Total Return increased the overall quality and liquidity profile of its holdings in advance of the completion of the Fed’s monetary stimulus program on June 30. In addition, Total Return tactically managed its investment grade credit exposure, with a particular focus on taking advantage of relative value opportunities in financials and industrials. Also during the period, Total Return gradually reduced exposure to high yield corporate credit, non-agency residential mortgage-backed securities (“MBS”) and commercial mortgage-backed securities. In the latter part of the period, Total Return added to its agency MBS holdings with a general bias toward lower-coupon issues.

Describe Fund positioning at period end.

•

At period end, the Fund was cautiously positioned with an underweight in equities and overweight in fixed income relative to its reference benchmark. Within the equity segment, the Fund was overweight in US stocks and underweight in international developed markets. Additionally, the Fund’s equity holdings reflected a bias toward high-quality, dividend-paying stocks. In the fixed income segment, the Fund was underweight core fixed income due to its allocations to high yield debt and bank loans.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	66%
Equity Funds	34

Portfolio Holdings	Percent of Affiliated Investment Companies
Master Total Return Portfolio	52%
BlackRock Equity Dividend Fund, Institutional Class	8
BlackRock High Yield Bond Portfolio, BlackRock Class	7
BlackRock Floating Rate Income Portfolio, Institutional Class	7
Master Large Cap Growth Portfolio	6
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	5
BlackRock Global Dynamic Equity Fund, Institutional Class	4
Master Basic Value LLC	3
BlackRock International Opportunities Portfolio, Institutional Class	2
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	2
BlackRock Global Emerging Markets Fund, Inc., Institutional Class	1
BlackRock Pacific Fund, Inc., Institutional Class	1
BlackRock U.S. Opportunities Portfolio, Institutional Class	1
Master Value Opportunities LLC	1

The Fund allocation and holdings listed above are current as of the report date. However, the Fund is regularly monitored and its composition may vary throughout various periods.

4	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

BlackRock Conservative Prepared Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.
[2]

The Fund, which is a fund of funds, normally invests 40% of its assets in underlying funds that invest primarily in equity securities and 60% of its assets in underlying funds that invest primarily in fixed income securities.

[3]

The Fund compares its performance to that of a customized weighted index comprised of the returns of the Barclays Capital US Aggregate Bond Index (60%), Russell 3000® Index (32%) and MSCI EAFE Index (8%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

[4]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.
[5]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2011

		Average Annual Total Returns[6]
		1 Year		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(6.11)%	2.15%	N/A	2.99%	N/A
Investor A	(6.33)	1.71	(3.62)%	2.58	1.44%
Investor C	(6.65)	0.99	0.00	1.84	1.84
Class R	(6.37)	1.62	N/A	2.35	N/A
Barclays Capital US Aggregate Bond Index (60%)/Russell 3000® Index (32%)/MSCI EAFE Index (8%)	(3.00)	2.85	N/A	3.09	N/A
Barclays Capital US Aggregate Bond Index	6.20	5.26	N/A	6.45	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge. Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$938.90	$2.53	$1,000.00	$1,022.46	$2.64	0.52%
Investor A	$1,000.00	$936.70	$4.32	$1,000.00	$1,020.61	$4.51	0.89%
Investor C	$1,000.00	$933.50	$7.95	$1,000.00	$1,016.85	$8.29	1.64%
Class R	$1,000.00	$936.30	$5.49	$1,000.00	$1,019.40	$5.72	1.13%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests in a Master Portfolios, the expense table example reflects the expenses of both the Fund and the Mas- ter Portfolios in which it invests.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	5

Fund Summary as of September 30, 2011	BlackRock Moderate Prepared Portfolio

Investment Objective

BlackRock Moderate Prepared Portfolio’s (the “Fund”) investment objective is to seek a balance between long term capital appreciation and high current income, with a greater emphasis on capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2011, the Fund underperformed both its reference benchmark (Barclays Capital US Aggregate Bond Index (40%)/Russell 3000® Index (48%)/MSCI EAFE Index (12%)) and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the reference benchmark.

What factors influenced performance?

•

The Fund’s underperformance relative to its reference benchmark was attributable to weak performance in some of the underlying portfolios in which the Fund invests. The most significant source of negative performance during the period was the Fund’s investment in BlackRock Capital Appreciation Fund, Inc., which underperformed its benchmark, the Russell 1000® Growth Index, primarily due to poor stock selection in the information technology and consumer discretionary sectors.

•

The Fund benefited from its broader allocations to the equity and fixed income asset classes via its underlying portfolio holdings throughout the 12-month period. In late 2010 and into early 2011, an overweight in equities versus fixed income contributed positively to Fund performance as equity markets rallied during that part of the reporting period. Later in the period, the Fund benefited from an underweight in equities in favor of fixed income, as riskier assets largely underperformed in an environment that was highly volatile due to investors’ concerns about the European debt crisis and slowing economic growth.

•

Also having a positive impact on the Fund’s performance was its investment in BlackRock Equity Dividend Fund (“Equity Dividend”), which outperformed its benchmark, the Russell 1000® Value Index, for the period. Equity Dividend’s bias toward higher-quality, dividend-paying stocks generated relatively strong returns during a period of heightened volatility and historically low bond yields.

Describe recent portfolio activity.

•	During the 12-month period, the Fund shifted its broader asset allocation, reducing its equity exposure in favor of fixed income.

•

Late in 2010, management increased diversification in the Fund’s equity holdings by reallocating some exposure from large-cap core equities into growth and value stocks. Also during the period, the Fund’s equity portfolio holdings reflected a preference for US stocks versus international developed markets. The Fund increased exposure to high-quality, dividend-paying equities as investors reached for yield during a period of historically low interest rates.

•

In the Fund’s fixed income segment, management added exposure to bank loans by investing in BlackRock Floating Rate Income Portfolio. The introduction of bank loan exposure increases diversification within the fixed income allocation and offers attractive yield and carry (income).

•

The Fund maintains exposure to core fixed income through its investment in Master Total Return Portfolio (“Total Return”). During the period, Total Return increased the overall quality and liquidity profile of its holdings in advance of the completion of the Fed’s monetary stimulus program on June 30. In addition, Total Return tactically managed its investment grade credit exposure, with a particular focus on taking advantage of relative value opportunities in financials and industrials. Also during the period, Total Return gradually reduced exposure to high yield corporate credit, non-agency residential mortgage-backed securities (“MBS”) and commercial mortgage-backed securities. In the latter part of the period, Total Return added to its agency MBS holdings with a general bias toward lower-coupon issues.

Describe Fund positioning at period end.

•

At period end, the Fund was cautiously positioned with an underweight in equities and overweight in fixed income relative to its reference benchmark. Within the equity segment, the Fund was overweight in US stocks and underweight in international developed markets. Additionally, the Fund’s equity holdings reflected a bias toward high-quality, dividend-paying stocks. In the fixed income segment, the Fund was underweight core fixed income due to its allocations to high yield debt and bank loans.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	53%
Fixed Income Funds	47

Portfolio Holdings	Percent of Affiliated Investment Companies
Master Total Return Portfolio	34%
BlackRock Equity Dividend Fund, Institutional Class	12
Master Large Cap Growth Portfolio	9
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	8
BlackRock High Yield Bond Portfolio, BlackRock Class	8
BlackRock Global Dynamic Equity Fund, Institutional Class	7
Master Basic Value LLC	6
BlackRock Floating Rate Income Portfolio, Institutional Class	5
BlackRock International Opportunities Portfolio, Institutional Class	3
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	3
BlackRock Pacific Fund, Inc., Institutional Class	2
BlackRock Global Emerging Markets Fund, Inc., Institutional Class	1
BlackRock U.S. Opportunities Portfolio, Institutional Class	1
Master Value Opportunities LLC	1

The Fund allocation and holdings listed above are current as of the report date. However, the Fund is regularly monitored and its composition may vary throughout various periods.

6	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

BlackRock Moderate Prepared Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.
[2]

The Fund, which is a fund of funds, normally invests 60% of its assets in underlying funds that invest primarily in equity securities and 40% of its assets in underlying funds that invest primarily in fixed income securities.

[3]

The Fund compares its performance to that of a customized weighted index comprised of the returns of the Barclays Capital US Aggregate Bond Index (40%), Russell 3000® Index (48%) and MSCI EAFE Index (12%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500® is a trademark of The McGraw-Hill Companies, Inc.

[5]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2011

		Average Annual Total Returns[6]
		1 Year		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(10.14)%	0.85%	N/A	1.52%	N/A
Investor A	(10.28)	0.59	(4.69)%	1.17	0.04%
Investor C	(10.56)	(0.23)	(1.22)	0.40	0.40
Class R	(10.24)	0.54	N/A	1.04	N/A
Barclays Capital US Aggregate Bond Index (40%)/Russell 3000® Index (48%)/MSCI EAFE Index (12%)	(7.39)	1.50	N/A	1.21	N/A
S&P 500® Index	(13.78)	1.14	N/A	(2.55)	N/A

[6]

Assuming maximum sales charge, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge. Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$898.60	$1.95	$1,000.00	$1,023.01	$2.08	0.41%
Investor A	$1,000.00	$897.20	$3.76	$1,000.00	$1,021.11	$4.00	0.79%
Investor C	$1,000.00	$894.40	$7.41	$1,000.00	$1,017.25	$7.89	1.56%
Class R	$1,000.00	$897.60	$4.33	$1,000.00	$1,020.51	$4.61	0.91%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests in a Master Portfolios, the expense table example reflects the expenses of both the Fund and the Master Portfolios in which it invests.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	7

Fund Summary as of September 30, 2011	BlackRock Moderate Prepared Portfolio

Investment Objective

BlackRock Growth Prepared Portfolio’s (the “Fund”) investment objective is to seek long term capital appreciation. Current income is also a consideration.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2011, the Fund underperformed both its reference benchmark (Barclays Capital US Aggregate Bond Index (20%)/Russell 3000® Index (64%)/MSCI EAFE Index (16%)) and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the reference benchmark.

What factors influenced performance?

•

The Fund’s underperformance relative to its reference benchmark was attributable to weak performance in some of the underlying portfolios in which the Fund invests. The most significant source of negative performance during the period was the Fund’s investment in BlackRock Capital Appreciation Fund, Inc., which underperformed its benchmark, the Russell 1000® Growth Index, primarily due to poor stock selection in the information technology and consumer discretionary sectors.

•

The Fund benefited from its broader allocations to the equity and fixed income asset classes via its underlying portfolio holdings throughout the 12-month period. In late 2010 and into early 2011, an overweight in equities versus fixed income contributed positively to Fund performance as equity markets rallied during that part of the reporting period. Later in the period, the Fund benefited from an underweight in equities in favor of fixed income, as riskier assets largely underperformed in an environment that was highly volatile due to investors’ concerns about the European debt crisis and slowing economic growth.

•

Also having a positive impact on the Fund’s performance was its investment in BlackRock Equity Dividend Fund (“Equity Dividend”), which outperformed its benchmark, the Russell 1000® Value Index, for the period. Equity Dividend’s bias toward higher-quality, dividend-paying stocks generated relatively strong returns during a period of heightened volatility and historically low bond yields.

Describe recent portfolio activity.

•	During the 12-month period, the Fund shifted its broader asset allocation, reducing its equity exposure in favor of fixed income.

•

Late in 2010, management increased diversification in the Fund’s equity holdings by reallocating some exposure from large-cap core equities into growth and value stocks. Also during the period, the Fund’s equity portfolio holdings reflected a preference for US stocks versus international developed markets. The Fund increased exposure to high-quality, dividend-paying equities as investors reached for yield during a period of historically low interest rates.

•

In the Fund’s fixed income segment, management added exposure to bank loans by investing in BlackRock Floating Rate Income Portfolio. The introduction of bank loan exposure increases diversification within the fixed income allocation and offers attractive yield and carry (income).

•

The Fund maintains exposure to core fixed income through its investment in Master Total Return Portfolio (“Total Return”). During the period, Total Return increased the overall quality and liquidity profile of its holdings in advance of the completion of the Fed’s monetary stimulus program on June 30. In addition, Total Return tactically managed its investment grade credit exposure, with a particular focus on taking advantage of relative value opportunities in financials and industrials. Also during the period, Total Return gradually reduced exposure to high yield corporate credit, non-agency residential mortgage-backed securities (“MBS”) and commercial mortgage-backed securities. In the latter part of the period, Total Return added to its agency MBS holdings with a general bias toward lower-coupon issues.

Describe Fund positioning at period end.

•

At period end, the Fund was cautiously positioned with an underweight in equities and overweight in fixed income relative to its reference benchmark. Within the equity segment, the Fund was overweight in US stocks and underweight in international developed markets. Additionally, the Fund’s equity holdings reflected a bias toward high-quality, dividend-paying stocks. In the fixed income segment, the Fund was underweight core fixed income due to its allocations to high yield debt and bank loans.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	74%
Fixed Income Funds	26

Portfolio Holdings	Percent of Affiliated Investment Companies
Master Total Return Portfolio	18%
BlackRock Equity Dividend Fund, Institutional Class	17
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	12
Master Large Cap Growth Portfolio	12
BlackRock Global Dynamic Equity Fund, Institutional Class	9
Master Basic Value LLC	9
BlackRock High Yield Bond Portfolio, BlackRock Class	5
BlackRock International Opportunities Portfolio, Institutional Class	4
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	4
BlackRock Floating Rate Income Portfolio, Institutional Class	3
BlackRock Pacific Fund, Inc., Institutional Class	2
BlackRock U.S. Opportunities Portfolio, Institutional Class	2
Master Value Opportunities LLC	2
BlackRock Global Emerging Markets Fund, Inc., Institutional Class	1

The Fund allocation and holdings listed above are current as of the report date. However, the Fund is regularly monitored and its composition may vary throughout various periods.

8	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

BlackRock Growth Prepared Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.
[2]

The Fund, which is a fund of funds, normally invests 80% of its assets in underlying funds that invest primarily in equity securities and 20% of its assets in underlying funds that invest primarily in fixed income securities.

[3]

The Fund compares its performance to that of a customized weighted index comprised of the returns of the Barclays Capital US Aggregate Bond Index (20%), Russell 3000® Index (64%) and MSCI EAFE Index (16%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500® is a trademark of The McGraw-Hill Companies, Inc.

[5]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2011

		Average Annual Total Returns[6]
		1 Year		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(13.82)%	(0.21)%	N/A	0.14. %	N/A
Investor A	(13.86)	(0.54)	(5.72)%	(0.21)	(1.33)%
Investor C	(14.19)	(1.24)	(2.22)	(0.94)	(0.94)
Class R	(13.95)	(0.64)	N/A	(0.40)	N/A
Barclays Capital US Aggregate Bond Index (20%)/Russell 3000® Index (64%)/MSCI EAFE Index (16%)	(11.65)	0.07	N/A	(0.79)	N/A
S&P 500® Index	(13.78)	1.14	N/A	(2.55)	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge. Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$861.80	$1.35	$1,000.00	$1,023.61	$1.47	0.29%
Investor A	$1,000.00	$861.40	$3.17	$1,000.00	$1,021.66	$3.45	0.68%
Investor C	$1,000.00	$858.10	$6.47	$1,000.00	$1,018.10	$7.03	1.39%
Class R	$1,000.00	$860.50	$3.92	$1,000.00	$1,020.86	$4.26	0.84%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests in a Master Portfolios, the expense table example reflects the expenses of both the Fund and the Master Portfolios in which it invests.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	9

Fund Summary as of September 30, 2011	BlackRock Aggressive Growth Prepared Portfolio

Investment Objective

BlackRock Aggressive Growth Prepared Portfolio’s (“Fund”) investment objective is to seek long term capital appreciation. Current income is not a consideration.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2011, the Fund underperformed both its reference benchmark (Russell 3000® Index (80%)/MSCI EAFE Index (20%)) and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the reference benchmark.

What factors influenced performance?

•

The Fund’s underperformance relative to its reference benchmark was attributable to weak performance in some of the underlying portfolios in which the Fund invests. The most significant source of negative performance during the period was the Fund’s investment in BlackRock Capital Appreciation Fund, Inc., which underperformed its benchmark, the Rus-sell 1000® Growth Index, primarily due to poor stock selection in the information technology and consumer discretionary sectors.

•

Contributing positively to performance was the Fund’s investment in BlackRock Equity Dividend Fund (“Equity Dividend”), which outperformed its benchmark, the Russell 1000® Value Index, for the period. Equity Dividend’s bias toward higher-quality, dividend-paying stocks generated relatively strong returns during a period of heightened volatility and historically low bond yields.

Describe recent portfolio activity.

•

Late in 2010, management increased diversification in the Fund’s holdings by reallocating some exposure from large-cap core equities into growth and value stocks. Also during the period, the Fund’s portfolio holdings reflected a preference for US stocks versus international developed markets. The Fund increased exposure to high-quality, dividend-paying equities as investors grabbed for yield during a period of historically low interest rates.

Describe Fund positioning at period end.

•

At period end, the Fund was overweight in US stocks and underweight in international developed markets. Additionally, the Fund’s equity holdings reflected a bias toward high-quality, dividend-paying stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	100%

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Equity Dividend Fund, Institutional Class	21%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	18
Master Large Cap Growth Portfolio	15
Master Basic Value LLC	13
BlackRock Global Dynamic Equity Fund, Institutional Class	10
BlackRock International Opportunities Portfolio, Institutional Class	6
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	5
BlackRock Pacific Fund, Inc., Institutional Class	3
BlackRock U.S. Opportunities Portfolio, Institutional Class	3
Master Value Opportunities LLC	2
BlackRock Money Market Portfolio, Institutional Class	2
BlackRock Global Emerging Markets Fund, Inc., Institutional Class	2

The Fund allocation and holdings listed above are current as of the report date. However, the Fund is regularly monitored and its composition may vary throughout various periods.

10	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

BlackRock Aggressive Growth Prepared Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.
[2]	The Fund, which is a fund of funds, normally invests 100% of its assets in underlying funds that invest primarily in equity securities.
[3]

The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 3000® Index (80%) and MSCI EAFE Index (20%), recognized unmanaged indices of US stock and non-US stock market performance, respectively.

[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500® is a trademark of The McGraw-Hill Companies.

[5]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2011

		Average Annual Total Returns[6]
		1 Year		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(17.80)%	(2.55)%	N/A	(1.67)%	N/A
Investor A	(17.98)	(3.00)	(8.10)%	(2.00)	(3.10)%
Investor C	(18.31)	(3.68)	(4.64)	(2.74)	(2.74)
Class R	(17.92)	(2.93)	N/A	(2.16)	N/A
Russell 3000® Index (80%)/MSCI EAFE Index (20%)	(15.78)	(1.46)	N/A	(2.92)	N/A
S&P 500® Index	(13.78)	1.14	N/A	(2.55)	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge. Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]			Annualized Expense Ratio
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[8]
Institutional	$1,000.00	$822.00	$1.14	$1,000.00	$1,023.82	$1.27	0.25%
Investor A	$1,000.00	$820.20	$2.69	$1,000.00	$1,022.11	$2.99	0.59%
Investor C	$1,000.00	$816.90	$6.10	$1,000.00	$1,018.35	$6.78	1.34%
Class R	$1,000.00	$820.80	$3.42	$1,000.00	$1,021.31	$3.80	0.75%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests in a Master Portfolios, the expense table example reflects the expenses of both the Fund and the Master Portfolios in which it invests.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	11

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC (the “Manager”) is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 2 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2011 and held through September 30, 2011) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

12	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments September 30, 2011	BlackRock Conservative Prepared Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds – 34.1%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class (b)	105,161	$2,129,504
BlackRock Equity Dividend Fund, Institutional Class	224,423	3,691,765
BlackRock Global Dynamic Equity Fund, Institutional Class	184,102	1,999,344
BlackRock Global Emerging Markets Fund, Inc., Institutional Class	40,794	666,978
BlackRock International Opportunities Portfolio, Institutional Class	30,270	858,765
BlackRock Latin America Fund, Inc., Institutional Class	3,785	203,179
BlackRock Pacific Fund, Inc., Institutional Class	39,570	594,342
BlackRock Small Cap Growth Equity Portfolio, Institutional Class (b)	37,293	749,223
BlackRock U.S. Opportunities Portfolio, Institutional Class (b)	11,815	400,072
Master Basic Value LLC	$1,332,002	1,332,002
Master Large Cap Growth Portfolio	$2,689,455	2,689,455
Master Value Opportunities LLC	$369,269	369,269

		15,683,898

Fixed Income Funds – 66.7%
BlackRock Floating Rate Income Portfolio, Institutional Class	306,775	3,012,529
BlackRock High Yield Bond Portfolio, BlackRock Class	483,546	3,452,521
Master Total Return Portfolio	$24,149,833	24,149,833

		30,614,883

Short-Term Securities – 0.4%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (c)	185,709	185,709
Total Affiliated Investment Companies (Cost – $47,456,613*) – 101.2%		46,484,490
Liabilities in Excess of Other Assets – (1.2)%		(543,660)

Net Assets – 100.0%		$45,940,830

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$47,431,844

Gross unrealized appreciation	$1,604,772
Gross unrealized depreciation	(2,552,126)

Net unrealized depreciation	$(947,354)

(a)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2010	Shares/ Beneficial Interest Purchased		Shares Sold	Shares/ Beneficial Interest Held at September 30, 2011	Value at September 30, 2011	Realized Gain (Loss)	Income
BlackRock All-Cap Energy & Resources Portfolio, Institutional Class	41,857	1,295		43,152	–	–	$81,785	–
BlackRock Basic Value Fund, Inc., Institutional Class	172,531	6,907		179,438	–	–	$1,035,018	$44,164
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	200,101	82,071		177,011	105,161	$2,129,504	$244,700	–
BlackRock Equity Dividend Fund, Institutional Class	–	287,036		62,613	224,423	$3,691,765	$17,267	$65,208
BlackRock Floating Rate Income Portfolio, Institutional Class	–	322,015		15,240	306,775	$3,012,529	$(5,127)	$56,354
BlackRock Global Allocation Fund, Inc., Institutional Class	–	258,342		258,342	–	–	$184,111	–
BlackRock Global Dynamic Equity Fund, Institutional Class	312,248	260,185		388,331	184,102	$1,999,344	$717,922	$27,866
BlackRock Global Emerging Markets Fund, Inc., Institutional Class	59,710	43,272		62,188	40,794	$666,978	$196,484	–
BlackRock High Yield Bond Portfolio, BlackRock Class	511,395	280,690		308,539	483,546	$3,452,521	$(38,486)	$286,038
BlackRock International Opportunities Portfolio, Institutional Class	23,653	19,076		12,459	30,270	$858,765	$12,186	$13,040
BlackRock Latin America Fund, Inc., Institutional Class	–	3,857		72	3,785	$203,179	$(136)	–
BlackRock Pacific Fund, Inc., Institutional Class	–	40,491		921	39,570	$594,342	$(1,238)	–
BlackRock Large Cap Core Fund, Institutional Class	320,808	–		320,808	–	–	$576,951	–
BlackRock Large Cap Growth Fund, Institutional Class	–	314,105		314,105	–	–	$256,456	–
BlackRock Liquidity Funds, TempFund, Institutional Class	30,179	155,530	**	–	185,709	$185,709	–	$52
BlackRock Small Cap Core Equity Portfolio, Institutional Class	105,566	–		105,566	–	–	$384,372	–
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	–	53,786		16,493	37,293	$749,223	$39,607	–
BlackRock Total Return Fund, BlackRock Class	1,891,474	87,497		1,978,971	–	–	$2,206,023	$155,289
BlackRock U.S. Opportunities Portfolio, Institutional Class	–	88,572		76,757	11,815	$400,072	$183,928	–
BlackRock Value Opportunities Fund, Inc., Institutional Class	–	31,356		31,356	–	–	$61,934	–
Master Basic Value LLC	–	$1,332,002	**	–	$1,332,002	$1,332,002	$266,753	$44,068
Master Large Cap Growth Portfolio	–	$2,689,455	**	–	$2,689,455	$2,689,455	$243,809	$31,268
Master Total Return Portfolio	–	$24,149,833	**	–	$24,149,833	$24,149,833	$8,723	$942,232
Master Value Opportunities LLC	–	$369,269	**	–	$369,269	$369,269	$56,576	$5,341

**	Represents net shares/beneficial interest purchased.
(b)	Non-income producing security.
(c)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	13

Schedule of Investments (concluded)	BlackRock Conservative Prepared Portfolio

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$17,943,931	$28,540,559	–	$46,484,490

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments September 30, 2011	BlackRock Moderate Prepared Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds – 54.6%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class (b)	316,881	$6,416,838
BlackRock Equity Dividend Fund, Institutional Class	567,011	9,327,324
BlackRock Global Dynamic Equity Fund, Institutional Class	482,733	5,242,485
BlackRock Global Emerging Markets Fund, Inc., Institutional Class	68,071	1,112,962
BlackRock International Opportunities Portfolio, Institutional Class	79,278	2,249,115
BlackRock Latin America Fund, Inc., Institutional Class	6,239	334,922
BlackRock Pacific Fund, Inc., Institutional Class	90,243	1,355,451
BlackRock Small Cap Growth Equity Portfolio, Institutional Class (b)	97,833	1,965,456
BlackRock U.S. Opportunities Portfolio, Institutional Class (b)	29,543	1,000,340
Master Basic Value LLC	$4,323,485	4,323,485
Master Large Cap Growth Portfolio	$6,701,650	6,701,650
Master Value Opportunities LLC	$971,562	971,562

		41,001,590

Fixed Income Funds – 47.3%
BlackRock Floating Rate Income Portfolio, Institutional Class	356,047	3,496,380
BlackRock High Yield Bond Portfolio, BlackRock Class	815,583	5,823,263
Master Total Return Portfolio	$26,153,552	26,153,552

		35,473,195

Total Affiliated Investment Companies (Cost – $79,026,727*) – 101.9%		76,474,785
Liabilities in Excess of Other Assets – (1.9)%		(1,454,409)

Net Assets – 100.0%		$75,020,376

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$78,633,946

Gross unrealized appreciation	$2,853,389
Gross unrealized depreciation	(5,012,550)

Net unrealized depreciation	$(2,159,161)

(a)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2010	Shares/ Beneficial Interest Purchased		Shares Sold		Shares/ Beneficial Interest Held at September 30, 2011	Value at September 30, 2011	Realized Gain (Loss)	Income
BlackRock All-Cap Energy & Resources Portfolio, Institutional Class	115,737	1,298		117,035		–	–	$226,857	–
BlackRock Basic Value Fund, Inc., Institutional Class	477,659	9,311		486,970		–	–	$2,348,102	$119,553
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	553,840	172,791		409,750		316,881	$6,416,838	$585,327	–
BlackRock Equity Dividend Fund, Institutional Class	–	749,561		182,550		567,011	$9,327,324	$53,813	$177,377
BlackRock Floating Rate Income Portfolio, Institutional Class	–	384,901		28,854		356,047	$3,496,380	$(7,804)	$67,059
BlackRock Global Allocation Fund, Inc., Institutional Class	–	705,410		705,410		–	–	$509,519	–
BlackRock Global Dynamic Equity Fund, Institutional Class	863,840	671,992		1,053,099		482,733	$5,242,485	$1,239,187	$73,805
BlackRock Global Emerging Markets Fund, Inc., Institutional Class	163,716	71,709		167,354		68,071	$1,112,962	$545,609	–
BlackRock High Yield Bond Portfolio, BlackRock Class	631,279	365,894		181,590		815,583	$5,823,263	$(6,130)	$349,318
BlackRock Inflation Protected Bond Portfolio, BlackRock Class	1,229	–		1,229		–	–	$1,952	–
BlackRock International Opportunities Portfolio, Institutional Class	65,380	44,168		30,270		79,278	$2,249,115	$39,731	$35,218
BlackRock Latin America Fund, Inc., Institutional Class	–	6,392		153		6,239	$334,922	$(66)	–
BlackRock Pacific Fund, Inc., Institutional Class	–	92,734		2,491		90,243	$1,355,451	$(2,315)	–
BlackRock Large Cap Core Fund, Institutional Class	888,880	–		888,880		–	–	$1,078,433	–
BlackRock Large Cap Growth Fund, Institutional Class	–	854,548		854,548		–	–	$710,529	–
BlackRock Liquidity Funds, TempFund, Institutional Class	37,327	–		37,327	**	–	–	–	$50
BlackRock Small Cap Core Equity Portfolio, Institutional Class	292,467	–		292,467		–	–	$815,412	–
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	–	140,624		42,791		97,833	$1,965,456	$110,581	–
BlackRock Total Return Fund, BlackRock Class	2,323,179	39,294		2,362,473		–	–	$2,309,012	$169,462
BlackRock U.S. Opportunities Portfolio, Institutional Class	–	233,069		203,526		29,543	$1,000,340	$453,681	–
BlackRock Value Opportunities Fund, Inc., Institutional Class	–	85,283		85,283		–	–	$171,121	–
Master Basic Value LLC	–	$4,323,485	***	–		$4,323,485	$4,323,485	$732,703	$121,369
Master Large Cap Growth Portfolio	–	$6,701,650	***	–		$6,701,650	$6,701,650	$714,435	$84,581
Master Total Return Portfolio	–	$26,153,552	***	–		$26,153,552	$26,153,552	$4,058	$1,124,205
Master Value Opportunities LLC	–	$971,562	***	–		$971,562	$971,562	$151,108	$14,377

**	Represents net shares sold.
***	Represents net beneficial interest purchased.
(b)	Non-income producing security.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	15

Schedule of Investments (concluded)	BlackRock Moderate Prepared Portfolio

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$38,324,536	$38,150,249	–	$76,474,785

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments September 30, 2011	BlackRock Growth Prepared Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds – 75.2%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class (b)	359,858	$7,287,133
BlackRock Equity Dividend Fund, Institutional Class	595,444	9,795,059
BlackRock Global Dynamic Equity Fund, Institutional Class	515,890	5,602,564
BlackRock Global Emerging Markets Fund, Inc., Institutional Class	53,369	872,584
BlackRock International Opportunities Portfolio, Institutional Class	84,807	2,405,985
BlackRock Latin America Fund, Inc., Institutional Class	4,867	261,261
BlackRock Pacific Fund, Inc., Institutional Class	89,794	1,348,699
BlackRock Small Cap Growth Equity Portfolio, Institutional Class (b)	104,552	2,100,453
BlackRock U.S. Opportunities Portfolio, Institutional Class (b)	33,687	1,140,639
Master Basic Value LLC	$5,052,582	5,052,582
Master Large Cap Growth Portfolio	$6,992,972	6,992,972
Master Value Opportunities LLC	$1,038,581	1,038,581

		43,898,512

Fixed Income Funds – 25.9%
BlackRock Floating Rate Income Portfolio, Institutional Class	151,619	1,488,897
BlackRock High Yield Bond Portfolio, BlackRock Class	385,575	2,753,005
Master Total Return Portfolio	$10,869,496	10,869,496

		15,111,398

Total Affiliated Investment Companies (Cost – $62,253,242*) – 101.1%		59,009,910
Liabilities in Excess of Other Assets – (1.1)%		(632,758)

Net Assets – 100.0%		58,377,152

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$61,554,357

Gross unrealized appreciation	$1,901,007
Gross unrealized depreciation	(4,445,454)

Net unrealized depreciation	$(2,544,447)

(a)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2010	Shares/ Beneficial Interest Purchased		Shares Sold	Shares/ Beneficial Interest Held at September 30, 2011	Value at September 30, 2011	Realized Gain (Loss)	Income
BlackRock All-Cap Energy & Resources Portfolio, Institutional Class	111,552	1,745		113,297	–	–	$219,128	–
BlackRock Basic Value Fund, Inc., Institutional Class	459,221	9,249		468,470	–	–	$1,715,685	$117,010
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	532,334	157,154		329,630	359,858	$7,287,133	$277,986	–
BlackRock Equity Dividend Fund, Institutional Class	–	730,780		135,336	595,444	$9,795,059	$20,319	$177,591
BlackRock Floating Rate Income Portfolio, Institutional Class	–	159,239		7,620	151,619	$1,488,897	$(2,390)	$27,439
BlackRock Global Allocation Fund, Inc., Institutional Class	–	692,924		692,924	–	–	$498,818	–
BlackRock Global Dynamic Equity Fund, Institutional Class	830,858	642,848		957,816	515,890	$5,602,564	$485,000	$72,064
BlackRock Global Emerging Markets Fund, Inc., Institutional Class	158,731	56,181		161,543	53,369	$872,584	$527,584	–
BlackRock High Yield Bond Portfolio, BlackRock Class	220,333	230,363		65,121	385,575	$2,753,005	$1,093	$128,206
BlackRock Inflation Protected Bond Portfolio, BlackRock Class	339	–		339	–	–	$730	–
BlackRock International Opportunities Portfolio, Institutional Class	62,931	41,572		19,696	84,807	$2,405,985	$12,457	–
BlackRock Latin America Fund, Inc., Institutional Class	–	4,951		84	4,867	$261,261	$(144)	$34,257
BlackRock Pacific Fund, Inc., Institutional Class	–	91,719		1,925	89,794	$1,348,699	$(2,306)	–
BlackRock Large Cap Core Fund, Institutional Class	855,131	–		855,131	–	–	$420,385	–
BlackRock Large Cap Growth Fund, Institutional Class	–	829,848		829,848	–	–	$693,229	–
BlackRock Liquidity Funds, TempFund, Institutional Class	–	–		–	–	–	–	$40
BlackRock Small Cap Core Equity Portfolio, Institutional Class	280,860	–		280,860	–	–	$547,954	–
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	–	133,609		29,057	104,552	$2,100,453	$73,394	–
BlackRock Total Return Fund, BlackRock Class	810,502	8,091		818,593	–	–	$831,294	$34,277
BlackRock U.S. Opportunities Portfolio, Institutional Class	–	222,540		188,853	33,687	$1,140,639	$430,630	–
BlackRock Value Opportunities Fund, Inc., Institutional Class	–	82,810		82,810	–		$166,888	–
Master Basic Value LLC	–	$5,052,582	**	–	$5,052,582	$5,052,582	$746,272	$125,014
Master Large Cap Growth Portfolio	–	$6,992,972	**	–	$6,992,972	$6,992,972	$740,216	$86,816
Master Total Return Portfolio	–	$10,869,496	**	–	$10,869,496	$10,869,496	$39,428	$414,989
Master Value Opportunities LLC	–	$1,038,581	**	–	$1,038,581	$1,038,581	$152,495	$14,534

**	Represents net beneficial interest purchased.
(b)	Non-income producing security.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	17

Schedule of Investments (concluded)	BlackRock Growth Prepared Portfolio

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$35,056,279	$23,953,631	–	$59,009,910

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Schedule of Investments September 30, 2011	BlackRock Aggressive Growth Prepared Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds – 98.9%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class (b)	284,860	$5,768,405
BlackRock Equity Dividend Fund, Institutional Class	408,780	6,724,435
BlackRock Global Dynamic Equity Fund, Institutional Class	299,372	3,251,180
BlackRock Global Emerging Markets Fund, Inc., Institutional Class	29,091	475,631
BlackRock International Opportunities Portfolio, Institutional Class	61,284	1,738,635
BlackRock Latin America Fund, Inc., Institutional Class	2,634	141,388
BlackRock Pacific Fund, Inc., Institutional Class	61,516	923,971
BlackRock Small Cap Growth Equity Portfolio, Institutional Class (b)	75,562	1,518,037
BlackRock U.S. Opportunities Portfolio, Institutional Class (b)	25,548	865,049
Master Basic Value LLC	$4,157,252	4,157,252
Master Large Cap Growth Portfolio	4,713,663	4,713,663
Master Value Opportunities LLC	$753,615	753,615

		31,031,261

Short-Term Securities – 2.1%
BlackRock Money Market Portfolio, Institutional Class	657,425	657,425

Total Affiliated Investment Companies (Cost – $33,243,263*) – 101.0%		31,688,686
Liabilities in Excess of Other Assets – (1.0)%		(300,839)

Net Assets – 100.0%		$31,387,847

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$33,666,125

Gross unrealized appreciation	$1,346,540
Gross unrealized depreciation	(3,323,979)

Net unrealized depreciation	$(1,977,439)

(a)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2010	Shares/ Beneficial Interest Purchased		Shares Sold		Shares/ Beneficial Interest Held at September 30, 2011	Value at September 30, 2011	Realized Gain (Loss)	Income
BlackRock All-Cap Energy & Resources Portfolio, Institutional Class	74,750	1,850		76,600		–	–	$150,047	–
BlackRock Basic Value Fund, Inc., Institutional Class	307,971	6,148		314,119		–	–	$1,165,168	$76,199
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	357,011	107,294		179,445		284,860	$5,768,405	$86,397	–
BlackRock Equity Dividend Fund, Institutional Class	–	524,794		116,014		408,780	$6,724,435	$(7,451)	$121,374
BlackRock Global Dynamic Equity Fund, Institutional Class	556,826	72,575		330,029		299,372	$3,251,180	$(94,405)	$48,316
BlackRock Global Emerging Markets Fund, Inc., Institutional Class	106,297	31,369		108,575		29,091	$475,631	$355,591	–
BlackRock International Opportunities Portfolio, Institutional Class	42,191	33,726		14,633		61,284	$1,738,635	$(9,694)	$22,374
BlackRock Latin America Fund, Inc., Institutional Class	–	2,730		96		2,634	$141,388	$(121)	–
BlackRock Money Market Portfolio, Institutional Class	–	665,739		8,314		657,425	$657,425	–	–
BlackRock Pacific Fund, Inc., Institutional Class	–	63,931		2,415		61,516	$923,971	$(3,169)	–
BlackRock Large Cap Core Fund, Institutional Class	575,497	73		575,570		–	–	$344,333	–
BlackRock Large Cap Growth Fund, Institutional Class	–	561,500		561,500		–	–	$463,723	–
BlackRock Liquidity Funds, TempFund, Institutional Class	17,755	–		17,755	**	–	–	–	$36
BlackRock Small Cap Core Equity Portfolio, Institutional Class	188,232	24		188,256		–	–	$468,742	–
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	–	95,523		19,961		75,562	$1,518,037	$19,275	–
BlackRock U.S. Opportunities Portfolio, Institutional Class	–	153,219		127,671		25,548	$865,049	$245,430	–
BlackRock Value Opportunities Fund, Inc., Institutional Class	–	56,039		56,039		–		$111,448	–
Master Basic Value LLC	–	$4,157,252	***	–		$4,157,252	$4,157,252	$523,076	$88,930
Master Large Cap Growth Portfolio	–	$4,713,663	***	–		$4,713,663	$4,713,663	$529,886	$60,184
Master Value Opportunities LLC	–	$753,615	***	–		$753,615	$753,615	$103,746	$9,983

**	Represents net shares sold.
***	Represents net beneficial interest purchased.
(b)	Non-income producing security.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	19

Schedule of Investments (concluded)	BlackRock Aggressive Growth Prepared Portfolio

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$22,064,156	$9,624,530	–	$31,688,686

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Statements of Assets and Liabilities

September 30, 2011	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio
Assets
Investments at value – affiliated[1]	$46,484,490	$76,474,785	$59,009,910	$31,688,686
Capital shares sold receivable	59,970	93,845	31,788	40,476
Receivable from advisor	15,457	13,024	18,991	19,726
Investments sold receivable – affiliated	–	30,550	5,458	31,046
Prepaid expenses	11,833	12,321	12,979	13,318

Total assets	46,571,750	76,624,525	59,079,126	31,793,252

Liabilities
Investments purchased payable – affiliated	185,709	–	–	–
Capital shares redeemed payable	337,278	1,438,263	572,502	281,671
Professional fees payable	39,865	39,448	40,226	37,116
Service and distribution fees payable	25,351	42,605	30,834	16,807
Officer’s and Trustees’ fees payable	3,348	3,520	3,445	3,282
Other affiliates payable	148	1,016	141	–
Bank overdraft	–	30,550	5,458	31,046
Payable to advisor	–	10	3,851	–
Other accrued expenses payable	39,221	48,737	45,517	35,483

Total liabilities	630,920	1,604,149	701,974	405,405

Net Assets	$45,940,830	$75,020,376	$58,377,152	$31,387,847

Net Assets Consist of
Paid-in capital	$45,561,849	$80,102,113	$71,131,884	$39,118,965
Undistributed net investment income	1,096,017	1,485,694	816,979	184,394
Accumulated net realized gain (loss)	255,087	(4,015,489)	(10,328,379)	(6,360,935)
Net unrealized appreciation/depreciation	(972,123)	(2,551,942)	(3,243,332)	(1,554,577)

Net Assets	$45,940,830	$75,020,376	$58,377,152	$31,387,847

[1] Investments at cost – affiliated	$47,456,613	$79,026,727	$62,253,242	$33,243,263

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	21

Statements of Assets and Liabilities (concluded)

September 30, 2011	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio
Net Asset Value
Institutional
Net assets	$1,398,746	$1,336,155	$3,177,638	$2,081,926

Shares outstanding[1]	137,976	140,898	351,361	246,312

Net asset value	$10.14	$9.48	$9.04	$8.45

Investor A
Net assets	$14,921,579	$24,336,025	$20,878,658	$10,286,833

Shares outstanding[1]	1,482,943	2,580,926	2,333,450	1,231,453

Net asset value	$10.06	$9.43	$8.95	$8.35

Investor C
Net assets	$22,824,749	$36,962,812	$26,464,446	$14,244,903

Shares outstanding[1]	2,289,170	3,966,574	3,018,048	1,753,232

Net asset value	$9.97	$9.32	$8.77	$8.12

Class R
Net assets	$6,795,756	$12,385,384	$7,856,410	$4,774,185

Shares outstanding[1]	679,715	1,320,037	884,337	575,888

Net asset value	$10.00	$9.38	$8.88	$8.29

[1]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Statements of Operations

Year Ended September 30, 2011	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio
Investment Income
Dividends – affiliated	$648,011	$991,842	$590,884	$268,299
Net investment income allocated from affiliated Master Portfolios:
Income	1,022,909	1,344,532	641,353	159,097
Expenses	(128,392)	(192,190)	(110,953)	(46,695)

Total income	1,542,528	2,144,184	1,121,284	380,701

Expenses
Service and distribution – class specific	320,842	587,112	424,239	241,712
Transfer agent – class specific	88,464	124,174	96,095	81,651
Professional	52,101	52,583	53,000	52,349
Registration	46,760	48,292	47,899	46,462
Administration	36,098	65,953	50,407	28,219
Accounting	12,500	12,500	12,500	9,376
Officer and Trustees	17,199	17,906	17,592	17,077
Printing	15,654	26,633	21,164	13,633
Custodian	12,962	13,058	13,229	13,096
Administration – class specific	12,037	22,001	16,814	9,409
Recoupment of past waived fees – class specific	–	10	4285	–
Miscellaneous	11,175	12,036	11,782	11,089

Total expenses	625,792	982,258	769,006	524,073
Less administration fees waived	(36,098)	(65,953)	(50,407)	(28,219)
Less administration fees waived – class specific	(10,218)	(15,282)	(12,953)	(9,409)
Less transfer agent fees waived – class specific	(681)	(620)	(759)	(772)
Less transfer agent fees reimbursed – class specific	(33,557)	(29,801)	(40,975)	(55,205)
Less expenses reimbursed by advisor	(105,707)	(104,167)	(130,096)	(129,430)

Total expenses after fees waived and reimbursed	439,531	766,435	533,816	301,038

Net investment income	1,102,997	1,377,749	587,468	79,663

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments – affiliated	6,099,740	11,035,524	6,774,223	3,201,609
Payment from affiliate	158,314	260,281	166,812	63,785
Capital gain distributions received from affiliated underlying funds	54,017	147,027	143,511	93,705
Allocation from affiliated Master Portfolios	575,861	1,602,304	1,678,411	1,156,708

	6,887,932	13,045,136	8,762,957	4,515,807

Net change in unrealized appreciation/depreciation on:
Investments – affiliated	(6,471,626)	(10,825,236)	(6,537,754)	(3,185,195)
Allocation from affiliated Master Portfolios	(982,989)	(2,709,907)	(3,048,162)	(2,358,730)

	(7,454,615)	(13,535,143)	(9,585,916)	(5,543,925)

Total realized and unrealized loss	(566,683)	(490,007)	(822,959)	(1,028,118)

Net Increase (Decrease) in Net Assets Resulting from Operations	$536,314	$887,742	$(235,491)	$(948,455)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	23

Statements of Changes in Net Assets

	BlackRock Conservative Prepared Portfolio		BlackRock Moderate Prepared Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2011	2010	2011	2010
Operations
Net investment income	$1,102,997	$901,041	$1,377,749	$1,231,913
Net realized gain (loss)	6,887,932	(126,245)	13,045,136	(2,094,419)
Net change in unrealized appreciation/depreciation	(7,454,615)	3,020,148	(13,535,143)	7,785,058

Net increase (decrease) in net assets resulting from operations	536,314	3,794,944	887,742	6,922,552

Dividends to Shareholders From
Net investment income:
Institutional	(39,099)	(48,119)	(33,290)	(44,401)
Investor A	(316,068)	(290,428)	(501,960)	(409,857)
Investor C	(387,529)	(512,104)	(577,147)	(527,406)
Class R	(157,306)	(149,352)	(287,612)	(218,345)

Decrease in net assets resulting from dividends to shareholders	(900,002)	(1,000,003)	(1,400,009)	(1,200,009)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	2,065,092	5,601,170	(8,348,368)	6,499,494

Net Assets
Total increase (decrease) in net assets	1,701,404	8,396,111	(8,860,635)	12,222,037
Beginning of year	44,239,426	35,843,315	83,881,011	71,658,974

End of year	$45,940,830	$44,239,426	$75,020,376	$83,881,011

Undistributed net investment income	$1,096,017	$711,106	$1,485,694	$1,183,432

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

BlackRock Growth Prepared Portfolio		BlackRock Aggressive Growth Prepared Portfolio
Year Ended September 30,		Year Ended September 30,
2011	2010	2011	2010

$587,468	$526,174	$79,663	$95,435
8,762,957	(3,248,226)	4,515,807	(2,265,863)
(9,585,916)	7,348,106	(5,543,925)	4,574,037

(235,491)	4,626,054	(948,455)	2,403,609

(50,080)	(48,552)	(18,061)	–
(232,886)	(174,146)	(46,813)	–
(151,402)	(171,547)	–	–
(93,122)	(60,925)	(30,558)	–

(527,490)	(455,170)	(95,432)	–

(2,646,898)	1,040,639	(1,766,075)	780,451

(3,409,879)	5,211,523	(2,809,962)	3,184,060
61,787,031	56,575,508	34,197,809	31,013,749

$58,377,152	$61,787,031	$31,387,847	$34,197,809

$816,979	$527,484	$184,394	$95,435

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	25

Financial Highlights	BlackRock Conservative Prepared Portfolio

	Institutional					Investor A
	Year Ended September 30,				Period December 21, 2006[1] to September 30, 2007	Year Ended September 30,				Period December 21, 2006[1] to September 30, 2007
	2011	2010	2009	2008		2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.19	$9.50	$9.24	$10.74	$10.00	$10.12	$9.45	$9.20	$10.72	$10.00

Net investment income[2]	0.33	0.31	0.33	0.35	0.23	0.28	0.25	0.29	0.32	0.20
Net realized and unrealized gain (loss)	(0.10)	0.70	0.24	(1.54)	0.51	(0.10)	0.71	0.24	(1.54)	0.52

Net increase (decrease) from investment operations	0.23	1.01	0.57	(1.19)	0.74	0.18	0.96	0.53	(1.22)	0.72

Dividends and distributions from:
Net investment income	(0.28)	(0.32)	(0.21)	(0.23)	–	(0.24)	(0.29)	(0.18)	(0.22)	–
Net realized gain	–	–	(0.10)	(0.08)	–	–	–	(0.10)	(0.08)	–

Total dividends and distributions	(0.28)	(0.32)	(0.31)	(0.31)	–	(0.24)	(0.29)	(0.28)	(0.30)	–

Net asset value, end of period	$10.14	$10.19	$9.50	$9.24	$10.74	$10.06	$10.12	$9.45	$9.20	$10.72

Total Investment Return[3]
Based on net asset value	2.15%[4]	10.85%	6.85%	(11.43)%	7.40%[5]	1.71%[4]	10.31%	6.41%	(11.76)%	7.20%[5]

Ratios to Average Net Assets
Total expenses	0.77%[6]	0.53%[7]	0.64%[8]	0.68%[9]	15.06%[9,10]	1.10%[6]	0.91%[7]	1.01%[8]	1.10%[9]	4.95%[9,10]

Total expenses after fees waived, reimbursed and paid indirectly	0.40%[6]	0.13%[7]	0.13%[8]	0.13%[9]	0.13%[9,10]	0.78%[6]	0.53%[7]	0.52%[8]	0.51%[9]	0.44%[9,10]

Net investment income	3.11%[6]	3.14%[7]	3.94%[8]	3.38%[9]	2.88%[9,10]	2.67%[6]	2.62%[7]	3.45%[8]	3.08%[9]	2.53%[9,10]

Supplemental Data
Net assets, end of period (000)	$1,399	$1,423	$1,352	$835	$378	$14,922	$12,279	$9,657	$7,416	$1,646

Portfolio turnover	144%	49%	80%	46%	9%	144%	49%	80%	46%	9%

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Financial Highlights (concluded)	BlackRock Conservative Prepared Portfolio

	Investor C					Class R
	Year Ended September 30,				Period December 21, 2006[1] to September 30, 2007	Year Ended September 30,				Period December 21, 2006[1] to September 30, 2007
	2011	2010	2009	2008		2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.03	$9.37	$9.11	$10.66	$10.00	$10.05	$9.40	$9.16	$10.70	$10.00

Net investment income[2]	0.21	0.19	0.22	0.23	0.15	0.26	0.23	0.27	0.27	0.21
Net realized and unrealized gain (loss)	(0.10)	0.70	0.25	(1.52)	0.51	(0.09)	0.69	0.24	(1.52)	0.49

Net increase (decrease) from investment operations	0.11	0.89	0.47	(1.29)	0.66	0.17	0.92	0.51	(1.25)	0.70

Dividends and distributions from:
Net investment income	(0.17)	(0.23)	(0.11)	(0.18)	–	(0.22)	(0.27)	(0.17)	(0.21)	–
Net realized gain	–	–	(0.10)	(0.08)	–	–	–	(0.10)	(0.08)	–

Total dividends and distributions	(0.17)	(0.23)	(0.21)	(0.26)	–	(0.22)	(0.27)	(0.27)	(0.29)	–

Net asset value, end of period	$9.97	$10.03	$9.37	$9.11	$10.66	$10.00	$10.05	$9.40	$9.16	$10.70

Total Investment Return[3]
Based on net asset value	0.99%[4]	9.61%	5.64%	(12.48)%	6.60%[5]	1.62%[4]	10.02%	6.17%	(12.04)%	7.00%[5]

Ratios to Average Net Assets
Total expenses	1.90%[6]	1.69%[7]	1.80%[8]	1.70%[9]	3.96%[9,10]	1.51%[6]	1.33%[7]	1.50%[8]	1.33%[9]	15.25%[9,10]

Total expenses after fees waived, reimbursed and paid indirectly	1.52%[6]	1.25%[7]	1.25%[8]	1.23%[9]	1.18%[9,10]	1.01%[6]	0.74%[7]	0.74%[8]	0.73%[9]	0.68%[9,10]

Net investment income	1.97%[6]	1.93%[7]	2.69%[8]	2.26%[9]	1.91%[9,10]	2.47%[6]	2.36%[7]	3.30%[8]	2.66%[9]	2.61%[9,10]

Supplemental Data
Net assets, end of period (000)	$22,824	$23,786	$20,403	$17,299	$11,051	$6,796	$6,751	$4,432	$3,265	$833

Portfolio turnover	144%	49%	80%	46%	9%	144%	49%	80%	46%	9%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 1.65%, 1.41%, 0.59% and 1.21% for the Institutional, Investor A, Investor C and Class R Shares, respectively.

[5]	Aggregate total investment return.
[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.42%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.81%
[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.65%.
[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.
[10]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	27

Financial Highlights	BlackRock Moderate Prepared Portfolio

	Institutional					Investor A
	Year Ended September 30,				Period December 21, 2006[1] to September 30, 2007	Year Ended September 30,				Period December 21, 2006[1] to September 30, 2007
	2011	2010	2009	2008		2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.62	$8.94	$9.00	$11.02	$10.00	$9.56	$8.90	$8.96	$11.00	$10.00

Net investment income[2]	0.24	0.18	0.22	0.24	0.17	0.20	0.18	0.18	0.22	0.14
Net realized and unrealized gain (loss)	(0.14)	0.71	0.06	(1.90)	0.85	(0.13)	0.65	0.08	(1.91)	0.86

Net increase (decrease) from investment operations	0.10	0.89	0.28	(1.66)	1.02	0.07	0.83	0.26	(1.69)	1.00

Dividends and distributions from:
Net investment income	(0.24)	(0.21)	(0.15)	(0.22)	–	(0.20)	(0.17)	(0.13)	(0.21)	–
Net realized gain	–	–	(0.19)	(0.14)	–	–	–	(0.19)	(0.14)	–

Total dividends and distributions	(0.24)	(0.21)	(0.34)	(0.36)	–	(0.20)	(0.17)	(0.32)	(0.35)	–

Net asset value, end of period	$9.48	$9.62	$8.94	$9.00	$11.02	$9.43	$9.56	$8.90	$8.96	$11.00

Total Investment Return[3]
Based on net asset value	0.85%[4]	10.02%	4.04%	(15.53)%	10.20%[5]	0.59%[4]	9.47%	3.71%	(15.86)%	10.00%[5]

Ratios to Average Net Assets
Total expenses	0.64%[6]	0.47%[7]	0.49%[8]	0.50%[9]	3.33%[9,10]	0.89%[6]	0.68%[7]	0.76%[8]	0.78%[9]	2.01%[9,10]

Total expenses excluding recoupment of past waived fees	0.64%[6]	0.47%[7]	0.49%[8]	0.50%[9]	3.33%[9,10]	0.89%[6]	0.68%[7]	0.75%[8]	0.78%[9]	2.01%[9,10]

Total expenses after fees waived, reimbursed and paid indirectly	0.31%[6]	0.09%[7]	0.09%[8]	0.09%[9]	0.09%[9,10]	0.69%[6]	0.48%[7]	0.48%[8]	0.48%[9]	0.41%[9,10]

Net investment income	2.34%[6]	1.92%[7]	2.85%[8]	2.36%[9]	2.06%[9,10]	1.95%[6]	1.91%[7]	2.36%[8]	2.16%[9]	1.73%[9,10]

Supplemental Data
Net assets, end of period (000)	$1,336	$1,445	$1,327	$1,501	$1,702	$24,336	$24,668	$22,657	$17,506	$6,382

Portfolio turnover	147%	50%	62%	34%	11%	147%	50%	62%	34%	11%

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Financial Highlights (concluded)	BlackRock Moderate Prepared Portfolio

	Investor C					Class R
	Year Ended September 30,				Period December 21, 2006[1] to September 30, 2007	Year Ended September 30,				Period December 21, 2006[1] to September 30, 2007
	2011	2010	2009	2008		2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.46	$8.81	$8.88	$10.93	$10.00	$9.51	$8.86	$8.93	$10.97	$10.00

Net investment income[2]	0.12	0.11	0.13	0.14	0.08	0.18	0.17	0.17	0.20	0.15
Net realized and unrealized gain (loss)	(0.13)	0.66	0.06	(1.89)	0.85	(0.12)	0.65	0.08	(1.89)	0.82

Net increase (decrease) from investment operations	(0.01)	0.77	0.19	(1.75)	0.93	0.06	0.82	0.25	(1.69)	0.97

Dividends and distributions from:
Net investment income	(0.13)	(0.12)	(0.07)	(0.16)	–	(0.19)	(0.17)	(0.13)	(0.21)	–
Net realized gain	–	–	(0.19)	(0.14)	–	–	–	(0.19)	(0.14)	–

Total dividends and distributions	(0.13)	(0.12)	(0.26)	(0.30)	–	(0.19)	(0.17)	(0.32)	(0.35)	–

Net asset value, end of period	$9.32	$9.46	$8.81	$8.88	$10.93	$9.38	$9.51	$8.86	$8.93	$10.97

Total Investment Return[3]
Based on net asset value	(0.23)%[4]	8.76%	2.83%	(16.42)%	9.30%[5]	0.54%[4]	9.34%	3.63%	(15.93)%	9.70%[5]

Ratios to Average Net Assets
Total expenses	1.68%[6]	1.48%[7]	1.57%[8]	1.49%[9]	2.28%[9,10]	1.19%[6]	1.01%[7]	1.10%[8]	1.05%[9]	5.23%[9,10]

Total expenses after fees waived, reimbursed and paid indirectly	1.46%[6]	1.24%[7]	1.24%[8]	1.20%[9]	1.15%[9,10]	0.81%[6]	0.59%[7]	0.59%[8]	0.59%[9]	0.59%[9,10]

Net investment income	1.22%[6]	1.17%[7]	1.68%[8]	1.41%[9]	1.01%[9,10]	1.81%[6]	1.84%[7]	2.20%[8]	1.95%[9]	1.80%[9,10]

Supplemental Data
Net assets, end of period (000)	$36,963	$44,195	$37,646	$37,472	$29,971	$12,385	$13,573	$10,028	$6,439	$3,663

Portfolio turnover	147%	50%	62%	34%	11%	147%	50%	62%	34%	11%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 0.53%, 0.27%, (0.55)% and 0.21% for the Institutional, Investor A, Investor C and Class R Shares, respectively.

[5]	Aggregate total investment return.
[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.50%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.84%
[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.75%.
[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.
[10]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	29

Financial Highlights	BlackRock Growth Prepared Portfolio

	Institutional					Investor A
	Year Ended September 30,				Period December 21, 2006[1] to September 30, 2007	Year Ended September 30,				Period December 21, 2006[1] to September 30, 2007
	2011	2010	2009	2008		2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.19	$8.53	$8.74	$11.32	$10.00	$9.10	$8.45	$8.70	$11.29	$10.00

Net investment income[2]	0.16	0.15	0.13	0.16	0.10	0.12	0.11	0.09	0.11	0.07
Net realized and unrealized gain (loss)	(0.17)	0.62	(0.10)	(2.23)	1.22	(0.16)	0.62	(0.10)	(2.20)	1.22

Net increase (decrease) from investment operations	(0.01)	0.77	0.03	(2.07)	1.32	(0.04)	0.73	(0.01)	(2.09)	1.29

Dividends and distributions from:
Net investment income	(0.14)	(0.11)	–	(0.27)	–	(0.11)	(0.08)	–	(0.25)	–
Net realized gain	–	–	(0.24)	(0.24)	–	–	–	(0.24)	(0.25)	–

Total dividends and distributions	(0.14)	(0.11)	(0.24)	(0.51)	–	(0.11)	(0.08)	(0.24)	(0.50)	–

Net asset value, end of period	$9.04	$9.19	$8.53	$8.74	$11.32	$8.95	$9.10	$8.45	$8.70	$11.29

Total Investment Return[3]
Based on net asset value	(0.21)%[4]	9.00%	1.01%	(19.08)%	13.20%[5]	(0.54)%[4]	8.72%	0.55%	(19.36)%	12.90%[5]

Ratios to Average Net Assets
Total expenses	0.61%[6]	0.47%[7]	0.50%[8]	0.41%[9]	1.80%[9,10]	0.92%[6]	0.75%[7]	0.80%[8]	0.72%[9]	1.69%[9,10]

Total expenses excluding recoupment of past waived fees	0.61%[6]	0.47%[7]	0.50%[8]	0.41%[9]	1.80%[9,10]	0.90%[6]	0.74%[7]	0.79%[8]	0.72%[9]	1.69%[9,10]

Total expenses after fees waived, reimbursed and paid indirectly	0.24%[6]	0.07%[7]	0.07%[8]	0.07%[9]	0.07%[9,10]	0.61%[6]	0.45%[7]	0.45%[8]	0.43%[9]	0.38%[9,10]

Net investment income	1.56%[6]	1.74%[7]	1.77%[8]	1.52%[9]	1.17%[9,10]	1.21%[6]	1.25%[7]	1.25%[8]	1.12%[9]	0.89%[9,10]

Supplemental Data
Net assets, end of period (000)	$3,178	$3,321	$4,148	$7,703	$9,179	$20,879	$18,737	$17,136	$16,927	$9,743

Portfolio turnover	150%	46%	55%	36%	0%	150%	46%	55%	36%	0%

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Financial Highlights (concluded)	BlackRock Growth Prepared Portfolio

	Investor C					Class R
	Year Ended September 30,				Period December 21, 2006[1] to September 30, 2007	Year Ended September 30,				Period December 21, 2006[1] to September 30, 2007
	2011	2010	2009	2008		2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.92	$8.31	$8.62	$11.23	$10.00	$9.03	$8.41	$8.67	$11.27	$10.00

Net investment income[2]	0.05	0.05	0.04	0.05	0.01	0.10	0.08	0.06	0.08	0.05
Net realized and unrealized gain (loss)	(0.16)	0.62	(0.11)	(2.21)	1.22	(0.15)	0.62	(0.08)	(2.19)	1.22

Net increase (decrease) from investment operations	(0.11)	0.67	(0.07)	(2.16)	1.23	(0.05)	0.70	(0.02)	(2.11)	1.27

Dividends and distributions from:
Net investment income	(0.04)	(0.06)	–	(0.20)	–	(0.10)	(0.08)	–	(0.25)	–
Net realized gain	–	–	(0.24)	(0.25)	–	–	–	(0.24)	(0.24)	–

Total dividends and distributions	(0.04)	(0.06)	(0.24)	(0.45)	–	(0.10)	(0.08)	(0.24)	(0.49)	–

Net asset value, end of period	$8.77	$8.92	$8.31	$8.62	$11.23	$8.88	$9.03	$8.41	$8.67	$11.27

Total Investment Return[3]
Based on net asset value	(1.24)%[4]	7.92%	(0.16)%	(19.99)%	12.30%[5]	(0.64)%[4]	8.36%	0.43%	(19.59)%	12.70%[5]

Ratios to Average Net Assets
Total expenses	1.70%[6]	1.57%[7]	1.65%[8]	1.48%[9]	2.21%[9,10]	1.18%[6]	1.06%[7]	1.19%[8]	1.02%[9]	6.87%[9,10]

Total expenses after fees waived, reimbursed and paid indirectly	1.34%[6]	1.17%[7]	1.17%[8]	1.17%[9]	1.11%[9,10]	0.79%[6]	0.62%[7]	0.62%[8]	0.62%[9]	0.60%[9,10]

Net investment income	0.52%[6]	0.55%[7]	0.57%[8]	0.49%[9]	0.12%[9,10]	1.03%[6]	0.92%[7]	0.87%[8]	0.79%[9]	0.65%[9,10]

Supplemental Data
Net assets, end of period (000)	$26,464	$31,253	$29,994	$32,689	$32,408	$7,856	$8,476	$5,297	$3,277	$2,433

Portfolio turnover	150%	46%	55%	36%	0%	150%	46%	55%	36%	0%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (0.43)%, (0.76)%, (1.57)% and (0.86)% for the Institutional, Investor A, Investor C and Class R Shares, respectively.

[5]	Aggregate total investment return.
[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.59%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.87%
[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.85%.
[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.
[10]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	31

Financial Highlights	BlackRock Aggressive Growth Prepared Portfolio

	Institutional					Investor A
	Year Ended September 30,				Period December 21, 2006[1] to September 30, 2007	Year Ended September 30,				Period December 21, 2006[1] to September 30, 2007
	2011	2010	2009	2008		2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.74	$8.06	$8.57	$11.55	$10.00	$8.65	$8.00	$8.53	$11.52	$10.00

Net investment income (loss)[2]	0.09	0.07	0.05	0.07	0.01	0.05	0.07	0.01	0.03	(0.01)
Net realized and unrealized gain (loss)	(0.30)	0.61	(0.31)	(2.59)	1.54	(0.30)	0.58	(0.29)	(2.58)	1.53

Net increase (decrease) from investment operations	(0.21)	0.68	(0.26)	(2.52)	1.55	(0.25)	0.65	(0.28)	(2.55)	1.52

Dividends and distributions from:
Net investment income	(0.08)	–	–	(0.15)	–	(0.05)	–	–	(0.14)	–
Net realized gain	–	–	(0.25)	(0.31)	–	–	–	(0.25)	(0.30)	–

Total dividends and distributions	(0.08)	–	(0.25)	(0.46)	–	(0.05)	–	(0.25)	(0.44)	–

Net asset value, end of period	$8.45	$8.74	$8.06	$8.57	$11.55	$8.35	$8.65	$8.00	$8.53	$11.52

Total Investment Return[3]
Based on net asset value	(2.55)%[4]	8.44%	(2.22)%	(22.69)%	15.50%[5]	(3.00)%[4]	8.13%	(2.48)%	(22.96)%	15.20%[5]

Ratios to Average Net Assets
Total expenses	0.77%[6]	0.72%[7]	0.79%[8]	0.65%[9]	2.80%[9,10]	1.07%[6]	1.00%[7]	1.15%[8]	0.99%[9]	3.51%[9,10]

Total expenses after fees waived, reimbursed and paid indirectly	0.21%[6]	0.09%[7]	0.09%[8]	0.09%[9]	0.09%[9,10]	0.55%[6]	0.43%[7]	0.42%[8]	0.43%[9]	0.39%[9,10]

Net investment income (loss)	0.91%[6]	0.79%[7]	0.69%[8]	0.71%[9]	0.14%[9,10]	0.54%[6]	0.79%[7]	0.20%[8]	0.26%[9]	(0.14)%[9,10]

Supplemental Data
Net assets, end of period (000)	$2,082	$2,112	$2,566	$3,484	$4,346	$10,287	$8,512	$9,328	$6,894	$2,773

Portfolio turnover	117%	46%	55%	20%	7%	117%	46%	55%	20%	7%

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Financial Highlights (concluded)	BlackRock Aggressive Growth Prepared Portfolio

	Investor C					Class R
	Year Ended September 30,				Period December 21, 2006[1] to September 30, 2007	Year Ended September 30,				Period December 21, 2006[1] to September 30, 2007
	2011	2010	2009	2008		2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.43	$7.86	$8.45	$11.45	$10.00	$8.58	$7.95	$8.50	$11.49	$10.00

Net investment income (loss)[2]	(0.01)	(0.01)	(0.03)	(0.05)	(0.07)	0.04	0.03	0.00 [11]	(0.01)	(0.04)
Net realized and unrealized gain (loss)	(0.30)	0.58	(0.31)	(2.55)	1.52	(0.29)	0.60	(0.30)	(2.54)	1.53

Net increase (decrease) from investment operations	(0.31)	0.57	(0.34)	(2.60)	1.45	(0.25)	0.63	(0.30)	(2.55)	1.49

Dividends and distributions from:
Net investment income	–	–	–	(0.10)	–	(0.04)	–	–	(0.13)	–
Net realized gain	–	–	(0.25)	(0.30)	–	–	–	(0.25)	(0.31)	–

Total dividends and distributions	–	–	(0.25)	(0.40)	–	(0.04)	–	(0.25)	(0.44)	–

Net asset value, end of period	$8.12	$8.43	$7.86	$8.45	$11.45	$8.29	$8.58	$7.95	$8.50	$11.49

Total Investment Return[3]
Based on net asset value	(3.68)%[4]	7.25%	(3.24)%	(23.48)%	14.50%[5]	(2.93)%[4]	7.92%	(2.73)%	(23.13)%	14.90%[5]

Ratios to Average Net Assets
Total expenses	1.91%[6]	1.86%[7]	1.99%[8]	1.72%[9]	3.27%[9,10]	1.39%[6]	1.35%[7]	1.51%[8]	1.31%[9]	12.51%[9,10]

Total expenses after fees waived, reimbursed and paid indirectly	1.30%[6]	1.18%[7]	1.18%[8]	1.18%[9]	1.13%[9,10]	0.71%[6]	0.59%[7]	0.59%[8]	0.59%[9]	0.59%[9,10]

Net investment income (loss)	(0.14%)[6]	(0.10)%[7]	(0.46)%[8]	(0.47)%[9]	(0.81)%[9,10]	0.41%[6]	0.41%[7]	0.02%[8]	(0.13)%[9]	(0.50)%[9,10]

Supplemental Data
Net assets, end of period (000)	$14,245	$18,051	$16,047	$16,762	$13,384	$4,774	$5,523	$3,073	$1,990	$1,102

Portfolio turnover	117%	46%	55%	20%	7%	117%	46%	55%	20%	7%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (2.67)%, (3.11)%, (3.80)% and (3.16)% for the Institutional, Investor A, Investor C and Class R Shares, respectively.

[5]	Aggregate total investment return.
[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.67%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.89%
[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.94%.
[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.
[10]	Annualized.
[11]	Less than $0.01 per share.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	33

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. As of September 30, 2011, the Trust had 26 series, of which BlackRock Conservative Prepared Portfolio (“Conservative Prepared”), BlackRock Moderate Prepared Portfolio (“Moderate Prepared”), BlackRock Growth Prepared Portfolio (“Growth Prepared”) and BlackRock Aggressive Growth Prepared Portfolio (“Aggressive Growth Prepared”) (collectively the “Funds”) are included in these financial statements. The Funds are classified as non-diversified. The Funds generally will invest in other registered investment companies (each an “Underlying Fund” and collectively the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the Funds. The Funds may also invest in Master Portfolios that are managed by subsidiaries of BlackRock (the “Master Portfolios”). As of September 30, 2011, Conservative Prepared’s investment in the Master Total Return Portfolio of Master Bond LLC was 52.6% of net assets. The financial statements of the Master Total Return Portfolio, including the Schedule of Investments, should be read in conjunction with the Conservative Prepared’s financial statements. The Master Total Return Portfolio’s financial statements are available, without charge, upon request by calling (800) 441-7762 or on the SEC’s website at http://www.sec.gov. By owning shares of the Underlying Funds and investing in the Master Portfolios, each of the Funds indirectly invest, to varying degrees, in securities of US and non-US companies, including small and medium sized companies, and in fixed-income securities. Equity funds may also include funds that invest in real estate related and other similar securities. Fixed income funds may include funds that invest in domestic and non-US bonds, US Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds and Master Portfolios may invest in derivatives. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value. The market value of the Funds’ investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. The Funds record their proportionate investment in the Master Portfolios at fair value which is ordinarily based upon their pro rata ownership in the net assets of the Master Portfolios.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board of Trustees (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds record their proportionate share of the Master Portfolios’ income, expenses and realized and unrealized gains and losses. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. In addition to the direct expenses borne by the shareholders of the Funds, the shareholders also bear indirectly a proportionate share of the expenses of the Underlying Funds in which the Funds invest. Capital gain distributions from the Underlying Funds are recorded as realized gains.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four years ended September 30, 2011. The statutes of limitations on

34	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Funds entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager will not receive any management fees from the Funds for its investment advisory services.

The Manager contractually agreed to waive or reimburse fees and/or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of average daily net assets as follows:

	Share Classes
	Institutional	Investor A	Investor C	Class R
Conservative Prepared	1.13%	1.53%	2.25%	1.74%
Moderate Prepared	1.09%	1.51%	2.24%	1.59%
Growth Prepared	1.07%	1.45%	2.17%	1.62%
Aggressive Growth Prepared	1.09%	1.43%	2.18%	1.59%

This agreement is perpetual and has no effective termination date unless approved by the Board, including a majority of the non-interested Trustees.

In addition, the Manager has also contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of average daily net assets as follows:

	Share Classes
	Institutional	Investor A	Investor C	Class R
Conservative Prepared	0.13%	0.53%	1.25%	0.74%
Moderate Prepared	0.09%	0.51%	1.24%	0.59%
Growth Prepared	0.07%	0.45%	1.17%	0.62%
Aggressive Growth Prepared	0.09%	0.43%	1.18%	0.59%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2012 unless approved by the Board, including a majority of the non-interested Trustees. These amounts are included in administration fees waived and shown as administration fees waived – class specific, transfer agent fees waived – class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by advisor, respectively, in the Statements of Operations. For the year ended September 30, 2011, the amounts included in administration fees waived were as follows:

Conservative Prepared	$36,098
Moderate Prepared	$65,953
Growth Prepared	$50,407
Aggressive Growth Prepared	$28,219

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	35

Notes to Financial Statements (continued)

Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2011, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees
Share Classes	Moderate Prepared	Growth Prepared
Investor A	$10	$4,285

On September 30, 2011, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2012	2013
Conservative Prepared	$181,001	$186,261
Moderate Prepared	$214,174	$215,823
Growth Prepared	$221,728	$235,190
Aggressive Growth Prepared	$220,349	$223,035

The following waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2011:

Conservative Prepared	$165,503
Moderate Prepared	$197,993
Growth Prepared	$215,368
Aggressive Growth Prepared	$194,351

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	–
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

For the year ended September 30, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Conservative Prepared	$6,321
Moderate Prepared	$3,029
Growth Prepared	$3,916
Aggressive Growth Prepared	$2,714

For the year ended September 30, 2011, affiliates received the following CDSC relating to transactions in Investor A and Investor C Shares:

	Investor A	Investor C
Conservative Prepared	–	$1,282
Moderate Prepared	$58	$2,215
Growth Prepared	–	$2,086
Aggressive Growth Prepared	–	$862

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2011, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations:

Call Center
Share Classes	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$17	$391	$408	$76	$892
Moderate Prepared	$20	$387	$581	$138	$1,126
Growth Prepared	$47	$367	$486	$84	$984
Aggressive Growth Prepared	$46	$353	$301	$72	$772

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the year ended September 30, 2011, the Funds paid the following to affiliates in return for these services, which are included in administration, administration – class specific,

36	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

administration fees waived and administration fees waived – class specific in the Statements of Operations:

Conservative Prepared	$1,819
Moderate Prepared	$6,719
Growth Prepared	$3,862

For the year ended September 30, 2011, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses:

Administration Fees	Share Classes
	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$381	$3,596	$6,180	$1,880	$12,037
Moderate Prepared	$379	$6,592	$11,018	$4,012	$22,001
Growth Prepared	$963	$5,387	$8,046	$2,418	$16,814
Aggressive Growth Prepared	$606	$2,589	$4,572	$1,642	$9,409

Administration Fees Waived	Share Classes
	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$381	$1,777	$6,180	$1,880	$10,218
Moderate Prepared	$379	–	$10,891	$4,012	$15,282
Growth Prepared	$963	$1,526	$8,046	$2,418	$12,953
Aggressive Growth Prepared	$606	$2,589	$4,572	$1,642	$9,409

Service and Distribution Fees	Share Classes
	Investor A	Investor C	Class R	Total
Conservative Prepared	$35,982	$247,258	$37,602	$320,842
Moderate Prepared	$65,945	$440,867	$80,300	$587,112
Growth Prepared	$53,871	$321,971	$48,397	$424,239
Aggressive Growth Prepared	$25,897	$182,933	$32,882	$241,712

Transfer Agent Fees	Share Classes
	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$868	$19,360	$46,071	$22,165	$88,464
Moderate Prepared	$1,666	$28,413	$67,694	$26,401	$124,174
Growth Prepared	$3,134	$24,598	$53,565	$14,798	$96,095
Aggressive Growth Prepared	$2,532	$16,494	$47,457	$15,168	$81,651

Transfer Agent Fees Waived	Share Classes
	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$17	$180	$408	$76	$681
Moderate Prepared	$21	–	$461	$138	$620
Growth Prepared	$48	$141	$486	$84	$759
Aggressive Growth Prepared	$46	$353	$301	$72	$772

Transfer Agent Fees Reimbursed	Share Classes
	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$851	$2,531	$16,316	$13,859	$33,557
Moderate Prepared	$1,638	–	$1,907	$26,256	$29,801
Growth Prepared	$3,086	$6,479	$21,498	$9,912	$40,975
Aggressive Growth Prepared	$2,471	$6,767	$30,879	$15,088	$55,205

During the year ended September 30, 2011, the Manager reimbursed the Funds for net losses associated with certain investment transactions as follows:

Conservative Prepared	$158,314
Moderate Prepared	$260,281
Growth Prepared	$166,812
Aggressive Growth Prepared	$63,785

During the year ended September 30, 2011, the following Funds received reimbursements from an affiliate, which are included in capital share transactions on the Statements of Changes in Net Assets, relating to processing errors. The amounts of the reimbursements to the Funds were:

Conservative Prepared	$23,089
Moderate Prepared	$9,826

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2011, were as follows:

	Purchases	Sales
Conservative Prepared	$71,122,492	$69,356,289
Moderate Prepared	$129,070,127	$136,949,034
Growth Prepared	$100,454,335	$102,719,651
Aggressive Growth Prepared	$43,756,341	$45,241,405

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	37

Notes to Financial Statements (continued)

4. Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on their net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The Funds did not borrow under the credit agreement during the year ended September 30, 2011.

5. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2011 attributable to a payment from affiliate and distributions received from a regulated investment company were reclassified to the following accounts:

	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared
Undistributed net investment income	$181,916	$324,522	$229,517	$104,728
Accumulated net realized gain (loss)	$(181,916)	$(324,522)	$(229,517)	$(104,728)

The tax character of distributions paid during the years ended September 30, 2011 and September 30, 2010 was as follows:

	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared
Ordinary income
9/30/11	$900,002	$1,400,009	$527,490	$95,432
9/30/10	$1,000,003	$1,200,009	$455,170	–

As of September 30, 2011, the tax components of accumulated net earnings (losses) were as follows:

	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared
Undistributed ordinary income	$988,478	$1,329,678	$730,954	$158,045
Undistributed long-term capital gains	337,857	–	–	–
Capital loss carryforwards	–	(4,252,254)	(10,941,239)	(5,489,366)
Net unrealized losses*	(947,354)	(2,159,161)	(2,544,447)	(2,399,797)

Total	$378,981	$(5,081,737)	$(12,754,732)	$(7,731,118)

*	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales, the deferral of post-October capital losses for tax purposes and the timing and recognition of partnership income.

As of September 30, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring September 30,	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared
2017	$1,086,852	$4,203,034	$1,419,054
2018	3,165,402	3,985,452	1,745,566
2019	–	2,752,753	2,324,746

Total	$4,252,254	$10,941,239	$5,489,366

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after September 30, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6. Market and Credit Risk:

In the normal course of business, through their investments in the Underlying Funds, the Funds enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to

38	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

7. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
Conservative Prepared	Shares	Amount	Shares	Amount

Institutional
Shares sold	36,524	$386,609	67,835	$657,995
Shares issued in reinvestment of dividends	2,983	31,023	4,525	43,168

Total issued	39,507	417,632	72,360	701,163
Shares redeemed	(41,264)	(440,487)	(74,876)	(726,619)

Net decrease	(1,757)	$(22,855)	(2,516)	$(25,456)

Investor A
Shares sold	649,235	$6,858,052	473,838	$4,576,900
Shares issued in reinvestment of dividends	28,783	298,194	29,334	278,966

Total issued	678,018	7,156,246	503,172	4,855,866
Shares redeemed	(408,596)	(4,306,125)	(312,009)	(3,013,554)

Net increase	269,422	$2,850,121	191,163	$1,842,312

Investor C
Shares sold	654,271	$6,873,160	944,301	$9,074,518
Shares issued in reinvestment of dividends	34,386	354,862	49,640	470,586

Total issued	688,657	7,228,022	993,941	9,545,104
Shares redeemed	(771,047)	(8,106,875)	(798,767)	(7,695,067)

Net increase (decrease)	(82,390)	$(878,853)	195,174	$1,850,037

Class R
Shares sold	453,662	$4,795,628	621,019	$6,010,020
Shares issued in reinvestment of dividends	15,273	157,305	15,787	149,350

Total issued	468,935	4,952,933	636,806	6,159,370
Shares redeemed	(460,640)	(4,836,254)	(437,027)	(4,225,093)

Net increase	8,295	$116,679	199,779	$1,934,277

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	39

Notes to Financial Statements (continued)

	Year Ended September 30, 2011		Year Ended September 30, 2010
Moderate Prepared	Shares	Amount	Shares	Amount

Institutional
Shares sold	27,223	$282,004	855,477	$7,890,416
Shares issued in reinvestment of dividends	3,016	30,379	4,583	41,983

Total issued	30,239	312,383	860,060	7,932,399
Shares redeemed	(39,595)	(402,677)	(858,228)	(8,170,166)

Net increase (decrease)	(9,356)	$(90,294)	1,832	$(237,767)

Investor A
Shares sold	787,105	$8,040,586	626,214	$5,759,418
Shares issued in reinvestment of dividends	48,254	484,472	42,994	392,961

Total issued	835,359	8,525,058	669,208	6,152,379
Shares redeemed	(833,928)	(8,568,661)	(635,191)	(5,785,460)

Net increase (decrease)	1,431	$(43,603)	34,017	$366,919

Investor C
Shares sold	759,959	$7,648,921	1,568,954	$14,316,395
Shares issued in reinvestment of dividends	51,831	517,270	52,066	473,272

Total issued	811,790	8,166,191	1,621,020	14,789,667
Shares redeemed	(1,518,580)	(15,455,542)	(1,219,191)	(11,088,450)

Net increase (decrease)	(706,790)	$(7,289,351)	401,829	$3,701,217

Class R
Shares sold	847,150	$8,689,507	679,616	$6,189,416
Shares issued in reinvestment of dividends	28,790	287,612	23,994	218,345

Total issued	875,940	8,977,119	703,610	6,407,761
Shares redeemed	(983,133)	(9,902,239)	(408,823)	(3,738,636)

Net increase (decrease)	(107,193)	$(925,120)	294,787	$2,669,125

Growth Prepared

Institutional
Shares sold	95,486	$969,871	34,728	$307,187
Shares issued in reinvestment of dividends	4,640	46,066	5,097	45,417

Total issued	100,126	1,015,937	39,825	352,604
Shares redeemed	(110,286)	(1,087,599)	(164,924)	(1,464,302)

Net decrease	(10,160)	$(71,662)	(125,099)	$(1,111,698)

Investor A
Shares sold	732,272	$7,348,817	374,022	$3,285,699
Shares issued in reinvestment of dividends	21,807	214,793	18,116	160,323

Total issued	754,079	7,563,610	392,138	3,446,022
Shares redeemed	(480,603)	(4,792,396)	(359,381)	(3,124,374)

Net increase	273,476	$2,771,214	32,757	$321,648

40	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Notes to Financial Statements (concluded)

	Year Ended September 30, 2011		Year Ended September 30, 2010
Growth Prepared (concluded)	Shares	Amount	Shares	Amount

Investor C
Shares sold	477,915	$4,668,582	868,562	$7,537,824
Shares issued in reinvestment of dividends	13,842	134,272	18,114	157,950

Total issued	491,757	4,802,854	886,676	7,695,774
Shares redeemed	(977,846)	(9,622,980)	(990,283)	(8,559,632)

Net decrease	(486,089)	$(4,820,126)	(103,607)	$(863,858)

Class R
Shares sold	479,984	$4,795,145	476,726	$4,172,342
Shares issued in reinvestment of dividends	9,512	93,122	6,923	60,925

Total issued	489,496	4,888,267	483,649	4,233,267
Shares redeemed	(543,481)	(5,414,591)	(175,574)	(1,538,720)

Net increase (decrease)	(53,985)	$(526,324)	308,075	$2,694,547

Aggressive Growth Prepared

Institutional
Shares sold	118,067	$1,215,961	330,912	$2,805,732
Shares issued in reinvestment of dividends	1,150	11,129	–	–

Total issued	119,217	1,227,090	330,912	2,805,732
Shares redeemed	(114,450)	(1,061,515)	(407,865)	(3,513,248)

Net increase (decrease)	4,767	$165,575	(76,953)	$(707,516)

Investor A
Shares sold	496,994	$4,823,199	262,621	$2,195,502
Shares issued in reinvestment of dividends	4,733	45,344	–	–

Total issued	501,727	4,868,543	262,621	2,195,502
Shares redeemed	(254,754)	(2,474,793)	(444,780)	(3,679,132)

Net increase (decrease)	246,973	$2,393,750	(182,159)	$(1,483,630)

Investor C
Shares sold	447,836	$4,198,289	599,919	$4,929,005
Shares redeemed	(835,504)	(7,921,464)	(501,666)	(4,068,976)

Net increase (decrease)	(387,668)	$(3,723,175)	98,253	$860,029

Class R
Shares sold	409,297	$3,949,380	395,244	$3,270,742
Shares issued in reinvestment of dividends	3,213	30,558	–	–

Total issued	412,510	3,979,938	395,244	3,270,742
Shares redeemed	(480,201)	(4,582,163)	(138,247)	(1,159,174)

Net increase (decrease)	(67,691)	$(602,225)	256,997	$2,111,568

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	41

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of BlackRock Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Conservative Prepared Portfolio, BlackRock Moderate Prepared Portfolio, BlackRock Growth Prepared Portfolio and BlackRock Aggressive Growth Prepared Portfolio, four of the twenty-six series constituting BlackRock Funds II (the “Funds”), as of September 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP Philadelphia, Pennsylvania November 29, 2011

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds during the taxable year ended September 30, 2011:

	Payable Date	Qualified Dividend Income for Individuals*	Dividends Qualifying for the Dividends Received Deduction for Corporations*
BlackRock Conservative Prepared Portfolio	12/29/10	14.69%	13.47%
BlackRock Moderate Prepared Portfolio	12/29/10	25.56%	23.44%
BlackRock Growth Prepared Portfolio	12/29/10	66.20%	60.75%
BlackRock Aggressive Growth Prepared Portfolio	12/29/10	100.00%	100.00%

*	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

42	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Aggressive Growth Prepared Portfolio (the “Aggressive Growth Portfolio”), BlackRock Conservative Prepared Portfolio (the “Conservative Portfolio”), BlackRock Growth Prepared Portfolio (the “Growth Portfolio”) and BlackRock Moderate Prepared Portfolio (the “Moderate Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock Funds II (the “Trust”), met on April 12, 2011 and May 10-11, 2011 to consider the approval of the Trust’s investment advisory agreement (the “Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager,” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/ trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April 12, 2011 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 12, 2011, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April 12, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 10-11, 2011 Board meeting.

At an in-person meeting held on May 10-11, 2011, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2012. In approving the

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	43

Disclosure of Investment Advisory Agreement (continued)

continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with each Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates shareholders provide each Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide each Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 12, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that the Aggressive Growth Portfolio ranked in the third, second and second quartiles against its Lipper Performance Universe for the one-year, three-year and since-inception periods reported, respectively.

The Board noted that the Conservative Portfolio ranked in the first, third and second quartiles against its Lipper Performance Universe for the one-year, three-year and since-inception periods reported, respectively.

The Board noted that the Growth Portfolio ranked in the second, third and second quartiles against its Lipper Performance Universe for the one-year, three-year and since-inception periods reported, respectively.

The Board noted that the Moderate Portfolio ranked in the first, second and second quartiles against its Lipper Performance Universe for the one-year, three-year and since-inception periods reported, respectively.

The Board noted that BlackRock has made changes to the organization of the overall equity group and fixed income group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management

44	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Disclosure of Investment Advisory Agreement (concluded)

fee ratio, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board reviewed BlackRock’s profitability with respect to other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that BlackRock will not receive any advisory fee from the Funds for its investment advisory service. The Board also noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, each Fund’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2012. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to each Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	45

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	29 RICs consisting of 83 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 83 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 83 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 83 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	29 RICs consisting of 83 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member, Veracity Worldwide LLC (risk management) since 2007; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) since 2004 to 2010.	29 RICs consisting of 83 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 83 Portfolios	None

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.	29 RICs consisting of 83 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.	29 RICs consisting of 83 Portfolios	None

46	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	29 RICs consisting of 83 Portfolios	None

[1]         Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]          Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s Board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director, BlackRock and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	158 RICs consisting of 286 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 83 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	158 RICs consisting of 286 Portfolios	None

[3]

Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-ended funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	47

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resources Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1]	Officers of the Trust serve at the pleasure of the Board of Trustees.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

Effective September 13, 2011, Richard S. Davis resigned as Trustee of the Trust and Paul L. Audet became Trustee of the Trust.

48	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	49

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

50	BLACKROCK FUNDS II	SEPTEMBER 30, 2011

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Emerging Markets Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds
BlackRock Bond Index Fund BlackRock Core Bond Portfolio BlackRock Emerging Market Debt Portfolio BlackRock Floating Rate Income Portfolio BlackRock GNMA Portfolio BlackRock High Yield Bond Portfolio

BlackRock Income Builder Portfolio†

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Sector Bond Portfolio

				BlackRock Strategic Income Opportunities Portfolio BlackRock Total Return Fund BlackRock US Government Bond Portfolio BlackRock World Income Fund US Mortgage Portfolio

Municipal Bond Funds
BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund BlackRock New York Municipal Bond Fund			BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS II	SEPTEMBER 30, 2011	51

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

PREPARE-9/11-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The board of directors has determined Mr. Eizenstat to be an audit committee financial expert based on his public service in the U.S. Treasury and his executive management experience.

Item 4	–	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Aggressive Growth Prepared Portfolio	$23,900	$23,500	$0	$0	$12,350	$6,100	$0	$6
BlackRock Conservative Prepared Portfolio	$23,900	$23,500	$0	$0	$12,350	$6,100	$0	$8
BlackRock Core Bond Portfolio	$39,400	$33,100	$0	$0	$14,100	$6,100	$0	$675
BlackRock GNMA Portfolio	$34,400	$33,100	$0	$0	$14,100	$6,100	$0	$285
BlackRock Growth Prepared Portfolio	$23,900	$23,500	$0	$0	$12,350	$6,100	$0	$12
BlackRock High Yield Bond Portfolio	$46,100	$33,000	$13,300	$0	$77,000	$6,100	$0	$409
BlackRock Inflation Protected Bond Portfolio	$29,600	$28,300	$0	$0	$14,100	$6,100	$0	$189
BlackRock Long Duration Bond Portfolio	$39,400	$38,000	$0	$0	$14,100	$6,100	$0	$56

BlackRock Low Duration Bond Portfolio	$39,100	$33,000	$12,000	$0	$24,300	$6,100	$0	$276
BlackRock Moderate Prepared Portfolio	$23,900	$23,500	$0	$0	$12,350	$6,100	$0	$15
BlackRock Multi-Sector Bond Portfolio	$48,500	$47,000	$0	$0	$14,100	$6,100	$0	$0
BlackRock U.S. Government Bond Portfolio	$34,300	$33,000	$12,000	$0	$24,300	$6,100	$0	$162
The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2	The nature of the services includes tax compliance, tax advice and tax planning.
3	Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Aggressive Growth Prepared Portfolio	$12,350	$16,883
BlackRock Conservative Prepared Portfolio	$12,350	$16,885
BlackRock Core Bond Portfolio	$14,100	$17,552
BlackRock GNMA Portfolio	$14,100	$17,162
BlackRock Growth Prepared Portfolio	$12,350	$16,889
BlackRock High Yield Bond Portfolio	$90,300	$17,286
BlackRock Inflation Protected Bond Portfolio	$14,100	$17,066
BlackRock Long Duration Bond Portfolio	$14,100	$16,933
BlackRock Low Duration Bond Portfolio	$36,300	$17,153
BlackRock Moderate Prepared Portfolio	$12,350	$16,892
BlackRock Multi-Sector Bond Portfolio	$14,100	N/A
BlackRock U.S. Government Bond Portfolio	$36,300	$17,039

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – See Item 2

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: November 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: November 30, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date: November 30, 2011